--------------------------------------------------------------------------------

       MERRILL LYNCH VARIABLE
       -------------------------------------------------------------------------
       SERIES FUNDS, INC.
       -------------------------------------------------------------------------

                                                                                                      PAGE
                                                                                                      ----
                                                              American Balanced Fund................    1
                                                              Basic Value Focus Fund................   13
                                                              Capital Focus Fund....................   25
                                                              Developing Capital Markets Focus
                                                                Fund................................   39
                                                              Domestic Money Market Fund............   58
                                                              Global Bond Focus Fund................   69
                                                              Global Growth Focus Fund..............   83
                                                              Global Strategy Focus Fund............   98
                                                              Global Utility Focus Fund.............  116
                                                              Government Bond Fund..................  130
                                                              High Current Income Fund..............  142
                                                              Index 500 Fund........................  160
                                                              International Equity Focus Fund.......  176
                                                              Natural Resources Focus Fund..........  199
                                                              Prime Bond Fund.......................  212
                                                              Quality Equity Fund...................  227
                                                              Reserve Assets Fund...................  240
                                                              Special Value Focus Fund..............  249

                                                              Semi-Annual Report
June 30, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
JUNE 30, 1999--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

There were some conflicting signals regarding the future direction of the US economy during the six months ended June 30, 1999. However, on balance the economic outlook continued to be positive. The US economic expansion is ongoing, especially in the consumer sector. Economic growth is not occurring at inflationary rates, although the Organization of Petroleum Exporting Countries
(OPEC) successfully engineered a near-term increase in the price of crude oil. Against this backdrop, the US Federal Reserve Board raised the Federal Funds rate 0.25% at its June 30, 1999 meeting. Outside of the United States, signs of growth are less apparent in other major industrial economies. European equity markets have entered a period of consolidation, and investors are looking for evidence of an economic pickup. Meanwhile, Japan reported its first quarter of positive economic growth in more than one year. There were growing signs of improvement in some emerging economies (most notably South Korea and Mexico), although concerns remain for others (such as Brazil and Argentina).

  In the US capital markets, long-term interest rates rose during the June quarter. While the spread between yields on Treasury securities and corporate issues of similar maturities has narrowed somewhat, it remains wide by historic standards. Although the US stock market exhibited greater price volatility, its advances broadened beyond relatively few growth stocks to the previously languishing cyclical sectors.

PORTFOLIO MATTERS

As of June 30, 1999, the Fund's asset allocation was: US bonds, 44% of net assets; US stocks, 52%; and cash reserves, 4%.

  We reduced the Fund's allocation to US equities from 55% of net assets as of December 31, 1998 to 52% as of June 30, 1999. We continued to believe that investors will favor the shares of companies that offer a high degree of earnings visibility in a steady growth/low inflationary economy. On this basis, technology remained the largest single group represented among our US equity commitments. Positions established in the technology sector during the past three months included Sun Microsystems, Inc., Xerox Corporation and Siebel Systems, Inc. Consumer staples, including healthcare and financial services, also continued to account for a significant portion of US equity assets.

  We increased the Fund's US bond commitment from 40% of net assets to 44% during the six months ended June 30, 1999. We also increased the average duration from 5.4 years to 7.0 years. Contrary to our earlier expectations, the strength of the US economy persisted during the second quarter of 1999. However, we expect the rise in intermediate-term and longer-term interest rates which has taken place in recent months to gradually slow the rate of US economic growth in coming quarters. In our view, any resultant reduction of inflationary expectations would be likely to be supportive of a decline in US interest rates during the second half of 1999.

IN CONCLUSION

We appreciate your investment in American Balanced Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Thomas R. Robinson
Thomas R. Robinson
Senior Vice President and Portfolio Manager

July 28, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/99                                                       + 6.54%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                                                  +13.26
--------------------------------------------------------------------------------
Ten Years Ended 6/30/99                                                   +10.78
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH       6 MONTH
                                                              TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +6.54%         +4.56%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

                                SHARES                                                           VALUE       PERCENT OF
INDUSTRY                         HELD                 COMMON STOCKS                COST        (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE                          13,645      United Technologies
                                                 Corporation...............    $    506,717   $    978,176       0.6%
-----------------------------------------------------------------------------------------------------------------------
APPLICATION DEVELOPMENT            12,500      +Siebel Systems, Inc. ......         461,524        828,125       0.5
SOFTWARE
-----------------------------------------------------------------------------------------------------------------------
AUTO & TRUCK                       28,400      Delphi Automotive Systems
                                                 Corporation...............         482,800        527,175       0.3
-----------------------------------------------------------------------------------------------------------------------
AUTO-RELATED                       14,700      The Hertz Corporation (Class
                                                 A)........................         537,700        911,400       0.5
-----------------------------------------------------------------------------------------------------------------------
BANKING                            12,871      Bank of America
                                                 Corporation...............         633,565        943,605       0.5
                                    8,100      The Bank of New York
                                                 Company, Inc. ............         207,762        297,169       0.2
                                                                               ------------   ------------     -----
                                                                                    841,327      1,240,774       0.7
-----------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL                34,800      Mellon Bank Corporation.....       1,115,441      1,265,850       0.7
                                    6,850      Providian Financial
                                                 Corporation...............         288,333        640,475       0.4
                                                                               ------------   ------------     -----
                                                                                  1,403,774      1,906,325       1.1
-----------------------------------------------------------------------------------------------------------------------
BEVERAGES                          38,000      PepsiCo, Inc. ..............       1,455,646      1,470,125       0.8
-----------------------------------------------------------------------------------------------------------------------
BROADCASTING--CABLE                55,568      +AT&T Corp.--Liberty Media
                                                 Group (Class A)...........         657,891      2,042,124       1.2
-----------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS                  17,100      +American Tower Corporation
                                                 (Class A).................         427,500        410,400       0.2
-----------------------------------------------------------------------------------------------------------------------
CAPITAL EQUIPMENT                   3,900      Eaton Corporation...........         262,734        358,800       0.2
                                    3,400      Hewlett-Packard Company.....         249,553        341,700       0.2
                                                                               ------------   ------------     -----
                                                                                    512,287        700,500       0.4
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                          12,550      E.I. du Pont de Nemours and
                                                 Company...................         787,957        857,322       0.5
                                   27,000      Rohm and Haas Company.......       1,023,884      1,157,625       0.6
                                                                               ------------   ------------     -----
                                                                                  1,811,841      2,014,947       1.1
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES                24,980      +Quintiles Transnational
                                                 Corp. ....................       1,161,643      1,047,599       0.6
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                     32,600      +MCI WorldCom Inc. .........       1,066,855      2,803,600       1.6
-----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                   8,600      +America Online, Inc. ......         744,866        950,300       0.5
                                   42,400      +Cisco Systems, Inc. .......         874,233      2,732,150       1.6
                                                                               ------------   ------------     -----
                                                                                  1,619,099      3,682,450       2.1
-----------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                   5,800      +Transaction Systems
                                                 Architects, Inc. (Class
                                                 A)........................         232,943        226,200       0.1
-----------------------------------------------------------------------------------------------------------------------
COMPUTERS                          13,950      +Dell Computer
                                                 Corporation...............         437,278        515,278       0.3
                                    7,400      +EMC Corporation............         257,922        407,000       0.2
                                   19,000      International Business
                                                 Machines Corporation......         998,789      2,455,750       1.4
                                    3,700      +Sun Microsystems, Inc. ....         226,646        254,837       0.2
                                   33,000      Tandy Corporation...........         927,701      1,612,875       0.9
                                                                               ------------   ------------     -----
                                                                                  2,848,336      5,245,740       3.0
-----------------------------------------------------------------------------------------------------------------------
CONGLOMERATES                      54,100      The Dial Corporation........       1,138,100      2,011,844       1.1
-----------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS              13,150      General Electric Company....       1,106,811      1,485,950       0.8
                                   22,250      Intel Corporation...........       1,372,993      1,322,484       0.8
                                    9,400      +Lattice Semiconductor
                                                 Corporation...............         472,175        582,800       0.3
                                   19,750      Motorola, Inc. .............       1,106,220      1,871,312       1.1
                                   12,300      PECO Energy Company.........         419,240        515,062       0.3
                                                                               ------------   ------------     -----
                                                                                  4,477,439      5,777,608       3.3
-----------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                      40,800      +Premier Parks Inc. ........       1,200,176      1,499,400       0.9
                                    7,100      The Walt Disney Company.....         248,335        218,769       0.1
                                                                               ------------   ------------     -----
                                                                                  1,448,511      1,718,169       1.0
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                           VALUE       PERCENT OF
INDUSTRY                         HELD                 COMMON STOCKS                COST        (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
FINANCE                             7,200      +The Goldman Sachs Group,
                                                 Inc. .....................    $    381,600   $    520,200       0.3%
                                   12,600      +TD Waterhouse Group,
                                                 Inc. .....................         302,400        315,787       0.2
                                                                               ------------   ------------     -----
                                                                                    684,000        835,987       0.5
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                 13,000      Associates First Capital
                                                 Corporation (Class A).....         447,457        576,063       0.3
                                   10,000      Citigroup Inc. .............         458,660        475,000       0.3
                                   22,200      Wells Fargo Company.........         883,552        949,050       0.5
                                                                               ------------   ------------     -----
                                                                                  1,789,669      2,000,113       1.1
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--               30,000      Household International,
CONSUMER                                         Inc. .....................       1,296,256      1,421,250       0.8
-----------------------------------------------------------------------------------------------------------------------
FOOD                               32,900      +Keebler Foods Company......         948,933        999,338       0.6
-----------------------------------------------------------------------------------------------------------------------
HARDWARE TOOLS                      9,750      The Black & Decker
                                                 Corporation...............         538,543        615,469       0.3
-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                  8,300      Colgate-Palmolive Company...         761,689        819,625       0.5
-----------------------------------------------------------------------------------------------------------------------
INFORMATION PROCESSING             16,800      +Unisys Corporation.........         548,526        654,150       0.4
                                    4,100      Xerox Corporation...........         229,557        242,156       0.1
                                                                               ------------   ------------     -----
                                                                                    778,083        896,306       0.5
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                           4,400      American International
                                                 Group, Inc. ..............         515,211        515,075       0.3
                                    6,800      +Clear Channel
                                                 Communications, Inc. .....         480,282        468,775       0.2
                                    7,100      The Equitable Companies
                                                 Incorporated..............         390,533        475,700       0.3
                                                                               ------------   ------------     -----
                                                                                  1,386,026      1,459,550       0.8
-----------------------------------------------------------------------------------------------------------------------
LASER SYSTEMS & COMPONENTS          5,650      +Uniphase Corporation.......         563,039        937,900       0.5
-----------------------------------------------------------------------------------------------------------------------
MACHINERY                           7,800      Case Corporation............         222,134        375,375       0.2
                                    4,400      Caterpillar Inc. ...........         244,174        264,000       0.1
                                   37,000      Ingersoll-Rand Company......       1,265,961      2,391,125       1.4
                                                                               ------------   ------------     -----
                                                                                  1,732,269      3,030,500       1.7
-----------------------------------------------------------------------------------------------------------------------
MANUFACTURING                      20,700      Tyco International Ltd. ....       1,105,429      1,961,325       1.1
-----------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY                 13,550      Johnson & Johnson...........       1,077,394      1,327,900       0.7
-----------------------------------------------------------------------------------------------------------------------
METAL                              10,800      Alcoa Inc. .................         418,712        668,250       0.4
-----------------------------------------------------------------------------------------------------------------------
NATURAL GAS                        27,400      Enron Corp. ................       1,317,942      2,239,950       1.3
-----------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                    13,500      Mobil Corporation...........       1,076,841      1,336,500       0.7
                                   28,900      Shell Transport & Trading
                                                 Company (ADR)(a)..........       1,052,565      1,340,237       0.8
                                                                               ------------   ------------     -----
                                                                                  2,129,406      2,676,737       1.5
-----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                       15,900      Schlumberger Limited........       1,134,511      1,012,631       0.6
-----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS            10,600      International Paper
                                                 Company...................         514,463        535,300       0.3
-----------------------------------------------------------------------------------------------------------------------
PETROLEUM                          32,000      Unocal Corporation..........       1,218,447      1,268,000       0.7
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                    28,500      American Home Products
                                                 Corporation...............       1,670,610      1,638,750       0.9
                                   42,400      Bristol-Myers Squibb
                                                 Company...................       2,037,333      2,986,550       1.7
                                   21,000      Cardinal Health, Inc. ......       1,454,366      1,346,625       0.7
                                    6,400      Merck & Co., Inc. ..........         448,384        473,600       0.3
                                   13,100      Pfizer Inc. ................       1,707,348      1,437,725       0.8
                                    7,600      Pharmacia & Upjohn, Inc. ...         480,322        431,775       0.2
                                                                               ------------   ------------     -----
                                                                                  7,798,363      8,315,025       4.6
-----------------------------------------------------------------------------------------------------------------------
RADIO & TELEVISION                 77,700      +Capstar Broadcasting
                                                 Corporation (Class A).....       1,476,300      2,127,038       1.2
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                           VALUE       PERCENT OF
INDUSTRY                         HELD                 COMMON STOCKS                COST        (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
RETAIL                              5,200      +Best Buy Co., Inc. ........    $    244,556   $    351,000       0.2%
                                   15,600      Dayton Hudson Corporation...       1,082,887      1,014,000       0.6
                                    4,200      +Federated Department
                                                 Stores, Inc. .............         222,852        222,338       0.1
                                   18,000      Lowe's Companies, Inc. .....         661,091      1,020,375       0.6
                                   25,900      +Safeway Inc................         823,804      1,282,050       0.7
                                   33,800      Wal-Mart Stores, Inc. ......         711,804      1,630,850       0.9
                                                                               ------------   ------------     -----
                                                                                  3,746,994      5,520,613       3.1
-----------------------------------------------------------------------------------------------------------------------
SAVINGS & LOAN ASSOCIATIONS        26,700      GreenPoint Financial
                                                 Corp. ....................       1,071,338        876,094       0.5
-----------------------------------------------------------------------------------------------------------------------
SCIENTIFIC EQUIPMENT               14,100      Millipore Corporation.......         293,188        571,931       0.3
-----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                      7,100      +Applied Materials, Inc. ...         454,338        524,513       0.3
-----------------------------------------------------------------------------------------------------------------------
SOFTWARE                           40,500      +Microsoft Corporation......       3,018,279      3,650,062       2.1
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                 39,408      AT&T Corp. .................         642,274      2,199,440       1.2
                                   31,100      Ameritech Corporation.......       1,492,120      2,285,850       1.3
                                   29,000      GTE Corporation.............       1,465,251      2,196,750       1.2
                                   16,500      Lucent Technologies Inc. ...         909,880      1,112,719       0.6
                                                                               ------------   ------------     -----
                                                                                  4,509,525      7,794,759       4.3
-----------------------------------------------------------------------------------------------------------------------
TOBACCO                            12,750      Philip Morris Companies
                                                 Inc. .....................         584,781        512,391       0.3
-----------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING                   11,000      Royal Caribbean Cruises
                                                 Ltd. .....................         265,017        481,250       0.3
-----------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC                21,500      Public Service Enterprise
                                                 Group Incorporated........         835,420        878,812       0.5
-----------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT                   26,000      Waste Management, Inc. .....       1,110,949      1,397,500       0.8
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS               67,651,236     92,899,400      52.4
-----------------------------------------------------------------------------------------------------------------------
                                 FACE
                                AMOUNT           FIXED-INCOME INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES            $ 3,000,000      General Electric Capital
                                                 Corp., 8.75% due
                                                 5/21/2007.................       3,431,200      3,401,460       1.9
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY            1,581,514      Federal Home Loan Mortgage
MORTGAGE-BACKED                                  Corporation Participation
OBLIGATIONS**                                    Certificates--Gold Program
                                                 #10036, 7.50% due
                                                 6/01/2007.................       1,611,662      1,608,832       0.9
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY                         Federal National Mortgage
OBLIGATIONS                                      Association:
                                7,760,000      5.625% due 3/15/2001........       7,783,338      7,746,653       4.4
                                8,110,000      5.125% due 2/13/2004........       7,954,856      7,775,463       4.4
                               10,470,000      5.75% due 2/15/2008.........      10,418,393     10,010,262       5.7
                                9,550,000      5.25% due 1/15/2009.........       8,938,800      8,723,352       4.9
                               24,000,000      6.375% due 6/15/2009........      23,962,512     23,797,440      13.4
                               13,975,000      US Treasury Bonds, 6.625%
                                                 due 2/15/2027.............      15,885,634     14,758,858       8.3
                                                                               ------------   ------------     -----
                                                                                 74,943,533     72,812,028      41.1
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FIXED-INCOME
                                               INVESTMENTS                       79,986,395     77,822,320      43.9
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE                                                            VALUE       PERCENT OF
                                AMOUNT            SHORT-TERM SECURITIES            COST        (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*             $ 4,879,000      General Motors Acceptance
                                                 Corp., 5.63% due
                                                 7/01/1999.................    $  4,878,237   $  4,878,237       2.8%
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES        4,878,237      4,878,237       2.8
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS...........    $152,515,868    175,599,957      99.1
                                                                               ============
                                               OTHER ASSETS LESS
                                                 LIABILITIES...............                      1,575,095       0.9
                                                                                              ------------     -----
                                               NET ASSETS..................                   $177,175,052     100.0%
                                                                                              ============     =====
-----------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

** Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instrument. As a result, the average life may be substantially less than the original maturity.

+ Non-income producing security.

(a) American Depositary Receipts (ADR).

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$152,515,868) (Note
  1a).......................................................               $175,599,957
Cash........................................................                         36
Receivables:
  Securities sold...........................................  $1,504,148
  Interest..................................................   1,226,195
  Dividends.................................................      63,208
  Capital shares sold.......................................       6,005      2,799,556
                                                              ----------
Prepaid expenses and other assets...........................                     14,571
                                                                           ------------
Total assets................................................                178,414,120
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   1,042,114
  Investment adviser (Note 2)...............................      86,532
  Capital shares redeemed...................................      81,859      1,210,505
                                                              ----------
Accrued expenses and other liabilities......................                     28,563
                                                                           ------------
Total liabilities...........................................                  1,239,068
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $177,175,052
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................               $  1,137,531
Paid-in capital in excess of par............................                142,909,514
Undistributed investment income--net........................                  2,296,460
Undistributed realized capital gains on investments--net....                  7,747,458
Unrealized appreciation on investments--net.................                 23,084,089
                                                                           ------------
NET ASSETS..................................................               $177,175,052
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $177,175,052 and 11,375,315
  shares outstanding........................................               $      15.58
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1c & 1d):
Interest and discount earned................................             $ 2,382,150
Dividends (net of $2,551 foreign withholding tax)...........                 458,344
                                                                         -----------
Total income................................................               2,840,494
                                                                         -----------
------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $491,596
Accounting services (Note 2)................................    17,692
Custodian fees..............................................    12,558
Professional fees...........................................     9,049
Printing and shareholder reports............................     7,216
Transfer agent fees (Note 2)................................     2,513
Directors' fees and expenses................................     1,989
Pricing services............................................       277
Other.......................................................     1,140
                                                              --------
Total expenses..............................................                 544,030
                                                                         -----------
Investment income--net......................................               2,296,464
                                                                         -----------
------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTES
  1b, 1d & 3):
Realized gain on investments--net...........................               7,870,247
Change in unrealized appreciation on investments--net.......              (2,268,590)
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $ 7,898,121
                                                                         ===========
------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX             FOR THE
                                                                MONTHS ENDED           YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                              JUNE 30, 1999       DECEMBER 31, 1998
-----------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  2,296,464          $  4,504,403
Realized gain on investments--net...........................       7,870,247            16,072,309
Change in unrealized appreciation on investments--net.......      (2,268,590)            3,510,679
                                                                ------------          ------------
Net increase in net assets resulting from operations........       7,898,121            24,087,391
                                                                ------------          ------------
-----------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1e):
Investment income--net:
  Class A...................................................      (4,504,398)           (6,345,486)
Realized gain on investments--net:
  Class A...................................................     (15,975,712)          (15,410,418)
                                                                ------------          ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (20,480,110)          (21,755,904)
                                                                ------------          ------------
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital
  share transactions........................................       2,672,570            (9,994,020)
                                                                ------------          ------------
-----------------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................      (9,909,419)           (7,662,533)
Beginning of period.........................................     187,084,471           194,747,004
                                                                ------------          ------------
End of period*..............................................    $177,175,052          $187,084,471
                                                                ============          ============
-----------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  2,296,460          $  4,504,394
                                                                ============          ============
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                      CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           ------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                         FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
                                                        MONTHS ENDED    --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                 JUNE 30, 1999     1998        1997        1996        1995
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................     $  16.74      $  16.59    $  16.01    $  15.17    $  13.08
                                                          --------      --------    --------    --------    --------
Investment income--net...............................          .20           .40         .54         .53         .59
Realized and unrealized gain on investments--net.....          .47          1.60        1.87         .89        2.06
                                                          --------      --------    --------    --------    --------
Total from investment operations.....................          .67          2.00        2.41        1.42        2.65
                                                          --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.............................         (.40)         (.54)       (.27)       (.56)       (.56)
  Realized gain on investments--net..................        (1.43)        (1.31)      (1.56)       (.02)         --
                                                          --------      --------    --------    --------    --------
Total dividends and distributions....................        (1.83)        (1.85)      (1.83)       (.58)       (.56)
                                                          --------      --------    --------    --------    --------
Net asset value, end of period.......................     $  15.58      $  16.74    $  16.59    $  16.01    $  15.17
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...................        4.56%++      13.56%      17.11%       9.73%      20.81%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................         .61%*         .62%        .60%        .60%        .61%
                                                          ========      ========    ========    ========    ========
Investment income--net...............................        2.57%*        2.37%       3.17%       3.39%       4.22%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............     $177,175      $187,084    $194,747    $212,047    $212,912
                                                          ========      ========    ========    ========    ========
Portfolio turnover...................................       52.52%       102.47%     136.71%     236.50%      38.40%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. American Balanced Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc.

--------------------------------------------------------------------------------

("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.55% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $5,748 in commissions on the execution of portfolio security transactions

  For the six months ended June 30, 1999, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $222 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.
3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $111,304,052 and $103,814,413, respectively.

  Net realized gains for the six months ended June 30, 1999 and net unrealized gains as of June 30, 1999 were as follows:

------------------------------------------------------------------
                                          Realized     Unrealized
                                           Gains          Gains
------------------------------------------------------------------
Long-term investments..................  $7,870,247    $23,084,089
                                         ----------    -----------
Total..................................  $7,870,247    $23,084,089
                                         ==========    ===========
------------------------------------------------------------------

  At June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $23,084,089, of which $26,394,455 related to appreciated securities and $3,310,366 related to depreciated securities. At June 30, 1999, the aggregate cost of investments for Federal income tax purposes was $152,515,868.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $2,672,570 and ($9,994,020) for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

  Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 1999                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................       56,017    $    845,322
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................    1,380,061      20,480,110
                                         ----------    ------------
Total issued..........................    1,436,078      21,325,432
Shares redeemed.......................   (1,236,153)    (18,652,862)
                                         ----------    ------------
Net increase..........................      199,925    $  2,672,570
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1998                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     107,140    $  1,675,752
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,472,980      21,755,904
                                       ----------    ------------
Total issued.........................   1,580,120      23,431,656
Shares redeemed......................  (2,146,975)    (33,425,676)
                                       ----------    ------------
Net decrease.........................    (566,855)   $ (9,994,020)
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
JUNE 30, 1999--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

During the six-month period ended June 30, 1999, the US stock market gained 11.7% as measured by the unmanaged Standard & Poor's 500 Index (S&P 500). This rise reflected a continuation of robust economic growth coupled with low inflation. As 1999 progressed, investors set their sights on the outlook for improvement in the world economies. An interest rate cut in Europe fueled hopes for recovery in global economies, and Japan experienced gross domestic product growth in the first quarter. Moreover, oil prices surged in response to the Organization of Petroleum Exporting Countries' (OPEC) agreement to sharply reduce supply.

  Against this backdrop, for the six-month period ended June 30, 1999, Basic Value Focus Fund's Class A and Class B Shares had total returns of +22.17% and +22.11%, respectively, nearly twice the return of the S&P 500. The Fund's disciplined value approach to investing rewarded shareholders during the six-month period with returns exceeding most major market indexes as well as the Lipper Growth and Income Index and a peer group of funds that employ a similar philosophy. Our value-driven, bottom-up approach continued to dictate our stock selection activities during the period. We remain confident that the Fund is positioned to benefit from our strategy as we continue to identify what we believe to be quality companies at bargain prices.

  During the six-month period ended June 30, 1999, our stock selection process led to overweight positions in technology, energy, capital goods and basic materials sectors. This positioning was largely responsible for the impressive gain posted by the Fund at June 30, 1999. Stocks in these sectors responded favorably to the notion of global economic recovery given that their earnings are closely linked with economic activity. Long-term shareholders may recall that when oil prices were sliding toward $11 per barrel last year, we sizably increased our holdings based on our belief that OPEC would take a disciplined approach to production. That position rewarded shareholders well as oil rebounded to $19 per barrel and holdings of Unocal Corporation, Diamond Offshore Drilling, Inc. and Halliburton Company all gained more than 30%. Significant gains were also achieved by our investments in Royal Dutch Petroleum Company, which rose almost 20%, and Rowan Companies, Inc., which nearly doubled during the first six months of 1999. Investors may further recall that technology stocks were also an area of increased emphasis last year when they suffered from a slowdown in demand from Asia and overcapacity. With an improved outlook for the Asian economies and in some cases company-specific improvements, holdings of Hewlett-Packard Company (+47%), International Business Machines Corporation (+38%), Silicon Graphics, Inc. (+30%), Integrated Device Technology, Inc. (+81%), Novell, Inc. (+47%) and Motorola, Inc. (+55%) all proved to be profitable investments for shareholders. Finally, the bottoming in Asian economies during the period translated into strong stock price performance for low-valuation cyclical stocks whose earnings are closely tied to economic cycles. Chemical producers E.I. du Pont de Nemours and Company and Hercules Incorporated gained 21% and 44%, respectively, while paper producer Champion International Corporation gained 25% during the six-month period. Copper producer ASARCO Incorporated also rebounded during the period, generating a 24% return for shareholders. Capital goods stocks The Boeing Company (+37%), Eaton Corporation (+31%), Caterpillar, Inc. (+32%) and Deere & Company (+25%) also benefited from prospects for earnings acceleration.

  One notable area of weakness during the six-month period was the financial sector, including banks and insurance companies. The operating environment for insurance companies in particular has been difficult given continued overcapacity, which has put downward pressure on premiums. This has been an area of increased focus for the Fund during the past six months given the depressed stock prices and valuation parameters of many seemingly high-quality insurance companies. We added several new companies to the Fund including Ace Limited, The Allstate Corporation, Hartford Financial Services Group, Inc. (which was subsequently sold within the six-month period) and The St. Paul Companies, Inc. We remain committed to these companies that we believe to be undervalued, which are growing through acquisitions and cost cutting programs. Another area of emphasis during the period was defense. Specifically, we added TRW Inc., Northrup Grumman Corporation and Lockheed Martin Corporation. With a US budget surplus and higher defense spending by the US Government, we believe these out-of-favor stocks may begin to show upward earnings momentum in the future.

  During the six-month period ended June 30, 1999, we eliminated several positions from the portfolio as improved investor enthusiasm led to extended valuation levels and solid profits for shareholders. The most notable examples were

--------------------------------------------------------------------------------

Burlington Resources Inc. (+25.5%), LSI Logic
Corporation (+54%), Mentor Graphics Corporation (+39%), Mirage Resorts, Incorporated (+45%), NCR Corporation (+60%) and Seagate Technology, Inc. (+35%).

IN CONCLUSION

We appreciate your investment in Basic Value Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategy with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President

/s/ Kevin M. Rendino
Kevin M. Rendino
Senior Vice President and Portfolio Manager

July 28, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/99                                                       +17.60%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                                                  +20.96
--------------------------------------------------------------------------------
Inception (7/01/93) to 6/30/99                                            +18.29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/99                                                       +17.46%
--------------------------------------------------------------------------------
Inception (11/03/97) to 6/30/99                                           +18.82
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +17.60%         +22.17%
------------------------------------------------------------------------------------------
Class B Shares                                                   +17.46          +22.11
------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

                                SHARES                                                          VALUE       PERCENT OF
INDUSTRY                         HELD                     STOCKS                   COST       (NOTE 1a)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------
LOW PRICE TO BOOK VALUE
----------------------------------------------------------------------------------------------------------------------
METALS--NON-FERROUS               800,000      ASARCO Incorporated.........    $ 18,857,826  $ 15,050,000       1.7%
INSURANCE                         675,000      Ace Limited.................      20,242,374    19,068,750       2.1
BANKING & FINANCIALS              700,000      The Bank Of Tokyo
                                                 Mitsubishi, Ltd. (ADR)*...       8,735,778    10,193,750       1.1
BANKING & FINANCIALS              600,000      The CIT Group, Inc. (Class
                                                 A)........................      16,310,937    17,325,000       1.9
PAPER & FOREST PRODUCTS           300,000      Champion International
                                                 Corporation...............      12,415,516    14,362,500       1.6
TECHNOLOGY                      1,353,200      +Exabyte Corporation(a).....      13,337,164     5,159,075       0.6
TELECOMMUNICATIONS              2,000,000      +Glenayre Technologies,
                                                 Inc. .....................      15,123,055     7,125,000       0.8
SEMICONDUCTORS                  2,587,100      +Integrated Device
                                                 Technology, Inc. .........      18,516,629    27,973,019       3.1
AEROSPACE & DEFENSE               200,000      Lockheed Martin
                                                 Corporation...............       6,993,783     7,450,000       0.8
AEROSPACE & DEFENSE               250,000      Northrop Grumman
                                                 Corporation...............      17,533,730    16,578,125       1.8
RETAIL                            300,000      Rite Aid Corporation........       7,813,500     7,387,500       0.8
COMPUTER SERVICES               1,400,000      +Scitex Corporation Ltd.
                                                 (Ordinary)................      13,846,229    14,000,000       1.5
BEVERAGE & ENTERTAINMENT          400,000      The Seagram Company Ltd. ...      16,351,719    20,150,000       2.2
INFORMATION PROCESSING            800,000      +Silicon Graphics, Inc. ....       9,941,682    13,100,000       1.5
INSURANCE                         650,000      The St. Paul Companies,
                                                 Inc. .....................      21,808,446    20,678,125       2.3
STEEL                             665,800      +WHX Corporation............       6,527,015     4,369,312       0.5
                                                                               ------------  ------------     -----
                                                                                224,355,383   219,970,156      24.3
----------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE/EARNINGS RATIO
----------------------------------------------------------------------------------------------------------------------
INSURANCE                         450,000      The Allstate Corporation....      16,482,715    16,143,750       1.8
BANKING & FINANCIALS              225,000      Bank One Corporation........      13,126,505    13,401,563       1.5
BANKING & FINANCIALS              150,000      The Chase Manhattan
                                                 Corporation...............       6,790,880    12,993,750       1.4
INFORMATION PROCESSING            400,000      Compaq Computer
                                                 Corporation...............       9,996,805     9,475,000       1.1
AUTOMOTIVE                        300,000      Dana Corporation............      11,450,814    13,818,750       1.5
FARMING & CONSTRUCTION            250,000      Deere & Company.............      10,944,950     9,906,250       1.1
  EQUIPMENT
AUTOMOTIVE                        499,999      Delphi Automotive Systems
                                                 Corporation...............       9,157,395     9,281,231       1.0
OIL SERVICES                      533,600      Diamond Offshore Drilling,
                                                 Inc. .....................      18,368,962    15,140,900       1.7
CHEMICALS                         250,000      E.I. du Pont de Nemours and
                                                 Company...................      14,819,280    17,078,125       1.9
CAPITAL EQUIPMENT                 150,000      Eaton Corporation...........      10,184,407    13,800,000       1.5
ELECTRICAL EQUIPMENT              200,000      Emerson Electric Co.........      11,347,500    12,575,000       1.4
AUTOMOTIVE                        150,000      General Motors Corporation..       8,655,778     9,900,000       1.1
OIL SERVICES                      300,000      Halliburton Company.........      10,698,748    13,575,000       1.5
CHEMICALS                         600,000      Hercules Incorporated.......      24,863,126    23,587,500       2.6
PUBLISHING                        375,000      Knight Ridder, Inc. ........      20,092,398    20,601,562       2.3
ELECTRICAL EQUIPMENT              138,000      Koninklijke (Royal) Philips
                                                 Electronics NV (NY
                                                 Registered Shares)........       9,563,969    13,920,750       1.5
BANKING & FINANCIALS              400,000      Mellon Bank Corporation.....      13,375,889    14,550,000       1.6
TOBACCO                           300,000      Philip Morris Companies
                                                 Inc. .....................      12,072,930    12,056,250       1.3
FARMING & CONSTRUCTION            250,000      Potash Corporation of
  EQUIPMENT                                      Saskatchewan Inc. ........      16,684,357    12,937,500       1.4
OIL SERVICES                    1,000,000      +Rowan Companies, Inc. .....      12,566,982    18,437,500       2.0
RETAIL                            300,000      Sears, Roebuck & Co.........      13,921,070    13,368,750       1.5
AUTOMOTIVE                        200,000      TRW Inc. ...................       8,563,323    10,975,000       1.2
RAILROADS                         400,000      Union Pacific Corporation...      21,028,502    23,325,000       2.6
RETAIL                          1,200,000      +Venator Group, Inc. .......      16,706,448    12,525,000       1.4
                                                                               ------------  ------------     -----
                                                                                321,463,733   343,374,131      37.9
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

                                SHARES                                                          VALUE       PERCENT OF
INDUSTRY                         HELD                     STOCKS                   COST       (NOTE 1a)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD
----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                225,000      AT&T Corp. .................    $  6,560,565  $ 12,557,813       1.4%
TELECOMMUNICATIONS                600,000      Alcatel (ADR)*..............      14,047,598    17,025,000       1.9
UTILITIES                         500,000      Cinergy Corp. ..............      16,677,968    16,000,000       1.8
BANKING & FINANCIALS              200,000      First Union Corporation.....       8,717,600     9,400,000       1.0
TELECOMMUNICATIONS                250,000      GTE Corporation.............      17,273,143    18,937,500       2.1
FOODS                             200,000      General Mills, Inc. ........      13,504,829    16,075,000       1.8
BANKING & FINANCIALS              200,000      National City Corporation...      13,659,427    13,100,000       1.4
OIL--INTERNATIONAL                200,000      Royal Dutch Petroleum
                                                 Company (NY Registered
                                                 Shares)...................      11,216,175    12,050,000       1.3
REAL ESTATE INVESTMENT TRUST      400,000      Simon Property Group,
                                                 Inc. .....................      10,004,000    10,150,000       1.1
ELECTRICAL EQUIPMENT              400,000      Thomas & Betts
                                                 Corporation...............      17,260,743    18,900,000       2.1
OIL--DOMESTIC                     600,000      Unocal Corporation..........      23,024,283    23,775,000       2.6
                                                                               ------------  ------------     -----
                                                                                151,946,331   167,970,313      18.5
----------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS
----------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIALS              400,000      Associates First Capital
                                                 Corporation (Class A).....      15,514,716    17,725,000       1.9
AEROSPACE & DEFENSE               500,000      The Boeing Company..........      17,244,150    22,093,750       2.4
COMPUTER SERVICES                 200,000      Hewlett-Packard Company.....      12,606,289    20,100,000       2.2
INFORMATION PROCESSING            120,000      International Business
                                                 Machines Corporation......       8,228,842    15,510,000       1.7
COSMETICS & TOILETRIES            300,000      Kimberly-Clark
                                                 Corporation...............      14,470,155    17,100,000       1.9
TELECOMMUNICATIONS                200,000      Motorola, Inc. .............      11,664,272    18,950,000       2.1
SOFTWARE                          500,000      +Novell, Inc. ..............       8,439,608    13,250,000       1.5
                                                                               ------------  ------------     -----
                                                                                 88,168,032   124,728,750      13.7
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL STOCKS                     785,933,479   856,043,350      94.4
----------------------------------------------------------------------------------------------------------------------
                                 FACE
                                AMOUNT            SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**            $20,000,000      Ford Motor Credit Company,
                                                 4.80% due 7/08/1999.......      19,978,667    19,978,667       2.2
                                5,751,000      General Electric Capital
                                                 Corp.,
                                                 5.75% due 7/01/1999.......       5,750,081     5,750,081       0.7
                                                                               ------------  ------------     -----
                                                                                 25,728,748    25,728,748       2.9
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY           21,200,000      Federal Home Loan Mortgage
OBLIGATIONS**                                    Corporation, 4.80% due
                                                 7/14/1999.................      21,160,427    21,160,427       2.3
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES       46,889,175    46,889,175       5.2
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS...........    $832,822,654   902,932,525      99.6
                                                                               ============
                                               OTHER ASSETS LESS
                                                 LIABILITIES...............                     3,656,277       0.4
                                                                                             ------------     -----
                                               NET ASSETS..................                  $906,588,802     100.0%
                                                                                             ============     =====
----------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

* American Depositary Receipts (ADR).

** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

(a)
Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                 NET SHARE     NET      DIVIDEND
 INDUSTRY        AFFILIATE       ACTIVITY      COST      INCOME
----------------------------------------------------------------
Technology  Exabyte Corporation   53,200     $272,275      +
----------------------------------------------------------------

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$832,822,654) (Note
  1a).......................................................               $902,932,525
Receivables:
  Securities sold...........................................  $9,181,179
  Dividends.................................................   1,276,358
  Capital shares sold.......................................     386,093     10,843,630
                                                              ----------
Prepaid expenses and other assets...........................                     59,470
                                                                           ------------
Total assets................................................                913,835,625
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   6,562,135
  Investment adviser (Note 2)...............................     477,348
  Capital shares redeemed...................................      52,443
  Distributor (Note 2)......................................       1,070      7,092,996
                                                              ----------
Accrued expenses and other liabilities......................                    153,827
                                                                           ------------
Total liabilities...........................................                  7,246,823
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $906,588,802
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized.........................................               $  6,016,947
Class B Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized.........................................                     58,240
Paid-in capital in excess of par............................                766,700,250
Undistributed investment income--net........................                  5,959,428
Undistributed realized capital gains on investments--net....                 57,744,066
Unrealized appreciation on investments--net.................                 70,109,871
                                                                           ------------
NET ASSETS..................................................               $906,588,802
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $897,910,429 and 60,169,466
  shares outstanding........................................               $      14.92
                                                                           ============
Class B--Based on net assets of $8,678,373 and 582,398
  shares outstanding........................................               $      14.90
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1c & 1d):
Dividends (net of $245,143 foreign withholding tax).........               $  6,346,726
Interest and discount earned................................                  2,265,107
                                                                           ------------
Total income................................................                  8,611,833
                                                                           ------------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $2,421,212
Accounting services (Note 2)................................      85,353
Printing and shareholder reports............................      41,578
Professional fees...........................................      37,119
Custodian fees..............................................      36,946
Registration fees...........................................      10,390
Directors' fees and expenses................................       8,894
Distribution fees--Class B (Note 2).........................       3,929
Transfer agent fees (Note 2)................................       2,594
Pricing services............................................         594
Other.......................................................       3,749
                                                              ----------
Expenses....................................................                  2,652,358
                                                                           ------------
Investment income--net......................................                  5,959,475
                                                                           ------------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET (NOTES 1b, 1d
  & 3):
Realized gain on investments--net...........................                 59,342,381
Change in unrealized appreciation/depreciation on
  investments--net..........................................                 96,903,268
                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $162,205,124
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                              JUNE 30, 1999    DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  5,959,475       $   9,493,627
Realized gain on investments--net...........................      59,342,381         118,772,730
Change in unrealized appreciation/depreciation on
  investments--net..........................................      96,903,268         (68,783,241)
                                                                -------------      -------------
Net increase in net assets resulting from operations........     162,205,124          59,483,116
                                                                -------------      -------------
--------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1e):
Investment income--net:
  Class A...................................................      (9,453,459)         (7,893,414)
  Class B...................................................         (40,212)             (4,057)
Realized gain on investments--net:
  Class A...................................................    (118,784,385)        (96,299,982)
  Class B...................................................        (533,519)            (49,914)
                                                                -------------      -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (128,811,575)       (104,247,367)
                                                                -------------      -------------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share
  transactions..............................................     115,291,020         130,995,545
                                                                -------------      -------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................     148,684,569          86,231,294
Beginning of period.........................................     757,904,233         671,672,939
                                                                -------------      -------------
End of period*..............................................    $906,588,802       $ 757,904,233
                                                                =============      =============
--------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  5,959,428       $   9,493,624
                                                                =============      =============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                       CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           -------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                         FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
                                                         MONTHS ENDED    --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                 JUNE 30, 1999+    1998+        1997        1996        1995
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................       $  14.67      $  15.84    $  14.74    $  13.10    $  11.10
                                                           --------      --------    --------    --------    --------
Investment income--net..............................            .10           .19         .19         .17         .18
Realized and unrealized gain on investments--net....           2.64          1.10        2.52        2.37        2.49
                                                           --------      --------    --------    --------    --------
Total from investment operations....................           2.74          1.29        2.71        2.54        2.67
                                                           --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net............................           (.18)         (.19)       (.09)       (.18)       (.19)
  Realized gain on investments--net.................          (2.31)        (2.27)      (1.52)       (.72)       (.48)
                                                           --------      --------    --------    --------    --------
Total dividends and distributions...................          (2.49)        (2.46)      (1.61)       (.90)       (.67)
                                                           --------      --------    --------    --------    --------
Net asset value, end of period......................       $  14.92      $  14.67    $  15.84    $  14.74    $  13.10
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................         22.17%++       9.44%      20.62%      20.69%      25.49%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................           .66%*         .66%        .65%        .66%        .66%
                                                           ========      ========    ========    ========    ========
Investment income--net..............................          1.48%*        1.26%       1.36%       1.37%       1.68%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............       $897,911      $754,519    $671,325    $524,930    $306,463
                                                           ========      ========    ========    ========    ========
Portfolio turnover..................................         56.25%       113.44%      95.52%      68.41%      74.10%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                       CLASS B
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                   --------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                    FOR THE SIX        FOR THE YEAR        FOR THE PERIOD
FINANCIAL STATEMENTS.                                           MONTHS ENDED            ENDED           NOV. 3, 1997+
INCREASE (DECREASE) IN NET ASSET VALUE:                        JUNE 30, 1999++     DEC. 31, 1998++     TO DEC. 31, 1997
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $14.65             $  15.84             $ 15.89
                                                                   ------             --------             -------
Investment income--net......................................          .09                  .16                 .01
Realized and unrealized gain (loss) on investments--net.....         2.64                 1.10                (.06)
                                                                   ------             --------             -------
Total from investment operations............................         2.73                 1.26                (.05)
                                                                   ------             --------             -------
Less dividends and distributions:
  Investment income--net....................................         (.17)                (.18)                 --
  Realized gain on investments--net.........................        (2.31)               (2.27)                 --
                                                                   ------             --------             -------
Total dividends and distributions...........................        (2.48)               (2.45)                 --
                                                                   ------             --------             -------
Net asset value, end of period..............................       $14.90             $  14.65             $ 15.84
                                                                   ======             ========             =======
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................       22.11%++              9.28%              (0.31%)++
                                                                   ======             ========             =======
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         .80%*                .82%                .82%*
                                                                   ======             ========             =======
Investment income--net......................................        1.35%*               1.12%               1.27%*
                                                                   ======             ========             =======
-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................       $8,678             $  3,385             $   348
                                                                   ======             ========             =======
Portfolio turnover..........................................       56.25%              113.44%              95.52%
                                                                   ======             ========             =======
-----------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Commencement of operations.

++ Aggregate total investment return.

++ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Basic Value Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc.

--------------------------------------------------------------------------------

("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.60% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of 0.15% of the average daily value of the Fund's Class B net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.
  For the six months ended June 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $36,534 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.
  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.
3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $455,569,128 and $405,896,048, respectively.

  Net realized gains for the six months ended June 30, 1999 and net unrealized gains as of June 30, 1999 were as follows:

------------------------------------------------------------------
                                         Realized      Unrealized
                                           Gains          Gains
------------------------------------------------------------------
Long-term investments.................  $59,341,912    $70,109,871
Short-term investments................          469             --
                                        -----------    -----------
Total.................................  $59,342,381    $70,109,871
                                        ===========    ===========
------------------------------------------------------------------

  At June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $70,109,871, of which $112,074,952 related to appreciated securities and $41,965,081 related to depreciated securities. At June 30, 1999, the aggregate cost of investments for Federal income tax purposes was $832,822,654.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $115,291,020 and $130,995,545 for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 1999                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    2,642,928    $ 37,606,991
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................   10,350,109     128,237,844
                                         ----------    ------------
Total issued..........................   12,993,037     165,844,835
Shares redeemed.......................   (4,248,299)    (55,420,471)
                                         ----------    ------------
Net increase..........................    8,744,738    $110,424,364
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1998                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   7,186,093    $105,551,625
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   7,700,916     104,193,396
                                       ----------    ------------
Total issued.........................  14,887,009     209,745,021
Shares redeemed......................  (5,839,387)    (81,723,213)
                                       ----------    ------------
Net increase.........................   9,047,622    $128,021,808
                                       ==========    ============
-----------------------------------------------------------------

-------------------------------------------------------------------
Class B Shares for the Six Months Ended                   Dollar
June 30, 1999                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      323,977    $  4,547,129
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................       46,343         573,731
                                         ----------    ------------
Total issued..........................      370,320       5,120,860
Shares redeemed.......................      (18,896)       (254,204)
                                         ----------    ------------
Net increase..........................      351,424    $  4,866,656
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                       Dollar
December 31, 1998                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     215,927    $  3,077,684
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................       3,989          53,970
                                       ----------    ------------
Total issued.........................     219,916       3,131,654
Shares redeemed......................     (10,907)       (157,917)
                                       ----------    ------------
Net increase.........................     209,009    $  2,973,737
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
JUNE 30, 1999--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

INVESTMENT ENVIRONMENT

The US stock market continued its powerful advance during the six months ended June 30, 1999 with the broad market averages reaching new highs at the end of June. In the early months of the year, accelerating financial market liquidity, continued respectable levels of domestic economic activity and a growing belief that the worst of the emerging market challenges had passed, propelled the market higher.

  With the money supply growing greater than 11% on an annualized basis while the economy experienced much slower nominal growth, these excess fund flows were redirected to financial assets.

  Real consumer spending remained robust, supporting continued strong housing and auto sales and solid fourth quarter economic growth. Furthermore, some evidence of improvement in economic conditions emerged in select developing countries like South Korea, lessening the threat from this volatile region. Meanwhile, inflationary pressures remained benign with the implicit price deflator rising at a mere 0.8% annual rate in the fourth quarter, the lowest increase since 1959. Finally, strong fourth quarter earnings reports from many prominent large-capitalization companies helped drive the stock market higher. However, by spring concerns over the sustained rapid pace of economic growth and its implications for higher inflation produced rising interest rates and falling stock prices. The continued strength in the consumer sector of the US economy was augmented by improved conditions in the industrial sector, led by renewed export market opportunities. This broader growth platform, combined with the rapid increase in energy prices during 1999, engendered fears of accelerating inflation and encouraged the Federal Reserve Board to adopt a tightening monetary policy bias at its Federal Open Market Committee meeting, driving long-term interest rates to their highest levels in over a year.

  Since rising interest rates typically compress equity valuations, stock prices declined accordingly, particularly in those market sectors most sensitive to interest rate movements such as financials, technology and growth. In early summer, positive Federal Reserve Board actions, further evidence of resurgent global growth and rising expectations for second-quarter profits renewed the market's advance and propelled the broad market averages to record high levels. The Federal Reserve Board's decision to increase the Federal Funds rate by a mere 25 basis points (0.25%) and to change its bias regarding its future course of action from tightening to neutral suggested that there would not be any further short-term interest rate hikes for the balance of 1999. This favorable confluence of events drove the unmanaged Standard & Poor's 500 (S&P 500) Index to a +12.38% total return for the six-month period ended June 30, 1999. In contrast, fixed-income investors, fearing the inflationary implications of strong economic growth, drove long-term interest rates above the 6% level, resulting in a -1.50% total return for the unmanaged Merrill Lynch Domestic Bond Master Index for the six-month period ended June 30, 1999. Cash equivalents provided a +2.24% total return for the same period, as measured by the Merrill Lynch 91-day Treasury Bill Index.

PORTFOLIO MATTERS

While these favorable developments could suggest a positive near-term outlook for equities, we remain concerned about the market's ability to provide significant appreciation from current levels. Robust fundamental conditions have driven overall stock market valuations to record high levels, which we believe could constrain the market's further advance. While market valuations could certainly expand further, we believe it is not appropriate to base investment decisions on such a view.

  On the other hand, bonds currently appear to offer good value with inflation-adjusted interest rates at historically high levels and the possibility that inflationary pressures may moderate. We believe the Federal Reserve Board's proactive posture could slow economic growth and keep inflation in check, potentially offering attractive total return opportunities in the fixed-income market. As a result, we maintained a significant weighting in fixed-income securities, with 64.2% of net assets invested in equities, 32.0% in fixed-income securities and 3.8% in cash equivalents at June 30, 1999.

  Within the equity component of the Fund, we continued to adjust our holdings to seek to enhance quality and better control risk during the period. We added nine new investments, increased positions in 26 holdings, reduced positions in 10 holdings, and eliminated eight stocks from the portfolio. Notable among the new positions was Mellon Bank Corporation, the Pittsburgh-based regional banking concern, which has dramatically restructured over the last several years and now generates over 50% of its income from high value, fiduciary businesses

--------------------------------------------------------------------------------

such as asset management, custody and benefits consulting. The company has moved into an excess capital position and currently is generating approximately $600 million per year in free capital. All this time, the company enjoys industry-leading cash returns of 23%-25% on equity with potential opportunities for further improvement driven by changes in its business mix and capital structure. Selling at 18 times estimated 1999 cash earnings per share of $4.05 and 16 times estimated 2000 cash earnings of $4.50 per share, we believe this represents an attractive entry price for the shares of this company. Therefore, we believe the stock represents a very attractive addition to the Fund.

  We also established a position in Xerox Corporation, the document/copier company, which has committed to transforming itself from a traditional, stand-alone black and white copier company to a digital, network, color, services and solutions company for corporate printing and copying needs. Xerox currently enjoys a solid financial position with a 36.5% return on equity, a trend in return on capital that has been improving and interest coverage in excess of 7 times. Currently selling at 19 times estimated year 2000 earnings per share of $3.20, we believe Xerox offers an attractive risk/reward profile and represents an attractive addition to the Fund.

  Despite the stock market's record high levels, we continue to identify and invest in what we perceive as above-average companies whose stocks sell at below-average valuation levels. We define an above-average company as one which maintains a strong competitive position, earns consistently high returns on capital, is financially sound, generates cash in excess of its internal reinvestment requirements and is managed by individuals motivated to create value for shareholders. We define a below-average valuation as one that does not adequately or accurately reflect what we believe to be the company's underlying intrinsic value. On average, the stocks held in Capital Focus Fund have up to now generated comparable returns on shareholders' equity and have had stronger balance sheets while offering potentially faster earnings growth than the average company, as measured by the S&P 500. However, these same stocks sell at an average price to earnings ratio of 25.1 times estimated 1999 earnings per share versus 32.1 times for the S&P 500, at 5.7 times current book value per share versus 7.2 times for the S&P 500, and provide an above-average dividend yield.

  We eliminated our position in YPF, Sociedad Anonima, the Argentine oil company, which received a $45 per share take-over offer from Repsol, SA, the Spanish oil company, which had purchased the Argentine government's 20% stake in YPF earlier in 1998. We believe that this was a fair and full price for YPF, so we decided to eliminate our position. We also sold our position in Tenet Healthcare Corporation, the hospital management company. Reimbursement rate pressures from both the government-sponsored Medicare program and private sector health maintenance organizations have not abated, leading to what we believe to be reduced revenue projections and a slower rate of expected earnings growth for the company. Consequently, Tenet's ability to create shareholder value appears constrained. We decided these proceeds would be more profitably invested in alternative investment opportunities.

  Within the fixed-income portion of the portfolio, our decision to maintain a relatively short average duration of our bonds, ranging from 5.0 years to 5.4 years, proved beneficial as domestic interest rates rose sharply during the period. We continued to enhance the liquidity of our holdings by substantially reducing our position in foreign government securities from 11.6% of fixed-income assets at December 31, 1998 to 3.1% at June 30, 1999. We also reduced high-yield corporate bonds from 10.7% of fixed-income assets to 8.7%, while investment-grade corporate bonds increased from 47.5% to 55.7%. US Government securities also rose from 30.2% of fixed-income assets to 32.5%. As a result of these transactions, the average quality of our bonds rose from A3/A-to A2/A, while the average yield to maturity increased by 26 basis points to 7.26%.

IN CONCLUSION

We appreciate your investment in Capital Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our

--------------------------------------------------------------------------------

investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President

/s/ Kurt Schansinger
Kurt Schansinger
Senior Vice President and Senior Portfolio Manager

July 28, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/99                                                        +7.86%
--------------------------------------------------------------------------------
Inception (6/05/98) through 6/30/99                                        +6.84
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +7.86%          +9.96%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

                                 FACE                                                             VALUE      PERCENT OF
INDUSTRY                        AMOUNT                     BONDS                    COST        (NOTE 1a)    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                     $   500,000      Airgas Inc., 7.14% due
                                                 3/08/2004...................    $   500,935   $   500,720       1.5%
                                  500,000      Monsanto Company, 5.75% due
                                                 12/01/2005(a)...............        498,675       471,336       1.5
                                                                                 -----------   -----------     -----
                                                                                     999,610       972,056       3.0
-----------------------------------------------------------------------------------------------------------------------
FINANCE                           500,000      Household Finance Corp.,
                                                 6% due 5/01/2004............        499,890       484,451       1.5
                                1,000,000      International Lease Finance
                                                 Corp., 5.64% due
                                                 4/01/2002...................        995,970       976,200       3.0
                                                                                 -----------   -----------     -----
                                                                                   1,495,860     1,460,651       4.5
-----------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT                400,000      Republic of Argentina,
OBLIGATIONS                                      8.75% due 7/10/2002(a)......        352,000       326,000       1.0
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIALS                       500,000      Triton Energy Ltd./Corp.,
                                                 9.25% due 4/15/2005.........        491,250       488,190       1.5
-----------------------------------------------------------------------------------------------------------------------
INFORMATION SYSTEMS               250,000      Reynolds & Reynolds Company,
                                                 6.12% due 3/02/2001.........        250,000       245,000       0.7
-----------------------------------------------------------------------------------------------------------------------
MEDIA/PUBLISHING                  500,000      News America Inc., 6.75% due
                                                 1/09/2038...................        513,250       466,065       1.4
-----------------------------------------------------------------------------------------------------------------------
NATURAL GAS SUPPLIERS             500,000      The Coastal Corporation,
                                                 6.50% due 6/02/2008.........        498,340       478,330       1.5
-----------------------------------------------------------------------------------------------------------------------
OIL FIELD EQUIPMENT               250,000      R & B Falcon Corporation,
                                                 6.75% due 4/15/2005.........        245,687       202,500       0.6
-----------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                   500,000      Occidental Petroleum Corp.,
                                                 6.50% due 4/01/2005.........        492,547       482,580       1.5
-----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION                    335,000      Kansas City Southern
                                                 Industries, Inc., 7% due
                                                 12/15/2025..................        322,437       292,277       0.9
                                  250,000      Northwest Airlines, Inc.,
                                                 7.875% due 3/15/2008........        223,685       217,502       0.6
                                                                                 -----------   -----------     -----
                                                                                     546,122       509,779       1.5
-----------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING                  500,000      Royal Caribbean Cruises Ltd.,
                                                 7.25% due 8/15/2006.........        522,790       493,980       1.5
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                                  US Treasury Notes & Bonds:
OBLIGATIONS                       500,000        4.25% due 11/15/2003........        483,516       472,110       1.4
                                1,000,000        5.875% due 11/15/2005.......      1,060,625     1,000,000       3.1
                                  750,000        5.625% due 2/15/2006........        760,410       738,750       2.3
                                  500,000        3.625% due 1/15/2008........        497,942       499,792       1.5
                                  250,000        6% due 2/15/2026............        254,297       243,945       0.7
                                  500,000        5.50% due 8/15/2028.........        467,402       457,810       1.4
                                                                                 -----------   -----------     -----
                                                                                   3,524,192     3,412,407      10.4
-----------------------------------------------------------------------------------------------------------------------
UTILITIES--COMMUNICATION          500,000      Worldcom Inc., 6.40% due
                                                 8/15/2005...................        501,645       489,150       1.5
-----------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES***              500,000      Enersis SA, 6.60% due
                                                 12/01/2026(1)...............        479,003       467,655       1.4
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL BONDS                        10,912,296    10,494,343      32.0
-----------------------------------------------------------------------------------------------------------------------
                                SHARES
                                 HELD                  COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS                   10,000      Federal-Mogul Corporation.....        549,487       520,000       1.6
-----------------------------------------------------------------------------------------------------------------------
BANKING                             6,000      The Chase Manhattan
                                                 Corporation.................        306,970       519,750       1.6
                                   14,000      Mellon Bank Corporation.......        508,067       509,250       1.5
                                                                                 -----------   -----------     -----
                                                                                     815,037     1,029,000       3.1
-----------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS                 16,500      Masco Corporation.............        459,862       476,438       1.5
                                   15,500      The Sherwin-Williams
                                                 Company.....................        381,631       430,125       1.3
                                                                                 -----------   -----------     -----
                                                                                     841,493       906,563       2.8
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                            VALUE      PERCENT OF
          INDUSTRY               HELD                  COMMON STOCKS                COST        (NOTE 1a)    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                           7,000      E.I. du Pont de Nemours and
                                                 Company.....................    $   445,068   $   478,187       1.5%
                                   11,500      Monsanto Company..............        490,979       453,531       1.4
                                                                                 -----------   -----------     -----
                                                                                     936,047       931,718       2.9
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED COMPANIES               7,500      Corning Incorporated..........        258,739       525,937       1.6
                                   13,000      GenCorp Inc. .................        320,114       328,250       1.0
                                    8,000      Rockwell International
                                                 Corporation.................        317,411       486,000       1.5
                                    8,000      United Technologies
                                                 Corporation.................        384,264       573,500       1.7
                                                                                 -----------   -----------     -----
                                                                                   1,280,528     1,913,687       5.8
-----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT                4,300      General Electric Company......        384,120       485,900       1.5
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                  7,500      Federal National Mortgage
                                                 Association.................        487,859       512,813       1.6
-----------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE                    10,000      Diageo PLC (ADR)*.............        453,252       430,000       1.3
-----------------------------------------------------------------------------------------------------------------------
FOOTWEAR                            7,500      Nike, Inc. (Class B)..........        330,170       474,844       1.4
-----------------------------------------------------------------------------------------------------------------------
INFORMATION PROCESSING              8,000      Xerox Corporation.............        482,559       472,500       1.4
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                          11,000      The Allstate Corporation......        475,613       394,625       1.2
                                    4,100      American International Group,
                                                 Inc. .......................        375,579       479,956       1.5
                                   12,000      Citigroup Inc. ...............        411,159       570,000       1.7
                                   14,900      Fremont General Corporation...        352,174       281,238       0.8
                                   14,100      Horace Mann Educators
                                                 Corporation.................        398,630       383,344       1.2
                                   12,000      ITT Industries, Inc. .........        452,219       457,500       1.4
                                   12,500      Provident Companies, Inc. ....        432,855       500,000       1.5
                                    8,000      XL Capital Ltd. (Class A).....        554,086       452,000       1.4
                                                                                 -----------   -----------     -----
                                                                                   3,452,315     3,518,663      10.7
-----------------------------------------------------------------------------------------------------------------------
LEISURE/HOTELS                     11,000      Carnival Corporation..........        406,553       533,500       1.6
                                   20,000      +Harrah's Entertainment,
                                                 Inc. .......................        390,629       440,000       1.4
                                    9,500      +Sun International Hotels
                                                 Ltd, .......................        402,032       425,125       1.3
                                                                                 -----------   -----------     -----
                                                                                   1,199,214     1,398,625       4.3
-----------------------------------------------------------------------------------------------------------------------
MULTIMEDIA                          6,000      Reuters Group PLC (ADR)*......        509,609       486,000       1.5
-----------------------------------------------------------------------------------------------------------------------
NATURAL GAS SUPPLIERS              12,500      The Coastal Corporation.......        428,743       500,000       1.5
                                   13,000      El Paso Energy Corporation....        443,483       457,438       1.4
                                   12,000      The Williams Companies,
                                                 Inc. .......................        393,842       510,750       1.6
                                                                                 -----------   -----------     -----
                                                                                   1,266,068     1,468,188       4.5
-----------------------------------------------------------------------------------------------------------------------
OIL FIELD EQUIPMENT                11,000      Halliburton Company...........        378,394       497,750       1.5
                                   14,000      McCormick & Company
                                                 Incorporated................        395,819       441,875       1.3
                                                                                 -----------   -----------     -----
                                                                                     774,213       939,625       2.8
-----------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                    12,000      Unocal Corporation............        419,442       475,500       1.4
-----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS             9,000      Kimberly-Clark Corporation....        431,522       513,000       1.6
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                     7,000      Glaxo Wellcome PLC (ADR)*.....        437,424       396,375       1.2
-----------------------------------------------------------------------------------------------------------------------
RAILROADS                           9,000      Kansas City Southern
                                                 Industries, Inc. ...........        378,652       574,313       1.8
                                    8,000      Union Pacific Corporation.....        356,765       466,500       1.4
                                                                                 -----------   -----------     -----
                                                                                     735,417     1,040,813       3.2
-----------------------------------------------------------------------------------------------------------------------
RESTAURANTS                        10,500      McDonald's Corporation........        358,752       433,781       1.3
-----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                      6,000      Motorola, Inc. ...............        318,504       568,500       1.7
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                  1,700      Frontier Corporation..........         68,743       100,300       0.3
                                   16,000      Telefonaktiebolaget LM
                                                 Ericsson (ADR)*.............        403,719       526,000       1.6
                                                                                 -----------   -----------     -----
                                                                                     472,462       626,300       1.9
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

                                SHARES                                                            VALUE      PERCENT OF
          INDUSTRY               HELD                  COMMON STOCKS                COST        (NOTE 1a)    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
TOBACCO                            11,000      Fortune Brands, Inc. .........    $   473,285   $   455,125       1.4%
-----------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT                    9,000      Waste Management, Inc. .......        439,590       483,750       1.5
-----------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--          12,000      +Nextel Communications, Inc.
DOMESTIC PAGING & CELLULAR                       (Class A)...................        245,652       602,250       1.8
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS                18,094,021    21,083,520      64.2
-----------------------------------------------------------------------------------------------------------------------
                                 FACE
                                AMOUNT             SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**            $   837,000      General Motors Acceptance
                                                 Corp., 5.63% due
                                                 7/01/1999...................        836,869       836,869       2.5
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES           836,869       836,869       2.5
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS.............    $29,843,186    32,414,732      98.7
                                                                                 ===========
                                               OTHER ASSETS LESS
                                                 LIABILITIES.................                      415,340       1.3
                                                                                               -----------     -----
                                               NET ASSETS....................                  $32,830,072     100.0%
                                                                                               ===========     =====
-----------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

*** Corresponding industry groups for foreign securities, which are denominated in US dollars: (1) Industrial.

+ Non-income producing security.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$29,843,186) (Note
  1a).......................................................             $32,414,732
Cash........................................................                     759
Receivables:
  Securities sold...........................................  $374,563
  Interest..................................................   182,129
  Dividends.................................................    17,156
  Capital shares sold.......................................     2,565       576,413
                                                              --------
Deferred organization expenses (Note 1f)....................                   7,067
Prepaid expenses and other assets...........................                   1,744
                                                                         -----------
Total assets................................................              33,000,715
                                                                         -----------
------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   139,398
  Investment adviser (Note 2)...............................    17,418
  Capital shares redeemed...................................       460       157,276
                                                              --------
Accrued expenses and other liabilities......................                  13,367
                                                                         -----------
Total liabilities...........................................                 170,643
                                                                         -----------
------------------------------------------------------------------------------------
NET ASSETS..................................................             $32,830,072
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................             $   308,783
Paid-in capital in excess of par............................              29,394,046
Undistributed investment income--net........................                 362,489
Undistributed realized capital gains on investments--net
  (Note 5)..................................................                 193,121
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................               2,571,633
                                                                         -----------
NET ASSETS..................................................             $32,830,072
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $32,830,072 and 3,087,831
  shares outstanding........................................             $     10.63
                                                                         ===========
------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Interest and discount earned................................               $  348,803
Dividends (net of $1,368 foreign withholding tax)...........                  118,831
                                                                           ----------
Total income................................................                  467,634
                                                                           ----------
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $   87,426
Custodian fees..............................................       7,617
Accounting services (Note 2)................................       4,807
Transfer agent fees (Note 2)................................       2,404
Printing and shareholders reports...........................       1,182
Amortization of organization expenses (Note 1f).............         966
Professional fees...........................................         392
Directors' fees and expenses................................         350
                                                              ----------
Total expenses..............................................                  105,144
                                                                           ----------
Investment income--net......................................                  362,490
                                                                           ----------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized gain on investments--net...........................                  628,679
Change in unrealized appreciation on:
  Investments--net..........................................   1,792,744
  Foreign currency transactions--net........................          73    1,792,817
                                                              ----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $2,783,986
                                                                           ==========
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX      FOR THE PERIOD
                                                                MONTHS ENDED      JUNE 5, 1998+
INCREASE (DECREASE) IN NET ASSETS:                              JUNE 30, 1999    TO DEC. 31, 1998
-------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................     $   362,490       $   259,215
Realized gain (loss) on investments--net....................         628,679          (435,558)
Change in unrealized appreciation on investments and foreign
  currency transactions--net................................       1,792,817           778,816
                                                                 -----------       -----------
Net increase in net assets resulting from operations........       2,783,986           602,473
                                                                 -----------       -----------
-------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1g):
Investment income--net:
  Class A...................................................        (259,216)               --
                                                                 -----------       -----------
Net decrease in net assets resulting from dividends to
  shareholders..............................................        (259,216)               --
                                                                 -----------       -----------
-------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share
  transactions..............................................       3,240,573        17,462,256
                                                                 -----------       -----------
-------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................       5,765,343        18,064,729
Beginning of period.........................................      27,064,729         9,000,000
                                                                 -----------       -----------
End of period*..............................................     $32,830,072       $27,064,729
                                                                 ===========       ===========
-------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................     $   362,489       $   259,215
                                                                 ===========       ===========
-------------------------------------------------------------------------------------------------

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  ---------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                  FOR THE SIX      FOR THE PERIOD
FINANCIAL STATEMENTS.                                         MONTHS ENDED      JUNE 5, 1998+
INCREASE (DECREASE) IN NET ASSET VALUE:                       JUNE 30, 1999    TO DEC. 31, 1998
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................     $  9.76           $ 10.00
                                                                 -------           -------
Investment income--net......................................         .12               .09
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................         .84              (.33)
                                                                 -------           -------
Total from investment operations............................         .96              (.24)
                                                                 -------           -------
Less dividends from investment income--net..................        (.09)               --
                                                                 -------           -------
Net asset value, end of period..............................     $ 10.63           $  9.76
                                                                 =======           =======
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................       9.96%++          (2.40%)++
                                                                 =======           =======
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................        .72%*             .86%*
                                                                 =======           =======
Investment income--net......................................       2.49%*            2.54%*
                                                                 =======           =======
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................     $32,830           $27,065
                                                                 =======           =======
Portfolio turnover..........................................      28.23%            29.48%
                                                                 =======           =======
-----------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Commencement of operations.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--CAPITAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Capital Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.

--------------------------------------------------------------------------------

Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

  (g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.60% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $336 in commissions on the execution of portfolio security transactions.

  During the six months ended June 30, 1999, Merrill Lynch Security Pricing Service, and affiliate of MLPF&S, earned $500 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $11,886,807 and $7,997,971, respectively.

  Net realized gains for the six months ended June 30, 1999 and net unrealized gains as of June 30, 1999 were as follows:

-----------------------------------------------------------------
                                           Realized    Unrealized
                                            Gains        Gains
-----------------------------------------------------------------
Long-term investments....................  $628,668    $2,571,546
Short-term investments...................        11            --
Foreign currency transactions............        --            87
                                           --------    ----------
Total....................................  $628,679    $2,571,633
                                           ========    ==========
-----------------------------------------------------------------

  At June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $2,571,546, of which $3,443,709 related to appreciated securities and $872,163 related to depreciated securities. At June 30, 1999, the aggregate cost of investments for Federal income tax purposes was $29,843,186.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $3,240,573 and $17,462,256 for the six months ended June 30, 1999 and the period June 5, 1998 to December 31, 1998, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Six Months Ended                 Dollar
             June 30, 1999                 Shares       Amount
-----------------------------------------------------------------
Shares sold.............................   730,966    $ 7,396,745
Shares issued to shareholders in
 reinvestment of dividends..............    26,723        259,216
                                          --------    -----------
Total issued............................   757,689      7,655,961
Shares redeemed.........................  (441,482)    (4,415,388)
                                          --------    -----------
Net increase............................   316,207    $ 3,240,573
                                          ========    ===========
-----------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------
Class A Shares for the Period June 5, 1998+ to                 Dollar
              December 31, 1998                  Shares        Amount
------------------------------------------------------------------------
Shares sold...............................      1,915,432    $17,861,244
Shares redeemed...........................        (43,808)      (398,988)
                                                ---------    -----------
Net increase..............................      1,871,624    $17,462,256
                                                =========    ===========
------------------------------------------------------------------------

+ Prior to June 5, 1998 (commencement of operations), the Fund issued 900,000 shares to MLLIC for $9,000,000.

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1998, the Fund had a net capital loss carryforward of approximately $368,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND JUNE 30, 1999--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

During the six-month period ended June 30, 1999, total returns for the Fund's Class A and Class B Shares were +36.08% and +36.18%, respectively. The unmanaged Morgan Stanley Capital International Emerging Markets Free Index rose 39.87% during the same period. Hurting performance were the Fund's overweighted position in Hungary, which had a return of -8.77%, and underweighted positions in Russia and South Africa, whose markets had returns of +133.67% and +30.18%, respectively. Beneficial to performance were the Fund's overweighted positions in Mexico and Thailand, up 52.31% and 58.26%, respectively, during the period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Emerging Markets Free Index and are for the six-month period ended June 30, 1999.)

INVESTMENT OVERVIEW

The recovery in emerging markets continued in the six-month period ended June 30, 1999. Overall, emerging markets enjoyed a broad-based rally driven primarily by the perception that these economies had seen their worst and were on the road to recovery. This perception, which we partly share, was supported by evidence such as rising industrial production in South Korea, a pickup in consumer spending in Thailand and the recovery in the prices of some commodities such as pulp and oil.

  Bolstering the case for emerging markets recovery were reflationary efforts in the major economies of the United States, Japan and the European Union. This was indicated by the neutral monetary stance of the US Federal Reserve Board through most of the period, the fiscal stimulus and the possibility of monetization in Japan, and the decline in interest rates in the European Union. In addition, investors regained confidence in these markets as countries, such as Brazil, Malaysia, South Korea and Thailand, were successful in raising capital in the foreign markets.

  To add balance to this positive assessment of the developing markets, we note that the evidence of recovery has so far been limited to relatively few countries. In our view, the necessary structural reforms in countries such as Indonesia and Brazil are still works in progress. Developing economies and their emerging markets appear to be recovering, but progress can easily be slowed by external events.

  These events could include a curtailment of capital flows to the developing markets if there is a sharp rising trend in US interest rates or a prolonged decline in the US stock market. Cyclical stocks and the Mexican, Brazilian and South African stock markets in general could be particularly vulnerable to a collapse in commodity prices if the European and Japanese economies fail to reflate. Some Israeli, South Korean and Taiwanese technology shares could be hurt by a decline in prices of US technology stock prices. Nonetheless, assuming the investment environments continue to improve, we believe the case for investing in these countries with a long-term view is very much intact.

  South Korea was one of the best-performing markets during the six months ended June 30, 1999, rising 77.88%. South Korea is a prime example of an incomplete restructuring. Although the country has made progress in areas such as recapitalizing and restructuring the banking sector and increasing transparency in corporate financial disclosures, little has been achieved in reforming the giant conglomerates, or chaebols. However, the stock market has rewarded the South Korean government's stated desire to make the necessary improvements to the economy.

  Evidence of the seriousness of the South Korean government's intention to reform will be the deregulation of state companies such as Korea Electric Power Corporation (KEPCO). KEPCO is the state monopoly for generation and distribution of electricity. In the past, the company has had to shoulder the burden of subsidizing the industrial sectors for the sake of economic development. We believe that the South Korean government is committed to deregulating the pricing of electricity. South Korea had the largest country weighting in the Fund, comprising 15.8% of net assets.

  In Thailand, recovery and restructuring continued during the six-month period ended June 30, 1999. The auctioning of bad loans taken from the finance companies has been proceeding slowly. The three largest banks--including two Fund investments, Bangkok Bank Public Company Limited and Thai Farmers Bank Public Company Limited--appear to be successfully recapitalizing themselves. One of the largest conglomerates in Thailand, The Siam Cement Public Company Limited, which is also a holding in the Fund, disposed of subsidiaries and joint venture stakes in non-core businesses. The stock price of the foreign shares of Siam Cement quadrupled from its lowest level last year.

--------------------------------------------------------------------------------

  Growth prospects for the South African economy improved during the six-month period ended June 30, 1999. The beginning of a commodity cycle upturn has been extremely positive for exports of commodities including platinum, diamonds and coal, which comprise one-third of South Africa's exports. In addition, interest rates have been declining and may decline further, particularly since the currency has been relatively stable. Our investments in South Africa comprised 8.5% of net assets.

  Corporate earnings in South Africa were a positive surprise. For example, Impala Platinum Holdings Limited reported first-half fiscal year earnings per share up 127%. This was a strong result, despite the flat prices for its metals. The substantial rise in earnings was driven by the company's cost containment program, which limited the rise in cash costs to 2.5% for the six-month period, and by fees from refining other platinum producers' concentrate. In addition to this, the depreciation of the South African currency during the six-month period ended June 30, 1999 also benefited the company, since its costs are primarily rand-based, while its revenues US dollar-based prices for platinum, palladium and rhodium.

  The two most prominent companies engaged in these restructuring activities are Anglo American PLC and South African Breweries PLC. Both companies have recently moved their domiciles to London in an effort to facilitate raising capital and to potentially lower their costs of capital by diversifying their asset bases. In anticipation of the changes in domicile, both companies streamlined their operations, sold off non-core assets, and were developing strategies intended to drive their future growth prospects, both within and outside of South Africa.

  Restructuring is also an ongoing theme in other countries. In Israel, Koor Industries Limited continued to enhance its shareholder value through the disposition of non-core assets in the food and ammunition industries and consolidation of its positions in the telecommunications industry through increased holdings in ECI and in the agrochemical industry through increased ownership of MA Industries.

  In Poland, Elektrim Spolka Akcyjna SA--one of the country's largest industrial conglomerates and a long-term holding of the Fund--is transforming rapidly under new management. The company was a post-Soviet era behemoth that inherited a broad and unrelated array of activities, many of which operated at a loss. Through divestments and acquisitions, it is focusing on what the Company's management deems to be businesses that are attractive in Poland and could increase in value. These are telecommunications services, including wireless and wired line telephone and cable television, and power, including engineering services and generation equipment.

  Our equity investments in Brazil comprised 12.1% of the Fund's net assets. As noted above, fiscal reforms are still pending and their postponement is causing some concern in the markets. However, there are investments that we believe can make a positive contribution to the Fund's performance because of their defensive qualities as well as attractive valuations. One example is the diversified mining company Companhia Vale do Rio Doce (CVRD). CVRD benefits from the weaker Brazilian real, as its revenue stream is primarily US dollar-based, while the majority of its costs are in local currency. As the world's largest producer of iron ore, the company stands to benefit from improving conditions in the global steel market. We believe that values such as those in CVRD are compelling enough to justify taking a long-term position in Brazil, notwithstanding the near-term market volatility which we expect.

  There has been value in emerging market investments for some time. Nevertheless, the stock markets declined. We believe that aside from compelling stock valuations, there are several drivers that could improve the performance of these stock markets. These include the improving outlook for earnings and economic growth, the scope for interest rate declines as perceived risk subsides, and what we believe to be the bottoming out of the global economic cycle and commodity prices.

--------------------------------------------------------------------------------

IN CONCLUSION

We thank you for your ongoing interest in Developing Capital Markets Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to reviewing our strategy with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Christopher G. Ayoub
Grace Pineda
Senior Vice President and Portfolio Manager

July 28, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/99                                                       +16.20%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                                                  - 0.77
--------------------------------------------------------------------------------
Inception (5/02/94) through 6/30/99                                       - 1.31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/99                                                       +16.11%
--------------------------------------------------------------------------------
Inception (11/03/97) through 6/30/99                                      - 2.95
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +16.20%         +36.08%
------------------------------------------------------------------------------------------
Class B Shares                                                   +16.11          +36.18
------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999                      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                       SHARES                                                       VALUE      PERCENT OF
AFRICA          INDUSTRY                HELD                 INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA    BANKING                    37,802   Nedcor Limited...............  $   777,047   $   855,776       1.0%
                ------------------------------------------------------------------------------------------------------
                BEVERAGE & TOBACCO         46,962   +South African Breweries
                                                      PLC........................      363,353       407,824       0.5
                                               16   +South African Breweries PLC
                                                      (ADR)(a)...................          136           139       0.0
                                                                                   -----------   -----------     -----
                                                                                       363,489       407,963       0.5
                ------------------------------------------------------------------------------------------------------
                FOREST PRODUCTS           223,456   Nampak Limited...............      352,967       618,448       0.7
                ------------------------------------------------------------------------------------------------------
                GOLD MINES                 20,283   AngloGold Limited (ADR)(a)...      443,124       436,084       0.5
                ------------------------------------------------------------------------------------------------------
                HEALTH INSURANCE          139,395   +Sanlam Limited..............      148,401       165,176       0.2
                ------------------------------------------------------------------------------------------------------
                HOLDING COMPANY            25,320   Impala Platinum Holdings
                                                      Limited....................      597,105       636,986       0.7
                ------------------------------------------------------------------------------------------------------
                INSURANCE                  17,376   De Beers (ADR)(a)............      400,092       414,852       0.5
                                          888,675   FirstRand Limited............    1,451,675     1,016,218       1.2
                                            5,051   +Liberty International PLC...       34,978        33,442       0.0
                                           10,834   Liberty Life Association of
                                                      Africa Limited.............      154,183       138,792       0.2
                                                                                   -----------   -----------     -----
                                                                                     2,040,928     1,603,304       1.9
                ------------------------------------------------------------------------------------------------------
                METALS--                  240,903   Gencor Limited...............      493,309       662,743       0.8
                NON-FERROUS
                ------------------------------------------------------------------------------------------------------
                MINING                     20,883   +Anglo American PLC..........      997,754       975,971       1.2
                ------------------------------------------------------------------------------------------------------
                RETAIL                      7,091   Edgars Consolidated Stores
                                                      Limited....................       30,286        55,116       0.1
                                          538,900   Metro Cash and Carry
                                                      Limited....................      405,788       446,553       0.5
                                           80,556   Pepkor Limited...............      281,871       324,413       0.4
                                                                                   -----------   -----------     -----
                                                                                       717,945       826,082       1.0
-------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN AFRICA      6,932,069     7,188,533       8.5
-------------------------------------------------------------------------------------------------------------------------
EUROPE
-------------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC  TELEPHONE NETWORKS         26,589   +SPT Telecom AS..............      357,243       431,310       0.5
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN THE
                                                    CZECH REPUBLIC                     357,243       431,310       0.5
-------------------------------------------------------------------------------------------------------------------------
GREECE          BANKING                     2,790   Alpha Credit Bank............      173,396       179,766       0.2
                ------------------------------------------------------------------------------------------------------
                BEVERAGE                    9,473   Hellenic Bottling Co. .......      308,802       228,812       0.3
                ------------------------------------------------------------------------------------------------------
                BUILDING &                  9,217   Titan Cement Company.........      794,392       848,388       1.0
                CONSTRUCTION
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN GREECE      1,276,590     1,256,966       1.5
-------------------------------------------------------------------------------------------------------------------------
HUNGARY         BANKING                     8,249   OTP Bank Rt. (GDR)(b)........      371,528       338,209       0.4
                ------------------------------------------------------------------------------------------------------
                OIL & GAS                  29,104   +MOL Magyar Olaj-es Gazipari
                PRODUCERS                             Rt. (GDR)(b)...............      691,599       691,220       0.8
                ------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS        195,358   Magyar Tavkozlesi Rt.........    1,153,779     1,057,256       1.3
                                              403   Magyar Tavkozlesi Rt.
                                                      (ADR)(a)...................       10,629        11,082       0.0
                                                                                   -----------   -----------     -----
                                                                                     1,164,408     1,068,338       1.3
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN HUNGARY     2,227,535     2,097,767       2.5
-------------------------------------------------------------------------------------------------------------------------
POLAND          BANKING                    30,749   Wielkopolski Bank Kredytowy
                                                      SA.........................      262,836       180,369       0.2
                ------------------------------------------------------------------------------------------------------
                COMPUTERS                  39,302   +ComputerLand SA.............      837,484       746,748       0.9
                ------------------------------------------------------------------------------------------------------
                ELECTRICAL &               86,231   Elektrim Spolka Akcyjna SA...    1,034,424     1,220,561       1.4
                ELECTRONICS
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN POLAND      2,134,744     2,147,678       2.5
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

EUROPE                              SHARES HELD/                                                    VALUE      PERCENT OF
(CONCLUDED)          INDUSTRY        FACE AMOUNT             INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
RUSSIA          ELECTRICAL                 32,000   +Lenenergo...................  $    31,680   $     2,624       0.0%
                COMPONENTS &
                DISTRIBUTION
                ------------------------------------------------------------------------------------------------------
                ENERGY SOURCES            275,000   Irkutskenergo................       34,733        27,500       0.0
                ------------------------------------------------------------------------------------------------------
                NATURAL GAS                13,480   +Gazprom (ADR)(a)............      212,310       148,280       0.2
                ------------------------------------------------------------------------------------------------------
                OIL & RELATED              10,458   LUKoil Holding (ADR)(a)......      361,483       414,137       0.5
                ------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS        493,800   +Bashinformsvyaz.............      220,980        34,566       0.1
                                           31,142   Nizhnovsvyazinform...........      164,974        30,208       0.0
                                            6,000   +Tyumentelecom...............       40,770         6,600       0.0
                                                                                   -----------   -----------     -----
                                                                                       426,724        71,374       0.1
                ------------------------------------------------------------------------------------------------------
                UTILITIES--               199,692   Bashkirenergo................      117,784        14,178       0.0
                ELECTRICAL & GAS
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN RUSSIA      1,184,714       678,093       0.8
-------------------------------------------------------------------------------------------------------------------------
TURKEY          BANKING                58,693,830   +Turkiye Garanti Bankasi
                                                      AS.........................      486,926       438,315       0.5
                                       20,399,351   Yapi ve Kredi Bankasi AS.....      232,366       295,005       0.4
                                       16,319,480   Yapi ve Kredi Bankasi AS
                                                      (Receipts).................      118,618       236,004       0.3
                                                                                   -----------   -----------     -----
                                                                                       837,910       969,324       1.2
                ------------------------------------------------------------------------------------------------------
                BEVERAGE                1,206,081   Ege Biracilik Ve Malt Sanayii
                                                      AS.........................      128,584        90,068       0.1
                ------------------------------------------------------------------------------------------------------
                RETAIL STORES             282,136   Migros Turk T.A.S. ..........      374,741       351,157       0.4
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN TURKEY      1,341,235     1,410,549       1.7
-------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN EUROPE      8,522,061     8,022,363       9.5
-------------------------------------------------------------------------------------------------------------------------
LATIN AMERICA
-------------------------------------------------------------------------------------------------------------------------
ARGENTINA       OIL & RELATED              79,483   Perez Companc SA 'B'.........      408,874       457,091       0.5
                ------------------------------------------------------------------------------------------------------
                REAL ESTATE                13,148   +IRSA Inversiones y
                                                      Representaciones SA
                                                      (GDR)(b)...................      366,972       405,944       0.5
                ------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS          3,461   Telecom Argentina Stet-France
                                                      Telecom SA (ADR)(a)(c).....      118,194        92,582       0.1
                                            2,998   Telefonica de Argentina SA
                                                      (ADR)(a)...................      111,477        94,062       0.1
                                                                                   -----------   -----------     -----
                                                                                       229,671       186,644       0.2
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    ARGENTINA                        1,005,517     1,049,679       1.2
-------------------------------------------------------------------------------------------------------------------------
BRAZIL          BANKING                   517,340   Banco Itau SA (Preferred)....      284,959       265,677       0.3
                                           31,594   Uniao de Bancos Brasileiros
                                                      SA (Unibanco) (GDR)(b).....      486,095       760,231       0.9
                                                                                   -----------   -----------     -----
                                                                                       771,054     1,025,908       1.2
                ------------------------------------------------------------------------------------------------------
                BEVERAGE                1,194,959   Companhia Cervejaria Brahma
                                                      (Preferred)................      645,147       672,333       0.8
                                            4,633   Companhia Cervejaria Brahma
                                                      SA PN (Preferred)
                                                      (ADR)(a)...................       48,286        52,411       0.1
                                                                                   -----------   -----------     -----
                                                                                       693,433       724,744       0.9
                ------------------------------------------------------------------------------------------------------
                METALS--STEEL              72,494   Companhia Vale do Rio Doce
                                                      'A' (Preferred)............    1,382,360     1,423,697       1.7
                                    Brl     10,296  Companhia Vale do Rio Doce,
                                                      0% due 12/31/2049(d).......            0             0       0.0
                                                                                   -----------   -----------     -----
                                                                                     1,382,360     1,423,697       1.7
                ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

LATIN
AMERICA                                SHARES                                                       VALUE      PERCENT OF
(CONTINUED)          INDUSTRY           HELD                 INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
BRAZIL          OIL & RELATED           3,429,308   Petroleo Brasileiro SA--
(CONCLUDED)                                           Petrobras (Preferred)......  $   239,634   $   530,265       0.6%
                ------------------------------------------------------------------------------------------------------
                RETAIL                      2,600   Companhia Brasileira de
                                                      Distribuicao Grupo Pao de
                                                      Acucar SA (ADR)(a).........       41,217        48,588       0.1
                ------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS     22,515,000   +Tele Celular Sul
                                                      Participacoes SA...........       25,229        33,417       0.0
                                       41,813,201   +Tele Norte Leste
                                                      Participacoes SA...........      385,465       375,186       0.4
                                          106,955   +Tele Norte Leste
                                                      Participacoes SA (ADR)(a)..    1,625,360     1,985,352       2.4
                                           14,523   +Telecomunicacoes Brasileiras
                                                      SA--Telebras (ADR)(a)......        1,143           908       0.0
                                           16,161   Telecomunicacoes Brasileiras
                                                      SA--Telebras (Preferred
                                                      Block) (ADR)(a)............    1,290,954     1,457,520       1.7
                                        8,277,700   Telerj Celular SA (Preferred
                                                      'B').......................      203,373       270,006       0.3
                                       28,944,015   +Telesp Participacoes SA.....      399,953       375,684       0.4
                                           17,496   Telesp Participacoes SA
                                                      (ADR)(a)...................      383,043       400,221       0.5
                                                                                   -----------   -----------     -----
                                                                                     4,314,520     4,898,294       5.7
                ------------------------------------------------------------------------------------------------------
                UTILITIES--            48,413,325   +Centrais Eletricas
                ELECTRICAL & GAS                      Basileiras
                                                      SA--Eletrobras.............    1,254,901       915,263       1.1
                                       30,642,608   Companhia Energetica de Minas
                                                      Gerais SA--CEMIG
                                                      (Preferred)................      790,833       643,287       0.8
                                               90   Companhia Paranaense de
                                                      Energia--Copel (ADR)(a)....          917           754       0.0
                                                                                   -----------   -----------     -----
                                                                                     2,046,651     1,559,304       1.9
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN BRAZIL      9,488,869    10,210,800      12.1
-------------------------------------------------------------------------------------------------------------------------
CHILE           UTILITIES--                 5,806   Enersis SA (ADR)(a)..........      139,968       132,812       0.2
                ELECTRICAL & GAS
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN CHILE         139,968       132,812       0.2
-------------------------------------------------------------------------------------------------------------------------
MEXICO          BEVERAGE                   42,943   Panamerican Beverages, Inc.
                                                      'A' (US Registered
                                                      Shares)....................    1,063,344     1,022,580       1.2
                ------------------------------------------------------------------------------------------------------
                BEVERAGE & TOBACCO         11,027   Fomento Economico Mexicano,
                                                      SA de CV (ADR)(a)..........      392,282       439,702       0.5
                ------------------------------------------------------------------------------------------------------
                BROADCAST--MEDIA           47,969   +Grupo Televisa SA (GDR)(b)..    1,102,277     2,149,611       2.5
                ------------------------------------------------------------------------------------------------------
                BUILDING MATERIALS          1,258   Cemex, SA de CV (ADR)(a).....       12,435        12,383       0.0
                                           63,125   Cemex, SA de CV 'B'..........      293,380       312,447       0.4
                                           45,524   Cemex, SA de CV 'B'
                                                      (ADR)(a)...................      389,777       450,050       0.6
                                            6,284   Cemex, SA de CV--CPO.........       25,872        31,037       0.0
                                                                                   -----------   -----------     -----
                                                                                       721,464       805,917       1.0
                ------------------------------------------------------------------------------------------------------
                DIVERSIFIED                18,431   +Grupo Sanborns SA 'B1'......       33,358        34,772       0.1
                COMPANIES
                ------------------------------------------------------------------------------------------------------
                FOOD                      217,200   Grupo Industrial Bimbo, SA de
                                                      CV 'A'.....................      463,922       481,132       0.6
                ------------------------------------------------------------------------------------------------------
                HEALTH/PERSONAL           310,342   Kimberly-Clark de Mexico, SA
                CARE                                  de CV 'A'..................    1,163,218     1,276,234       1.5
                ------------------------------------------------------------------------------------------------------
                LEISURE                   184,910   +Grupo Carso, SA de CV
                                                      'A1'.......................      600,351       856,446       1.0
                ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    LATIN
   AMERICA                             SHARES                                                       VALUE      PERCENT OF
 (CONCLUDED)         INDUSTRY           HELD                 INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
MEXICO          TELECOMMUNICATIONS         29,649   Telefonos de Mexico SA
(CONCLUDED)                                           (ADR)(a)...................  $ 1,390,503   $ 2,396,010       2.8%
                ------------------------------------------------------------------------------------------------------
                TELEVISION                 46,231   +TV Azteca, SA de CV
                                                      (ADR)(a)...................      315,352       239,823       0.3
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN MEXICO      7,246,071     9,702,227      11.5
-------------------------------------------------------------------------------------------------------------------------
VENEZUELA       TELECOMMUNICATIONS         19,051   Compania Anonima Nacional
                                                      Telefonos de Venezuela
                                                      (CANTV) (ADR)(a)...........      312,636       519,140       0.6
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    VENEZUELA                          312,636       519,140       0.6
-------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN LATIN
                                                    AMERICA                         18,193,061    21,614,658      25.6
-------------------------------------------------------------------------------------------------------------------------
MIDDLE
EAST
-------------------------------------------------------------------------------------------------------------------------
EGYPT           BANKING                    10,363   Commercial International Bank
                                                      (GDR)(b)...................       78,408        92,231       0.1
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN EGYPT          78,408        92,231       0.1
-------------------------------------------------------------------------------------------------------------------------
ISRAEL          BANKING                   164,429   Bank Hapoalim................      454,073       422,657       0.5
                                          214,654   Bank Leumi Le-Israel.........      410,873       406,448       0.5
                                                                                   -----------   -----------     -----
                                                                                       864,946       829,105       1.0
                ------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS         13,370   Koor Industries Limited
                                                      (ADR)(a)...................      324,836       312,524       0.4
                ------------------------------------------------------------------------------------------------------
                TELEPHONE                 190,599   +Bezeq Israeli
                COMMUNICATIONS                        Telecommunication
                                                      Corporation Ltd. ..........      799,003       769,016       0.9
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN ISRAEL      1,988,785     1,910,645       2.3
-------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN THE
                                                    MIDDLE EAST                      2,067,193     2,002,876       2.4
-------------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN/ASIA
-------------------------------------------------------------------------------------------------------------------------
CHINA           AUTOMOBILES             1,243,000   Qingling Motor Company 'H'...      523,764       299,591       0.4
                ------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS        208,000   Eastern Communication Co.,
                                                      Ltd. (Class B).............       78,241       212,160       0.2
                ------------------------------------------------------------------------------------------------------
                UTILITIES--               780,000   Beijing Datang Power
                ELECTRICAL & GAS                      Generation Company Limited
                                                      'H'........................      333,344       251,334       0.3
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN CHINA         935,349       763,085       0.9
-------------------------------------------------------------------------------------------------------------------------
HONG KONG       CEMENT                  4,359,370   +Anhui Conch Cement Co. Ltd.
                                                      'H'........................      643,441       741,676       0.9
                ------------------------------------------------------------------------------------------------------
                INSURANCE--MULTILINE       287,900  +Pacific Century Insurance
                                                      Holdings Limited...........      235,389       233,033       0.3
                ------------------------------------------------------------------------------------------------------
                TRANSPORTATION          3,420,000   Sichuan Expressway Co. 'H'...      361,979       357,049       0.4
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN HONG
                                                    KONG                             1,240,809     1,331,758       1.6
-------------------------------------------------------------------------------------------------------------------------
INDIA           ALUMINUM                   45,000   Hindalco Industries Ltd. ....      456,088       653,024       0.8
                ------------------------------------------------------------------------------------------------------
                BANKING                    35,030   State Bank of India..........      169,856       191,569       0.2
                ------------------------------------------------------------------------------------------------------
                CHEMICALS                  65,180   Reliance Industries Ltd. ....      238,420       265,927       0.3
                ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

   PACIFIC
  BASIN/ASIA                           SHARES                                                       VALUE      PERCENT OF
 (CONTINUED)         INDUSTRY           HELD                 INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
INDIA           COMPUTER SOFTWARE          24,525   +Pentafour Software & Exports
(CONCLUDED)                                           Ltd. ......................  $   460,484   $   645,544       0.8%
                                            9,993   +Satyam Computer Services
                                                      Limited....................      348,729       292,557       0.3
                                                                                   -----------   -----------     -----
                                                                                       809,213       938,101       1.1
                ------------------------------------------------------------------------------------------------------
                FINANCIAL SERVICES        395,000   ICICI Ltd. ..................      672,268       670,342       0.8
                                           31,275   ICICI Ltd. (GDR)(b)..........      316,496       312,750       0.4
                                                                                   -----------   -----------     -----
                                                                                       988,764       983,092       1.2
                ------------------------------------------------------------------------------------------------------
                FOOD & HOUSEHOLD           25,975   +Hindustan Lever Limited.....    1,087,910     1,427,396       1.7
                PRODUCTS
                ------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS         23,168   Videsh Sanchar Nigam Ltd.
                                                      (GDR)(b)...................      298,119       286,125       0.3
                ------------------------------------------------------------------------------------------------------
                UTILITIES--                35,938   +BSES Ltd. (GDR)(b)..........      456,415       350,395       0.4
                ELECTRICAL & GAS
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN INDIA       4,504,785     5,095,629       6.0
-------------------------------------------------------------------------------------------------------------------------
INDONESIA       CEMENT                    413,500   PT Semen Gresik (Persero)
                                                      Tbk........................      377,171       898,262       1.0
                ------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS         47,526   PT Indosat (Persero) Tbk
                                                      (ADR)(a)...................      612,969       926,757       1.1
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    INDONESIA                          990,140     1,825,019       2.1
-------------------------------------------------------------------------------------------------------------------------
MALAYSIA++      BANKING                   179,600   Malayan Banking BHD..........      369,215       538,800       0.6
                ------------------------------------------------------------------------------------------------------
                NATURAL GAS               276,000   Petronas Gas BHD.............      876,329       653,684       0.8
                ------------------------------------------------------------------------------------------------------
                TELECOMMUNICATIONS        697,000   Telekom Malaysia BHD.........    1,739,935     2,604,579       3.1
                ------------------------------------------------------------------------------------------------------
                TOBACCO                   242,000   Rothmans of Pall Mall
                                                      (Malaysia) BHD.............    1,575,276     1,830,921       2.1
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN MALAYSIA    4,560,755     5,627,984       6.6
-------------------------------------------------------------------------------------------------------------------------
PHILIPPINES     BANKING                    66,860   Metropolitan Bank & Trust
                                                      Company....................      549,325       668,600       0.8
                ------------------------------------------------------------------------------------------------------
                UTILITIES--               235,960   Manila Electric Company
                ELECTRICAL & GAS                      'B'........................      817,022       850,698       1.0
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN THE
                                                    PHILIPPINES                      1,366,347     1,519,298       1.8
-------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA     AUTO & TRUCK               17,918   +Hyundai Motor Company
                                                      Ltd. ......................      311,251       424,924       0.5
                ------------------------------------------------------------------------------------------------------
                BANKING &                  18,340   Housing & Commercial Bank,
                FINANCIAL                             Korea......................      326,281       578,324       0.7
                ------------------------------------------------------------------------------------------------------
                CHEMICALS                   5,200   Honam Petrochemical
                                                      Corporation................       83,124       121,296       0.2
                                           13,370   L.G. Chemical Limited........      172,134       363,849       0.4
                                                                                   -----------   -----------     -----
                                                                                       255,258       485,145       0.6
                ------------------------------------------------------------------------------------------------------
                COSMETICS                   4,070   Pacific Corporation..........       78,531        98,454       0.1
                ------------------------------------------------------------------------------------------------------
                ELECTRONIC                 18,793   Samsung Display Devices Co.,
                COMPONENT                             Ltd. ......................      678,868     1,022,859       1.2
                ------------------------------------------------------------------------------------------------------
                ELECTRONIC                 27,499   Samsung Electronics..........    1,238,678     3,017,169       3.6
                INSTRUMENTS
                ------------------------------------------------------------------------------------------------------
                FINANCIAL                  28,570   Kookmin Bank.................      270,963       580,039       0.7
                SERVICES--
                COMMERCIAL
                ------------------------------------------------------------------------------------------------------
                RETAIL STORES               9,170   +Keumkang Development Ind.
                                                      Company....................       83,564       121,606       0.1
                ------------------------------------------------------------------------------------------------------
                STEEL                      12,806   Pohang Iron & Steel Company,
                                                      Ltd.(ADR)(a)...............      201,609       430,602       0.5
                ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

   PACIFIC
  BASIN/ASIA                           SHARES                                                       VALUE      PERCENT OF
 (CONCLUDED)         INDUSTRY           HELD                 INVESTMENTS              COST        (NOTE 1a)    NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA     TELECOMMUNICATIONS         43,038   +Korea Telecom Corporation
(CONCLUDED)                                           (ADR)(a)...................  $ 1,189,824   $ 1,721,520       2.0%
                ------------------------------------------------------------------------------------------------------
                UTILITIES--                61,790   Korea Electric Power
                ELECTRICAL & GAS                      Corporation................    1,589,460     2,567,688       3.1
                                          112,391   Korea Electric Power
                                                      Corporation (ADR)(a).......    1,513,632     2,304,015       2.7
                                                                                   -----------   -----------     -----
                                                                                     3,103,092     4,871,703       5.8
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN SOUTH
                                                    KOREA                            7,737,919    13,352,345      15.8
-------------------------------------------------------------------------------------------------------------------------
TAIWAN          BANKING                 1,255,800   +E. Sun Commercial Bank......      862,741       700,043       0.8
                ------------------------------------------------------------------------------------------------------
                BUILDING PRODUCTS         215,000   Asia Cement Corporation......      186,566       193,094       0.2
                ------------------------------------------------------------------------------------------------------
                CEMENT                    233,000   Taiwan Cement Corporation....      200,684       180,396       0.2
                ------------------------------------------------------------------------------------------------------
                ELECTRONIC                174,600   +Mosel Vitelic, Inc. ........      181,768       122,744       0.2
                COMPONENT
                ------------------------------------------------------------------------------------------------------
                HEALTH INSURANCE          180,000   Cathay Life Insurance Co.,
                                                      Ltd. ......................      617,333       646,640       0.8
                ------------------------------------------------------------------------------------------------------
                PLASTICS                  527,209   +Formosa Plastic
                                                      Corporation................      926,394     1,110,257       1.3
                ------------------------------------------------------------------------------------------------------
                SECURITIES                513,000   +Grand Cathay Securities
                                                      Corporation................      411,005       405,125       0.5
                ------------------------------------------------------------------------------------------------------
                SEMICONDUCTORS            477,240   +Taiwan Semiconductor
                                                      Manufacturing Company......      865,857     1,825,306       2.2
                ------------------------------------------------------------------------------------------------------
                STEEL                     779,100   China Steel Corporation......      489,754       588,728       0.7
                ------------------------------------------------------------------------------------------------------
                TRANSPORT SERVICES        238,964   +Yang Ming Marine Transport
                                                      Corp. .....................      177,089       155,412       0.2
                ------------------------------------------------------------------------------------------------------
                VENTURE CAPITAL           149,000   +China Development Industrial
                                                      Bank Inc. .................      295,234       371,462       0.4
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN TAIWAN      5,214,425     6,299,207       7.5
-------------------------------------------------------------------------------------------------------------------------
THAILAND        BANKING                   219,000   +Bangkok Bank Public Company
                                                      Limited 'Foreign'..........      494,714       820,136       0.9
                                          457,000   Siam Commercial Bank Public
                                                      Company Limited
                                                      (Warrants)(e)..............            0       294,539       0.4
                                          376,900   +Thai Farmers Bank Public
                                                      Company Limited 'Foreign'..    1,093,899     1,165,986       1.4
                                                                                   -----------   -----------     -----
                                                                                     1,588,613     2,280,661       2.7
                ------------------------------------------------------------------------------------------------------
                BUILDING MATERIALS          9,126   +The Siam Cement Public
                                                      Company Limited............      228,596       277,371       0.3
                ------------------------------------------------------------------------------------------------------
                TELEVISION                142,140   BEC World Public Company
                                                      Limited 'Foreign'..........      812,927       887,170       1.1
                ------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN THAILAND    2,630,136     3,445,202       4.1
-------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN THE
                                                    PACIFIC BASIN/ASIA              29,180,665    39,259,527      46.4
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONCLUDED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

  SHORT-TERM                            FACE                                                        VALUE      PERCENT OF
  SECURITIES                           AMOUNT                   ISSUE                 COST        (NOTE 1a)    NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY OBLIGATIONS*   US$ 4,844,000   Federal Home Loan Banks,
                                                      4.60% due 7/01/1999........  $ 4,843,381   $ 4,843,381       5.7%
-------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS IN
                                                    SHORT-TERM SECURITIES            4,843,381     4,843,381       5.7
-------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENTS............  $69,738,430    82,931,338      98.1
                                                                                   ===========
                                                    UNREALIZED DEPRECIATION ON
                                                      FORWARD FOREIGN EXCHANGE
                                                      CONTRACTS**................                   (156,278)     (0.2)
                                                    OTHER ASSETS LESS
                                                      LIABILITIES................                  1,753,363       2.1
                                                                                                 -----------     -----
                                                    NET ASSETS...................                $84,528,423     100.0%
                                                                                                 ===========     =====
-------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

++ Effective February 16, 1999, the Company's Board of Directors adopted a change in valuation for Malaysian securities. The Company will utilize a Malaysian exchange rate of 3.80 and record an estimated exit tax on the value of any investments made before February 15, 1999, based upon its value as of August 31, 1998, in the amount of 30% through March 31, 1999, 20% from April 1, 1999 through May 31, 1999 and 10% from June 1, 1999 through August 31, 1999. These changes are due to the capital controls implemented by the Malaysian government, which froze the Malaysian ringgit at 3.80 until September 1, 1999 and initiated a tax at various rates, as described above, on any funds repatriated from Malaysia.

(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(d) Received through a bonus issue from Companhia Vale do Rio Doce. As of June 30, 1999, the bonds have not commenced trading and the coupon rate has not been determined.

(e) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

* US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

** Forward foreign exchange contracts as of June 30, 1999 were as follows:

-----------------------------------------------------
                                          UNREALIZED
                                         DEPRECIATION
FOREIGN CURRENCY SOLD  EXPIRATION DATE    (NOTE 1b)
-----------------------------------------------------
KRW 6,000,000            April 2000       $(156,278)
-----------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON FORWARD FOREIGN
EXCHANGE CONTRACTS--NET
(US$
COMMITMENT--$5,000,000)                   $(156,278)
                                          =========
-----------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$69,738,430) (Note
  1a).......................................................             $ 82,931,338
Cash........................................................                   37,025
Foreign cash (Note 1c)......................................                1,155,141
Receivables:
  Securities sold...........................................  $810,754
  Capital shares sold.......................................   474,427
  Dividends.................................................   337,794      1,622,975
                                                              --------
Prepaid expenses and other assets...........................                   23,428
                                                                         ------------
Total assets................................................               85,769,907
                                                                         ------------
-------------------------------------------------------------------------------------
LIABILITIES:
Unrealized depreciation on forward foreign exchange
  contracts (Note 1b).......................................                  156,278
Payables:
  Securities purchased......................................   661,398
  Investment adviser (Note 2)...............................    71,810
  Capital shares redeemed...................................    12,254
  Distributor...............................................        46        745,508
                                                              --------
Accrued expenses and other liabilities......................                  339,698
                                                                         ------------
Total liabilities...........................................                1,241,484
                                                                         ------------
-------------------------------------------------------------------------------------
NET ASSETS..................................................             $ 84,528,423
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares Common Stock, $0.10 par value, 100,000,000
  shares authorized.........................................             $    983,750
Class B Shares Common Stock, $0.10 par value, 100,000,000
  shares authorized.........................................                    4,632
Paid-in capital in excess of par............................              120,758,407
Undistributed investment income--net........................                  950,354
Accumulated realized capital losses on investments and
  foreign currency transactions--net (Note 5)...............              (51,010,906)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................               12,842,186
                                                                         ------------
NET ASSETS..................................................             $ 84,528,423
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $84,132,574 and 9,837,499
  shares outstanding........................................             $       8.55
                                                                         ============
Class B--Based on net assets of $395,849 and 46,324 shares
  outstanding...............................................             $       8.55
                                                                         ============
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $57,833 withholding tax on foreign
  dividends)................................................                $   841,411
Interest and discount earned................................                    625,656
                                                                            -----------
Total income................................................                  1,467,067
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $   340,728
Custodian fees..............................................      110,477
Commissions.................................................       35,178
Accounting services (Note 2)................................        5,687
Professional fees...........................................        5,036
Printing and shareholder reports............................        4,791
Pricing services............................................        4,581
Transfer agent fees (Note 2)................................        2,203
Directors' fees and expenses................................        1,130
Distribution fees--Class B (Note 2).........................          206
                                                              -----------
Total expenses before reimbursement.........................      510,017
Reimbursement of expenses (Note 2)..........................      (83,901)
                                                              -----------
Total expenses after reimbursement..........................                    426,116
                                                                            -----------
Investment income--net......................................                  1,040,951
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized loss from:
  Investments--net..........................................   (2,596,607)
  Foreign currency transactions--net........................     (492,805)   (3,089,412)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   23,924,449
  Foreign currency transactions--net........................     (347,646)   23,576,803
                                                              -----------   -----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                 20,487,391
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $21,528,342
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                              JUNE 30, 1999    DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................     $ 1,040,951       $  2,591,669
Realized loss on investments and foreign currency
  transactions--net.........................................      (3,089,412)       (43,748,177)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........      23,576,803         (1,681,821)
                                                                 -----------       ------------
Net increase (decrease) in net assets resulting from
  operations................................................      21,528,342        (42,838,329)
                                                                 -----------       ------------
--------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1f):
Investment income--net:
  Class A...................................................      (1,501,826)        (1,752,375)
  Class B...................................................          (5,427)              (388)
                                                                 -----------       ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................      (1,507,253)        (1,752,763)
                                                                 -----------       ------------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net decrease in net assets derived from capital share
  transactions..............................................         (45,313)       (32,339,010)
                                                                 -----------       ------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................      19,975,776        (76,930,102)
Beginning of period.........................................      64,552,647        141,482,749
                                                                 -----------       ------------
End of period*..............................................     $84,528,423       $ 64,552,647
                                                                 ===========       ============
--------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................     $   950,354       $  1,416,656
                                                                 ===========       ============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                       CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE            -----------------------------------------------------------
FINANCIAL STATEMENTS.
                                                          FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
                                                          MONTHS ENDED    ------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                  JUNE 30, 1999+    1998+        1997       1996       1995
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................     $  6.43       $   9.22    $  10.05    $  9.32    $  9.51
                                                            -------       --------    --------    -------    -------
Investment income--net.................................         .11            .18         .11        .20        .20
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net...................        2.16          (2.86)       (.75)       .76       (.30)
                                                            -------       --------    --------    -------    -------
Total from investment operations.......................        2.27          (2.68)       (.64)       .96       (.10)
                                                            -------       --------    --------    -------    -------
Less dividends from investment income--net.............        (.15)          (.11)       (.19)      (.23)      (.09)
                                                            -------       --------    --------    -------    -------
Net asset value, end of period.........................     $  8.55       $   6.43    $   9.22    $ 10.05    $  9.32
                                                            =======       ========    ========    =======    =======
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................      36.08%++      (29.39%)     (6.53%)    10.59%     (1.08%)
                                                            =======       ========    ========    =======    =======
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.........................       1.25%*         1.25%       1.25%      1.25%      1.25%
                                                            =======       ========    ========    =======    =======
Expenses...............................................       1.50%*         1.42%       1.42%      1.31%      1.36%
                                                            =======       ========    ========    =======    =======
Investment income--net.................................       3.06%*         2.30%       1.15%      2.42%      2.73%
                                                            =======       ========    ========    =======    =======
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............     $84,132       $ 64,312    $141,451    $95,599    $55,209
                                                            =======       ========    ========    =======    =======
Portfolio turnover.....................................      65.20%        121.06%      93.62%     87.33%     62.53%
                                                            =======       ========    ========    =======    =======
--------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                   CLASS B
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE              ----------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE               FOR THE SIX            FOR THE           FOR THE PERIOD
FINANCIAL STATEMENTS.                                      MONTHS ENDED          YEAR ENDED          NOV. 3, 1997+
INCREASE (DECREASE) IN NET ASSET VALUE:                   JUNE 30, 1999++    DECEMBER 31, 1998++    TO DEC. 31, 1997
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................      $  6.42             $   9.22              $  9.30
                                                              -------             --------              -------
Investment income--net..................................          .10                  .17                  .01
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net....................         2.17                (2.86)                (.09)
                                                              -------             --------              -------
Total from investment operations........................         2.27                (2.69)                (.08)
                                                              -------             --------              -------
Less dividends from investment income--net..............         (.14)                (.11)                  --
                                                              -------             --------              -------
Net asset value, end of period..........................      $  8.55             $   6.42              $  9.22
                                                              =======             ========              =======
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......................       36.18%++            (29.51%)               (.86%)++
                                                              =======             ========              =======
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..........................        1.40%*               1.40%                1.39%*
                                                              =======             ========              =======
Expenses................................................        1.65%*               1.72%                1.58%*
                                                              =======             ========              =======
Investment income--net..................................        2.86%*               2.37%                1.16%*
                                                              =======             ========              =======
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................      $   396             $    241              $    32
                                                              =======             ========              =======
Portfolio turnover......................................       65.20%              121.06%               93.62%
                                                              =======             ========              =======
--------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment return excludes insurance-related fees and expenses.

+ Commencement of operations.

++ Based on average shares outstanding.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Developing Capital Markets Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Funds' records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded

--------------------------------------------------------------------------------

by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Trans-actions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 1.00% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of 0.15% of the average daily value of the Fund's Class B net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA. For the six months ended June 30, 1999, MLAM earned fees of $340,728, of which $83,901 was voluntarily waived.

  For the six months ended June 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $41,821 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

--------------------------------------------------------------------------------

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $41,502,278 and $42,205,130, respectively.
  Net realized losses for the six months ended June 30, 1999 and net unrealized gains (losses) as of June 30, 1999 were as follows:

-------------------------------------------------------------------
                                       Realized        Unrealized
                                        Losses       Gains (Losses)
-------------------------------------------------------------------
Long-term investments...............  $(2,375,384)    $13,192,908
Short-term Investments..............     (221,223)             --
Foreign currency transactions.......     (492,805)       (194,444)
Forward foreign exchange contracts..           --        (156,278)
                                      -----------     -----------
Total...............................  $(3,089,412)    $12,842,186
                                      ===========     ===========
-------------------------------------------------------------------

  At June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $13,192,908, of which $16,499,133 related to appreciated securities and $3,306,225 related to depreciated securities. At June 30, 1999, the aggregate cost of investments for Federal income tax purposes was $69,738,430.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $45,313 and $32,339,010 for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

  Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
             June 30, 1999                 Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    1,707,554    $ 13,077,464
Shares redeemed.......................   (1,878,292)    (13,194,689)
                                         ----------    ------------
Net decrease..........................     (170,738)   $   (117,225)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
  Class A Shares for the Year Ended                     Dollar
          December 31, 1998              Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,743,089    $ 14,442,991
Shares issued to shareholders in
 reinvestment of dividends...........     192,358       1,752,375
                                       ----------    ------------
Total issued.........................   1,935,447      16,195,366
Shares redeemed......................  (7,267,433)    (48,795,775)
                                       ----------    ------------
Net decrease.........................  (5,331,986)   $(32,600,409)
                                       ==========    ============
-----------------------------------------------------------------

-------------------------------------------------------------------
Class B Shares for the Six Months Ended                   Dollar
             June 30, 1999                 Shares         Amount
-------------------------------------------------------------------
Shares sold...........................       10,116    $     83,049
Shares redeemed.......................       (1,351)        (11,137)
                                         ----------    ------------
Net increase..........................        8,765    $     71,912
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
  Class B Shares for the Year Ended                     Dollar
          December 31, 1998              Shares         Amount
-----------------------------------------------------------------
Shares sold..........................      38,950    $    290,926
Shares issued to shareholders in
 reinvestment of dividends...........          43             388
                                       ----------    ------------
Total issued.........................      38,993         291,314
Shares redeemed......................      (4,882)        (29,915)
                                       ----------    ------------
Net increase.........................      34,111    $    261,399
                                       ==========    ============
-----------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1998, the Fund had a net capital loss carryforward of approximately $41,479,000, of which $2,024,000 expires in 2003, $90,000 expires in 2004 and $39,365,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

6. COMMITMENTS:

At June 30, 1999, the Fund had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it agreed to purchase and sell various foreign currencies with approximate values of $235,000 and $1,367,000, respectively.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
JUNE 30, 1999--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

For the six-month period ended June 30, 1999, Domestic Money Market Fund's net annualized yield for Class A Shares was 4.52%. The Fund's 7-day yield as of June 30, 1999 was 4.51%. The average portfolio maturity was 73 days at June 30, 1999, compared to 69 days at December 31, 1998.

THE ENVIRONMENT

There were some conflicting signals regarding the future direction of the US economy during the six months ended June 30, 1999. However, on balance the economic outlook continued to be positive. The US economic expansion is ongoing, especially in the consumer sector. Economic growth is not occurring at inflationary rates, although the Organization of Petroleum Exporting Countries
(OPEC) successfully engineered a near-term increase in the price of crude oil. Against this backdrop, the US Federal Reserve Board raised the Federal Funds rate 0.25% at its June 30, 1999 meeting. Outside of the United States, signs of growth are less apparent in other major industrial economies. European equity markets have entered a period of consolidation, and investors are looking for evidence of an economic pickup. Meanwhile, Japan reported its first quarter of positive economic growth in more than a year. Some other emerging economies (most notably South Korea and Mexico) are also showing some signs of improvement, although concerns remain for others (such as Brazil and Argentina).

  In the US capital markets, long-term interest rates rose during the June quarter. While the spread between yields on Treasury securities and corporate issues of similar maturities has narrowed somewhat, it remains wide by historic standards. Although the US stock market exhibited greater price volatility, its advances broadened beyond relatively few growth stocks to the previously languishing cyclical sectors.

  We continue to concentrate Fund investments in one-month commercial paper, 10-month--12-month medium-term notes and floating rate money market instruments. We believe that this barbell strategy, coupled with one third of the Fund's assets in floating rate paper, is appropriate at this time. This strategy was employed as we consider the possibility of an additional Federal Reserve Board tightening in the near term but with what we believe to be a low probability of significant intervention as the year 2000 approaches.

  Longer term, we believe that current yields have sufficiently discounted negative news. In the near term, we will continue to evaluate economic data as it becomes available, and we are prepared to shift our strategy, if necessary.

  The Fund's composition at the end of June and as of our last report is detailed below:

----------------------------------------------------------------
                  Issue                     6/30/99     12/31/98
----------------------------------------------------------------
Bank Notes................................    11.7%       14.7%
Certificates of Deposit...................     1.6          --
Commercial Paper..........................    40.7        39.8
Corporate Notes...........................    31.0        17.7
Funding Agreements........................     3.7         2.8
Master Notes..............................     1.8         2.0
Repurchase Agreements.....................      --         0.6
US Government, Agency & Instrumentality
 Obligations--Discount....................     2.5         7.1
US Government, Agency & Instrumentality
 Obligations--Non-Discount................     9.4        14.9
Other Assets Less Liabilities.............      --         0.4
Liabilities in Excess of Other Assets.....    (2.4)         --
                                             -----       -----
Total.....................................   100.0%      100.0%
                                            ========    ========
----------------------------------------------------------------

IN CONCLUSION

We appreciate your investment in Domestic Money Market Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Jacqueline Rogers
Jacqueline L. Rogers
Vice President and Portfolio Manager

July 28, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

                                 FACE                                                  INTEREST   MATURITY      VALUE
                                AMOUNT                        ISSUE                     RATE*       DATE      (Note 1a)
-------------------------------------------------------------------------------------------------------------------------
BANK NOTES--11.7%             $   600,000      First USA Bank, NA..................     6.50 %    12/23/99   $    601,603
                                4,750,000      First USA Bank, NA+.................     5.35       1/21/00      4,760,482
                                4,500,000      First Union National Bank+..........     4.78       8/20/99      4,498,997
                                1,700,000      First Union National Bank+..........     5.15       8/30/99      1,700,000
                                4,000,000      First Union National Bank+..........     5.15       9/01/99      4,000,000
                                1,000,000      First Union National Bank+..........     5.30       3/01/00        993,614
                               10,000,000      Harris Trust & Savings+.............     4.91       4/06/00      9,996,985
                                2,000,000      LaSalle National Bank...............     5.11       4/24/00      1,978,292
                                9,000,000      NationsBank NA+.....................     4.83       8/24/99      8,999,480
                                4,000,000      NationsBank NA+.....................     4.92       3/16/00      3,999,168
                                5,000,000      NationsBank NA+.....................     4.91       4/05/00      4,998,499
                                6,200,000      PNC Bank NA+........................     5.01      11/03/99      6,197,812
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL BANK NOTES (COST--$52,756,348)                            52,724,932
-------------------------------------------------------------------------------------------------------------------------
CERTIFICATE OF                  7,000,000      Fleet National Bank.................     4.90       4/17/00      6,997,354
DEPOSIT--1.6%
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CERTIFICATE OF DEPOSIT (COST--$6,997,355)                  6,997,354
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--40.7%         4,500,000      Apreco, Inc. .......................     4.90       7/28/99      4,483,463
                               10,000,000      Clipper Receivables Corp. ..........     5.90       7/01/99     10,000,000
                                4,000,000      Concord Minutemen Capital Co. LLC...     4.83       9/20/99      3,951,548
                                2,800,000      Corporate Asset Funding Co.,
                                                 Inc. .............................     5.05       7/19/99      2,792,930
                                  350,000      Corporate Asset Funding Co.,
                                                 Inc. .............................     5.07       8/18/99        347,634
                                9,321,000      Countrywide Home Loans, Inc. .......     5.05       7/07/99      9,313,155
                                4,745,000      Countrywide Home Loans, Inc. .......     4.93       7/08/99      4,740,451
                                4,019,000      Edison Asset Securitization, LLC....     5.85       7/01/99      4,019,000
                                2,000,000      Eureka Securitization Inc. .........     4.97       7/07/99      1,998,343
                                  550,000      Eureka Securitization Inc. .........     5.07       7/09/99        549,380
                                5,000,000      Eureka Securitization Inc. .........     5.06       8/27/99      4,959,768
                                1,750,000      Falcon Asset Securitization
                                                 Corp. ............................     4.92       7/02/99      1,749,761
                                3,000,000      Finova Capital Corp. ...............     4.98       8/20/99      2,979,234
                                1,000,000      Finova Capital Corp. ...............     4.89       8/27/99        991,954
                                1,550,000      Finova Capital Corp. ...............     5.15       9/13/99      1,532,900
                                  500,000      Finova Capital Corp. ...............     4.87       9/24/99        493,633
                                1,400,000      Finova Capital Corp. ...............     4.90      10/07/99      1,379,375
                                7,450,000      Finova Capital Corp. ...............     4.88      10/15/99      7,331,195
                                5,000,000      Grand Funding Corp. ................     4.82       7/06/99      4,996,653
                                5,000,000      Grand Funding Corp. ................     4.82       7/08/99      4,995,314
                                5,000,000      Grand Funding Corp. ................     4.83       7/09/99      4,994,633
                                3,771,000      Grand Funding Corp. ................     4.88       7/09/99      3,766,911
                                2,000,000      Grand Funding Corp. ................     5.00       7/21/99      1,994,444
                                1,850,000      International Lease Finance
                                                 Corporation.......................     5.05       7/19/99      1,845,329
                                  655,000      International Securitization
                                                 Corp. ............................     4.95       7/01/99        655,000
                                5,390,000      International Securitization
                                                 Corp. ............................     5.05       7/12/99      5,381,683
                                3,532,000      International Securitization
                                                 Corp. ............................     5.05       7/15/99      3,525,063
                                1,112,000      International Securitization
                                                 Corp. ............................     5.07       7/16/99      1,109,651
                                2,745,000      International Securitization
                                                 Corp. ............................     5.05       7/21/99      2,737,299
                                1,973,000      International Securitization
                                                 Corp. ............................     5.35       8/02/99      1,963,617
                               10,000,000      Lehman Brothers Holdings Inc. ......     4.97       7/07/99      9,991,717
                                1,000,000      Lehman Brothers Holdings Inc. ......     4.98       7/23/99        996,957
                                1,320,000      Lehman Brothers Holdings Inc. ......     5.08       9/08/99      1,306,450
                                  730,000      Lexington Parker Capital Company,
                                                 LLC...............................     4.82      10/07/99        719,245
                                4,186,000      Lexington Parker Capital Company,
                                                 LLC...............................     4.84      10/07/99      4,124,332
                                7,500,000      Park Avenue Receivables Corp. ......     4.93       7/01/99      7,500,000
                                3,500,000      Park Avenue Receivables Corp. ......     4.97       7/02/99      3,499,517
                               10,000,000      Park Avenue Receivables Corp. ......     5.06       7/08/99      9,990,161
                                  975,000      Park Avenue Receivables Corp. ......     5.05       7/15/99        973,085

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                                 FACE                                                  INTEREST   MATURITY      VALUE
                                AMOUNT                        ISSUE                     RATE*       DATE      (Note 1a)
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER              $ 4,790,000      Preferred Receivables Funding
(CONCLUDED)                                      Corp. ............................     4.82 %     7/06/99   $  4,786,793
                                5,000,000      Thames Asset Global
                                                 Securitization....................     4.83       7/06/99      4,996,646
                                3,027,000      Thames Asset Global
                                                 Securitization....................     4.83       7/07/99      3,024,563
                                2,800,000      Thames Asset Global
                                                 Securitization....................     5.05       7/19/99      2,792,930
                                7,132,000      Thames Asset Global
                                                 Securitization....................     4.92       8/11/99      7,092,282
                                4,500,000      Thames Asset Global
                                                 Securitization....................     4.90       8/20/99      4,468,851
                               14,000,000      Toys 'R' Us, Inc. ..................     5.05       7/06/99     13,990,180
                                  714,000      Variable Funding Capital Corp. .....     5.00       7/20/99        712,116
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMERCIAL PAPER (COST--$182,574,520)                    182,545,146
-------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--31.0%          4,000,000      Asset-Backed Securities Investment
                                                 Trust 1997-F(ABSIT)+++............     4.948      9/15/99      4,000,000
                                  500,000      Associates Corporation of North
                                                 America...........................     7.35       7/06/99        500,160
                                2,000,000      Associates Corporation of North
                                                 America...........................     6.625      7/15/99      2,001,052
                                1,498,000      Associates Corporation of North
                                                 America...........................     6.75      10/15/99      1,502,114
                                1,150,000      Associates Corporation of North
                                                 America...........................     6.00       6/15/00      1,149,983
                                  850,000      Associates Corporation of North
                                                 America...........................     6.375      6/15/00        853,709
                                5,000,000      Avco Financial Services Inc. .......     7.25       7/15/99      5,003,692
                                3,500,000      BankAmerica Corporation.............     5.04      10/15/99      3,501,236
                                3,850,000      Bear Stearns Companies, Inc. .......     5.124      1/20/00      3,850,239
                                3,030,000      Beneficial Corp. ...................     8.375     12/29/99      3,066,793
                                5,400,000      CIT Group Holdings, Inc. (The)......     6.10       8/09/99      5,402,997
                                5,000,000      CIT Group Holdings, Inc. (The)......     6.70       5/02/00      5,025,085
                                2,000,000      CIT Group Holdings, Inc. (The)......     4.905      5/30/00      1,999,016
                                5,500,000      Caterpillar Inc. ...................     5.03       1/20/00      5,499,747
                                1,305,000      Chase Manhattan Corp. ..............     7.75      11/01/99      1,312,260
                                3,000,000      Citicorp............................     5.248     11/23/99      3,002,223
                                2,000,000      E.I. du Pont de Nemours and
                                                 Company...........................     5.079      4/03/00      1,986,434
                                3,000,000      First Data Corporation..............     6.44       8/09/99      3,002,760
                                6,850,000      Ford Motor Credit Company...........     8.375      1/15/00      6,938,845
                                3,500,000      Ford Motor Credit Company...........     7.60       3/29/00      3,540,586
                                3,000,000      Ford Motor Credit Company...........     6.375      4/15/00      3,008,949
                                1,000,000      Ford Motor Credit Company...........     4.95       5/05/00      1,000,000
                                2,000,000      General Electric Capital Corp. .....     5.069      9/03/99      1,999,364
                                  750,000      General Electric Capital Corp. .....     4.945      5/03/00        749,721
                                  900,000      General Electric Capital Corp. .....     4.95       5/12/00        899,492
                                1,000,000      General Motors Acceptance Corp. ....     5.75       1/05/00        999,508
                                2,000,000      General Motors Acceptance Corp. ....     4.975      2/03/00      2,000,270
                                2,000,000      General Motors Acceptance Corp. ....     8.125      2/23/00      2,026,900
                                2,000,000      General Motors Acceptance Corp. ....     7.00       3/01/00      2,011,894
                                1,000,000      General Motors Acceptance Corp. ....     7.625      3/17/00      1,011,166
                                  750,000      General Motors Acceptance Corp. ....     9.375      4/01/00        767,147
                                1,000,000      General Motors Acceptance Corp. ....     6.65       5/24/00      1,005,146
                                1,460,000      General Motors Acceptance Corp. ....     6.875      6/07/00      1,470,494
                                2,000,000      General Motors Acceptance Corp. ....     6.875      7/17/00      2,019,960
                                3,850,000      General Motors Acceptance Corp. ....     4.96       7/20/00      3,844,510
                                1,400,000      General Motors Acceptance Corp.+....     5.201     12/01/00      1,399,329
                                  900,000      General Motors Acceptance Corp.+....     5.077      2/27/01        900,848
                                  700,000      Goldman Sachs Group, L.P. ..........     5.00       7/12/00        700,000
                                1,000,000      Household Finance Corp.+............     4.95       9/13/99        999,733
                                4,000,000      Household Finance Corp. ............     6.75       6/01/00      4,022,600
                                2,000,000      IBM Credit Corp. ...................     5.61       7/30/99      2,000,737
                                7,000,000      Liberty Lighthouse US Capital Co.
                                                 LLC+..............................     4.98      10/08/99      6,999,006
                                4,000,000      National Rural Utilities Cooperative
                                                 Finance Corp.+....................     4.969      9/21/99      3,999,468
                                5,000,000      PepsiCo, Inc.+......................     4.838      8/19/99      4,999,328

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                                 FACE                                                  INTEREST   MATURITY      VALUE
                                AMOUNT                        ISSUE                     RATE*       DATE      (Note 1a)
-------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES               $   800,000      PepsiCo, Inc. ......................     5.875%     6/01/00   $    798,510
(CONCLUDED)
                               10,000,000      Sara Lee Corporation................     6.70       9/09/99     10,016,620
                                3,000,000      Wells Fargo & Co. ..................     5.31       3/31/00      2,987,010
                                3,500,000      Wells Fargo & Co. ..................     7.125      4/01/00      3,531,070
                                2,000,000      Wells Fargo & Co. ..................     5.225      4/10/00      1,989,598
                                  900,000      Xerox Capital (Europe) Plc+.........     4.92       8/20/99        899,766
                                2,500,000      Xerox Credit Corp. .................     4.87       4/06/00      2,498,500
                                2,500,000      Xerox Credit Corp. .................     5.70       7/26/00      2,494,590
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE NOTES (COST--$139,438,784)                     139,190,165
-------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--3.7%        5,000,000      Allstate Life Insurance Co.+........     5.074      7/03/00      5,000,000
                                5,000,000      Jackson National Life Insurance
                                                 Co.+..............................     4.95       5/01/00      5,000,000
                                5,000,000      Metropolitan Life Insurance
                                                 Company+..........................     4.98       5/01/00      5,000,000
                                1,500,000      Security Life of Denver+............     5.141      3/23/00      1,500,000
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FUNDING AGREEMENTS (COST--$16,500,000)                    16,500,000
-------------------------------------------------------------------------------------------------------------------------
MASTER NOTES--1.8%              8,000,000      Goldman Sachs Group, L.P.+..........     4.93      10/15/99      8,000,000
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MASTER NOTES (COST--$8,000,000)                            8,000,000
-------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &
INSTRUMENTALITY
OBLIGATIONS--
DISCOUNT--2.5%

                                4,000,000      Federal National Mortgage
                                                 Association.......................     4.59       7/08/99      3,996,329
                                2,000,000      Federal National Mortgage
                                                 Association.......................     4.54       9/09/99      1,981,060
                                4,800,000      US Treasury Bills...................     3.80      10/14/99      4,735,037
                                  375,000      US Treasury Bills...................     3.81      10/14/99        369,925
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                               OBLIGATIONS--DISCOUNT (COST--$11,096,407)                       11,082,351
-------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &
INSTRUMENTALITY
OBLIGATIONS--
NON-DISCOUNT--9.4%

                               11,400,000      Federal Home Loan Banks+............     5.419      9/02/99     11,399,016
                                3,000,000      Federal Home Loan Banks.............     4.95       2/22/00      2,989,686
                                1,300,000      Federal Home Loan Mortgage
                                                 Corporation.......................     5.18      11/24/00      1,289,603
                                2,000,000      Federal Home Loan Mortgage
                                                 Corporation.......................     5.25       1/19/01      1,983,324
                                4,000,000      Federal National Mortgage
                                                 Association+......................     5.294      7/30/99      3,999,736
                                5,000,000      Federal National Mortgage
                                                 Association+......................     5.354      8/19/99      4,999,507
                                2,300,000      Federal National Mortgage
                                                 Association+......................     5.389     10/27/99      2,299,650
                                1,000,000      Federal National Mortgage
                                                 Association.......................     5.07      12/14/00        989,538
                                1,425,000      Federal National Mortgage
                                                 Association.......................     5.21       1/26/01      1,411,256
                                1,900,000      Student Loan Marketing
                                                 Association.......................     4.50       8/02/99      1,898,881
                                4,000,000      Student Loan Marketing
                                                 Association+......................     5.334      2/04/00      3,999,427
                                  600,000      US Treasury Notes...................     4.50       9/30/00        593,062
                                  600,000      US Treasury Notes...................     4.625     11/30/00        593,250
                                2,000,000      US Treasury Notes...................     4.625     12/31/00      1,975,624
                                1,900,000      US Treasury Notes...................     4.50       1/31/01      1,871,500
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                               OBLIGATIONS--NON-DISCOUNT (COST--$42,422,930)                   42,293,060
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE                                                                           VALUE
                                AMOUNT                        ISSUE                                           (Note 1a)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE                    $   154,000      Lehman Brothers Inc., purchased on
AGREEMENTS**--0.0%                               6/30/1999 to yield 4.90% to
                                                 7/01/1999.........................                          $    154,000
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL REPURCHASE AGREEMENTS
                                               (COST--$154,000)                                                   154,000
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                                 (COST--$459,940,344)--102.4%......                           459,487,008
                                               LIABILITIES IN EXCESS OF OTHER
                                                 ASSETS--(2.4%)....................                           (10,785,599)
                                                                                                             ------------
                                               NET ASSETS--100.0%..................                          $448,701,409
                                                                                                             ============
-------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at June 30, 1999.

** Repurchase Agreements are fully collateralized by US Government Agency Obligations.

+ Variable Rate Notes.

++ Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$459,940,344*) (Note
  1a).......................................................                $459,487,008
Cash........................................................                         627
Receivables:
  Interest..................................................  $ 2,982,814
  Capital shares sold.......................................      127,311      3,110,125
                                                              -----------
Prepaid expenses and other assets...........................                      31,718
                                                                            ------------
Total assets................................................                 462,629,478
                                                                            ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   10,685,593
  Capital shares redeemed...................................    2,999,638
  Investment adviser (Note 2)...............................      181,722
  Dividends to shareholders (Note 1e).......................          967     13,867,920
                                                              -----------
Accrued expenses and other liabilities......................                      60,149
                                                                            ------------
Total liabilities...........................................                  13,928,069
                                                                            ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................                $448,701,409
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value,
  1,300,000,000 shares authorized+..........................                $ 44,915,475
Paid-in capital in excess of par............................                 404,239,270
Unrealized depreciation on investments--net.................                    (453,336)
                                                                            ------------
NET ASSETS..................................................                $448,701,409
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $448,701,409 and 449,154,746
  shares outstanding........................................                $       1.00
                                                                            ============
----------------------------------------------------------------------------------------

* Cost for Federal income tax purposes. As of June 30, 1999, net unrealized depreciation for Federal income tax purposes amounted to $453,336, of which $3,779 related to appreciated securities and $457,115 related to depreciated securities.

+ The Fund is also authorized to issue 1,300,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1d):
Interest and discount earned................................               $10,507,688
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $1,037,661
Accounting services (Note 2)................................      42,108
Professional fees...........................................      16,582
Printing and shareholder reports............................      15,012
Custodian fees..............................................      12,905
Directors' fees and expenses................................       4,097
Transfer agent fees (Note 2)................................       2,241
Registration fees...........................................         952
Pricing services............................................         141
Other.......................................................       1,552
                                                              ----------
Total expenses..............................................                 1,133,251
                                                                           -----------
Investment income--net......................................                 9,374,437
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTE
  1d):
Realized gain on investments--net...........................                    16,939
Change in unrealized depreciation on investments--net.......                  (443,462)
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $ 8,947,914
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                              JUNE 30, 1999    DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  9,374,437       $  17,729,772
Realized gain on investments--net...........................          16,939              47,278
Change in unrealized appreciation/depreciation on
  investments--net..........................................        (443,462)            (19,258)
                                                                -------------      -------------
Net increase in net assets resulting from operations........       8,947,914          17,757,792
                                                                -------------      -------------
--------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1e):
Investment income--net:
  Class A...................................................      (9,374,437)        (17,729,772)
Realized gain on investments--net:
  Class A...................................................         (16,939)            (47,278)
                                                                -------------      -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (9,391,376)        (17,777,050)
                                                                -------------      -------------
--------------------------------------------------------------------------------------------------
CLASS A CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares............................     135,992,564         289,645,200
Net asset value of shares issued to shareholders in
  reinvestment of dividends and distributions (Note 1e).....       9,389,219          17,785,712
                                                                -------------      -------------
                                                                 145,381,783         307,430,912
Cost of shares redeemed.....................................    (104,754,152)       (216,946,151)
                                                                -------------      -------------
Net increase in net assets derived from Class A capital
  share transactions........................................      40,627,631          90,484,761
                                                                -------------      -------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................      40,184,169          90,465,503
Beginning of period.........................................     408,517,240         318,051,737
                                                                -------------      -------------
End of period...............................................    $448,701,409       $ 408,517,240
                                                                =============      =============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                      CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           ------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                         FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
                                                        MONTHS ENDED    --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                 JUNE 30, 1999     1998        1997        1996        1995
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $   1.00      $   1.00    $   1.00    $   1.00    $   1.00
                                                          --------      --------    --------    --------    --------
Investment income--net................................       .0220         .0506       .0511       .0504       .0547
Realized and unrealized gain (loss) on
  investments--net....................................      (.0010)           --+      .0001      (.0005)      .0012
                                                          --------      --------    --------    --------    --------
Total from investment operations......................       .0210         .0506       .0512       .0499       .0559
                                                          --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..............................      (.0220)       (.0508)     (.0511)     (.0504)     (.0547)
  Realized gain on investments--net...................          --+           --+         --+     (.0001)     (.0002)
                                                          --------      --------    --------    --------    --------
Total dividends and distributions.....................      (.0220)       (.0508)     (.0511)     (.0505)     (.0549)
                                                          --------      --------    --------    --------    --------
Net asset value, end of period........................    $   1.00      $   1.00    $   1.00    $   1.00    $   1.00
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       4.56%*        5.20%       5.24%       5.13%       5.64%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .55%*         .56%        .54%        .54%        .55%
                                                          ========      ========    ========    ========    ========
Investment income--net, and realized gain on
  investments--net....................................       4.53%*        5.03%       5.12%       4.97%       5.50%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $448,701      $408,517    $318,052    $274,756    $303,912
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Amount is less than $.0001 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Domestic Money Market Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional Fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.50% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

--------------------------------------------------------------------------------

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
JUNE 30, 1999--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  There were conflicting signals regarding the future direction of the US economy during the six-month period ended June 30, 1999. However, based on concerns that the domestic economy was growing at a pace sufficient to spark inflation, the Federal Reserve Board shifted its neutral bias toward one of tightening. On June 30, 1999, the Federal Reserve Board raised interest rates 25 basis points (0.25%).

  Compared to the United States, Canada's growth was less robust, and inflation showed no signs of accelerating. In fact, Canada's inflation had fallen below the Bank of Canada's target range. As a result of low inflation and a strong currency, the Bank of Canada cut its benchmark bank rate by 25 basis points on March 31 and May 4. Interest rates overall in Canada have risen given their close correlation to US interest rates. During this period, interest rates rose by 57 basis points for the ten-year Canadian sovereign bond as compared to a 113 basis point increase for the ten-year US Government bond.

  In Europe, the convergence of the 11 European countries into the European Monetary Union (EMU) was successfully completed on January 1, but the euro did not fair very well. With a stagnant Germany, political infighting, low interest rates and a war in Kosovo, the euro traded down. Germany's Finance Minister LaFontaine's resignation temporarily inspired the prospects for the euro, but an aggressive cut in interest rates in April and the protracted war in Kosovo sent the euro on a downward slide. Interest rates during the period were mostly down except for the 10-year and 30-year German bonds.

  In non-EMU countries, we continue to see improvement in our UK, Greek, Danish and Norwegian positions. We are overweight in our holdings in these countries relative to the unmanaged J.P. Morgan European Bond Index because we believe these countries are on track for the second wave of convergence into EMU and we believe their bonds are relatively inexpensive. In the United Kingdom, most of the improvement in yield has been in Gilts with maturities of less than two years. This is a direct result of the interest rate cuts by the Bank of England during this period. On the other hand, ten-year Gilts have risen. The Greek bond market appreciated across the maturity spectrum. The drachma has remained somewhat stable relative to the euro. In Denmark, most of the decline has occurred in sovereign debt with maturities of less than five years. Our new position during the six-month period was Norway, the world's second-largest exporter of oil. Norwegian interest rates have fallen, particularly in the under one-year maturities.

  The yen gained strength as 1999 began, then proceeded to trade lower as Finance Minister Miyazawa said he would tolerate a lower yen. In addition there were signs that the Bank of Japan (BOJ) might consider monetizing the debt to lower interest rates. More fiscal stimulus packages are needed, but they could impact the debt structure of Japan and lead to a downgrade of the sovereign debt. This, in turn, could lead to higher interest rates. During the period, ten-year Japanese government bonds experienced significant volatility.

  In April, the International Monetary Fund (IMF) forecast that Japan's GDP would contract in 1999, a view at odds with consensus expectations that the Japanese economy may be bottoming. On June 30, Bank of Japan Governor Hayami disturbed the Japanese government bond market investors by saying that a quick, self-sustaining recovery in private demand cannot be expected soon. Our view is that the Japanese economy may have bottomed, but there are still too many concerns to allow for a smooth recovery. Until we see signs of slow growth and a weak yen improving, we will stay underweight in Japan and long US dollars.

PORTFOLIO MATTERS

The six-month period ended June 30, 1999 was characterized by interest rates worldwide. Therefore, we reduced the overall duration of the Fund. We maintained our short duration in Japan and moved to a neutral position in the United States and dollar-bloc countries relative to the unmanaged J.P. Morgan European Bond Index. We also reduced our duration in EMU countries and increased the duration of non-EMU countries.

IN CONCLUSION

We appreciate your investment in Global Bond Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to

--------------------------------------------------------------------------------

sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President

/s/ Harry Escobar
Harry Escobar
Senior Vice President and Portfolio Manager

July 28, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/99                                                        -0.45%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                                                   +6.15
--------------------------------------------------------------------------------
Inception (7/01/93) through 6/30/99                                        +5.29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   -0.45%          -7.21%
------------------------------------------------------------------------------------------



* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999                      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                           FACE                                                      VALUE      PERCENT OF
     AFRICA           INDUSTRY            AMOUNT         FIXED-INCOME INVESTMENTS      COST        (NOTE 1a)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA     SUPRANATIONAL        Y   315,000,000    African Development Bank,
                                                           6.20% due 6/18/2002....  $ 3,029,061   $ 3,021,938       5.7%
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN
                                                         AFRICA                       3,029,061     3,021,938       5.7
--------------------------------------------------------------------------------------------------------------------------
NORTH
AMERICA
--------------------------------------------------------------------------------------------------------------------------
CANADA           FOREIGN               NZ$  4,200,000    Canada Government Bond,
                 GOVERNMENT                                6.625% due
                 OBLIGATIONS                               10/03/2007.............    2,542,374     2,161,149       4.0
                 ------------------------------------------------------------------------------------------------------
                 SUPRANATIONAL        C$    2,030,000    Inter-American
                                                           Development Bank, 7.25%
                                                           due
                                                           11/03/2003.............    1,432,602     1,431,622       2.7
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN CANADA        3,974,976     3,592,771       6.7
--------------------------------------------------------------------------------------------------------------------------
UNITED STATES    BANKING               US$  4,600,000    Comerica Bank, Detroit,
                                                           7.875% due 9/15/2026...    4,972,858     4,750,972       8.9
                                               50,000    Mellon Capital II, 7.995%
                                                           due 1/15/2027..........       49,192        50,330       0.1
                                                                                    -----------   -----------     -----
                                                                                      5,022,050     4,801,302       9.0
                 ------------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES  DM   4,925,000...   Ford Motor Credit Co.,
                                                           5.25% due 6/16/2008....    2,788,401     2,604,954       4.9
                                      E     1,130,857    KFW International
                                                           Finance, 7.50% due
                                                           1/24/2000..............    1,239,809     1,192,500       2.2
                                                                                    -----------   -----------     -----
                                                                                      4,028,210     3,797,454       7.1
                 ------------------------------------------------------------------------------------------------------
                 GAMING                                  Jazz Casino Co. LLC:
                                       US$    222,348    5.927% due
                                                           11/15/2009++...........      109,307       140,079       0.3
                                               21,000    Contingent Notes due
                                                           11/15/2009+++..........            0             0       0.0
                                                                                    -----------   -----------     -----
                                                                                        109,307       140,079       0.3
                 ------------------------------------------------------------------------------------------------------
                 INDUSTRIAL                 2,500,000    Phelps Dodge Corporation,
                                                           7.125% due
                                                           11/01/2027.............    2,488,000     2,234,425       4.2
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN THE UNITED
                                                         STATES                      11,647,567    10,973,260      20.6
--------------------------------------------------------------------------------------------------------------------------
                                          SHARES
                                           HELD          COMMON STOCKS & WARRANTS
--------------------------------------------------------------------------------------------------------------------------
UNITED STATES    BROADCASTING/CABLE             4,700    American Telecasting Inc.
                                                           (Warrants)***..........       11,222            47       0.0
                 ------------------------------------------------------------------------------------------------------
                 GAMING                         6,089    +JCC Holding Company
                                                           (Class A)..............       24,356        47,190       0.1
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS &
                                                         WARRANTS IN THE UNITED
                                                         STATES                          35,578        47,237       0.1
--------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN
                                                         NORTH AMERICA               15,658,121    14,613,268      27.4
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC                                FACE                                                      VALUE      PERCENT OF
     BASIN            INDUSTRY            AMOUNT         FIXED-INCOME INVESTMENTS      COST        (NOTE 1a)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
JAPAN            FOREIGN              Y   398,000,000    Japan Government Bond
                 GOVERNMENT                                #161, 4.70% due
                 OBLIGATIONS                               9/22/2003..............  $ 3,836,090   $ 3,770,379       7.1%
                 ------------------------------------------------------------------------------------------------------
                 SUPRANATIONAL             65,000,000    Asian Development Bank,
                                                           5.625% due 2/18/2002...      750,697       604,949       1.1
                                           20,000,000    International Bank for
                                                           Reconstruction &
                                                           Development, 4.50% due
                                                           6/20/2000..............      173,986       172,109       0.3
                                                                                    -----------   -----------     -----
                                                                                        924,683       777,058       1.4
--------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN THE
                                                         PACIFIC BASIN                4,760,773     4,547,437       8.5
--------------------------------------------------------------------------------------------------------------------------
    WESTERN
     EUROPE
--------------------------------------------------------------------------------------------------------------------------
DENMARK          BANKING               US$  2,100,000    Den Danske Bank, 7.40%**
                                                           due 6/15/2010*.........    2,172,030     2,099,611       3.9
                 ------------------------------------------------------------------------------------------------------
                 FOREIGN                                 Kingdom of Denmark:
                 GOVERNMENT           Dkr   3,000,000    7% due 12/15/2004........      478,193       468,871       0.9
                 OBLIGATIONS                9,100,000    6% due 11/15/2009........    1,649,907     1,368,040       2.6
                                                                                    -----------   -----------     -----
                                                                                      2,128,100     1,836,911       3.5
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN DENMARK       4,300,130     3,936,522       7.4
--------------------------------------------------------------------------------------------------------------------------
FINLAND          FOREIGN              E     1,177,315    Finnish Government Bond,
                 GOVERNMENT                                7.25% due 4/18/2006....    1,459,146     1,413,622       2.6
                 OBLIGATIONS
                                      Y   246,000,000    Republic of Finland, 6%
                                                           due 1/29/2002..........    2,388,085     2,305,581       4.3
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN FINLAND       3,847,231     3,719,203       6.9
--------------------------------------------------------------------------------------------------------------------------
FRANCE           TELECOMMUNI-         E     1,295,817    France Telecom, 5.75% due
                 CATIONS                                   4/25/2007..............    1,519,598     1,426,427       2.7
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN FRANCE        1,519,598     1,426,427       2.7
--------------------------------------------------------------------------------------------------------------------------
GERMANY          ASSET-BACKED          DM   3,150,000    European Credit Card
                 SECURITIES                                Office, 5.25% due
                                                           6/18/2008++............    1,939,825     1,675,581       3.1
                 ------------------------------------------------------------------------------------------------------
                 FOREIGN                                 Bundesrepublic
                 GOVERNMENT                                Deutschland:
                 OBLIGATIONS          E       319,557    7.50% due 11/11/2004.....      452,947       383,213       0.7
                                              255,646    6.25% due 4/26/2006......      337,334       293,397       0.6
                                            1,917,345    Land Baden-Wuerttemberg,
                                                           5.75% due 1/19/2028....    2,035,079     2,021,859       3.8
                                                                                    -----------   -----------     -----
                                                                                      2,825,360     2,698,469       5.1
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN GERMANY       4,765,185     4,374,050       8.2
--------------------------------------------------------------------------------------------------------------------------
GREECE           FOREIGN              GRD 684,000,000    Hellenic Republic, 8.60%
                 GOVERNMENT                                due 3/26/2008..........    2,746,646     2,500,467       4.7
                 OBLIGATIONS
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN GREECE        2,746,646     2,500,467       4.7
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                                FACE                                                      VALUE      PERCENT OF
  (CONCLUDED)         INDUSTRY            AMOUNT         FIXED-INCOME INVESTMENTS      COST        (NOTE 1a)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
ITALY            FOREIGN              E     3,121,976    Buoni Poliennali Del
                 GOVERNMENT                                Tesoro, 10% due
                 OBLIGATIONS                               8/01/2003..............  $ 4,252,375   $ 3,939,736       7.4%
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN ITALY         4,252,375     3,939,736       7.4
--------------------------------------------------------------------------------------------------------------------------
NORWAY           FOREIGN              Nok  11,700,000    Norwegian Government,
                 GOVERNMENT                                5.50% due 5/15/2009....    1,531,158     1,469,008       2.7
                 OBLIGATIONS
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN NORWAY        1,531,158     1,469,008       2.7
--------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   CHEMICALS                    320,000    BOC Group PLC, 7.25% due
                                                           6/07/2002..............      531,453       512,698       1.0
                 ------------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES   L     1,500,000    Scottish Life Finance, 9%
                                                           due 11/29/2049.........    2,528,895     2,545,768       4.8
                 ------------------------------------------------------------------------------------------------------
                 FOREIGN                                 United Kingdom Gilt:
                 GOVERNMENT                   400,000    7% due 11/06/2001........      649,780       652,988       1.2
                 OBLIGATIONS                  300,000    8% due 6/10/2003.........      490,794       514,417       1.0
                                              530,000    8.50% due 12/07/2005.....      945,081       974,543       1.8
                                              150,000    9% due 7/12/2011.........      252,237       317,724       0.6
                                                                                    -----------   -----------     -----
                                                                                      2,337,892     2,459,672       4.6
                 ------------------------------------------------------------------------------------------------------
                 INDUSTRIAL                 1,000,000    BAA PLC, 7.875% due
                                                           2/10/2007..............    1,758,300     1,712,460       3.2
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS           400,000    Vodafone Group PLC,
                                                           7.875% due
                                                           11/06/2001.............      669,126       650,725       1.2
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME
                                                         INVESTMENTS IN THE UNITED
                                                         KINGDOM                      7,825,666     7,881,323      14.8
--------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN
                                                         WESTERN EUROPE              30,787,989    29,246,736      54.8
--------------------------------------------------------------------------------------------------------------------------
                                                           SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                             US$  1,332,000    General Motors Acceptance
PAPER****                                                  Corp., 5.63% due
                                                           7/01/1999..............    1,332,000     1,332,000       2.5
--------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN
                                                         SHORT-TERM SECURITIES        1,332,000     1,332,000       2.5
--------------------------------------------------------------------------------------------------------------------------
    OPTIONS                             NOMINAL VALUE                                PREMIUMS
   PURCHASED                       COVERED BY OPTIONS              ISSUE               PAID
--------------------------------------------------------------------------------------------------------------------------
                 CURRENCY CALL              2,700,000    Japanese Yen, expiring
                 OPTIONS PURCHASED                         July 1999 at Y 119.....        5,535         3,780       0.0
--------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL OPTIONS PURCHASED          5,535         3,780       0.0
--------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS........  $55,573,479    52,765,159      98.9
                                                                                    ===========
                                                         UNREALIZED DEPRECIATION
                                                           ON FORWARD FOREIGN
                                                           EXCHANGE
                                                           CONTRACTS--NET*****....                    (33,732)     (0.1)
                                                         OTHER ASSETS LESS
                                                           LIABILITIES............                    638,926       1.2
                                                                                                  -----------     -----
                                                         NET ASSETS...............                $53,370,353     100.0%
                                                                                                  ===========     =====
--------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

++ Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.

+++ Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino LLC on a fiscal year basis.

++ Subject to principal paydowns.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

* The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

** Floating rate note.

*** Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

**** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

***** Forward foreign exchange contracts as of June 30, 1999 were as follows:
--------------------------------------------------------------------------------

                                                                                                           UNREALIZED
                                                                                                          APPRECIATION
                                                                    EXPIRATION                           (DEPRECIATION)
FOREIGN CURRENCY PURCHASED                                             DATE                                (Note 1b)
-----------------------------------------------------------------------------------------------------------------------
NZ$       3,339,951                                                July 1999                                $(17,802)
Y       658,597,810                                                July 1999                                   3,148
-----------------------------------------------------------------------------------------------------------------------
TOTAL (US$ COMMITMENT--$7,227,633)                                                                           (14,654)
                                                                                                            --------
-----------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY SOLD
-----------------------------------------------------------------------------------------------------------------------
E           876,905                                                July 1999                                     798
L         2,583,770                                                July 1999                                   3,979
NZ$       3,339,951                                                July 1999                                  18,086
Y     1,317,195,620                                                July 1999                                 (41,941)
-----------------------------------------------------------------------------------------------------------------------
TOTAL (US$ COMMITMENT--$17,618,685)                                                                          (19,078)
                                                                                                            --------
-----------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON FORWARD FOREIGN EXCHANGE
CONTRACTS--NET                                                                                              $(33,732)
                                                                                                            ========
-----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$55,567,944) (Note
  1a).......................................................             $52,761,379
Options purchased, at value (cost--$5,535) (Notes 1a &
  1b).......................................................                   3,780
Cash........................................................                     787
Receivables:
  Interest..................................................  $978,940
  Dividends.................................................    10,954       989,894
                                                              --------
Prepaid expenses............................................                   5,292
                                                                         -----------
Total assets................................................              53,761,132
                                                                         -----------
------------------------------------------------------------------------------------
LIABILITIES:
Unrealized depreciation on forward foreign exchange
  contracts (Note 1b).......................................                  33,732
Payables:
  Capital shares redeemed...................................   318,263
  Investment adviser (Note 2)...............................    30,308
  Options purchased (Note 1b)...............................     5,535
  Forward foreign exchange contracts (Note 1b)..............       671       354,777
                                                              --------
Accrued expenses............................................                   2,270
                                                                         -----------
Total liabilities...........................................                 390,779
                                                                         -----------
------------------------------------------------------------------------------------
NET ASSETS..................................................             $53,370,353
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 200,000,000
  shares authorized+........................................             $   596,362
Paid-in capital in excess of par............................              58,439,437
Undistributed investment income--net........................                  60,682
Accumulated realized capital losses on investments and
  foreign currency transactions--net (Note 5)...............              (2,860,649)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................              (2,865,479)
                                                                         -----------
NET ASSETS..................................................             $53,370,353
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $53,370,353 and 5,963,616
  shares outstanding........................................             $      8.95
                                                                         ===========
------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Interest and discount earned (net of $15,978 foreign
  withholding tax)..........................................                $ 1,857,235
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $   185,462
Registration fees...........................................       16,062
Custodian fees..............................................       15,094
Accounting services (Note 2)................................        6,382
Professional fees...........................................        4,241
Printing and shareholder reports............................        3,363
Transfer agent fees (Note 2)................................        2,506
Directors' fees and expenses................................          723
Pricing services............................................          100
Other.......................................................          244
                                                              -----------
Total expenses..............................................                    234,177
                                                                            -----------
Investment income--net......................................                  1,623,058
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized loss from:
  Investments--net..........................................      (50,654)
  Foreign currency transactions--net........................     (740,352)     (791,006)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (5,827,072)
  Foreign currency transactions--net........................      376,355    (5,450,717)
                                                              -----------   -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................                 (6,241,723)
                                                                            -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $(4,618,665)
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                              JUNE 30, 1999    DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  1,623,058       $  4,099,794
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................        (791,006)         1,442,112
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........      (5,450,717)         2,964,166
                                                                ------------       ------------
Net increase (decrease) in net assets resulting from
  operations................................................      (4,618,665)         8,506,072
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1g):
Investment income--net:
  Class A...................................................      (1,643,897)        (3,660,200)
In excess of investment income--net:
  Class A...................................................              --           (540,914)
                                                                ------------       ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................      (1,643,897)        (4,201,114)
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net decrease in net assets derived from capital share
  transactions..............................................      (9,783,365)       (10,995,882)
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (16,045,927)        (6,690,924)
Beginning of period.........................................      69,416,280         76,107,204
                                                                ------------       ------------
End of period*..............................................    $ 53,370,353       $ 69,416,280
                                                                ============       ============
--------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $     60,682       $     81,521
                                                                ============       ============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                CLASS A+
 BEEN DERIVED FROM INFORMATION PROVIDED IN THE    ----------------------------------------------------------------
 FINANCIAL STATEMENTS.
                                                   FOR THE SIX             FOR THE YEAR ENDED DECEMBER 31,
                                                   MONTHS ENDED    -----------------------------------------------
    INCREASE (DECREASE) IN NET ASSET VALUE:       JUNE 30, 1999      1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............     $  9.90       $   9.32     $   9.76     $   9.79     $   9.17
                                                     -------       --------     --------     --------     --------
Investment income--net..........................         .25            .55          .56          .78          .85
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions--net.............................        (.95)           .58         (.40)        (.03)         .61
                                                     -------       --------     --------     --------     --------
Total from investment operations................        (.70)          1.13          .16          .75         1.46
                                                     -------       --------     --------     --------     --------
Less dividends and distributions:
  Investment income--net........................        (.25)          (.47)        (.29)        (.78)        (.84)
  In excess of investment income--net...........          --           (.08)        (.03)          --           --
  Return of capital.............................          --             --         (.28)          --           --
                                                     -------       --------     --------     --------     --------
Total dividends and distributions...............        (.25)          (.55)        (.60)        (.78)        (.84)
                                                     -------       --------     --------     --------     --------
Net asset value, end of period..................     $  8.95       $   9.90     $   9.32     $   9.76     $   9.79
                                                     =======       ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..............      (7.21%)++      12.62%        1.95%        8.02%       16.69%
                                                     =======       ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses........................................        .76%*          .75%         .73%         .69%         .68%
                                                     =======       ========     ========     ========     ========
Investment income--net..........................       5.25%*         5.72%        6.11%        7.95%        8.99%
                                                     =======       ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)........     $53,370       $ 69,416     $ 76,107     $ 93,790     $ 81,845
                                                     =======       ========     ========     ========     ========
Portfolio turnover..............................      44.22%        127.93%      568.76%      267.13%      132.57%
                                                     =======       ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Bond Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses.

--------------------------------------------------------------------------------

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.60% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith, Incorporated, $63 for providing security price quotations to compute the net asset value of the Fund.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $26,241,494 and $33,751,081, respectively.

--------------------------------------------------------------------------------

  Net realized gains (losses) for the six months ended June 30, 1999 and net unrealized losses as of June 30, 1999 were as follows:

-------------------------------------------------------------------
                                          Realized      Unrealized
                                        Gains(Losses)     Losses
-------------------------------------------------------------------
Long-term investments.................    $ (50,654)    $(2,806,565)
Foreign currency options purchased....      (37,945)         (1,755)
Foreign currency options written......       15,370              --
Foreign currency transactions.........     (904,276)        (23,427)
Forward foreign exchange contracts....      186,499         (33,732)
                                          ---------     -----------
Total.................................    $(791,006)    $(2,865,479)
                                          =========     ===========
-------------------------------------------------------------------

  Transactions in options written for the six months ended June 30, 1999 were as follows:

--------------------------------------------------------------------
                                         Nominal Value
                                       Covered by Written   Premiums
Call Options Written                        Options         Received
--------------------------------------------------------------------
Outstanding call options written,
 beginning of period.................              --             --
Options written......................       1,450,000       $ 15,370
Options expired......................      (1,450,000)       (15,370)
                                           ----------       --------
Outstanding call options written, end
 of period...........................              --       $     --
                                           ==========       ========
--------------------------------------------------------------------

  At June 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $2,806,565, of which $193,395 related to appreciated securities and $2,999,960 related to depreciated securities. At June 30, 1999, the aggregate cost of investments for Federal income tax purposes was $55,567,944.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $9,783,365 and $10,995,882 for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

  Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 1999                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................       81,717    $    797,936
Shares issued to shareholders in
 reinvestment of dividends............      173,211       1,643,892
                                         ----------    ------------
Total issued..........................      254,928       2,441,828
Shares redeemed.......................   (1,301,402)    (12,225,193)
                                         ----------    ------------
Net decrease..........................   (1,046,474)   $ (9,783,365)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1998                       Shares          Amount
-----------------------------------------------------------------
Shares sold..........................     626,457    $  6,051,402
Shares issued to shareholders in
 reinvestment of dividends...........     443,154       4,201,100
                                       ----------    ------------
Total issued.........................   1,069,611      10,252,502
Shares redeemed......................  (2,228,768)    (21,248,384)
                                       ----------    ------------
Net decrease.........................  (1,159,157)   $(10,995,882)
                                       ==========    ============
-----------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1998, the Fund had a net capital loss carryforward of approximately $1,604,000, all of which expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

6. SUBSEQUENT EVENT:

On July 1, 1999, the Company's Board of Directors declared an ordinary income dividend in the amount of $.047320 per Class A Share, payable on July 1, 1999 to shareholders of record as of June 30, 1999.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
JUNE 30, 1999--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

There were some conflicting signals regarding the future direction of the US economy during the six months ended June 30, 1999. However, on balance the economic outlook continued to be positive. The US economic expansion is ongoing, especially in the consumer sector. Economic growth is not occurring at inflationary rates, although the Organization of Petroleum Exporting Countries
(OPEC) successfully engineered a near-term increase in the price of crude oil. Against this backdrop, the US Federal Reserve Board raised the Federal Funds rate 0.25% at its June 30, 1999 meeting. Outside of the United States, signs of growth are less apparent in other major industrial economies. European equity markets have entered a period of consolidation, and investors are looking for evidence of an economic pickup. Meanwhile, Japan reported its first quarter of positive economic growth in more than one year. There were growing signs of improvement in some emerging economies (most notably South Korea and Mexico), although concerns remain for others (such as Brazil and Argentina).

  In the US capital markets, long-term interest rates rose during the June quarter. While the spread between yields on Treasury securities and corporate issues of similar maturities has narrowed somewhat, it remains wide by historic standards. Although the US stock market exhibited greater price volatility, its advances broadened beyond relatively few growth stocks to the previously languishing cyclical sectors.

PORTFOLIO MATTERS

For the six months ended June 30, 1999, the Fund's Class A Shares had a total return of +5.70%. The total return for the unmanaged Morgan Stanley Capital International (MSCI) World Stock Index was +8.51% for the same period.

  There were two reasons for the Fund's underperformance. First, we avoided equity investments in Asia and Latin America because of our concerns about the duration and breadth of the business and profit recovery in these regions. During the first half of 1999, several of the major stock markets in Asia, including the Japanese market, had total investment returns in US dollar terms well in excess of +20%. Second, starting in April, investors shifted assets from the relatively more stable earnings growth companies in telecommunications, banking, insurance, pharmaceuticals and retailing to companies in the energy, energy services, steel, paper, chemicals, industrial equipment and construction equipment industries. The Fund had very modest exposure to these areas.

  The Fund's largest industry weightings were in the banking and financial, telecommunications, insurance and pharmaceuticals industries. In addition, interest rates on long-term US Treasury securities rose significantly during the first half of 1999, which may have caused the stock prices and valuations of many of the Fund's stock holdings in these industries to decline. There appears to have been a shift of investment funds into many stock market sectors worldwide ranging from small and medium-sized companies to lower-quality companies in both developed and emerging equity markets. We view this broadening of investor focus as a positive development. It may reflect the substantial increases in financial liquidity by central bankers around the world since September 1998 when the US Federal Reserve Board started to increase liquidity and reduce the Federal Funds rate.

  The Fund's best-performing industry sector during the first half of 1999 was the telecommunications industry, which represented 15.6% of net assets at June 30, 1999. Also, six of the companies among the Fund's largest equity holdings at June 30, 1999 experienced stock price appreciation during the first half of 1999 in excess of the total investment return of the MSCI World Stock Index. Among the individual equity holdings in the Fund at mid-year, over 45% of the individual holdings had stock price appreciation during the first half of 1999 in excess of the total return of the MSCI World Stock Index.

IN CONCLUSION

We appreciate your investment in Global Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Lawrence R. Fuller
Lawrence R. Fuller
Senior Vice President and Portfolio Manager

July 28, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/99                                                       +12.57%
--------------------------------------------------------------------------------
Inception (6/05/98) to 6/30/99                                            +13.39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                  12 MONTH         6 MONTH
                                                                TOTAL RETURN     TOTAL RETURN
----------------------------------------------------------------------------------------------
Class A Shares                                                     +12.57%          +5.70%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

     NORTH                             SHARES                                                       VALUE       PERCENT OF
    AMERICA           INDUSTRY          HELD                INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
CANADA           BANKING &               23,123    Bank of Montreal.............  $    971,772   $    837,110       0.5%
                 FINANCIAL
                                         63,750    Canadian Imperial Bank of
                                                     Commerce...................     1,544,240      1,514,160       1.0
                                         31,107    National Bank of Canada......       466,001        406,256       0.3
                                         36,461    Royal Bank of Canada.........     1,710,054      1,603,712       1.1
                                                                                  ------------   ------------     -----
                                                                                     4,692,067      4,361,238       2.9
                 ------------------------------------------------------------------------------------------------------
                 COMMUNICATIONS           1,149    Nortel Networks Corporation..        67,181         97,966       0.0
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS      18,885    +AT&T Canada Inc. ...........       737,978      1,203,919       0.8
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN CANADA       5,497,226      5,663,123       3.7
--------------------------------------------------------------------------------------------------------------------------
UNITED STATES    ADVERTISING             10,052    The Interpublic Group of
                                                     Companies, Inc. ...........       749,808        870,755       0.6
                 ------------------------------------------------------------------------------------------------------
                 BANKING &               32,367    Bank of America
                 FINANCIAL                           Corporation................     2,068,817      2,372,906       1.6
                                         38,250    Bank One Corporation.........     1,947,592      2,278,266       1.5
                                         46,500    Citigroup Inc. ..............     1,772,416      2,208,750       1.4
                                         75,000    Mellon Bank Corporation......     2,600,819      2,728,125       1.8
                                          8,140    State Street Corporation.....       595,983        694,953       0.5
                                                                                  ------------   ------------     -----
                                                                                     8,985,627     10,283,000       6.8
                 ------------------------------------------------------------------------------------------------------
                 BEVERAGES                7,667    The Coca-Cola Company........       487,814        479,187       0.3
                 ------------------------------------------------------------------------------------------------------
                 BROADCASTING            10,650    +CBS Corporation.............       380,969        462,609       0.3
                                         13,408    +Chancellor Media Corporation
                                                     (Class A)..................       615,370        738,278       0.5
                                         19,125    +Clear Channel
                                                     Communications, Inc. ......     1,099,258      1,318,430       0.8
                                         19,125    +Infinity Broadcasting Corp.
                                                     (Class A)..................       474,808        568,969       0.4
                                                                                  ------------   ------------     -----
                                                                                     2,570,405      3,088,286       2.0
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS               28,285    E.I. du Pont de Nemours and
                                                     Company....................     1,515,701      1,932,219       1.3
                 ------------------------------------------------------------------------------------------------------
                 COMMUNICATIONS          13,000    +3Com Corporation............       364,840        346,125       0.2
                 EQUIPMENT
                                        100,000    +Cisco Systems, Inc. ........     5,131,669      6,443,750       4.2
                                          1,530    Lucent Technologies Inc. ....        75,872        103,179       0.1
                                                                                  ------------   ------------     -----
                                                                                     5,572,381      6,893,054       4.5
                 ------------------------------------------------------------------------------------------------------
                 COMPUTERS                5,700    Compaq Computer
                                                     Corporation................       204,730        135,019       0.1
                                          4,950    +Dell Computer Corporation...       201,124        182,841       0.1
                                         15,296    International Business
                                                     Machines Corporation.......     1,336,393      1,977,008       1.3
                                                                                  ------------   ------------     -----
                                                                                     1,742,247      2,294,868       1.5
                 ------------------------------------------------------------------------------------------------------
                 COSMETICS                7,655    The Gillette Company.........       405,859        313,855       0.2
                 ------------------------------------------------------------------------------------------------------
                 DIVERSIFIED             19,000    Minnesota Mining and
                                                     Manufacturing Company
                                                     (3M).......................     1,425,303      1,651,813       1.1
                 ------------------------------------------------------------------------------------------------------
                 DRUGS                    4,000    +Amgen Inc. .................       251,316        243,250       0.2
                 ------------------------------------------------------------------------------------------------------
                 ELECTRICAL                 995    Emerson Electric Co. ........        58,002         62,561       0.1
                 EQUIPMENT               31,231    General Electric Company.....     3,041,044      3,529,103       2.3
                                                                                  ------------   ------------     -----
                                                                                     3,099,046      3,591,664       2.4
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS              2,876    Intel Corporation............       183,036        170,942       0.1
                                          1,355    Texas Instruments
                                                     Incorporated...............       132,307        196,475       0.1
                                                                                  ------------   ------------     -----
                                                                                       315,343        367,417       0.2
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------

     NORTH
    AMERICA                            SHARES                                                       VALUE       PERCENT OF
  (CONTINUED)         INDUSTRY          HELD                INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
UNITED           ENERGY                   2,500    Duke Energy Corporation......  $    150,426   $    135,937       0.1%
STATES
(CONTINUED)

                                         30,000    El Paso Energy Corporation...     1,092,631      1,055,625       0.7
                                          3,700    Enron Corp. .................       265,052        302,475       0.2
                                          5,000    UtiliCorp United Inc. .......       129,008        121,563       0.1
                                                                                  ------------   ------------     -----
                                                                                     1,637,117      1,615,600       1.1
                 ------------------------------------------------------------------------------------------------------
                 ENTERTAINMENT           41,310    The Walt Disney Company......     1,426,892      1,272,864       0.9
                 ------------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES       1,530    American Express Company.....       162,205        199,091       0.1
                                          7,855    Federal Home Loan Mortgage
                                                     Association................       472,012        455,590       0.3
                                         14,790    Federal National Mortgage
                                                     Association................     1,022,933      1,011,266       0.7
                                          2,823    Franklin Resources, Inc. ....        94,474        114,684       0.1
                                         15,425    Morgan Stanley Dean Witter &
                                                     Co. .......................     1,460,261      1,581,063       1.0
                                         10,000    T. Rowe Price Associates,
                                                     Inc. ......................       357,556        383,125       0.3
                                                                                  ------------   ------------     -----
                                                                                     3,569,441      3,744,819       2.5
                 ------------------------------------------------------------------------------------------------------
                 FOOD MERCHANDISING       3,010    Albertson's, Inc. ...........       157,548        155,203       0.1
                                          5,626    +The Kroger Co. .............       158,181        157,176       0.1
                                          4,596    +Safeway Inc. ...............       257,329        227,502       0.2
                                                                                  ------------   ------------     -----
                                                                                       573,058        539,881       0.4
                 ------------------------------------------------------------------------------------------------------
                 FOODS                    7,650    ConAgra, Inc. ...............       232,699        203,681       0.1
                                            995    Wm. Wrigley Jr. Company
                                                     (Class B)..................        93,795         89,550       0.1
                                                                                  ------------   ------------     -----
                                                                                       326,494        293,231       0.2
                 ------------------------------------------------------------------------------------------------------
                 HOME FURNISHINGS         7,413    Ethan Allen Interiors,
                                                     Inc. ......................       223,359        279,841       0.2
                 ------------------------------------------------------------------------------------------------------
                 HOTELS                   3,534    Marriott International, Inc.
                                                     (Class A)..................       127,015        132,083       0.1
                 ------------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS         995    Colgate-Palmolive Company....        85,969         98,256       0.1
                                         15,288    Kimberly-Clark Corporation...       741,440        871,416       0.6
                                         12,890    The Procter & Gamble
                                                     Company....................     1,139,992      1,150,433       0.7
                                                                                  ------------   ------------     -----
                                                                                     1,967,401      2,120,105       1.4
                 ------------------------------------------------------------------------------------------------------
                 INFORMATION             19,898    +America Online, Inc. .......     1,569,621      2,198,729       1.5
                 PROCESSING
                                         23,000    First Data Corporation.......       917,364      1,125,562       0.7
                                                                                  ------------   ------------     -----
                                                                                     2,486,985      3,324,291       2.2
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE                8,646    Aetna Inc. ..................       677,931        773,277       0.5
                                         19,240    American International Group,
                                                     Inc. ......................     2,148,494      2,252,282       1.5
                                         23,000    The Hartford Financial
                                                     Services Group, Inc. ......     1,372,593      1,341,187       0.9
                                                                                  ------------   ------------     -----
                                                                                     4,199,018      4,366,746       2.9
                 ------------------------------------------------------------------------------------------------------
                 MEDICAL TECHNOLOGY      17,000    Abbott Laboratories..........       814,003        773,500       0.5
                                          6,765    +Boston Scientific
                                                     Corporation................       176,063        297,237       0.2
                                          1,530    Guidant Corporation..........        80,854         78,699       0.1
                                            711    Johnson & Johnson............        59,222         69,678       0.0
                                                                                  ------------   ------------     -----
                                                                                     1,130,142      1,219,114       0.8
                 ------------------------------------------------------------------------------------------------------
                 OIL SERVICES             2,295    Baker Hughes Incorporated....        44,674         76,882       0.0
                                          1,530    Diamond Offshore Drilling,
                                                     Inc. ......................        36,232         43,414       0.0
                                          1,558    Schlumberger Limited.........        81,035         99,225       0.1
                                                                                  ------------   ------------     -----
                                                                                       161,941        219,521       0.1
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------

     NORTH
    AMERICA                            SHARES                                                       VALUE       PERCENT OF
  (CONCLUDED)         INDUSTRY          HELD                INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
UNITED           PHARMACEUTICALS         42,370    Bristol-Myers Squibb
STATES                                               Company....................  $  2,696,646   $  2,984,437       2.0%
(CONCLUDED)
                                         38,250    Merck & Co., Inc. ...........     2,978,872      2,830,500       1.8
                                         21,994    Pfizer Inc. .................     2,816,386      2,413,842       1.6
                                                                                  ------------   ------------     -----
                                                                                     8,491,904      8,228,779       5.4
                 ------------------------------------------------------------------------------------------------------
                 PHOTOGRAPHY                849    Eastman Kodak Company........        57,488         57,520       0.0
                 ------------------------------------------------------------------------------------------------------
                 PUBLISHING               8,121    Gannett Co., Inc. ...........       533,985        579,636       0.4
                 ------------------------------------------------------------------------------------------------------
                 RESTAURANTS              1,698    McDonald's Corporation.......        69,020         70,149       0.0
                 ------------------------------------------------------------------------------------------------------
                 RETAIL STORES           14,650    The TJX Companies, Inc. .....       434,442        488,028       0.3
                                         25,000    Wal-Mart Stores, Inc. .......     1,059,946      1,206,250       0.8
                                                                                  ------------   ------------     -----
                                                                                     1,494,388      1,694,278       1.1
                 ------------------------------------------------------------------------------------------------------
                 SEMICONDUCTORS           1,759    +Applied Materials, Inc. ....       106,860        129,946       0.1
                 ------------------------------------------------------------------------------------------------------
                 SOFTWARE--COMPUTER       2,000    +Microsoft Corporation.......       151,224        180,250       0.1
                 ------------------------------------------------------------------------------------------------------
                 SPECIALTY               12,000    +Abercrombie & Fitch Co.
                 RETAILING                           (Class A)..................       470,681        576,000       0.4
                                         27,895    CVS Corporation..............     1,479,350      1,415,671       0.9
                                          8,028    The Gap, Inc. ...............       317,378        404,410       0.3
                                         15,820    Lowe's Companies, Inc. ......       895,931        896,796       0.6
                                         24,000    +Staples, Inc. ..............       720,000        741,000       0.5
                                          3,400    +Tommy Hilfiger
                                                     Corporation................       247,748        249,900       0.1
                                         51,918    Walgreen Co. ................     1,590,531      1,525,091       1.0
                                                                                  ------------   ------------     -----
                                                                                     5,721,619      5,808,868       3.8
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS      44,158    AT&T Corp....................     2,458,681      2,464,568       1.6
                                          9,175    Ameritech Corporation........       578,143        674,362       0.4
                                         31,425    GTE Corporation..............     2,034,857      2,380,444       1.6
                                         21,930    +MCI WorldCom Inc. ..........     1,735,037      1,885,980       1.2
                                         49,040    Sprint Corp. (FON Group).....     2,036,462      2,589,925       1.7
                                         20,040    +Sprint Corp. (PCS Group)....       645,511      1,144,785       0.8
                                                                                  ------------   ------------     -----
                                                                                     9,488,691     11,140,064       7.3
                 ------------------------------------------------------------------------------------------------------
                 TOYS                     5,646    Mattel, Inc. ................       159,671        149,266       0.1
                 ------------------------------------------------------------------------------------------------------
                 TRAVEL & LODGING        23,715    Carnival Corporation.........     1,071,386      1,150,177       0.8
                 ------------------------------------------------------------------------------------------------------
                 WASTE MANAGEMENT         3,825    Waste Management, Inc. ......       187,515        205,594       0.1
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN THE
                                                   UNITED STATES                    72,483,464     80,531,991      53.1
--------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN NORTH
                                                   AMERICA                          77,980,690     86,195,114      56.8
--------------------------------------------------------------------------------------------------------------------------
PACIFIC BASIN
--------------------------------------------------------------------------------------------------------------------------
AUSTRALIA        TELECOMMUNICATIONS     275,000    Cable & Wireless Optus
                                                     Limited....................       610,123        626,157       0.4
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN
                                                   AUSTRALIA                           610,123        626,157       0.4
--------------------------------------------------------------------------------------------------------------------------
JAPAN            AUTOMOBILES              2,000    Honda Motor Co., Ltd. .......        72,922         84,807       0.1
                                          2,000    Toyota Motor Corporation.....        50,019         63,316       0.0
                                                                                  ------------   ------------     -----
                                                                                       122,941        148,123       0.1
                 ------------------------------------------------------------------------------------------------------
                 COMPUTERS                2,000    Fujitsu Limited..............        21,902         40,255       0.0
                 ------------------------------------------------------------------------------------------------------
                 LEISURE                    300    Sony Corporation.............        28,941         32,361       0.0
                 ------------------------------------------------------------------------------------------------------
                 PHOTOGRAPHY              1,000    Fuji Photo Film..............        38,187         37,858       0.0
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------

    PACIFIC
     BASIN                             SHARES                                                       VALUE       PERCENT OF
  (CONCLUDED)         INDUSTRY          HELD                INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
JAPAN            TELECOMMUNICATIONS          15    Nippon Telegraph & Telephone
(CONCLUDED)                                          Corporation (NTT)..........  $    132,077   $    174,822       0.2%
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN JAPAN          344,048        433,419       0.3
--------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN THE
                                                   PACIFIC BASIN                       954,171      1,059,576       0.7
--------------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE
--------------------------------------------------------------------------------------------------------------------------
DENMARK          TELECOMMUNICATIONS      21,420    Tele Danmark A/S.............     1,258,792      1,052,069       0.7
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN DENMARK      1,258,792      1,052,069       0.7
--------------------------------------------------------------------------------------------------------------------------
FINLAND          COMMUNICATIONS           4,590    Nokia Oyj (Class A)..........       293,995        402,089       0.3
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN FINLAND        293,995        402,089       0.3
--------------------------------------------------------------------------------------------------------------------------
FRANCE           BROADCASTING &             574    Societe Television Francaise
                 PUBLISHING                          1..........................       105,360        133,694       0.1
                 ------------------------------------------------------------------------------------------------------
                 COSMETICS                  130    L'Oreal SA...................        81,604         87,823       0.1
                 ------------------------------------------------------------------------------------------------------
                 FOODS                    1,148    Groupe Danone SA.............       292,855        295,782       0.2
                                            383    Promodes.....................       246,093        251,239       0.2
                                                                                  ------------   ------------     -----
                                                                                       538,948        547,021       0.4
                 ------------------------------------------------------------------------------------------------------
                 INFORMATION              3,825    Cap Gemini SA................       656,330        600,768       0.4
                 PROCESSING
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE               13,005    Axa..........................     1,680,005      1,585,569       1.0
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS          3,060    Rhone-Poulenc SA.............       141,686        139,738       0.1
                 ------------------------------------------------------------------------------------------------------
                 RETAIL STORES            4,590    Carrefour SA.................       521,194        674,090       0.4
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN FRANCE       3,725,127      3,768,703       2.5
--------------------------------------------------------------------------------------------------------------------------
GERMANY          APPAREL                  1,408    Adidas-Salomon AG............       150,287        139,667       0.1
                 ------------------------------------------------------------------------------------------------------
                 AUTOMOBILES             11,529    +DaimlerChrysler AG..........     1,076,680        998,070       0.6
                 ------------------------------------------------------------------------------------------------------
                 BANKING &               43,988    Commerzbank AG...............     1,265,675      1,335,087       0.9
                 FINANCIAL
                                         42,373    Deutsche Bank AG.............     2,307,105      2,583,058       1.7
                                         34,935    Dresdner Bank AG.............     1,301,188      1,364,552       0.9
                                                                                  ------------   ------------     -----
                                                                                     4,873,968      5,282,697       3.5
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS                7,887    BASF AG......................       280,331        348,299       0.2
                                          8,155    Bayer AG.....................       292,390        339,544       0.2
                                         10,450    Hoechst AG...................       488,544        472,793       0.3
                                                                                  ------------   ------------     -----
                                                                                     1,061,265      1,160,636       0.7
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS              9,402    Siemens AG...................       609,347        724,790       0.5
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE                4,246    Allianz AG (Registered
                                                     Shares)....................     1,304,909      1,177,125       0.8
                 ------------------------------------------------------------------------------------------------------
                 MULTI--INDUSTRY          7,751    Mannesmann AG................     1,054,724      1,155,890       0.8
                                          4,942    Veba AG......................       280,194        290,314       0.2
                                                                                  ------------   ------------     -----
                                                                                     1,334,918      1,446,204       1.0
                 ------------------------------------------------------------------------------------------------------
                 RETAIL STORES           15,491    Metro AG.....................     1,084,053        961,094       0.6
                 ------------------------------------------------------------------------------------------------------
                 SOFTWARE--COMPUTER       6,350    SAP AG (Systeme, Anwendungen,
                                                     Produkte in der
                                                     Datenverarbeitung)
                                                     (Preferred)................     2,519,386      2,535,920       1.7
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN GERMANY     14,014,813     14,426,203       9.5
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                            SHARES                                                       VALUE       PERCENT OF
  (CONTINUED)         INDUSTRY          HELD                INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
IRELAND          BANKING &              105,000    Allied Irish Banks PLC.......  $  1,814,709   $  1,389,503       0.9%
                 FINANCIAL
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       5,738    +Esat Telecom Group PLC
                                                     (ADR)(a)...................       267,010        249,603       0.2
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN IRELAND      2,081,719      1,639,106       1.1
--------------------------------------------------------------------------------------------------------------------------
ITALY            BANKING &              306,000    +Banca di Roma...............       454,025        439,932       0.3
                 FINANCIAL
                                        114,750    Unicredito Italiano SpA......       583,026        503,793       0.3
                                                                                  ------------   ------------     -----
                                                                                     1,037,051        943,725       0.6
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE               38,760    Assicurazioni Generali.......     1,489,811      1,342,187       0.9
                                        355,725    Istituto Nazionale delle
                                                     Assicurazioni (INA)........       837,279        824,873       0.6
                                                                                  ------------   ------------     -----
                                                                                     2,327,090      2,167,060       1.5
                 ------------------------------------------------------------------------------------------------------
                 REAL ESTATE            355,725    +Unione Immobiliare SpA......       193,065        157,642       0.1
                 INVESTMENT TRUST
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN ITALY        3,557,206      3,268,427       2.2
--------------------------------------------------------------------------------------------------------------------------
NETHERLANDS      HOUSEHOLD PRODUCTS      10,507    Unilever NV 'A'..............       868,938        707,643       0.5
                                         12,977    Unilever NV (NY Registered
                                                     Shares)....................     1,072,801        905,146       0.6
                                                                                  ------------   ------------     -----
                                                                                     1,941,739      1,612,789       1.1
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE               23,392    AEGON NV.....................     2,349,513      1,695,983       1.1
                                         16,282    ING Groep NV.................       888,403        880,962       0.6
                                                                                  ------------   ------------     -----
                                                                                     3,237,916      2,576,945       1.7
                 ------------------------------------------------------------------------------------------------------
                 LEISURE                  1,396    Koninklijke (Royal) Philips
                                                     Electronics NV.............       104,155        137,613       0.1
                 ------------------------------------------------------------------------------------------------------
                 RETAIL STORES           32,366    Koninklijke Ahold NV.........     1,196,640      1,114,104       0.7
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       9,945    +Equant......................       685,927        916,289       0.6
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN THE
                                                   NETHERLANDS                       7,166,377      6,357,740       4.2
--------------------------------------------------------------------------------------------------------------------------
SPAIN            BANKING &               16,929    Banco Bilbao Vizcaya, SA.....       257,996        244,433       0.1
                 FINANCIAL
                                         55,530    Banco Santander Central
                                                     Hispano, SA................       545,957        578,015       0.4
                                                                                  ------------   ------------     -----
                                                                                       803,953        822,448       0.5
                 ------------------------------------------------------------------------------------------------------
                 INFORMATION             50,000    +Telefonica Publicidad e
                 PROCESSING                          Informacion, SA............       943,281        997,106       0.7
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SPAIN        1,747,234      1,819,554       1.2
--------------------------------------------------------------------------------------------------------------------------
SWEDEN           COMMUNICATIONS             765    Telefonaktiebolaget LM
                 EQUIPMENT                           Ericsson 'B'...............        20,834         24,590       0.0
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SWEDEN          20,834         24,590       0.0
--------------------------------------------------------------------------------------------------------------------------
SWITZERLAND      FOODS                      816    Nestle SA (Registered
                                                     Shares)....................     1,550,595      1,472,027       1.0
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE                1,760    Zurich Allied AG.............     1,169,136      1,002,022       0.6
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS          1,148    Novartis AG (Registered
                                                     Shares)....................     2,021,480      1,678,341       1.1
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN
                                                   SWITZERLAND                       4,741,211      4,152,390       2.7
--------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   BANKING &               65,025    Barclays PLC.................     1,760,723      1,891,050       1.3
                 FINANCIAL
                                          6,885    HSBC Holdings PLC............       196,145        243,724       0.2
                                        114,750    Lloyds TSB Group PLC.........     1,682,552      1,554,683       1.0
                                         96,390    National Westminster Bank
                                                     PLC........................     2,015,957      2,042,420       1.3
                                                                                  ------------   ------------     -----
                                                                                     5,655,377      5,731,877       3.8
                 ------------------------------------------------------------------------------------------------------
                 BROADCASTING            36,628    +British Sky Broadcasting
                                                     Group PLC ('Sky')..........       317,408        339,587       0.2
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                            SHARES                                                       VALUE       PERCENT OF
  (CONCLUDED)         INDUSTRY          HELD                INVESTMENTS               COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
UNITED           CHEMICALS                2,295    Imperial Chemical Industries
KINGDOM                                              PLC........................  $     22,289   $     22,669       0.0%
(CONCLUDED)

                 ------------------------------------------------------------------------------------------------------
                 ELECTRICAL               7,650    Invensys PLC.................        32,465         36,186       0.0
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS      18,892    Unilever PLC.................       212,830        168,009       0.1
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE               61,965    CGU PLC......................       968,874        894,684       0.6
                                        107,100    Royal & Sun Alliance
                                                     Insurance Group PLC........     1,034,344        960,047       0.6
                                          4,860    Sun Life and Provincial
                                                     Holdings PLC...............        25,254         34,703       0.0
                                                                                  ------------   ------------     -----
                                                                                     2,028,472      1,889,434       1.2
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS         10,000    AstraZeneca Group PLC........       421,791        386,603       0.3
                                         23,550    Glaxo Wellcome PLC...........       768,318        654,085       0.4
                                         69,776    SmithKline Beecham PLC.......       992,796        906,333       0.6
                                                                                  ------------   ------------     -----
                                                                                     2,182,905      1,947,021       1.3
                 ------------------------------------------------------------------------------------------------------
                 PUBLISHING              21,160    Pearson PLC..................       458,714        429,694       0.3
                 ------------------------------------------------------------------------------------------------------
                 RETAIL STORES           21,160    Boots Company PLC............       338,613        251,183       0.2
                                          7,650    J Sainsbury PLC..............        48,501         48,207       0.0
                                         55,386    Somerfield PLC...............       333,714        257,403       0.2
                                         50,000    Tesco PLC....................       141,652        128,592       0.1
                                                                                  ------------   ------------     -----
                                                                                       862,480        685,385       0.5
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS     161,071    +COLT Telecom Group PLC......     2,888,947      3,377,429       2.2
                                         41,800    +Cable & Wireless PLC........       573,486        532,411       0.4
                                         34,305    +Energis PLC.................       896,517        817,687       0.5
                                        175,950    Vodafone Group PLC...........     3,165,250      3,464,895       2.3
                                                                                  ------------   ------------     -----
                                                                                     7,524,200      8,192,422       5.4
                 ------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN THE
                                                   UNITED KINGDOM                   19,297,140     19,442,284      12.8
--------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN WESTERN
                                                   EUROPE                           57,904,448     56,353,155      37.2
--------------------------------------------------------------------------------------------------------------------------
            SHORT-TERM                  FACE
            SECURITIES                 AMOUNT                  ISSUE
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*                    $5,980,000    General Motors Acceptance
                                                     Corp., 5.63% due
                                                     7/01/1999..................     5,979,065      5,979,065       4.0
--------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN
                                                   SHORT-TERM SECURITIES             5,979,065      5,979,065       4.0
--------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS............  $142,818,374    149,586,910      98.7
                                                                                  ============
                                                   OTHER ASSETS LESS
                                                     LIABILITIES................                    2,024,767       1.3
                                                                                                 ------------     -----
                                                   NET ASSETS...................                 $151,611,677     100.0%
                                                                                                 ============     =====
--------------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

(a) American Depositary Receipts (ADR).

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$142,818,374) (Note
  1a).......................................................             $149,586,910
Cash........................................................                  932,711
Foreign cash (Note 1c)......................................                  882,436
Receivables:
  Securities sold...........................................  $811,721
  Dividends.................................................   217,384
  Capital shares sold.......................................   201,170      1,230,275
                                                              --------
Deferred organization expenses (Note 1f)....................                    9,275
Prepaid expenses and other assets...........................                    2,324
                                                                         ------------
Total assets................................................              152,643,931
                                                                         ------------
-------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   862,512
  Investment adviser (Note 2)...............................   102,084        964,596
                                                              --------
Accrued expenses and other liabilities......................                   67,658
                                                                         ------------
Total liabilities...........................................                1,032,254
                                                                         ------------
-------------------------------------------------------------------------------------
NET ASSETS..................................................             $151,611,677
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................             $  1,328,617
Paid-in capital in excess of par............................              141,728,085
Undistributed investment income--net........................                1,038,435
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................                  754,642
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                6,761,898
                                                                         ------------
NET ASSETS..................................................             $151,611,677
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $151,611,677 and 13,286,168
  shares outstanding........................................             $      11.41
                                                                         ============
-------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $126,443 foreign withholding tax).........               $1,213,408
Interest and discount earned................................                  299,172
                                                                           ----------
Total income................................................                1,512,580
                                                                           ----------
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $  426,141
Custodian fees..............................................      16,102
Registration fees...........................................      12,566
Accounting services (Note 2)................................      10,794
Printing and shareholder reports............................       3,325
Professional fees...........................................       2,216
Transfer agent fees (Note 2)................................       1,646
Amortization of organization expenses (Note 1f).............         754
Directors' fees and expenses................................         439
Pricing services............................................         160
                                                              ----------
Total expenses..............................................                  474,143
                                                                           ----------
Investment income--net......................................                1,038,437
                                                                           ----------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized gain (loss) from:
  Investments--net..........................................     832,236
  Foreign currency transactions--net........................     (67,025)     765,211
                                                              ----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   5,131,086
  Foreign currency transactions--net........................      (6,677)   5,124,409
                                                              ----------   ----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                5,889,620
                                                                           ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $6,928,057
                                                                           ==========
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX     FOR THE PERIOD
                                                              MONTHS ENDED    JUNE 5, 1998+ TO
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 1999   DECEMBER 31, 1998
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  1,038,437       $    42,106
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................       765,211            (5,750)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........     5,124,409         1,637,489
                                                              ------------       -----------
Net increase in net assets resulting from operations........     6,928,057         1,673,845
                                                              ------------       -----------
-----------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1g):
Investment income--net:
  Class A...................................................       (43,958)               --
Realized gain on investments--net:
  Class A...................................................        (2,969)               --
                                                              ------------       -----------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................       (46,927)               --
                                                              ------------       -----------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share
  transactions..............................................   125,073,215        14,983,487
                                                              ------------       -----------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................   131,954,345        16,657,332
Beginning of period.........................................    19,657,332         3,000,000
                                                              ------------       -----------
End of period*..............................................  $151,611,677       $19,657,332
                                                              ============       ===========
-----------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $  1,038,435       $    43,956
                                                              ============       ===========
-----------------------------------------------------------------------------------------------

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          CLASS A++
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  ----------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                  FOR THE SIX      FOR THE PERIOD
FINANCIAL STATEMENTS.                                         MONTHS ENDED     JUNE 5, 1998+ TO
INCREASE (DECREASE) IN NET ASSET VALUE:                       JUNE 30, 1999    DECEMBER 31, 1998
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  10.82           $  10.00
                                                                --------           --------
Investment income--net......................................         .10                .03
Realized and unrealized gain on investments and foreign
  currency transactions--net................................         .51                .79
                                                                --------           --------
Total from investment operations............................         .61                .82
                                                                --------           --------
Less dividends and distributions:
  Investment income--net....................................        (.02)                --
  Realized gain on investments--net.........................          --++++             --
                                                                --------           --------
Total dividends and distributions...........................        (.02)                --
                                                                --------           --------
Net asset value, end of period..............................    $  11.41           $  10.82
                                                                ========           ========
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................       5.70%++            8.20%++
                                                                ========           ========
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................        .83%*             1.03%*
                                                                ========           ========
Investment income--net......................................       1.83%*              .63%*
                                                                ========           ========
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $151,612           $ 19,657
                                                                ========           ========
Portfolio turnover..........................................      14.94%             15.25%
                                                                ========           ========
------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Commencement of operations.

++ Based on average shares outstanding.

++ Aggregate total investment return.

++++ Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Growth Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses.

--------------------------------------------------------------------------------

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organizations expenses--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

  (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.75% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $1,626 in commissions on the execution of portfolio security transactions

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's Distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $135,940,480 and $15,217,629, respectively.

  Net realized gains (losses) for the six months ended June 30, 1999 and net unrealized gains (losses) as of June 30, 1999 were as follows:

--------------------------------------------------------------------
                                         Realized       Unrealized
                                       Gains(Losses)   Gains(Losses)
--------------------------------------------------------------------
Long-term investments................    $833,025       $6,768,536
Short-term investments...............        (789)              --
Foreign currency transactions........     (67,025)          (6,638)
                                         --------       ----------
Total................................    $765,211       $6,761,898
                                         ========       ==========
--------------------------------------------------------------------

--------------------------------------------------------------------------------

  At June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $6,768,536, of which $12,402,897 related to appreciated securities and $5,634,361 related to depreciated securities. At June 30, 1999, the aggregate cost of investments for Federal income tax purposes was $142,818,374.
4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $125,073,215 and $14,983,487 for the six months ended June 30, 1999 and for the period June 5, 1998 to December 31, 1998, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
  Class A for the Six Months Ended                      Dollar
            June 30, 1999                Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  13,106,636    $143,235,098
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................       4,289          46,927
                                       ----------    ------------
Total issued.........................  13,110,925     143,282,025
Shares redeemed......................  (1,641,514)    (18,208,810)
                                       ----------    ------------
Net increase.........................  11,469,411    $125,073,215
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
       Class A for the Period                           Dollar
 June 5, 1998+ to December 31, 1998      Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,598,261    $ 15,794,079
Shares redeemed......................     (81,504)       (810,592)
                                       ----------    ------------
Net increase.........................   1,516,757    $ 14,983,487
                                       ==========    ============
-----------------------------------------------------------------

+ Prior to June 5, 1998 (commencement of operations), the Fund issued 300,000 shares to MLLIC for $3,000,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND SEMI-ANNUAL REPORT--JUNE 30, 1999
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

There were some conflicting signals regarding the future direction of the US economy during the six months ended June 30, 1999. However, on balance the economic outlook continued to be positive. The US economic expansion is ongoing, especially in the consumer sector. Economic growth is not occurring at inflationary rates, although the Organization of Petroleum Exporting Countries
(OPEC) successfully engineered a near-term increase in the price of crude oil. Against this backdrop, the US Federal Reserve Board raised the Federal Funds rate 0.25% at its June 30, 1999 meeting. Outside of the United States, signs of growth are less apparent in other major industrial economies. European equity markets have entered a period of consolidation, and investors are looking for evidence of an economic pickup. In Japan, there are not yet clear signs that Japan's economy is improving. There were growing signs of improvement in some emerging economies (most notably South Korea and Mexico), although concerns remain for others (such as Brazil and Argentina).

  In the US capital markets, long-term interest rates rose during the June quarter. While the spread between yields on Treasury securities and corporate issues of similar maturities has narrowed somewhat, it remains wide by historic standards. Although the US stock market exhibited greater price volatility, its advances broadened beyond relatively few growth stocks to the previously languishing cyclical sectors.

PORTFOLIO MATTERS

As of June 30, 1999, the Fund's asset allocation was: US stocks, 36% of net assets; foreign stocks, 43%; US bonds, 6%; foreign bonds, 13%; and cash reserves, 2%.

  During the six months ended June 30, 1999, we enlarged the foreign common stock sector from 28% of net assets to 43%. The largest portion of the foreign equity expansion was undertaken by enlarging our commitment to Japanese equities. This increase reflects our expectation that an increased number of Japanese corporations would be undertaking significant restructuring that could lead to improved profitability and earnings over the longer term. Our increased optimism also reflected indications that monetary policy remained accommodative and that the Japanese economy was showing signs of bottoming.

  We also enlarged the Fund's commitment to emerging markets, including Brazil and Asian markets outside of Japan, in response to increased evidence that the problems associated with the 1997-1998 financial crisis were abating. We established our commitments in Brazil in response to the improving post-devaluation outlook. In Asia, we devoted assets to new positions in South Korea, Singapore and Hong Kong. European equities remained our largest regional commitment, although we reduced overall representation in recent months. Within Europe, we maintained significant representation in financial services, telecommunications services and equipment, and consumer staple goods.

  We slightly reduced the Fund's allocation to US equities from 40% of net assets to 36% during the six months ended June 30, 1999. We continued to believe that investors would favor the shares of companies that offered a high degree of earnings visibility in a steady growth/low inflation economy. On this basis, technology has remained the largest single group represented among our US equity commitments. Consumer staples, including healthcare and financial services, also continued to account for a significant portion of US equity assets.

  In the fixed-income component of the portfolio, we reduced the foreign bond sector from 19% of net assets to 13% during first half of the six months ended June 30, 1999. Seemingly attractive risk/reward relationships led us to establish positions in Japanese and New Zealand bonds early in 1999. However, during the second half of the period, we eliminated our position in Japanese bonds following a decline in yields, which reduced potential for additional appreciation. We also took advantage of the appreciation in the New Zealand bonds and sold our position. We retained positions in German and UK bonds, where we believe the risk/reward relationship has remained favorable.

  Finally, we also reduced our US bond commitment from 13% of net assets to 6% during the six-month period ended June 30, 1999. As a result, we increased the average duration from 6.0 years to 6.8 years. Strength in the US economy persisted during the first half of 1999.

IN CONCLUSION

We appreciate your investment in Global Strategy Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to

--------------------------------------------------------------------------------

sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President

/s/ Thomas R. Robinson
Thomas R. Robinson
Senior Vice President and Portfolio Manager

July 28, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/99                                                        +3.03%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                                                   +9.45
--------------------------------------------------------------------------------
Inception (2/28/92) to 6/30/99                                             +9.56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +3.03%          +4.64%
------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999                      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                SHARES                                                            VALUE       PERCENT OF
INDUSTRY                         HELD                      US STOCKS                COST        (NOTE 1a)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                   38,802      United Technologies
                                                    Corporation..............   $  1,447,916   $  2,781,618       0.4%
------------------------------------------------------------------------------------------------------------------------
APPLICATION DEVELOPMENT               36,000      +Siebel Systems, Inc. .....      1,329,188      2,385,000       0.3
SOFTWARE
------------------------------------------------------------------------------------------------------------------------
AUTO & TRUCK                          82,000      Delphi Automotive Systems
                                                    Corporation..............      1,394,000      1,522,125       0.2
------------------------------------------------------------------------------------------------------------------------
AUTO--RELATED                         33,400      The Hertz Corporation
                                                    (Class A)................      1,336,331      2,070,800       0.3
------------------------------------------------------------------------------------------------------------------------
BANKING                               43,148      Bank of America
                                                    Corporation..............      2,811,545      3,163,288       0.5
                                      80,300      The Bank of New York
                                                    Company, Inc. ...........        697,896      2,946,006       0.4
                                      27,200      Citigroup Inc. ............      1,247,555      1,292,000       0.2
                                      61,800      Wells Fargo Company........      2,457,112      2,641,950       0.4
                                                                                ------------   ------------     -----
                                                                                   7,214,108     10,043,244       1.5
------------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL                  134,400      Mellon Bank Corporation....      4,257,915      4,888,800       0.7
                                       9,950      Providian Financial
                                                    Corporation..............        593,252        930,325       0.1
                                                                                ------------   ------------     -----
                                                                                   4,851,167      5,819,125       0.8
------------------------------------------------------------------------------------------------------------------------
BEVERAGES                             26,700      PepsiCo, Inc. .............        835,763      1,032,956       0.2
------------------------------------------------------------------------------------------------------------------------
BROADCASTING/CABLE                   136,212      +AT&T Corp.--Liberty Media
                                                    Group (Class A)..........      1,638,496      5,005,791       0.7
                                      16,300      +Clear Channel
                                                    Communications, Inc. ....      1,151,273      1,123,681       0.2
                                                                                ------------   ------------     -----
                                                                                   2,789,769      6,129,472       0.9
------------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS                     49,300      +American Tower
                                                    Corporation (Class A)....      1,232,500      1,183,200       0.2
------------------------------------------------------------------------------------------------------------------------
CAPITAL EQUIPMENT                     11,400      Eaton Corporation..........        767,991      1,048,800       0.2
                                       9,700      Hewlett-Packard Company....        711,959        974,850       0.1
                                                                                ------------   ------------     -----
                                                                                   1,479,950      2,023,650       0.3
------------------------------------------------------------------------------------------------------------------------
CHEMICALS                             33,700      E.I. du Pont de Nemours
                                                    and Company..............      2,122,589      2,302,131       0.3
                                      33,700      Rohm and Haas Company......      1,239,530      1,444,887       0.2
                                                                                ------------   ------------     -----
                                                                                   3,362,119      3,747,018       0.5
------------------------------------------------------------------------------------------------------------------------
COMMUNICATION                         93,400      +MCI WorldCom Inc. ........      3,106,523      8,032,400       1.2
EQUIPMENT
------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                     11,300      +America Online, Inc. .....      1,002,257      1,248,650       0.2
                                     120,800      +Cisco Systems, Inc. ......      2,627,137      7,784,050       1.1
                                      54,400      International Business
                                                    Machines Corporation.....      2,776,491      7,031,200       1.0
                                                                                ------------   ------------     -----
                                                                                   6,405,885     16,063,900       2.3
------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                     15,600      +Transaction Systems
                                                    Architects, Inc.
                                                    (Class A)................        626,535        608,400       0.1
------------------------------------------------------------------------------------------------------------------------
COMPUTERS                             36,100      +EMC Corporation...........      1,298,162      1,985,500       0.3
                                      10,200      +Sun Microsystems, Inc. ...        624,809        702,525       0.1
                                      83,600      Tandy Corporation..........      2,355,684      4,085,950       0.6
                                                                                ------------   ------------     -----
                                                                                   4,278,655      6,773,975       1.0
------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES                        139,600      The Dial Corporation.......      2,970,343      5,191,375       0.8
------------------------------------------------------------------------------------------------------------------------
CONSUMER--ELECTRONICS                 46,150      +Dell Computer
                                                    Corporation..............      1,462,324      1,704,666       0.3
------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT                  30,850      PECO Energy Company........      1,051,877      1,291,844       0.2
------------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS                 38,800      General Electric Company...      3,293,022      4,384,400       0.6
------------------------------------------------------------------------------------------------------------------------
ELECTRONICS                           58,800      Intel Corporation..........      3,572,681      3,494,925       0.5
                                      25,800      +Lattice Semiconductor
                                                    Corporation..............      1,296,021      1,599,600       0.2
                                                                                ------------   ------------     -----
                                                                                   4,868,702      5,094,525       0.7
------------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                SHARES                                                            VALUE       PERCENT OF
INDUSTRY                         HELD                      US STOCKS                COST        (NOTE 1a)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                        118,100      +Premier Parks Inc. .......   $  3,072,141   $  4,340,175       0.6%
                                      37,000      Royal Caribbean Cruises
                                                    Ltd. ....................        932,359      1,618,750       0.2
                                      20,200      The Walt Disney Company ...        706,511        622,412       0.1
                                                                                ------------   ------------     -----
                                                                                   4,711,011      6,581,337       0.9
------------------------------------------------------------------------------------------------------------------------
FINANCE                               20,200      +The Goldman Sachs Group,
                                                    Inc......................      1,070,600      1,459,450       0.2
                                      76,650      +TD Waterhouse Group,
                                                    Inc. ....................      1,839,600      1,921,041       0.3
                                                                                ------------   ------------     -----
                                                                                   2,910,200      3,380,491       0.5
------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                    65,800      Associates First Capital
                                                    Corporation (Class A)....      2,438,027      2,915,762       0.4
------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--                  78,200      Household International,
CONSUMER                                            Inc. ....................      3,388,873      3,704,725       0.5
------------------------------------------------------------------------------------------------------------------------
FOODS                                110,700      +Keebler Foods Company.....      3,091,753      3,362,512       0.5
------------------------------------------------------------------------------------------------------------------------
HARDWARE & TOOLS                      23,975      The Black & Decker
                                                    Corporation..............      1,317,495      1,513,422       0.2
------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                    23,900      Colgate-Palmolive
                                                    Company..................      2,192,708      2,360,125       0.3
------------------------------------------------------------------------------------------------------------------------
INFORMATION PROCESSING                48,000      +Unisys Corporation........      1,567,362      1,869,000       0.3
                                      11,400      Xerox Corporation..........        638,281        673,313       0.1
                                                                                ------------   ------------     -----
                                                                                   2,205,643      2,542,313       0.4
------------------------------------------------------------------------------------------------------------------------
INSURANCE                             12,600      American International
                                                    Group, Inc. .............      1,475,378      1,474,987       0.2
                                      17,400      The Equitable Companies
                                                    Incorporated.............        889,479      1,165,800       0.2
                                                                                ------------   ------------     -----
                                                                                   2,364,857      2,640,787       0.4
------------------------------------------------------------------------------------------------------------------------
LASER SYSTEMS &                       16,150      +JDS Uniphase
COMPONENTS                                          Corporation..............      1,612,711      2,680,900       0.4
------------------------------------------------------------------------------------------------------------------------
MACHINERY                             22,350      Case Corporation...........        637,477      1,075,594       0.2
                                     100,700      Ingersoll-Rand Company.....      3,440,369      6,507,737       0.9
                                                                                ------------   ------------     -----
                                                                                   4,077,846      7,583,331       1.1
------------------------------------------------------------------------------------------------------------------------
MACHINERY & EQUIPMENT                 12,800      Caterpillar Inc. ..........        710,326        768,000       0.1
------------------------------------------------------------------------------------------------------------------------
MANUFACTURING                         31,200      Millipore Corporation......        648,701      1,265,550       0.2
                                      57,600      Tyco International
                                                    Ltd. ....................      3,037,928      5,457,600       0.8
                                                                                ------------   ------------     -----
                                                                                   3,686,629      6,723,150       1.0
------------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY                    32,150      Johnson & Johnson..........      2,529,029      3,150,700       0.5
------------------------------------------------------------------------------------------------------------------------
METALS                                42,500      Alcoa Inc. ................      1,577,117      2,629,687       0.4
------------------------------------------------------------------------------------------------------------------------
NATURAL GAS                           55,300      Enron Corp. ...............      2,458,593      4,520,775       0.7
------------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                       39,000      Mobil Corporation..........      3,110,742      3,861,000       0.6
------------------------------------------------------------------------------------------------------------------------
OIL SERVICES                          50,000      Schlumberger Limited.......      3,098,508      3,184,375       0.5
------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS               30,400      International Paper
                                                    Company..................      1,475,441      1,535,200       0.2
------------------------------------------------------------------------------------------------------------------------
PETROLEUM                             83,400      Unocal Corporation.........      2,983,006      3,304,725       0.5
------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICAL--                      83,150      American Home Products
DIVERSIFIED                                         Corporation..............      4,874,375      4,781,125       0.7
                                      96,600      Bristol-Myers Squibb
                                                    Company..................      4,721,506      6,804,262       1.0
                                                                                ------------   ------------     -----
                                                                                   9,595,881     11,585,387       1.7
------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICAL--                      21,900      Pharmacia & Upjohn,
PRESCRIPTION                                        Inc. ....................      1,384,087      1,244,194       0.2
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                SHARES                                                            VALUE       PERCENT OF
INDUSTRY                         HELD                      US STOCKS                COST        (NOTE 1a)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                       53,500      Cardinal Health, Inc. .....   $  3,673,508   $  3,430,687       0.5%
                                      17,700      Merck & Co., Inc. .........      1,240,062      1,309,800       0.2
                                      37,400      Pfizer Inc. ...............      4,871,413      4,104,650       0.6
                                                                                ------------   ------------     -----
                                                                                   9,784,983      8,845,137       1.3
------------------------------------------------------------------------------------------------------------------------
RADIO & TELEVISION                   183,000      +Capstar Broadcasting
                                                    Corporation (Class A)....      3,477,000      5,009,625       0.7
------------------------------------------------------------------------------------------------------------------------
RETAIL                                14,800      +Best Buy Co., Inc. .......        696,044        999,000       0.1
                                      11,500      +Federated Department
                                                    Stores, Inc. ............        610,190        608,781       0.1
                                      51,700      Lowe's Companies, Inc. ....      1,851,745      2,930,744       0.4
                                      74,900      +Safeway Inc. .............      2,629,573      3,707,550       0.5
                                      98,600      Wal-Mart Stores, Inc. .....      2,218,334      4,757,450       0.7
                                                                                ------------   ------------     -----
                                                                                   8,005,886     13,003,525       1.8
------------------------------------------------------------------------------------------------------------------------
RETAIL--STORES                        44,400      Dayton Hudson
                                                    Corporation..............      3,082,098      2,886,000       0.4
------------------------------------------------------------------------------------------------------------------------
SAVINGS & LOAN                        74,100      GreenPoint Financial
ASSOCIATIONS                                        Corp. ...................      2,774,075      2,431,406       0.4
------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                        11,050      +Applied Materials,
                                                    Inc. ....................        707,104        816,319       0.1
                                      56,500      Motorola, Inc. ............      3,103,454      5,353,375       0.8
                                                                                ------------   ------------     -----
                                                                                   3,810,558      6,169,694       0.9
------------------------------------------------------------------------------------------------------------------------
SERVICES                              51,660      +Quintiles Transnational
                                                    Corp. ...................      2,416,200      2,166,491       0.3
------------------------------------------------------------------------------------------------------------------------
SOFTWARE--COMPUTER                   144,400      +Microsoft Corporation.....     11,401,665     13,014,050       1.9
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                    53,900      AT&T Corp. ................      1,421,617      3,008,294       0.4
                                      66,600      GTE Corporation............      3,449,929      5,044,950       0.7
                                      40,600      Lucent Technologies
                                                    Inc. ....................      2,239,410      2,737,962       0.4
                                                                                ------------   ------------     -----
                                                                                   7,110,956     10,791,206       1.5
------------------------------------------------------------------------------------------------------------------------
TOBACCO                               37,100      Philip Morris Companies
                                                    Inc. ....................      1,701,679      1,490,956       0.2
------------------------------------------------------------------------------------------------------------------------
UTILITIES--COMMUNICATIONS             74,000      Ameritech Corporation......      3,603,899      5,439,000       0.8
------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC                   62,800      Public Service Enterprise
                                                    Group Incorporated.......      2,439,669      2,566,950       0.4
------------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT                      67,000      Waste Management, Inc. ....      2,935,981      3,601,250       0.5
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL US STOCKS                180,801,809    247,071,881      35.9
------------------------------------------------------------------------------------------------------------------------
         COUNTRY                                       FOREIGN STOCKS++
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA                            260,300      Broken Hill Proprietary
                                                    Company Limited(18)......      2,865,368      3,015,120       0.4
                                      38,700      The News Corporation
                                                    Limited (Preferred)
                                                  (ADR)*(44).................      1,298,823      1,221,469       0.2
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN
                                                  AUSTRALIA                        4,164,191      4,236,589       0.6
------------------------------------------------------------------------------------------------------------------------
AUSTRIA                               41,100      Mayr-Melnhof Karton
                                                    AG(40)...................      2,069,711      1,863,737       0.3
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN
                                                  AUSTRIA                          2,069,711      1,863,737       0.3
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                SHARES                                                            VALUE       PERCENT OF
         COUNTRY                 HELD                  FOREIGN STOCKS++             COST        (NOTE 1a)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
BRAZIL                                92,600      Aracruz Celulose SA
                                                    (ADR)*(40)...............   $  1,298,541   $  2,037,200       0.3%
                                      84,800      Companhia Vale do Rio Doce
                                                    'A' (Preferred)(36)......      1,212,680      1,665,372       0.2
                                      71,400      Embratel Participacoes SA
                                                    (ADR)*(49)...............      1,180,531        990,675       0.2
                                      15,600      +Telecomunicacoes
                                                    Brasileiras SA-Telebras
                                                    (ADR)*(49)...............          2,437            975       0.0
                                      15,600      Telecomunicacoes
                                                    Brasileiras SA-Telebras
                                                    (Preferred Block)
                                                    (ADR)*(49)...............      1,229,783      1,406,925       0.2
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN BRAZIL      4,923,972      6,101,147       0.9
------------------------------------------------------------------------------------------------------------------------
CANADA                                76,400      +ATI Technologies
                                                    Inc.(21).................      1,196,724      1,233,009       0.2
                                     199,900      Domtar, Inc.(40)...........      1,613,171      1,880,234       0.3
                                      22,100      Nortel Networks
                                                    Corporation(12)..........      1,205,776      1,918,556       0.3
                                     123,400      Teleglobe Inc.(49).........      3,419,523      3,671,150       0.5
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN CANADA      7,435,194      8,702,949       1.3
------------------------------------------------------------------------------------------------------------------------
DENMARK                                6,200      +ISS International Service
                                                    System A/S 'B'(27).......        404,569        329,467       0.0
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN
                                                  DENMARK                            404,569        329,467       0.0
------------------------------------------------------------------------------------------------------------------------
FINLAND                              154,500      Amer Group Ltd.(18)........      2,865,185      2,221,226       0.3
                                      45,200      Nokia Oyj(12)..............      2,378,846      3,959,565       0.6
                                      80,000      Sampro Insurance Company
                                                    PLC 'A'(29)..............      3,698,893      2,316,789       0.3
                                     109,960      Sponda Oyj(44).............        796,861        555,291       0.1
                                      57,400      UPM-Kymmene Oyj(40)........      1,461,307      1,644,549       0.3
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN
                                                  FINLAND                         11,201,092     10,697,420       1.6
------------------------------------------------------------------------------------------------------------------------
FRANCE                                36,200      Axa(29)....................      4,392,403      4,413,503       0.6
                                       6,250      Cap Gemini SA(28)..........      1,016,109        981,647       0.1
                                      12,510      Carrefour SA(35)...........      1,593,908      1,837,225       0.3
                                       9,000      Groupe Danone SA*(24)......      2,362,876      2,318,850       0.3
                                      27,600      Elf Aquitaine SA(38).......      3,426,168      4,047,661       0.6
                                      44,400      France Telecom SA(49)......      3,448,650      3,351,820       0.5
                                     132,800      Pechiney SA 'A'(36)........      6,015,202      5,704,478       0.8
                                      70,900      STMicroelectronics NV (NY
                                                    Registered Shares)(47)...      2,557,213      4,918,687       0.7
                                      65,500      Scor SA(29)................      2,353,312      3,246,957       0.5
                                       6,025      Societe Generale 'A'(5)....      1,118,331      1,061,180       0.2
                                      63,800      Thomson CSF SA(20).........      2,398,301      2,215,852       0.3
                                      11,000      +Total SA 'B'(38)..........      1,446,122      1,418,209       0.2
                                      49,200      Vivendi(53)................      3,384,984      3,982,919       0.6
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN FRANCE     35,513,579     39,498,988       5.7
------------------------------------------------------------------------------------------------------------------------
GERMANY                               15,300      BASF AG(11)................        686,553        675,667       0.1
                                      42,100      DaimlerChrysler AG(2)......      3,822,277      3,644,614       0.5
                                      46,700      Henkel KGaA
                                                    (Preferred)(11)..........      1,990,485      3,186,141       0.5
                                      20,000      Mannesmann AG(33)..........      3,007,482      2,982,556       0.4
                                      18,200      RWE AG(18).................      1,073,142        841,998       0.1
                                      24,200      Siemens AG(22).............      1,673,840      1,865,551       0.3
                                      17,000      Veba AG(37)................      1,094,274        998,651       0.2
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN
                                                  GERMANY                         13,348,053     14,195,178       2.1
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                SHARES                                                            VALUE       PERCENT OF
         COUNTRY                 HELD                  FOREIGN STOCKS++             COST        (NOTE 1a)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
HONG KONG                             79,300      Hutchison Whampoa
                                                    Limited(37)..............   $    732,283   $    718,019       0.1%
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN
                                                  HONG KONG                          732,283        718,019       0.1
------------------------------------------------------------------------------------------------------------------------
IRELAND                              180,000      Bank of Ireland(5).........      3,807,064      3,035,582       0.4
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN
                                                  IRELAND                          3,807,064      3,035,582       0.4
------------------------------------------------------------------------------------------------------------------------
ITALY                                218,350      Mondadori (Arnoldo) Editore
                                                    SpA(44)..................      1,829,331      3,780,529       0.5
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN ITALY       1,829,331      3,780,529       0.5
------------------------------------------------------------------------------------------------------------------------
JAPAN                                188,000      The Bank of Tokyo-
                                                    Mitsubishi, Ltd.(6)......      2,422,987      2,677,500       0.4
                                      92,000      Bridgestone Corp.(50)......      2,251,684      2,783,270       0.4
                                     137,000      The Daimaru, Inc.(46)......        629,698        670,392       0.1
                                      92,000      Fuji Photo Film(43)........      3,484,097      3,482,890       0.5
                                     288,000      Fujitsu Limited(22)........      3,976,907      5,796,661       0.9
                                      84,000      Honda Motor Co., Ltd.(2)...      3,302,876      3,561,911       0.5
                                      37,000      Ito-Yokado Co., Ltd.(46)...      2,152,410      2,477,269       0.4
                                     134,000      Kao Corporation(16)........      2,751,250      3,765,912       0.6
                                       6,500      Keyence Corporation(22)....        872,062      1,137,957       0.2
                                     168,000      Marui Co., Ltd.(35)........      2,975,322      2,777,319       0.4
                                     154,000      Matsushita Electric
                                                    Industrial Company,
                                                    Ltd.(22).................      2,695,815      2,991,404       0.4
                                     127,000      Minebea Company
                                                    Ltd.(32).................      1,311,934      1,417,176       0.2
                                     175,000      Mitsukoshi, Ltd.(46).......        761,570        760,870       0.1
                                     288,000      NEC Corporation(14)........      2,853,244      3,582,741       0.5
                                         320      +NTT Mobile Communications
                                                    Network, Inc.(49)........      2,111,854      4,295,586       0.6
                                     847,000      Nippon Sheet Glass Company,
                                                    Ltd.(25).................      2,647,354      3,017,499       0.4
                                         287      Nippon Telegraph &
                                                    Telephone Corporation
                                                    (NTT)(22)................      2,437,593      3,344,933       0.5
                                     121,000      Olympus Optical Co.,
                                                    Ltd.(18).................      1,363,168      1,789,296       0.3
                                      24,000      Orix Corporation(23).......      1,742,250      2,142,503       0.3
                                      24,000      Rohm Company Ltd.(22)......      2,351,533      3,759,299       0.6
                                     303,000      The Sanwa Bank, Ltd.(6)....      3,084,478      2,982,915       0.4
                                      17,800      Softbank Corporation(17)...      2,763,010      3,606,199       0.5
                                      33,600      Sony Corporation
                                                    (ADR)*(1)................      2,796,896      3,708,600       0.5
                                     241,000      The Sumitomo Bank,
                                                    Ltd.(5)..................      3,083,810      2,990,089       0.4
                                      30,000      TDK Corporation(22)........      2,327,053      2,745,082       0.4
                                      64,000      Takeda Chemical
                                                    Industries(42)...........      2,313,037      2,967,763       0.4
                                     212,000      The Tokio Marine & Fire
                                                    Insurance Co. Ltd.(29)...      2,409,999      2,304,348       0.3
                                     523,000      Toshiba Corporation(22)....      3,466,455      3,730,774       0.6
                                     127,000      Toyota Motor
                                                    Corporation(2)...........      3,469,225      4,020,582       0.6
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN JAPAN      70,809,571     85,288,740      12.4
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                SHARES                                                            VALUE       PERCENT OF
         COUNTRY                 HELD                  FOREIGN STOCKS++             COST        (NOTE 1a)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
NETHERLANDS                           48,500      ABN AMRO Holding
                                                    NV(5)....................   $  1,086,706   $  1,049,666       0.2%
                                      14,400      +ASM Lithography Holding
                                                    NV(21)...................        578,638        832,560       0.1
                                      15,400      Akzo Nobel NV(11)..........        703,935        647,547       0.1
                                      51,100      +Baan Company, NV(13)......        802,809        789,955       0.1
                                      54,000      CSM NV(24).................      2,836,976      2,696,359       0.4
                                      41,300      Koninklijke Ahold NV(24)...      1,609,781      1,421,630       0.2
                                      28,928      Unilever NV 'A'(34)........      2,324,221      1,948,292       0.3
                                      75,600      Wolters Kluwer NV 'A'(8)...      2,888,738      3,007,456       0.4
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN THE
                                                  NETHERLANDS                     12,831,804     12,393,465       1.8
------------------------------------------------------------------------------------------------------------------------
NORWAY                                82,900      Bergesen d.y. ASA
                                                    'B'(51)..................      1,192,523      1,175,251       0.2
                                     197,800      Merkantildata ASA(13)......      1,677,077      1,911,354       0.3
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN NORWAY      2,869,600      3,086,605       0.5
------------------------------------------------------------------------------------------------------------------------
SINGAPORE                             71,000      Development Bank of
                                                    Singapore Limited
                                                    'Foreign'(6).............        734,474        867,940       0.1
                                      55,300      +Flextronics International
                                                    Ltd.(21).................      1,907,024      3,055,325       0.5
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN
                                                  SINGAPORE                        2,641,498      3,923,265       0.6
------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA                           46,700      Pohang Iron & Steel
                                                    Company, Ltd.
                                                    (ADR)*(48)...............      1,292,668      1,570,288       0.2
                                       8,200      Samsung Electronics(22)....        613,832        899,698       0.2
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN SOUTH
                                                  KOREA                            1,906,500      2,469,986       0.4
------------------------------------------------------------------------------------------------------------------------
SPAIN                                172,000      +Dinamia Capital Privado.
                                                    Sociedad de Capital
                                                    Riesgo, SA(54)...........      3,233,132      1,836,447       0.3
                                     133,000      Endesa SA(52)..............      3,485,249      2,834,603       0.4
                                      27,390      +Grupo Ferrovial, SA(15)...        666,631        663,361       0.1
                                      89,100      Metrovacesa, SA(45)........      2,777,112      1,738,275       0.3
                                      74,000      Repsol SA(41)..............      1,436,323      1,510,035       0.2
                                      79,600      +Telefonica SA(48).........      3,468,790      3,831,890       0.5
                                     273,600      Uralita, SA(9).............      3,765,448      2,298,073       0.3
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN SPAIN      18,832,685     14,712,684       2.1
------------------------------------------------------------------------------------------------------------------------
SWEDEN                                58,100      Autoliv, Inc.(4)...........      1,943,840      1,775,040       0.3
                                     163,200      Castellum AB(45)...........      1,696,428      1,540,077       0.2
                                      16,400      Custos AB 'A'(18)..........        422,398        353,052       0.0
                                      65,500      Custos AB 'B'(18)..........      1,726,494      1,421,646       0.2
                                     202,200      Fastighets AB Tornet(45)...      3,016,155      2,754,833       0.4
                                     102,750      ForeningsSparbanken
                                                    AB(5)....................        875,497      1,454,438       0.2
                                     161,500      Haldex AB(4)...............   2,872,989...      2,114,597       0.3
                                     254,182      Investment AB Bure(30).....      1,159,589      1,349,241       0.2
                                     325,700      Nordbanken Holding
                                                    AB(5)....................      2,207,706      1,909,441       0.3
                                     175,800      +Stora Enso Oyj 'R'(40)....      1,716,250      1,907,827       0.3
                                     122,900      Telefonaktiebolaget LM
                                                    Ericsson (ADR)*(49)......      3,036,253      4,040,338       0.6
                                      42,700      Volvo AB 'B'(3)............      1,190,588      1,241,587       0.2
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN SWEDEN     21,864,187     21,862,117       3.2
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                SHARES                                                            VALUE       PERCENT OF
         COUNTRY                 HELD                  FOREIGN STOCKS++             COST        (NOTE 1a)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
SWITZERLAND                            6,223      Credit Suisse Group
                                                    (Registered Shares)(5)...   $  1,064,229   $  1,078,114       0.2%
                                       7,392      Swisscom AG (Registered
                                                    Shares)(49)..............      2,052,676      2,785,033       0.4
                                       3,320      UBS AG (Registered
                                                    Shares)(6)...............      1,104,272        992,130       0.1
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN
                                                  SWITZERLAND                      4,221,177      4,855,277       0.7
------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                        87,600      AstraZeneca Group
                                                    PLC(19)..................      3,521,087      3,386,644       0.5
                                     294,700      BP Amoco PLC(38)...........      4,867,067      5,278,754       0.8
                                     128,600      Bank of Scotland(5)........      1,491,540      1,701,810       0.3
                                     958,200      Billiton PLC(18)...........      2,538,227      3,339,876       0.5
                                     302,200      The British Land Company
                                                    PLC(45)..................      2,740,743      2,525,636       0.4
                                     143,200      British Telecommunications
                                                    PLC(49)..................      2,326,096      2,398,099       0.4
                                     161,400      +Cable & Wireless
                                                    PLC(50)..................      2,409,348      2,055,769       0.3
                                     768,600      Devro PLC(24)..............      3,607,815      1,707,302       0.3
                                     302,286      Diageo PLC(7)..............      3,411,071      3,154,967       0.4
                                     127,700      Dixons Group PLC(46).......      2,919,158      2,383,966       0.3
                                      69,500      +Energis PLC(49)...........      1,881,764      1,656,588       0.2
                                     107,000      Glaxo Wellcome PLC(42).....      3,419,099      2,971,850       0.4
                                      97,100      HSBC Holdings PLC(5).......      2,595,897      3,437,266       0.5
                                     551,500      Hilton Group PLC(31).......      2,903,710      2,185,115       0.3
                                     379,800      Lloyds TSB Group PLC(5)....      5,150,249      5,145,698       0.7
                                     139,300      The Peninsular and Oriental
                                                    Steam Navigation
                                                    Company(51)..............      2,146,778      2,090,292       0.3
                                     217,800      Reed International
                                                    PLC(44)..................      1,825,809      1,452,264       0.2
                                      84,250      Shell Transport & Trading
                                                    Company (ADR)*(39).......      3,068,309      3,907,094       0.6
                                     296,300      +TeleWest Communications
                                                    PLC(10)..................      1,282,215      1,328,020       0.2
                                     124,200      Vodafone Group PLC(49).....      2,305,105      2,445,809       0.3
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN THE
                                                  UNITED KINGDOM                  56,411,087     54,552,819       7.9
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL FOREIGN STOCKS           277,817,148    296,304,563      43.1
------------------------------------------------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                  FOREIGN BONDS++
------------------------------------------------------------------------------------------------------------------------
GERMANY                        E  22,000,000      BundesObligation, 4.75% due
                                                    11/20/2001(26)...........     26,688,658     23,373,763       3.4
                                                  Bundesrepublik
                                                    Deutschland(26):
                                  24,800,000        4.75% due 7/04/2008......     29,575,091     25,980,180       3.8
                                  13,250,000        4.75% due 7/04/2028......     15,634,405     12,341,557       1.8
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN
                                                  GERMANY                         71,898,154     61,695,500       9.0
------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                 L  16,383,000      United Kingdom Treasury
                                                    Gilt, 7.25% due
                                                    12/07/2007(26)...........     30,494,544     29,138,194       4.2
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN THE
                                                  UNITED KINGDOM                  30,494,544     29,138,194       4.2
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL FOREIGN BONDS            102,392,698     90,833,694      13.2
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONCLUDED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                 FACE               US GOVERNMENT & AGENCY                        VALUE       PERCENT OF
                                AMOUNT                    OBLIGATIONS               COST        (NOTE 1a)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
                                                  Federal National Mortgage
                                                    Association:
                              US$  1,000,000        5.625% due 3/15/2001.....   $  1,004,300   $    998,280       0.1%
                                  10,080,000        5.125% due 2/13/2004.....      9,887,170      9,664,200       1.4
                                  14,840,000        5.75% due 2/15/2008......     14,782,419     14,188,376       2.0
                                   3,250,000        6.375% due 6/15/2009.....      3,244,924      3,222,570       0.5
                                  10,210,000      US Treasury Bonds, 6.625%
                                                    due 2/15/2027............     11,704,166     10,782,679       1.6
                                   2,000,000      US Treasury Notes, 4.25%
                                                    due 11/15/2003...........      1,893,594      1,888,440       0.3
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL US GOVERNMENT &
                                                  AGENCY OBLIGATIONS              42,516,573     40,744,545       5.9
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS..........   $603,528,228    674,954,683      98.1
                                                                                ============
                                                  UNREALIZED APPRECIATION ON
                                                    FORWARD FOREIGN EXCHANGE
                                                    CONTRACTS+++.............                       118,314       0.0
                                                  OTHER ASSETS LESS
                                                    LIABILITIES..............                    12,824,624       1.9
                                                                                               ------------     -----
                                                  NET ASSETS.................                  $687,897,621     100.0%
                                                                                               ============     =====
------------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

+ Non-income producing security.

++ Corresponding industry groups for foreign stocks and bonds:

 (1) Appliances                (19) Drugs                      (37) Multi-Industry
 (2) Automobile                (20) Electrical Equipment       (38) Oil & Related
 (3) Automobile & Equipment    (21) Electronic Components      (39) Oil--Integrated
 (4) Auto--Parts               (22) Electronics                (40) Paper & Forest Products
 (5) Banking                   (23) Finance                    (41) Petroleum
 (6) Banking & Financial       (24) Foods                      (42) Pharmaceutical
 (7) Beverages                 (25) Glass                      (43) Photography
 (8) Broadcasting &            (26) Government (Bonds)         (44) Printing & Publishing
     Publishing                (27) Industrial--Services       (45) Real Estate
 (9) Building Materials        (28) Information Processing     (46) Retail Stores
(10) Cable Television          (29) Insurance                  (47) Semiconductor Capital
     Services                  (30) Investment Management           Equipment
(11) Chemicals                 (31) Leisure                    (48) Steel
(12) Communication Equipment   (32) Machine Tools & Machinery  (49) Telecommunications
(13) Computer Software         (33) Machinery & Equipment      (50) Tires & Rubber
(14) Computers                 (34) Manufacturing              (51) Transport Services
(15) Construction              (35) Merchandising              (52) Utilities--Electric
(16) Cosmetics                 (36) Metals & Mining            (53) Utilities--Water
(17) Distribution                                              (54) Venture Capital
(18) Diversified

+++ Forward foreign exchange contracts as of June 30, 1999 were as follows:

---------------------------------------------------------------------------------------------------
                                                                                       UNREALIZED
                                                                                      APPRECIATION
FOREIGN CURRENCY SOLD                        EXPIRATION DATE                           (Note 1b)
---------------------------------------------------------------------------------------------------
C$  11,600,000                                  July 1999                               $118,314
---------------------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET
(US$ COMMITMENT--$7,970,317)                                                            $118,314
                                                                                        ========
---------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$603,528,228) (Note
  1a).......................................................                $674,954,683
Unrealized appreciation on forward foreign exchange
  contracts (Note 1b).......................................                     118,314
Receivables:
  Securities sold...........................................  $15,327,446
  Interest..................................................    3,447,941
  Dividends.................................................      866,514
  Forward foreign exchange contracts (Note 1b)..............      200,063
  Capital shares sold.......................................          413     19,842,377
                                                              -----------
Prepaid expenses and other assets...........................                      56,606
                                                                            ------------
Total assets................................................                 694,971,980
                                                                            ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................    5,165,851
  Capital shares redeemed...................................      526,420
  Custodian bank (Note 1g)..................................      448,089
  Investment adviser (Note 2)...............................      401,502
  Forward foreign exchange contracts (Note 1b)..............      282,993      6,824,855
                                                              -----------
Accrued expenses and other liabilities......................                     249,504
                                                                            ------------
Total liabilities...........................................                   7,074,359
                                                                            ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................                $687,897,621
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 200,000,000
  shares authorized+........................................                $  4,943,854
Paid-in capital in excess of par............................                 558,605,559
Undistributed investment income--net........................                   3,894,279
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................                  49,121,865
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                  71,332,064
                                                                            ------------
NET ASSETS..................................................                $687,897,621
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $687,897,621 and 49,438,536
  shares outstanding........................................                $      13.91
                                                                            ============
----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Interest and discount earned................................                 $  4,602,529
Dividends (net of $465,315 foreign withholding tax).........                    4,272,794
                                                                             ------------
Total income................................................                    8,875,323
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $  2,321,022
Custodian fees..............................................       131,671
Accounting services (Note 2)................................        75,581
Printing and shareholder reports............................        41,511
Professional fees...........................................        38,372
Directors' fees and expenses................................         8,507
Transfer agent fees (Note 2)................................         2,725
Other.......................................................         3,241
                                                              ------------
Total expenses..............................................                    2,622,630
                                                                             ------------
Investment income--net......................................                    6,252,693
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized gain from:
  Investments--net..........................................    43,122,531
  Foreign currency transactions--net........................     2,466,198     45,588,729
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (18,911,333)
  Foreign currency transactions--net........................      (324,293)   (19,235,626)
                                                              ------------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                   26,353,103
                                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ 32,605,796
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                              JUNE 30, 1999    DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  6,252,693       $  19,776,143
Realized gain on investments and foreign currency
  transactions--net.........................................      45,588,729           1,127,496
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........     (19,235,626)         47,215,144
                                                                -------------      -------------
Net increase in net assets resulting from operations........      32,605,796          68,118,783
                                                                -------------      -------------
--------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1f):
Investment income--net:
  Class A...................................................      (6,709,180)        (32,818,349)
Realized gain on investments--net:
  Class A...................................................              --        (100,559,993)
In excess of realized gains on investments--net:
  Class A...................................................              --          (8,809,833)
                                                                -------------      -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (6,709,180)       (142,188,175)
                                                                -------------      -------------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net decrease in net assets derived from capital share
  transactions..............................................    (104,024,807)        (29,551,610)
                                                                -------------      -------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (78,128,191)       (103,621,002)
Beginning of period.........................................     766,025,812         869,646,814
                                                                -------------      -------------
End of period*..............................................    $687,897,621       $ 766,025,812
                                                                =============      =============
--------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  3,894,279       $   4,350,766
                                                                =============      =============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                       CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE        --------------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                       FOR THE SIX              FOR THE YEAR ENDED DECEMBER 31,
                                                      MONTHS ENDED     --------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:              JUNE 30, 1999++     1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............     $  13.41       $  14.71      $  13.87      $  12.55      $  11.73
                                                        --------       --------      --------      --------      --------
Investment income--net.............................          .12            .34           .35           .28           .39
Realized and unrealized gain on investments and
  foreign currency transactions--net...............          .50            .76          1.21          1.33           .82
                                                        --------       --------      --------      --------      --------
Total from investment operations...................          .62           1.10          1.56          1.61          1.21
                                                        --------       --------      --------      --------      --------
Less dividends and distributions:
  Investment income--net...........................         (.12)          (.55)         (.30)         (.29)         (.39)
  Realized gain on investments--net................           --          (1.70)         (.42)           --            --+
  In excess of realized gain on investments--net...           --           (.15)           --            --            --
                                                        --------       --------      --------      --------      --------
Total dividends and distributions..................         (.12)         (2.40)         (.72)         (.29)         (.39)
                                                        --------       --------      --------      --------      --------
Net asset value, end of period.....................     $  13.91       $  13.41      $  14.71      $  13.87      $  12.55
                                                        ========       ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.................        4.64%++        8.87%        11.94%        13.17%        10.60%
                                                        ========       ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................................         .73%*          .72%          .73%          .71%          .72%
                                                        ========       ========      ========      ========      ========
Investment income--net.............................        1.75%*         2.40%         2.33%         2.68%         3.33%
                                                        ========       ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...........     $687,898       $766,026      $869,647      $870,203      $540,242
                                                        ========       ========      ========      ========      ========
Portfolio turnover.................................       60.25%        120.59%       108.66%       173.44%        27.23%
                                                        ========       ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Amount is less than $.01 per share.

++ Based on average shares outstanding.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Strategy Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses.

--------------------------------------------------------------------------------

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Custodian bank--The Fund recorded an amount payable to the Custodian bank reflecting an overnight overdraft, which resulted from timing differences of security transaction settlements.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $42,856 in commissions on the execution of portfolio security transactions.

  For the six months ended June 30, 1999, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $240 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $428,922,662 and $537,576,904, respectively.

--------------------------------------------------------------------------------

  Net realized gains (losses) for the six months ended June 30, 1999 and net unrealized gains (losses) as of June 30, 1999 were as follows:

--------------------------------------------------------------------
                                       Realized         Unrealized
                                    Gains (Losses)    Gains (Losses)
--------------------------------------------------------------------
Long-term investments.............   $43,122,531       $71,426,455
Foreign currency transactions.....    (3,994,164)         (212,705)
Forward foreign exchange
 contracts........................     6,460,362           118,314
                                     -----------       -----------
Total.............................   $45,588,729       $71,332,064
                                     ===========       ===========
--------------------------------------------------------------------

  At June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $71,426,455, of which $106,635,204 related to appreciated securities and $35,208,749 related to depreciated securities. At June 30, 1999, the aggregate cost of investments for Federal income tax purposes was $603,528,228.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $104,024,807 and $29,551,610 for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
  Class A for the Six Months Ended                     Dollar
           June 30, 1999                Shares         Amount
-----------------------------------------------------------------
Shares sold.........................      46,014    $     621,005
Shares issued to shareholders in
 reinvestment of dividends..........     502,184        6,709,180
                                      ----------    -------------
Total issued........................     548,198        7,330,185
Shares redeemed.....................  (8,253,810)    (111,354,992)
                                      ----------    -------------
Net decrease........................  (7,705,612)   $(104,024,807)
                                      ==========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
    Class A for the Year Ended                         Dollar
         December 31, 1998             Shares          Amount
-----------------------------------------------------------------
Shares sold........................      234,661    $   3,070,103
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.....................   11,480,542      142,188,175
                                     -----------    -------------
Total issued.......................   11,715,203      145,258,278
Shares redeemed....................  (13,691,765)    (174,809,888)
                                     -----------    -------------
Net decrease.......................   (1,976,562)   $ (29,551,610)
                                     ===========    =============
-----------------------------------------------------------------

5. COMMITMENTS:

At June 30, 1999, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it agreed to purchase and sell various foreign currencies with a value of approximately $2,283,000 and $7,964,000, respectively.

6. SUBSEQUENT EVENT:

On July 7, 1999, the Company's Board of Directors declared an ordinary income dividend in the amount of $.022008 per Class A Share and a long-term capital gains distribution in the amount of $.076065 per Class A Share, payable on July 14, 1999 to shareholders of record as of July 6, 1999.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
JUNE 30, 1999--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

There were some conflicting signals regarding the future direction of the US economy during the six months ended June 30, 1999. However, on balance the economic outlook continued to be positive. The US economic expansion is ongoing, especially in the consumer sector. Economic growth is not occurring at inflationary rates, although the Organization of Petroleum Exporting Countries
(OPEC) successfully engineered a near-term increase in the price of crude oil. Against this backdrop, the US Federal Reserve Board raised the Federal Funds rate 0.25% at its June 30, 1999 meeting. Outside of the United States, signs of growth are less apparent in other major industrial economies. European equity markets have entered a period of consolidation, and investors are looking for evidence of an economic pickup. In Japan, there are not yet clear signs that Japan's economy is improving. There were growing signs of improvement in some emerging economies (most notably South Korea and Mexico), although concerns remain for others (such as Brazil and Argentina).

  In the US capital markets, long-term interest rates rose during the June quarter. While the spread between yields on Treasury securities and corporate issues of similar maturities has narrowed somewhat, it remains wide by historic standards. Although the US stock market exhibited greater price volatility, its advances broadened beyond relatively few growth stocks to the previously languishing cyclical sectors.

INVESTMENT ENVIRONMENT

The consolidation trend in the utility sector is spreading worldwide. Merger and acquisition activity has increased both domestically and internationally. Examples include the combination of the UK-based international cellular company, Vodaphone Group PLC (a Fund holding) and US-based global cellular operator, AirTouch Communications. The bidding contest between the Italian company Olivetti SpA and Deutsche Telekom AG for the telecommunications services provider Telecom Italia SpA, also a Fund holding, is another example. Activity has not only focused on the fast-growing telecommunications sector but has also taken place in the electric and water sectors. Scottish Power PLC is in the process of acquiring the Oregon-based electric utility company PacifiCorp., another Fund holding. In approving this transaction and the National Grid
(UK)--New England Electric System purchase, Federal Energy Regulatory Commission Chairman James Hoecker said it was noteworthy that as US electric power markets deregulate, individual utilities are sought out by foreign buyers. "These mergers illustrate," Mr. Hoecker said, "how attractive US utilities are to foreign capital markets."

  Fund holding Vivendi, a leader in the water business and headquartered in France, has acquired United States Filter Corporation, which provides water and wastewater treatment systems, products and services to all customer classes. Yorkshire Water, of the United Kingdom, just announced its first US acquisition, the Connecticut-based water treatment service company, Aquarion Co.

  This recent cross border activity in the utility sector is in addition to the numerous joint ventures and partnerships that have already occurred. Some examples in this area include the Philadelphia-based electric utility company PECO Energy Company joining with the UK-based nuclear electric company British Energy to purchase and/or operate nuclear plants in the United States. In addition, France Telecom and Deutsche TeleKom each owns a position in the US-based telecommunications provider Sprint Corporation.

  Turning to just US-based utility companies, we have seen an acceleration in the merger and acquisition activity that has been occurring for some time now. Recent activity in this region has included the natural gas company El Paso Energy Corporation proposing to buy Fund holding Sonat Inc., another natural gas pipeline company. Global Crossing Ltd., a provider of global long-distance telecommunications facilities and services, which has agreed to purchase the telecommunications provider Frontier Corporation, a Fund holding, has found itself in a bidding war with Qwest Communications. On the electric side, Denver-based New Century Energies, Inc. and Minneapolis-based Northern States Power have announced plans to merge operations.

  This heightened level of activity among utilities might imply the opportunity for enhanced growth driven by both revenues and cost reductions. Combining common operations, increased usage of existing and new technologies over a larger operating base and labor force rationalization may all result in reduced expenditures. With the prospects for growth seemingly improving as a result of the current consolidation trend in the utility industry, we expect to see attractive investment opportunities.

PORTFOLIO MATTERS

During the first half of 1999, the Fund's overweighted strategy in European-based utility

--------------------------------------------------------------------------------

stocks was negatively impacted by the surprising strength in the US dollar relative to the euro. Reduced economic growth estimates for the region and nervousness over the direction of interest rates both in the United States and abroad, coupled with the military action in Kosovo, contributed to this euro weakness. Fundamentally, we believe the outlook for many of the Fund's holdings in the European region has improved. Increased usage of the Internet is driving demand for basic telecommunications services, and better pricing with improved technology is raising the penetration and usage of mobile telephones. This has been particularly evident in the results from Italy, Spain and the United Kingdom. Finally, with continued higher interest rates in the United States a possibility and considering the adverse derivative effects that they may have on emerging markets, the assessment of risk versus return among global utilities remains a challenge.

  The issue of Year 2000 (Y2K) compliance has also had an impact on the composition of the Fund's portfolio. Y2K testing is an issue of some prominence at certain agencies regulating utilities such as the Department of Energy, the Nuclear Regulatory Commission and the Federal Communications Commission, among many others. We have had concerns as to the level of Y2K preparedness among utility companies, especially those in emerging markets. Consequently, we have underweighted the portfolio of equity holdings in emerging markets.

PORTFOLIO ACTIVITIES

In the first half of 1999, we continued to reduce and eliminate holdings that no longer fit our investment criteria and to add to existing positions and new holdings as the opportunities arose. For instance, during the June quarter we added to one domestic utility company, Houston-based Reliant Energy, Inc. The company provides both electric and natural gas to consumers. The company also has interests in South American electric utilities. Recent news coming from the Texas regulatory authorities has been constructive for the company's outlook. We also eliminated three holdings and reduced weightings in six holdings based on valuation and fundamental considerations.

IN CONCLUSION

We appreciate your investment in Global Utility Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Walter D. Rogers
Walter D. Rogers
Senior Vice President and Portfolio Manager

July 28, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/99                                                       +14.04%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                                                  +17.18
--------------------------------------------------------------------------------
Inception (7/01/93) through 6/30/99                                       +13.72
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +14.04%          +0.84%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999                      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                        VALUE       PERCENT OF
    COUNTRY           INDUSTRY        HELD                COMMON STOCKS              COST        (NOTE 1a)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
AUSTRALIA        TELECOMMUNICATIONS   257,600    +Cable & Wireless Optus
                                                   Limited......................  $   350,913   $    586,539       0.5%
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--GAS       443,055    Australian Gas Light Company
                                                   Limited......................    1,299,845      2,695,042       2.0
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN
                                                 AUSTRALIA                          1,650,758      3,281,581       2.5
-------------------------------------------------------------------------------------------------------------------------
BRAZIL           TELECOMMUNICATIONS    10,300    Embratel Participacoes SA
                                                   (ADR)*.......................      218,398        142,912       0.1
                                        1,030    Tele Celular Sul Participacoes
                                                   SA (ADR)*....................       16,579         22,338       0.0
                                        3,433    +Tele Centro Oeste Celular
                                                   Participacoes SA (ADR)*......       10,362         13,517       0.0
                                        2,060    Tele Centro Sul Participacoes
                                                   SA (ADR)*....................      120,517        114,330       0.1
                                          206    Tele Leste Celular
                                                   Participacoes SA (ADR)*......        5,548          6,129       0.0
                                          515    Tele Nordeste Celular
                                                   Participacoes SA (ADR)*......        7,652         13,905       0.0
                                          206    Tele Norte Celular
                                                   Participacoes SA (ADR)*......        3,204          5,575       0.0
                                       10,300    Tele Norte Leste Participacoes
                                                   SA (ADR)*....................      158,618        191,194       0.2
                                        2,060    Tele Sudeste Celular
                                                   Participacoes SA (ADR)*......       65,679         59,740       0.0
                                       10,300    +Telecomunicacoes Brasileiras
                                                   SA--Telebras (ADR)*..........          797            644       0.0
                                          515    Telemig Celular Participacoes
                                                   SA (ADR)*....................       14,985         12,682       0.0
                                        4,120    Telesp Celular Participacoes SA
                                                   (ADR)*.......................      132,633        110,210       0.1
                                       10,300    Telesp Participacoes SA
                                                   (ADR)*.......................      388,972        235,612       0.2
                                                                                  -----------   ------------     -----
                                                                                    1,143,944        928,788       0.7
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC   100,000   Companhia Paranaense de
                                                   Energia--Copel (ADR)*........    1,800,000        837,500       0.6
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN BRAZIL      2,943,944      1,766,288       1.3
-------------------------------------------------------------------------------------------------------------------------
CHILE            UTILITIES--ELECTRIC    20,132   Enersis SA (ADR)*..............      430,125        460,520       0.3
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN CHILE         430,125        460,520       0.3
-------------------------------------------------------------------------------------------------------------------------
DENMARK          TELECOMMUNICATIONS    56,300    Tele Danmark A/S (ADR)*........      677,188      1,449,725       1.1
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN DENMARK       677,188      1,449,725       1.1
-------------------------------------------------------------------------------------------------------------------------
FINLAND          TELECOMMUNICATIONS     6,236    Sonera Group Oyj...............       54,835        136,249       0.1
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--OIL &      36,200    Fortum Corporation, the IVO-
                 GAS                               Neste Group..................      229,591        174,973       0.1
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN FINLAND       284,426        311,222       0.2
-------------------------------------------------------------------------------------------------------------------------
FRANCE           UTILITIES--WATER      50,952    Vivendi........................    1,939,819      4,124,749       3.1
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN FRANCE      1,939,819      4,124,749       3.1
-------------------------------------------------------------------------------------------------------------------------
GERMANY          TELECOMMUNICATIONS     8,927    Deutsche Telekom AG............      186,171        374,427       0.3
                                        2,010    Mannesmann AG..................      179,264        299,747       0.2
                                                                                  -----------   ------------     -----
                                                                                      365,435        674,174       0.5
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                        VALUE       PERCENT OF
    COUNTRY           INDUSTRY        HELD                COMMON STOCKS              COST        (NOTE 1a)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
GERMANY          UTILITIES--ELECTRIC    15,000   RWE AG.........................  $   674,750   $    693,955       0.5%
(CONCLUDED)
                                       20,000    Veba AG........................      652,699      1,174,884       0.9
                                        1,500    Viag AG........................      661,615        708,022       0.5
                                                                                  -----------   ------------     -----
                                                                                    1,989,064      2,576,861       1.9
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN GERMANY     2,354,499      3,251,035       2.4
-------------------------------------------------------------------------------------------------------------------------
ITALY            TELECOMMUNICATIONS   651,600    Telecom Italia Mobile (TIM)
                                                   SpA..........................      620,263      3,888,211       2.9
                                      405,333    Telecom Italia SpA.............      950,865      4,210,781       3.2
                                      761,900    Telecom Italia SpA (Registered
                                                   Non-Convertible).............    1,629,934      4,130,226       3.1
                                                                                  -----------   ------------     -----
                                                                                    3,201,062     12,229,218       9.2
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC   138,000   AEM SpA........................      130,809        246,045       0.2
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--GAS       513,400    Italgas SpA....................    1,581,576      2,153,478       1.6
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN ITALY       4,913,447     14,628,741      11.0
-------------------------------------------------------------------------------------------------------------------------
JAPAN            TELECOMMUNICATIONS       110    Nippon Telegraph & Telephone
                                                   Corporation (NTT)............      938,963      1,282,030       1.0
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN JAPAN         938,963      1,282,030       1.0
-------------------------------------------------------------------------------------------------------------------------
MEXICO           TELECOMMUNICATIONS    14,500    Telefonos de Mexico, SA de CV
                                                   (ADR)*.......................      914,790      1,171,781       0.9
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN MEXICO        914,790      1,171,781       0.9
-------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND      TELECOMMUNICATIONS    20,100    Telecom Corporation of New
                                                   Zealand Limited(ADR)*........      477,195        702,244       0.5
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN NEW
                                                 ZEALAND                              477,195        702,244       0.5
-------------------------------------------------------------------------------------------------------------------------
PHILIPPINES      TELECOMMUNICATIONS    43,600    Philippine Long Distance
                                                   Telephone Company (ADR)*.....    1,270,791      1,313,450       1.0
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN THE
                                                 PHILIPPINES                        1,270,791      1,313,450       1.0
-------------------------------------------------------------------------------------------------------------------------
PORTUGAL         TELECOMMUNICATIONS    32,120    Portugal Telecom SA (ADR)*.....      734,520      1,322,943       1.0
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC    29,940   EDP-Electricidade de Portugal,
                                                   SA (ADR)*....................    1,333,900      1,074,098       0.8
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN PORTUGAL    2,068,420      2,397,041       1.8
-------------------------------------------------------------------------------------------------------------------------
SPAIN            TELECOMMUNICATIONS    36,965    +Telefonica, SA (ADR)*.........    1,416,829      5,438,487       4.1
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC    91,600   Endesa, SA (ADR)*..............    1,092,526      1,946,500       1.5
                                       22,500    Hidroelectrica del Cantabrico,
                                                   SA...........................      251,742        323,711       0.2
                                      131,000    Iberdrola, SA..................      879,896      1,994,077       1.5
                                                                                  -----------   ------------     -----
                                                                                    2,224,164      4,264,288       3.2
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN SPAIN       3,640,993      9,702,775       7.3
-------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   TELECOMMUNICATIONS    57,000    British Telecommunications
                                                   PLC..........................      406,712        954,551       0.7
                                       10,000    British Telecommunications PLC
                                                   (ADR)*.......................      741,450      1,712,500       1.3
                                       88,700    Cable & Wireless PLC...........    1,132,309      1,129,782       0.8
                                       45,000    Vodafone AirTouch PLC (ADR)*...    1,328,885      8,865,000       6.7
                                                                                  -----------   ------------     -----
                                                                                    3,609,356     12,661,833       9.5
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                        VALUE       PERCENT OF
    COUNTRY           INDUSTRY        HELD                COMMON STOCKS              COST        (NOTE 1a)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
UNITED           UTILITIES--ELECTRIC   167,500   National Power PLC.............  $ 1,238,839   $  1,219,123       0.9%
KINGDOM                                95,139    PowerGen PLC...................      705,721      1,025,193       0.8
                                                                                  -----------   ------------     -----
                                                                                    1,944,560      2,244,316       1.7
(CONCLUDED)
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN THE
                                                 UNITED KINGDOM                     5,553,916     14,906,149      11.2
-------------------------------------------------------------------------------------------------------------------------
UNITED STATES    TELECOMMUNICATIONS    25,500    AT&T Corp. ....................      683,145      1,423,219       1.1
                                       46,400    Ameritech Corporation..........      929,738      3,410,400       2.6
                                       47,616    Bell Atlantic Corporation......    1,184,107      3,112,896       2.3
                                       58,000    BellSouth Corporation..........      899,905      2,718,750       2.0
                                       42,000    Frontier Corporation...........      969,520      2,478,000       1.8
                                       33,500    GTE Corporation................    1,124,815      2,537,625       1.9
                                       40,000    +MCI WorldCom Inc..............    1,323,316      3,440,000       2.6
                                       46,600    SBC Communications Inc. .......      982,372      2,702,800       2.0
                                       42,000    Sprint Corp. (FON Group).......      531,544      2,218,125       1.7
                                       10,500    Sprint Corp. (PCS Group).......       68,289        599,812       0.5
                                       24,900    U S WEST, Inc. ................      606,619      1,462,875       1.1
                                                                                  -----------   ------------     -----
                                                                                    9,303,370     26,104,502      19.6
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC    65,600   Allegheny Energy, Inc. ........    1,689,846      2,103,300       1.6
                                       25,000    American Electric Power
                                                   Company, Inc. ...............    1,092,125        939,062       0.7
                                       55,500    BEC Energy.....................    1,472,300      2,289,375       1.7
                                       38,192    Cinergy Corp. .................      885,217      1,222,144       0.9
                                       49,300    Consolidated Edison, Inc. .....    1,597,050      2,230,825       1.7
                                       31,500    DTE Energy Company.............      989,953      1,260,000       0.9
                                       31,000    Duke Energy Corporation........    1,172,492      1,685,625       1.3
                                       31,000    Edison International...........      544,360        829,250       0.6
                                       67,600    Energy East Corporation........      932,936      1,757,600       1.3
                                       54,300    Entergy Corporation............    1,905,240      1,696,875       1.3
                                       21,500    FPL Group, Inc. ...............      985,059      1,174,437       0.9
                                       47,200    GPU, Inc. .....................    1,343,992      1,991,250       1.5
                                       44,000    New Century Energies, Inc. ....    1,312,146      1,707,750       1.3
                                       89,100    NiSource Inc. .................    1,405,792      2,299,894       1.7
                                       72,800    PacifiCorp. ...................    1,401,416      1,337,700       1.0
                                       49,200    Reliant Energy, Inc. ..........    1,104,129      1,359,150       1.0
                                       25,100    The Southern Company...........      484,836        665,150       0.5
                                       42,000    TXU Corp.......................    1,438,834      1,732,500       1.3
                                                                                  -----------   ------------     -----
                                                                                   21,757,723     28,281,887      21.2
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--GAS        28,800    The Coastal Corporation........      449,913      1,152,000       0.8
                                       36,800    El Paso Energy Corporation.....      660,653      1,294,900       1.0
                                       15,000    Enron Corp. ...................      690,790      1,226,250       0.9
                                       33,000    KeySpan Corporation............      855,855        870,375       0.7
                                       26,100    National Fuel Gas Company......      788,314      1,265,850       1.0
                                       25,000    New Jersey Resources
                                                   Corporation..................      656,623        935,937       0.7
                                       50,000    Sempra Energy..................    1,184,750      1,131,250       0.8
                                       16,600    Sonat Inc. ....................      551,950        549,875       0.4
                                       42,000    Washington Gas Light Company...      871,676      1,092,000       0.8
                                       24,000    The Williams Companies,
                                                   Inc. ........................      261,000      1,021,500       0.8
                                                                                  -----------   ------------     -----
                                                                                    6,971,524     10,539,937       7.9
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--WATER      33,300    Philadelphia Suburban
                                                   Corporation..................      722,194        767,981       0.6
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS IN THE
                                                 UNITED STATES                     38,754,811     65,694,307      49.3
-------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN COMMON
                                                 STOCKS                            68,814,085    126,443,638      94.9
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONCLUDED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                      FACE                                                         VALUE       PERCENT OF
                                     AMOUNT           SHORT-TERM SECURITIES          COST        (NOTE 1a)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**                  $1,429,000   General Motors Acceptance
                                                   Corp., 5.63% due 7/01/1999...  $ 1,428,777   $  1,428,777       1.1%
-------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN SHORT-TERM
                                                 SECURITIES                         1,428,777      1,428,777       1.1
-------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS..............  $70,242,862    127,872,415      96.0
                                                                                  ===========
                                                 OTHER ASSETS LESS
                                                   LIABILITIES..................                   5,313,982       4.0
                                                                                                ------------     -----
                                                 NET ASSETS.....................                $133,186,397     100.0%
                                                                                                ============     =====
-------------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$70,242,862) (Note
  1a).......................................................               $127,872,415
Cash........................................................                    315,085
Foreign cash (Note 1c)......................................                     50,901
Receivables:
  Securities sold...........................................  $4,864,881
  Dividends.................................................     289,545      5,154,426
                                                              ----------
Deferred organization expenses (Note 1f)....................                        684
Prepaid expenses and other assets...........................                     10,493
                                                                           ------------
Total assets................................................                133,404,004
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser (Note 2)...............................      73,125
  Capital shares redeemed...................................      32,559
  Securities purchased......................................      31,943        137,627
                                                              ----------
Accrued expenses and other liabilities......................                     79,980
                                                                           ------------
Total liabilities...........................................                    217,607
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $133,186,397
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................               $    805,205
Paid-in capital in excess of par............................                 67,644,429
Undistributed investment income--net........................                    813,327
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................                  6,296,329
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                 57,627,107
                                                                           ------------
NET ASSETS..................................................               $133,186,397
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $133,186,397 and 8,052,045
  shares outstanding........................................               $      16.54
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $98,265 foreign withholding tax)..........                $ 1,774,901
Interest and discount earned................................                     32,926
                                                                            -----------
Total income................................................                  1,807,827
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $   410,946
Custodian fees..............................................       21,058
Accounting services (Note 2)................................       13,281
Professional fees...........................................        7,663
Printing and shareholder reports............................        6,932
Transfer agent fees (Note 2)................................        2,460
Directors' fees and expenses................................        1,480
Pricing services............................................        1,301
Amortization of organization expenses (Note 1f).............          328
Other.......................................................        1,126
                                                              -----------
Total expenses..............................................                    466,575
                                                                            -----------
Investment income--net......................................                  1,341,252
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized gain from:
  Investments--net..........................................    6,295,141
  Foreign currency transactions--net........................        1,198     6,296,339
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (6,674,349)
  Foreign currency transactions--net........................       (4,703)   (6,679,052)
                                                              -----------   -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................                   (382,713)
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $   958,539
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
             INCREASE (DECREASE) IN NET ASSETS:                 JUNE 30, 1999    DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------

OPERATIONS:
Investment income--net......................................    $  1,341,252       $  3,302,910
Realized gain on investments and foreign currency
  transactions--net.........................................       6,296,339          4,738,767
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........      (6,679,052)        21,827,828
                                                                ------------       ------------
Net increase in net assets resulting from operations........         958,539         29,869,505
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1g):
Investment income--net:
  Class A...................................................      (1,072,483)        (3,589,798)
Realized gain on investments--net:
  Class A...................................................      (4,759,516)        (6,606,938)
                                                                ------------       ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (5,831,999)       (10,196,736)
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net decrease in net assets derived from capital shares
  transactions..............................................      (6,918,295)       (12,900,783)
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................     (11,791,755)         6,771,986
Beginning of period.........................................     144,978,152        138,206,166
                                                                ------------       ------------
End of period*..............................................    $133,186,397       $144,978,152
                                                                ============       ============
--------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $    813,327       $    544,558
                                                                ============       ============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                   CLASS A
    BEEN DERIVED FROM INFORMATION PROVIDED IN THE       -------------------------------------------------------------
                FINANCIAL STATEMENTS.
                                                         FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
                                                         MONTHS ENDED    --------------------------------------------
       INCREASE (DECREASE) IN NET ASSET VALUE:          JUNE 30, 1999+    1998+        1997        1996        1995
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................      $  17.08      $  14.84    $  12.19    $  11.30    $   9.45
                                                           --------      --------    --------    --------    --------
Investment income--net...............................           .16           .36         .43         .46         .45
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net.............          (.01)         2.99        2.66         .95        1.79
                                                           --------      --------    --------    --------    --------
Total from investment operations.....................           .15          3.35        3.09        1.41        2.24
                                                           --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.............................          (.13)         (.40)       (.44)       (.52)       (.39)
  Realized gain on investments--net..................          (.56)         (.71)         --          --          --
                                                           --------      --------    --------    --------    --------
Total dividends and distributions....................          (.69)        (1.11)       (.44)       (.52)       (.39)
                                                           --------      --------    --------    --------    --------
Net asset value, end of period.......................      $  16.54      $  17.08    $  14.84    $  12.19    $  11.30
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...................          .84%++      24.06%      25.90%      12.96%      24.33%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................          .68%*         .68%        .67%        .66%        .66%
                                                           ========      ========    ========    ========    ========
Investment income--net...............................         1.96%*        2.39%       3.21%       3.90%       4.44%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............      $133,186      $144,978    $138,206    $142,438    $148,225
                                                           ========      ========    ========    ========    ========
Portfolio turnover...................................         1.49%         5.20%       7.70%      11.39%      11.05%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL UTILITY FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Utility Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write call and put options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses.

--------------------------------------------------------------------------------

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Trans-actions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.
  (g) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.60% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $6,926 in commissions on the execution of portfolio security transactions for the Fund.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $2,012,351 and $17,237,795, respectively.

  Net realized gains for the six months ended June 30, 1999 and net unrealized gains (losses) as of June 30, 1999 were as follows:

-------------------------------------------------------------------
                                        Realized       Unrealized
                                         Gains       Gains (Losses)
-------------------------------------------------------------------
Long-term investments................  $6,295,141     $57,629,553
Foreign currency transactions........       1,198          (2,446)
                                       ----------     -----------
Total................................  $6,296,339     $57,627,107
                                       ==========     ===========
-------------------------------------------------------------------

  At June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated

--------------------------------------------------------------------------------

$57,629,553, of which $59,675,285 related to appreciated securities and $2,045,732 related to depreciated securities. At June 30, 1999, the aggregate cost of investments for Federal income tax purposes was $70,242,862.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $6,918,295 and $12,900,783 for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

  Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 1999                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      204,779    $  3,342,366
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................      349,256       5,831,998
                                         ----------    ------------
Total issued..........................      554,035       9,174,364
Shares redeemed.......................     (990,015)    (16,092,659)
                                         ----------    ------------
Net decrease..........................     (435,980)   $ (6,918,295)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1998                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     539,702    $  8,222,908
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     707,068      10,196,735
                                       ----------    ------------
Total issued.........................   1,246,770      18,419,643
Shares redeemed......................  (2,073,134)    (31,320,426)
                                       ----------    ------------
Net decrease.........................    (826,364)   $(12,900,783)
                                       ==========    ============
-----------------------------------------------------------------

5. COMMITMENTS:

At June 30, 1999, the Fund had entered into foreign exchange contracts under which it had agreed to sell foreign currency with an approximate value of $183,000.

6. SUBSEQUENT EVENT:

On July 7, 1999, the Company's Board of Directors declared an ordinary income dividend in the amount of $.102225 per Class A Share payable on July 14, 1999 to shareholders of record as of July 6, 1999.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
JUNE 30, 1999--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

During the six months ended June 30, 1999, the US fixed-income market was characterized by a dramatic shift in investor psychology that saw a flight-to-quality mentality transformed into a flight-from-quality bias. Specifically, interest rates trended higher and the yield curve flattened as investors priced in the possibility that the Federal Reserve Board would seek to tighten monetary policy by mid-year. The Federal Reserve Board's shift in policy toward a tightening bias was being driven by its concern that the domestic economy was growing at a pace sufficient to rekindle the inflationary fires. Furthermore, many investors were convinced that the liquidity problems that had developed as a result of both the deterioration of the emerging market economies and the excessive amount of financial leverage in the system were now behind us. On June 30, 1999, the Federal Reserve Board raised its overnight funds rate by 0.25% to 5.00% and simultaneously shifted to a neutral posture.

  As we entered the six-month period ended June 30, 1999, the overall tone of the Treasury market was relatively upbeat since most investors were expecting technical conditions to remain strong and the Federal Reserve Board to continue on an accommodative road as the domestic economy began to feel the negative impact of the rising trade deficit. Although the Federal Reserve Board had moved from an accommodative bias to a neutral posture, investors still believed it was possible for the Federal Funds rate to reach 4% by mid-year since the economic environment slowed down. However, this optimism would not last as first quarter US gross domestic product growth rose an unexpectedly strong 4.5%, spurred on by consumer spending, which jumped 6.7%. Clearly, consumers were benefiting from a low unemployment rate and the wealth effect generated from a booming stock market.

  Overseas, Asian countries, at the heart of the crises in 1998, exhibited the beginnings of economic recovery. This global recovery led to fears of a rekindling of inflation. Commodities, such as copper, gained in price. More importantly, the price of oil surged, spurred on mainly by an agreement by the OPEC to limit production, but also on expectations of increased demand by recovering economies. While the reported producer price index for April showed only a 0.2% increase (excluding food and energy), the core consumer price index
(CPI) rose a greater-than-expected 0.7% for April, well above expectations and the largest increase since April 1989. At this point, most investors believed the Federal Reserve Board would raise short-term interest rates by at least 25 basis points (0.25%) at the late June Federal Open Market Committee (FOMC) meeting.

  Although investors were relieved to see a complete reversal of April's inflationary picture in May and June (particularly as the CPI was unchanged), most investors still believed the Federal Reserve Board would remain committed to a course of tighter monetary policy. The forward market, which had priced in approximately 120 basis points prior to the most recent inflationary release, still projected a 50 basis point--75 basis point aggregate move by the Federal Reserve Board at mid-month. The yield on the 30-year Treasury bond, which began the year at 5%, traded to a high of 6.17% in June. At that time we were not surprised by the Federal Reserve Board's increase of 25 basis points at its June 30, 1999 FOMC meeting, followed by a wait and see attitude to gauge the strength of the economy and any inflationary pressures that may build.

PORTFOLIO MATTERS

In anticipation of the volatile interest rate environment, we increased our allocation to mortgage-backed securities (MBS) throughout the year. We started 1999 with a minimal MBS position. However, expanded prospectus language allowed us a greater participation in MBS, and currently the Fund has a 41% net asset allocation in this sector. As a result, the Fund is now benchmarked against the Salomon Government Mortgage Index given the enhanced flexibility the Fund has relative to MBS. Furthermore, we believe this allows the Fund to be more closely aligned with its competitive Lipper peer group. Concurrently, our Treasury holdings fell from approximately 50% of net assets to 35% during the same period, well below the benchmark allocation of 46%. We initially reduced our allocation to Government agency debentures in line with the 15% weighting of the Salomon Government/Mortgage Index. However, we recently increased our weighting to 25% of net assets. We believed that the intermediate sector of the agency yield curve contained some very attractive relative values following the spread widening that characterized this market since the beginning of the second quarter of 1999. We sold short-term and intermediate-term Treasury issues and invested the proceeds in similar maturity agency securities. We shortened duration when we shifted to the new Index, and have held it steady at 4.7 years, in close proximity to the Index.

--------------------------------------------------------------------------------

  We extended the average life of the Fund modestly to 8.4 years through agency debentures as interest rates rose and spreads widened. With respect to MBS, we focused on 30-year collateral with a particular interest on higher coupon issues given our expectations for interest rates to rise through the period. Unfortunately, the premium for this type of collateral rose as interest rates increased, making it difficult to accumulate the amount we wanted. Recently, we also focused on short-dated agency securities where breakeven levels relative to Treasury issues were attractive.

IN CONCLUSION

We appreciate your investment in Government Bond Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategy with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Christopher G. Ayoub
Christopher G. Ayoub
Senior Vice President and Portfolio Manager

July 28, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/99                                                        +2.40%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                                                   +6.72
--------------------------------------------------------------------------------
Inception (5/02/94) through 6/30/99                                        +6.61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                    +2.40%         -2.27%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

                                 FACE                                                                        VALUE
                                AMOUNT                         ISSUE                           COST        (Note 1a)
----------------------------------------------------------------------------------------------------------------------
                                            US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
FEDERAL FARM CREDIT                         Federal Farm Credit Bank:
BANK--3.3%                    $ 4,200,000   5% due 1/14/2002...........................    $  4,196,976   $  4,126,500
                                2,000,000   6.27% due 7/10/2002........................       2,013,620      2,015,620
                                7,000,000   5.75% due 12/07/2028.......................       6,928,530      6,142,500
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL FEDERAL FARM CREDIT BANK                   13,139,126     12,284,620
----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                           Federal Home Loan Bank:
BANK--5.9%                      7,500,000   5.50% due 8/13/2001........................       7,426,500      7,451,925

                               10,000,000   6.175% due 6/28/2002.......................       9,984,000      9,957,800
                                4,635,000   6.175% due 4/17/2008.......................       4,606,031      4,451,778
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL FEDERAL HOME LOAN BANK                     22,016,531     21,861,503
----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME                                Federal Home Loan Mortgage Corporation+:
LOAN MORTGAGE
CORPORATION--16.3%

                                4,500,000   6.56% due 3/25/2016........................       4,498,875      4,522,500
                                5,884,046   7% due 12/15/2020..........................       5,979,661      5,843,563
                                5,962,155   6.30% due 5/15/2026........................       5,881,107      5,814,949
                                            Federal Home Loan Mortgage Corporation
                                              Participation Certificates+:
                                5,500,000   6% due 4/14/2004...........................       5,499,934      5,372,785
                                5,000,000   5.50% due 2/15/2028........................       4,775,781      4,567,650
                                            Federal Home Loan Mortgage Corporation
                                              Participation Certificates--Gold
                                              Program+:
                               17,000,000   7% due 1/01/2020...........................      16,845,937     16,819,290
                                  444,200   7.50% due 2/01/2023........................         456,623        449,610
                                  100,697   7.50% due 5/01/2024........................         103,513        101,861
                                2,426,003   7.50% due 6/01/2024........................       2,493,855      2,454,048
                                1,595,038   7.50% due 7/01/2024........................       1,639,649      1,613,138
                                2,438,769   7.50% due 8/01/2024........................       2,506,979      2,466,205
                                  646,326   7.50% due 9/01/2024........................         664,403        653,597
                                  403,042   7.50% due 12/01/2024.......................         414,315        407,702
                                  764,262   7.50% due 4/01/2025........................         785,637        773,571
                                1,195,288   7.50% due 8/01/2025........................       1,228,719      1,208,735
                                  375,973   7.50% due 11/01/2025.......................         386,489        380,082
                                  652,640   7.50% due 2/01/2026........................         670,894        660,185
                                   35,635   7.50% due 4/01/2026........................          36,631         36,024
                                   34,381   7.50% due 5/01/2026........................          35,342         34,756
                                  186,582   7.50% due 7/01/2026........................         191,801        188,621
                                  870,365   7.50% due 8/01/2026........................         894,708        879,878
                                1,361,184   7.50% due 2/01/2027........................       1,399,255      1,376,062
                                  693,532   7.50% due 4/01/2027........................         712,929        701,113
                                   58,019   7.50% due 6/01/2027........................          59,642         58,653
                                  268,978   7.50% due 10/01/2027.......................         276,502        271,918
                                   31,742   7.50% due 11/01/2027.......................          32,630         32,089
                                   31,649   7.50% due 12/01/2027.......................          32,534         31,995
                                  202,345   7.50% due 1/01/2028........................         208,004        204,556
                                   20,597   7.50% due 2/01/2028........................          21,173         20,822
                                   59,606   7.50% due 4/01/2028........................          61,273         60,257
                                  279,620   7.50% due 5/01/2028........................         287,441        282,676
                                   47,561   7.50% due 1/01/2029........................          48,891         48,081
                                1,118,455   7.50% due 3/01/2029........................       1,149,737      1,130,680
                                1,397,612   7.50% due 4/01/2029........................       1,436,702      1,414,895
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL FEDERAL HOME LOAN MORTGAGE
                                            CORPORATION                                      61,717,566     60,882,547
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                                 FACE                                                                        VALUE
                                AMOUNT                         ISSUE                           COST        (Note 1a)
----------------------------------------------------------------------------------------------------------------------
                                            US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                            Federal National Mortgage Association+:
MORTGAGE ASSOCIATION--21.6%

                              $11,000,000   6.85% due 5/08/2002........................    $ 11,183,906   $ 11,051,590
                                7,500,000   5.94% due 3/29/2004........................       7,482,422      7,347,675
                                5,500,000   6.376% due 3/25/2007.......................       5,555,000      5,345,615
                                5,835,423   8% due 4/01/2008...........................       6,047,869      6,039,838
                                7,165,000   5.83% due 12/10/2008.......................       7,088,872      6,647,322
                                  625,003   7% due 6/01/2028...........................         631,253        617,772
                                  921,377   7% due 10/01/2028..........................         930,590        910,716
                                2,839,197   7% due 2/01/2029...........................       2,867,589      2,806,349
                                5,116,549   7% due 3/01/2029...........................       5,167,715      5,057,351
                                9,182,211   7% due 5/01/2029...........................       9,274,035      9,075,974
                                7,000,000   6.50% due 6/01/2029........................       6,927,812      6,752,760
                               16,319,446   7% due 6/01/2029...........................      16,482,638     16,130,630
                                3,000,000   7% due 7/01/2029...........................       3,030,000      2,965,290
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION      82,669,701     80,748,882
----------------------------------------------------------------------------------------------------------------------
GOVERNMENT                                  Government National Mortgage Association+:
NATIONAL MORTGAGE
ASSOCIATION--10.8%

                               28,705,934   6.50% due 2/15/2028........................      28,629,684     27,635,925
                                  485,426   7% due 2/15/2028...........................         494,679        478,902
                                1,534,600   7% due 3/15/2028...........................       1,563,853      1,513,975
                                  246,851   7% due 4/15/2028...........................         251,557        243,534
                                1,809,192   6.50% due 5/15/2028........................       1,804,387      1,739,647
                                  836,122   7% due 5/15/2028...........................         852,061        824,884
                                1,512,224   7% due 6/15/2028...........................       1,541,051      1,491,900
                                  354,561   7% due 7/15/2028...........................         361,320        349,796
                                2,559,997   7% due 8/15/2028...........................       2,608,797      2,525,591
                                  812,103   7% due 11/15/2028..........................         827,584        801,188
                                   45,815   7% due 12/15/2028..........................          46,689         45,199
                                2,574,767   7% due 5/15/2029...........................       2,623,848      2,540,162
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL GOVERNMENT NATIONAL MORTGAGE
                                            ASSOCIATION                                      41,605,510     40,190,703
----------------------------------------------------------------------------------------------------------------------
PRIVATE EXPORT                              Private Export Funding Corporation:
FUNDING CORPORATION--2.5%
                                3,895,000   5.50% due 3/15/2001........................       3,847,286      3,870,150
                                3,335,000   7.01% due 4/30/2004........................       3,643,588      3,442,821
                                2,000,000   7.11% due 4/15/2007........................       2,145,460      2,067,180
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL PRIVATE EXPORT FUNDING CORPORATION          9,636,334      9,380,151
----------------------------------------------------------------------------------------------------------------------
STUDENT LOAN                    8,000,000   Student Loan Marketing Association, 7.50%
MARKETING ASSOCIATION--2.1%                   due 3/08/2000............................       8,266,160      8,102,480
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL STUDENT LOAN MARKETING ASSOCIATION          8,266,160      8,102,480
----------------------------------------------------------------------------------------------------------------------
TENNESSEE VALLEY                5,000,000   Tennessee Valley Authority,
AUTHORITY--1.3%                             6.25% due 12/15/2017.......................       5,270,200      4,771,850
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL TENNESSEE VALLEY AUTHORITY                  5,270,200      4,771,850
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE                                                                        VALUE
                                AMOUNT                         ISSUE                           COST        (Note 1a)
----------------------------------------------------------------------------------------------------------------------
                                            US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
US TREASURY BONDS &                         US Treasury Bonds:
NOTES--32.7%
                              $ 2,000,000   10.625% due 8/15/2015......................    $  2,826,250   $  2,877,180
                                1,500,000   9.25% due 2/15/2016........................       1,862,344      1,953,750
                                2,500,000   7.50% due 11/15/2016.......................       2,999,609      2,817,575
                                7,500,000   8.875% due 8/15/2017.......................       9,044,297      9,581,250
                                1,000,000   8.75% due 5/15/2020........................       1,216,406      1,285,000
                                1,500,000   8.125% due 5/15/2021.......................       1,892,930      1,826,715
                                9,500,000   8.125% due 8/15/2021.......................      11,135,078     11,582,590
                                6,000,000   7.50% due 11/15/2024.......................       6,390,938      6,975,000
                                2,000,000   6.125% due 11/15/2027......................       2,178,750      1,986,560
                                3,000,000   5.50% due 8/15/2028........................       3,201,250      2,746,860
                                            US Treasury Notes:
                                1,000,000   5.875% due 8/31/1999.......................       1,000,937      1,001,870
                                4,000,000   7.75% due 12/31/1999.......................       4,181,562      4,051,240
                               14,500,000   8.50% due 11/15/2000.......................      15,533,203     15,082,320
                                3,000,000   7.875% due 8/15/2001.......................       3,195,938      3,136,860
                                5,000,000   7.50% due 11/15/2001.......................       5,140,469      5,208,600
                                7,000,000   6.625% due 4/30/2002.......................       7,445,703      7,185,920
                                3,000,000   7.50% due 5/15/2002........................       3,302,813      3,147,180
                                1,500,000   6.375% due 8/15/2002.......................       1,497,422      1,530,240
                                8,000,000   6.25% due 8/31/2002........................       8,403,125      8,133,760
                                3,000,000   5.25% due 8/15/2003........................       2,988,516      2,948,910
                                7,500,000   5.75% due 8/15/2003........................       7,965,352      7,504,650
                                1,500,000   4.25% due 11/15/2003.......................       1,485,586      1,416,330
                                4,000,000   11.875% due 11/15/2003.....................       5,235,469      4,916,240
                               10,000,000   7% due 7/15/2006...........................      11,310,625     10,592,200
                                1,500,000   5.50% due 2/15/2008........................       1,540,312      1,459,455
                                1,250,000   5.625% due 5/15/2008.......................       1,365,234      1,224,412
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL US TREASURY BONDS & NOTES                 124,340,118    122,172,667
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL US GOVERNMENT & AGENCY
                                            OBLIGATIONS--96.5%                              368,661,246    360,395,403
----------------------------------------------------------------------------------------------------------------------
                                                       SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                  27,217,000   Student Loan Marketing Association,
AGENCY OBLIGATIONS*--7.3%                   4.60% due 7/01/1999........................      27,213,522     27,213,522
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL SHORT-TERM SECURITIES--7.3%                27,213,522     27,213,522
----------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS--103.8%..................    $395,874,768    387,608,925
                                                                                           ============
                                            LIABILITIES IN EXCESS OF OTHER
                                              ASSETS--(3.8%)...........................                    (14,354,945)
                                                                                                          ------------
                                            NET ASSETS--100.0%.........................                   $373,253,980
                                                                                                          ============

--------------------------------------------------------------------------------

* Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$395,874,768) (Note
  1a).......................................................               $387,608,925
Cash........................................................                         91
Receivables:
  Interest..................................................  $3,971,848
  Capital shares sold.......................................     418,538
  Paydowns..................................................         300      4,390,686
                                                              ----------
Prepaid expenses and other assets...........................                     23,563
                                                                           ------------
Total assets................................................                392,023,265
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................  18,538,959
  Investment adviser (Note 2)...............................     166,238     18,705,197
                                                              ----------
Accrued expenses and other liabilities......................                     64,088
                                                                           ------------
Total liabilities...........................................                 18,769,285
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $373,253,980
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................               $  3,605,804
Paid-in capital in excess of par............................                376,216,372
Undistributed investment income--net........................                  1,961,092
Accumulated realized capital losses on investments--net.....                   (263,445)
Unrealized depreciation on investments--net.................                 (8,265,843)
                                                                           ------------
NET ASSETS..................................................               $373,253,980
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $373,253,980 and 36,058,039
  shares outstanding........................................               $      10.35
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1d):
Interest and discount earned................................             $ 10,969,754
Other income................................................                   10,284
                                                                         ------------
Total income................................................               10,980,038
                                                                         ------------
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $890,857
Accounting services (Note 2)................................    39,848
Custodian fees..............................................    16,035
Professional fees...........................................    14,070
Printing and shareholder reports............................     4,229
Directors' fees and expenses................................     3,577
Transfer agent fees (Note 2)................................     2,362
Pricing services............................................     1,974
                                                              --------
Total expenses..............................................                  972,952
                                                                         ------------
Investment income--net......................................               10,007,086
                                                                         ------------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS--NET (NOTES 1d &
  3):
Realized loss on investments--net...........................                 (603,882)
Change in unrealized appreciation/depreciation on
  investments--net..........................................              (17,428,188)
                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $ (8,024,984)
                                                                         ============
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                              JUNE 30, 1999    DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 10,007,086       $ 13,545,855
Realized gain (loss) on investments--net....................        (603,882)         1,052,590
Change in unrealized appreciation/depreciation on
  investments--net..........................................     (17,428,188)         4,754,422
                                                                ------------       ------------
Net increase (decrease) in net assets resulting from
  operations................................................      (8,024,984)        19,352,867
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1e):
Investment income--net:
  Class A...................................................      (9,625,835)       (12,902,841)
Realized gain on investments--net:
  Class A...................................................              --           (687,846)
                                                                ------------       ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (9,625,835)       (13,590,687)
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share
  transactions..............................................      40,489,153        164,833,095
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................      22,838,334        170,595,275
Beginning of period.........................................     350,415,646        179,820,371
                                                                ------------       ------------
End of period*..............................................    $373,253,980       $350,415,646
                                                                ============       ============
--------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  1,961,092       $  1,579,841
                                                                ============       ============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                          CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE             ----------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                           FOR THE SIX            FOR THE YEAR ENDED DECEMBER 31,
                                                          MONTHS ENDED    ------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                   JUNE 30, 1999     1998          1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................    $  10.88      $  10.60      $  10.40      $ 10.79      $  9.97
                                                            --------      --------      --------      -------      -------
Investment income--net..................................         .29           .59           .63          .65          .62
Realized and unrealized gain (loss) on
  investments--net......................................        (.53)          .31           .25         (.36)         .81
                                                            --------      --------      --------      -------      -------
Total from investment operations........................        (.24)          .90           .88          .29         1.43
                                                            --------      --------      --------      -------      -------
Less dividends and distributions:
  Investment income--net................................        (.29)         (.60)         (.63)        (.64)        (.61)
  Realized gain on investments--net.....................          --          (.02)         (.05)        (.04)          --
  In excess of realized gain on investments--net........          --            --            --+          --           --
                                                            --------      --------      --------      -------      -------
Total dividends and distributions.......................        (.29)         (.62)         (.68)        (.68)        (.61)
                                                            --------      --------      --------      -------      -------
Net asset value, end of period..........................    $  10.35      $  10.88      $  10.60      $ 10.40      $ 10.79
                                                            ========      ========      ========      =======      =======
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......................      (2.27%)++      8.76%         8.88%        2.86%       14.83%
                                                            ========      ========      ========      =======      =======
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..........................        .55%*         .56%          .51%         .15%         .00%
                                                            ========      ========      ========      =======      =======
Expenses................................................        .55%*         .56%          .57%         .59%         .66%
                                                            ========      ========      ========      =======      =======
Investment income--net..................................       5.62%*        5.66%         6.26%        6.39%        6.28%
                                                            ========      ========      ========      =======      =======
--------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................    $373,254      $350,416      $179,820      $89,581      $40,996
                                                            ========      ========      ========      =======      =======
Portfolio turnover......................................     105.15%        43.10%       117.65%       21.23%       45.39%
                                                            ========      ========      ========      =======      =======
--------------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Amount is less than $.01 per share.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Government Bond Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.50% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1999, Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $1,634 for providing security price quotations to compute the Fund's net asset value.

--------------------------------------------------------------------------------

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $431,054,862 and $358,987,471, respectively.

  Net realized losses for the six months ended June 30, 1999 and net unrealized losses as of June 30, 1999 were as follows:

-----------------------------------------------------------------
                                         Realized     Unrealized
                                          Losses        Losses
-----------------------------------------------------------------
Long-term investments..................  $(603,750)   $(8,265,843)
Short-term investments.................       (132)            --
                                         ---------    -----------
Total..................................  $(603,882)   $(8,265,843)
                                         =========    ===========
-----------------------------------------------------------------

  At June 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $8,265,843, of which $1,955,252 related to appreciated securities and $10,221,095 related to depreciated securities. At June 30, 1999, the aggregate cost of investments for Federal income tax purposes was $395,874,768.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $40,489,153 and $164,833,095 for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

  Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 1999                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    3,853,849    $ 40,622,549
Shares issued to shareholders in
 reinvestment of dividends............      910,349       9,625,835
                                         ----------    ------------
Total issued..........................    4,764,198      50,248,384
Shares redeemed.......................     (925,642)     (9,759,231)
                                         ----------    ------------
Net increase..........................    3,838,556    $ 40,489,153
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1998                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  14,779,601    $159,800,815
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,267,563      13,590,688
                                       ----------    ------------
Total issued.........................  16,047,164     173,391,503
Shares redeemed......................    (799,020)     (8,558,408)
                                       ----------    ------------
Net increase.........................  15,248,144    $164,833,095
                                       ==========    ============
-----------------------------------------------------------------

5. SUBSEQUENT EVENT:

On July 1, 1999, the Company's Board of Directors declared an ordinary income dividend in the amount of $.054387 per Class A Share payable on July 1, 1999 to shareholders of record as of June 30, 1999.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUND, INC.--HIGH CURRENT INCOME FUND
JUNE 30, 1999--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

There were some conflicting signals regarding the future direction of the US economy during the six months ended June 30, 1999. However, on balance the economic outlook continued to be positive. The US economic expansion is ongoing, especially in the consumer sector. Economic growth is not occurring at inflationary rates, although the Organization of Petroleum Exporting Countries
(OPEC) successfully engineered a near-term increase in the price of crude oil. Against this backdrop, the US Federal Reserve Board raised the Federal Funds rate 0.25% at its June 30, 1999 meeting. Outside of the United States, signs of growth are less apparent in other major industrial economies. European equity markets have entered a period of consolidation, and investors are looking for evidence of an economic pickup. In Japan, there are not yet clear signs that Japan's economy is improving. There were growing signs of improvement in some emerging economies (most notably South Korea and Mexico), although concerns remain for others (such as Brazil and Argentina).

  In the US capital markets, long-term interest rates rose during the June quarter. While the spread between yields on Treasury securities and corporate issues of similar maturities has narrowed somewhat, it remains wide by historic standards. Although the US stock market exhibited greater price volatility, its advances broadened beyond relatively few growth stocks to the previously languishing cyclical sectors.

PORTFOLIO MATTERS

The first half of 1999 was characterized by a relentless rise in US Treasury yields, robust domestic economic growth and volatile equity markets. In this environment, the high-yield asset class performed quite well. Specifically, the unmanaged CS First Boston Global High Yield Index registered a total return of +2.82% for the six months ended June 30, 1999, in sharp contrast to the ten-year US Treasury return of -6.52% for the same period. (The hefty coupon associated with high yield issues, as well as different supply and demand dynamics and investor sentiment, all contributed to the divergence between the two markets.) The Standard & Poor's 500 (S&P 500) Index advanced 12.38% during the same period. The yield spread between the High Yield Index and US Treasury securities of similar maturity narrowed to 574 basis points (5.74%) at June 30, 1999, compared to 657 basis points at year-end 1998.

  New-issue volume has slowed from last year's frenetic pace, resulting in weaker flows into high-yield mutual funds. Year-to-date issuance (in terms of proceeds) was about 37% below the year-ago period. Credits in the media/ telecommunications sector continue to account for the largest portion of new issues, about 36%. However, one of the largest issuers during the period was a commodity chemical company--Lyondell Chemical Co.--that completed a $2.4 billion, three-tranche transaction in May. We established positions in two of the tranches and believe that the company is well positioned for the next industry cyclical upturn.

  Default rates continued to rise, according to data tracked by Moody's Investors Service, Inc. (Moody's) and Donaldson Lufkin & Jenrette (DLJ) (a leading high-yield underwriter). For the 12 months ended June 1999, Moody's reports that the default rate (based on percentage of principal amount outstanding) equaled 5.04% (up from 3.75% for 1998), while DLJ reported a rate of 2.78% (up from 1.28% in 1998). Despite these gloomy statistics, we note that as of this date, several sectors of the high-yield universe--energy, paper and steel--are benefiting from rising product prices.

  Against this backdrop, the Fund's Class A Shares had a total return of +3.71%, outperforming the unmanaged CS First Boston High Yield Index, which had a total return of +2.82% for the six-month period ended June 30, 1999. The Fund's results were aided by our relatively high exposure to emerging markets issues (11.1% as compared to 7.1% for the Index) that have recovered from last year's dramatic sell-off. Our overweighting in the paper/packaging and utility/independent power producer sectors also aided the Fund's performance, as did our underweighting in healthcare, the worst-performing sector during the period. Positive event risk affecting several credits in the Fund also had a favorable impact on performance. Among these were AT&T Corp.'s announced plans to acquire (in a two-step transaction) MetroNet Communications (a Canadian competitive local exchange carrier) and Sprint Corp.'s planned takeover of American Telecasting Inc. (ATEL), an operator of wireless cable TV systems. The ATEL transaction announcement caused its bonds, which had been trading at distressed levels, to surge over par. In addition to these pending mergers with investment-grade credits, two companies--Premier Parks and Quest Diagnos-

--------------------------------------------------------------------------------

tics--announced premium tender offers for their bonds.

  For the better part of May and June, the high-yield market was plagued by asset outflows. While mutual funds are not the only institutional buyers of high-yield debt, they are important players. In contrast, the Fund received a healthy inflow in June, while May outflows were very modest. Hence, we were able to take advantage of a soft market, and found some excellent relative values. Our largest purchases in the new-issue market were the bonds of Consolidated Container Co. (a leading North American manufacturer of rigid plastic containers) and Caithness Coso, a special purpose corporation that issued the bonds on behalf of partnerships, which own geothermal power projects in California. We favor the packaging and independent power sectors because of their stable cash flows. Both of these credits are among the Fund's largest holdings. In the secondary market, we established a new position in Clearnet Communications, a leading Canadian wireless company. We were able to purchase this senior discount bond at roughly four points below the price at which it was issued back only in April. Our major sales were a preferred share issue of Coastal Finance, which had its ratings move to investment grade, and a senior note issue of Lenfest Communications. This cable TV company's bonds tightened to investment-grade spreads following AT&T's announcement in early May that it would acquire the remaining 50% of the company that it did not already own.

  At June 30, 1999, communications and media remained our largest broad industry category, equaling 27.6% of the Fund's total market value. Of the more narrowly classified sectors, the largest industries were: communications, 12.0%; cable (domestic and international), 8.5%; utilities/IPPs, 8.5%; packaging/paper and forest products, 8.2%; and broadcasting/printing and publishing, 7.1%. Foreign bonds totaled 22.2% of the Fund's market value, with emerging market issues (primarily Latin American corporate bonds) accounting for 11.1% of market value. At June 30, 1999, the average maturity of the Fund was 6.8 years, and cash and cash equivalents amounted to 7.2% of market value.

IN CONCLUSION

We appreciate your investment in High Current Income Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President

/s/ Robert F. Murrary
Robert F. Murray
Vice President and Portfolio Manager

July 28, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/99                                                       - 2.60%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                                                  + 7.65
--------------------------------------------------------------------------------
Ten Years Ended 6/30/99                                                   +10.13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   -2.60%          +3.71%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999                      (IN US DOLLARS)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                CORPORATE BONDS              COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.6%   B         B2       $ 3,000,000      L-3 Communications Corp.,
                                                                  10.375% due 5/01/2007.......  $  3,000,000   $  3,138,750
---------------------------------------------------------------------------------------------------------------------------
AIRLINES--0.8%              BB        Ba2        4,000,000      USAir Inc., 10.375% due
                                                                  3/01/2013...................     3,935,000      4,246,000
---------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--1.2%            CC        Caa3       5,000,000      Breed Technologies Inc., 9.25%
                                                                  due 4/15/2008...............     5,000,000        800,000
                            B         B2         2,000,000      Collins & Aikman Products,
                                                                  11.50% due 4/15/2006........     2,000,000      2,020,000
                            B         B2           750,000      Dura Operating Corp., 9% due
                                                                  5/01/2009(e)................       750,000        716,250
                            B         B2         3,000,000      Venture Holdings Trust, 11%
                                                                  due 6/01/2007(e)............     3,000,000      3,030,000
                                                                                                ------------   ------------
                                                                                                  10,750,000      6,566,250
---------------------------------------------------------------------------------------------------------------------------
BROADCASTING--              BB-       Ba3        3,000,000      Antenna TV SA, 9% due
RADIO & TV--4.7%                                                  8/01/2007...................     2,940,158      2,850,000
                            B         B1         3,000,000      Chancellor Media Corp., 9% due
                                                                  10/01/2008..................     3,000,000      3,052,500
                            CCC+      B3         2,000,000      Cumulus Media, Inc., 10.375%
                                                                  due 7/01/2008...............     2,000,000      2,120,000
                            B+        B2         5,000,000      Globo Comunicacoes e
                                                                  Participacoes, Ltd., 10.50%
                                                                  due 12/20/2006(e)...........     5,101,250      3,600,000
                            BB        Ba2        4,000,000      Grupo Televisa SA, 11.375% due
                                                                  5/15/2003...................     4,025,000      4,090,000
                            B-        B3         1,278,000      SFX Broadcasting Inc., 10.75%
                                                                  due 5/15/2006...............     1,271,610      1,389,825
                            B-        B3         2,500,000      Salem Communications Corp.,
                                                                  9.50% due 10/01/2007........     2,551,250      2,625,000
                                                                Sinclair Broadcasting Group
                                                                  Inc.:
                            B         B2         2,000,000      10% due 9/30/2005.............     1,993,750      2,040,000
                            B         B2         3,000,000      8.75% due 12/15/2007..........     2,988,240      2,910,000
                                                                                                ------------   ------------
                                                                                                  25,871,258     24,677,325
---------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS--0.3%    B         B2         1,500,000      NCI Building Systems Inc.,
                                                                  9.25% due 5/01/2009(e)......     1,482,500      1,443,750
---------------------------------------------------------------------------------------------------------------------------
CABLE--3.4%                 B-        B3         1,500,000      Avalon Cable of Michigan,
                                                                  9.375% due 12/01/2008(e)....     1,500,000      1,524,375
                                                                Century Communications
                                                                  Corporation:
                            BB-       Ba3        3,000,000      9.50% due 3/01/2005...........     2,953,750      3,097,500
                            BB-       Ba3        2,500,000      8.375% due 12/15/2007.........     2,454,475      2,412,500
                            B         B2         2,000,000      Echostar DBS Corp., 9.25% due
                                                                  2/01/2006(e)................     2,000,000      2,022,500
                            B         B2         4,000,000      Intermedia Capital Partners
                                                                  LP, 11.25% due 8/01/2006....     3,997,500      4,450,000
                            B+        B1         4,000,000      Olympus Communications
                                                                  LP/Capital Corp., 10.625%
                                                                  due 11/15/2006..............     4,000,000      4,320,000
                                                                                                ------------   ------------
                                                                                                  16,905,725     17,826,875
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                CORPORATE BONDS              COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
CABLE--                                                         Australis Media Ltd.(c)(g):
INTERNATIONAL--3.5%         D         NR*      $ 8,000,000      1.75%/15.75% due
                                                                  5/15/2003(k)................  $  5,575,080   $     80,000
                            D         NR*          136,859      1.75%/15.75% due 5/15/2003....        75,292          1,369
                            BB        Ba3        2,000,000      Cablevision SA, 13.75% due
                                                                  5/01/2009(e)................     2,000,000      1,820,000
                            B-        B3         5,500,000      International Cabletel, Inc.,
                                                                  10.986% due 2/01/2006(d)....     4,671,346      4,798,750
                            B-        B3         2,000,000      NTL Incorporated (Series B),
                                                                  10% due 2/15/2007...........     1,955,000      2,070,000
                            B+        B1         7,000,000      TeleWest Communications PLC,
                                                                  11.45% due 10/01/2007(d)....     5,955,935      6,230,000
                            B         B3         5,000,000      United International Holdings,
                                                                  Inc., 10.75% due
                                                                  2/15/2008(d)(j).............     3,431,667      3,287,500
                                                                                                ------------   ------------
                                                                                                  23,664,320     18,287,619
---------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--2.7%         B+        B1         4,000,000      Bucyrus International, 9.75%
                                                                  due 9/15/2007...............     4,000,000      3,640,000
                            B         B2         4,000,000      Columbus McKinnon Corp., 8.50%
                                                                  due 4/01/2008...............     3,989,360      3,840,000
                            B-        B3         4,500,000      International Wire Group,
                                                                  Inc., 11.75% due
                                                                  6/01/2005...................     4,490,625      4,668,750
                            CCC-      Ca         4,750,000      Morris Materials Handling,
                                                                  9.50% due 4/01/2008.........     4,705,000      1,828,750
                                                                                                ------------   ------------
                                                                                                  17,184,985     13,977,500
---------------------------------------------------------------------------------------------------------------------------
CHEMICALS--2.4%             B-        B3         5,000,000      Great Lakes Carbon Corp.,
                                                                  Series B, 11.75% due
                                                                  5/15/2008(a)................     5,000,000      4,875,000
                            BB-       Ba3        3,500,000      ISP Holdings Inc., 9.75% due
                                                                  2/15/2002...................     3,500,000      3,561,250
                                                                Lyondell Chemical Company(e):
                            BB        Ba3        2,000,000      9.875% due 5/01/2007..........     2,000,000      2,045,000
                            B+        B2         2,000,000      10.875% due 5/01/2009.........     2,000,000      2,080,000
                                                                                                ------------   ------------
                                                                                                  12,500,000     12,561,250
---------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--0.9%        CCC       Ca         2,838,901      American Telecasting Inc.,
                                                                  14.50% due
                                                                  6/15/2004(c)(d).............     2,714,358      2,980,846
                            B-        B3         2,500,000      Satelites Mexicanos SA,
                                                                  10.125% due 11/01/2004......     2,500,000      1,987,500
                                                                                                ------------   ------------
                                                                                                   5,214,358      4,968,346
---------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES--         BB-       Ba3        3,500,000      Amkor Technologies Inc., 9.25%
ELECTRONICS--1.7%                                                 due 5/01/2006(e)............     3,500,000      3,412,500
                            CCC       Caa1       3,000,000      Dictaphone Corp., 11.75% due
                                                                  8/01/2005...................     2,943,750      1,710,000
                            B         B2         4,000,000      Hadco Corp., 9.50% due
                                                                  6/15/2008...................     3,986,400      3,890,000
                                                                                                ------------   ------------
                                                                                                  10,430,150      9,012,500
---------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES--0.8%         B-        B3         2,000,000      Eagle-Picher Industries,
                                                                  9.375% due 3/01/2008........     1,996,720      1,900,000
                            B+        B1         2,500,000      Sequa Corp., 9.375% due
                                                                  12/15/2003..................     2,512,812      2,537,500
                                                                                                ------------   ------------
                                                                                                   4,509,532      4,437,500
---------------------------------------------------------------------------------------------------------------------------
CONSUMER--SERVICES--0.3%    BB+       Ba3        2,000,000      Protection One Alarm
                                                                  Monitoring, 8.125% due
                                                                  1/15/2009(e)................     2,000,000      1,852,500
---------------------------------------------------------------------------------------------------------------------------
CONSUMER                    B+        B1         2,000,000      Playtex Products, Inc., Series
PRODUCTS--0.6%                                                    B, 8.875% due
                                                                  7/15/2004(e)................     2,016,875      2,025,000
                            CCC+      Caa1       1,500,000      Syratech Corp., 11% due
                                                                  4/15/2007...................     1,230,000        945,000
                                                                                                ------------   ------------
                                                                                                   3,246,875      2,970,000
---------------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                CORPORATE BONDS              COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED--0.9%           B+        B1       $   500,000      Applied Power Inc., 8.75% due
                                                                  4/01/2009...................  $    500,000   $    485,000
                            B-        B2         1,000,000      Koppers Industries, Inc.,
                                                                  9.875% due 12/01/2007.......     1,000,000        975,000
                            B+        B3         4,000,000      RBX Corp, 12% due 1/15/2003...     4,022,500      3,400,000
                                                                                                ------------   ------------
                                                                                                   5,522,500      4,860,000
---------------------------------------------------------------------------------------------------------------------------
ENERGY--6.3%                B-        B3         2,000,000      Bellwether Exploration,
                                                                  10.875% due 4/01/2007.......     2,000,000      1,915,000
                            B         B3         4,500,000      Benton Oil and Gas Co.,
                                                                  11.625% due 5/01/2003.......     4,500,000      3,285,000
                                                                Chesapeake Energy Corp.:
                            B         B3         1,500,000      9.625% due 5/01/2005..........     1,500,000      1,402,500
                            B         B3         1,000,000      9.125% due 4/15/2006..........       997,650        880,000
                            B+        B3         2,500,000      Clark USA Inc., 10.875% due
                                                                  12/01/2005..................     2,738,125      2,156,250
                            B         B2         4,000,000      Energy Corp. of America, 9.50%
                                                                  due 5/15/2007...............     4,000,000      3,660,000
                            CCC-      Caa2       2,000,000      Hvide Marine, Inc., 8.375% due
                                                                  2/15/2008...................     2,000,000        900,000
                            B-        B3         5,000,000      Northern Offshore ASA, 10% due
                                                                  5/15/2005...................     5,000,000      2,750,000
                            B+        B1         3,500,000      Parker Drilling Co., 9.75% due
                                                                  11/15/2006..................     3,584,160      3,237,500
                            NR*       B2         3,000,000      Petroleo Brasileiro SA, 10%
                                                                  due 10/17/2006(e)...........     3,000,313      2,700,000
                            B+        B2         1,500,000      Pool Energy Services Co.,
                                                                  8.625% due 4/01/2008........     1,500,000      1,485,000
                            CCC-      Caa2       3,500,000      Southwest Royalties Inc.,
                                                                  10.50% due 10/15/2004.......     3,368,730      1,645,000
                            BB-       B1         3,000,000      Tesoro Petroleum Corp., 9% due
                                                                  7/01/2008...................     2,982,870      2,917,500
                            D         C         14,365,000      TransAmerican Energy Corp.,
                                                                  13.127% due
                                                                  6/15/2002(c)(d).............    13,910,369      1,669,931
                            B-        B3         1,500,000      United Refining Co., 10.75%
                                                                  due 6/15/2007...............     1,507,500      1,020,000
                            B         B2         2,500,000      Universal Compression Inc.,
                                                                  9.875% due 2/15/2008(d).....     1,762,400      1,562,500
                                                                                                ------------   ------------
                                                                                                  54,352,117     33,186,181
---------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--1.8%         B-        B3         4,000,000      Premier Parks Inc., 9.75% due
                                                                  6/15/2007...................     3,990,920      3,990,920
                            B-        B3         5,000,000      Six Flags Theme Parks, Series
                                                                  A, 12.25% due 6/15/2005.....     5,000,000      5,575,000
                                                                                                ------------   ------------
                                                                                                   8,990,920      9,565,920
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.6%    CCC+      Caa3       2,000,000      Amresco Inc., 9.875% due
                                                                  3/15/2005...................     2,005,000      1,540,000
                            NR*       ba1        2,000,000      IBJ Capital Co. LLC
                                                                  (Preferred), 8.79% due
                                                                  12/29/2049(e)(i)............     1,992,500      1,675,000
                                                                                                ------------   ------------
                                                                                                   3,997,500      3,215,000
---------------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE--0.9%       B+        B1         4,500,000      Chiquita Brands International
                                                                  Inc., 9.125% due 3/01/2004..     4,448,750      4,567,500
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                CORPORATE BONDS              COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
GAMING--2.0%                D         Caa1     $ 4,000,000      GB Property Funding Corp.,
                                                                  10.875% due 1/15/2004(c)....  $  3,590,000   $  2,410,000
                                                                Jazz Casino Co. LLC:
                            NR*       NR*        2,001,136      5.927% due 11/15/2009(a)......       983,763      1,260,716
                            NR*       NR*          189,000      Contingent Notes due
                                                                  11/15/2009(h)...............             0              0
                            B         B2         6,000,000      Trump Atlantic City
                                                                  Associates/Funding Inc.,
                                                                  11.25% due 5/01/2006........     5,935,000      5,370,000
                            B-        B3         1,500,000      Venetian Casino/LV Sands,
                                                                  12.25% due 11/15/2004.......     1,515,000      1,500,000
                                                                                                ------------   ------------
                                                                                                  12,023,763     10,540,716
---------------------------------------------------------------------------------------------------------------------------
HEALTH SERVICES--3.0%       B+        Ba3        4,000,000      Beverly Enterprises Inc., 9%
                                                                  due 2/15/2006...............     3,740,000      3,960,000
                            BB+       Ba2        2,000,000      Columbia HCA/Healthcare Corp.,
                                                                  7.15% due 3/30/2004.........     1,920,000      1,847,740
                            B-        B2         2,000,000      Extendicare Health Services,
                                                                  9.35% due 12/15/2007........     2,000,000      1,460,000
                            B+        ba3        3,000,000      Fresenius Medical Capital
                                                                  Trust II, 7.875% due
                                                                  2/01/2008...................     3,000,000      2,790,000
                            B-        Caa1       2,000,000      Magellan Health Services, 9%
                                                                  due 2/15/2008...............     2,000,000      1,710,000
                            CC        C          2,500,000      Mariner Post--Acute Network,
                                                                  9.50% due 11/01/2007........     2,488,850        475,000
                            NR*       B2         3,000,000      Quest Diagnostic Inc., 10.75%
                                                                  due 12/15/2006..............     3,000,000      3,420,000
                                                                                                ------------   ------------
                                                                                                  18,148,850     15,662,740
---------------------------------------------------------------------------------------------------------------------------
HOTELS & MOTELS--0.4%       BB        Ba2        2,000,000      HMH Properties, Inc., 8.45%
                                                                  due 12/01/2008..............     1,993,280      1,900,000
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER                                               AES Corporation:
PRODUCERS--4.5%             B+        Ba3        5,000,000      10.25% due 7/15/2006..........     5,400,000      5,112,500
                            BB        Ba1        2,500,000      9.50% due 6/01/2009...........     2,495,375      2,568,750
                            BB        Ba2        6,000,000      Caithness Coso Fund Corp.,
                                                                  9.05% due 12/15/2009(e).....     6,000,000      5,985,000
                            BB        Ba2        3,000,000      Calpine Corporation, 8.75% due
                                                                  7/15/2007...................     3,009,530      2,955,000
                            BB+       Ba1        2,500,000      Cogentrix Energy Inc., 8.75%
                                                                  due 10/15/2008..............     2,487,950      2,487,500
                            BB        Ba1        1,950,000      ESI Tractebel Acquisition
                                                                  Corp., 7.99% due
                                                                  12/30/2011..................     1,852,625      1,855,971
                            BB        Ba3          250,000      Midland Funding II, 11.75% due
                                                                  7/23/2005...................       250,000        286,580
                            BB        Ba2        3,000,000      Monterrey Power, SA de CV,
                                                                  9.625% due 11/15/2009(e)....     2,994,480      2,415,000
                                                                                                ------------   ------------
                                                                                                  24,489,960     23,666,301
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                B         B3         1,000,000      Anthony Crane Rental LP,
SERVICES--2.6%                                                    10.375% due 8/01/2008.......     1,000,000        965,000
                            B         NR*       10,000,000      Anthony Crane Rentals, 13.375%
                                                                  due 8/01/2003(d)............     5,891,748      4,912,500
                            B         B3         4,000,000      Neff Corp., 10.25% due
                                                                  6/01/2008...................     3,985,160      4,080,000
                            CCC+      Caa1       8,000,000      Thermadyne Holdings Corp.,
                                                                  12.50% due 6/01/2008(d).....     4,974,279      3,800,000
                                                                                                ------------   ------------
                                                                                                  15,851,187     13,757,500
---------------------------------------------------------------------------------------------------------------------------
INTERNET TRANSPORT--0.8%    B-        B3         4,000,000      PSINet, Inc., 10% due
                                                                  2/15/2005...................     4,000,000      4,020,000
---------------------------------------------------------------------------------------------------------------------------
MACHINERY--0.6%             CCC+      B3         4,000,000      Numatics Inc., 9.625% due
                                                                  4/01/2008...................     4,000,000      3,240,000
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                CORPORATE BONDS              COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
METALS & MINING--2.4%       B-        Caa1     $ 3,000,000      AEI Resources Inc., 11.50% due
                                                                  12/15/2006(e)...............  $  3,000,000   $  2,932,500
                            CCC+      B3         4,500,000      Kaiser Aluminum & Chemical
                                                                  Corp., 12.75% due
                                                                  2/01/2003...................     4,770,000      4,545,000
                            B         B2         5,000,000      P & L Coal Holdings Corp.,
                                                                  9.625% due 5/15/2008........     4,985,700      4,962,500
                                                                                                ------------   ------------
                                                                                                  12,755,700     12,440,000
---------------------------------------------------------------------------------------------------------------------------
PACKAGING--5.5%             BB-       B1         4,500,000      Ball Corporation, 8.25% due
                                                                  8/01/2008...................     4,500,000      4,432,500
                            B         B2         7,000,000      Consolidated Containers
                                                                  Company LLC, 10.125% due
                                                                  7/15/2009(e)................     7,000,000      7,070,000
                            B-        B3         4,500,000      Indesco International, 9.75%
                                                                  due 4/15/2008...............     4,490,000      3,285,000
                            B         B2         4,000,000      Portola Packaging Inc., 10.75%
                                                                  due 10/01/2005..............     4,000,000      4,090,000
                                                                Silgan Holdings, Inc.:
                            B         NR*        2,810,000      13.25% due 7/15/2006(a).......     3,142,137      3,105,050
                            B         B1         1,000,000      9% due 6/01/2009..............     1,000,000        990,000
                            B-        B3         6,500,000      Tekni-Plex, Inc., 9.25% due
                                                                  3/01/2008...................     6,456,250      6,337,500
                                                                                                ------------   ------------
                                                                                                  30,588,387     29,310,050
---------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST              B         B3         4,000,000      Ainsworth Lumber Company,
PRODUCTS--3.1%                                                    12.50% due 7/15/2007(a).....     3,900,941      4,470,000
                            B-        B2         2,000,000      Container Corp. of America,
                                                                  Series B, 10.75% due
                                                                  5/01/2002...................     2,190,000      2,105,000
                                                                Doman Industries Limited:
                            B+        B3         1,700,000      12% due 7/01/2004(e)..........     1,609,136      1,640,500
                            B         Caa1       5,000,000      Series B, 9.25% due
                                                                  11/15/2007..................     5,000,000      2,950,000
                            CCC+      Caa1       4,000,000      Pindo Deli Financial
                                                                  Mauritius, 10.75% due
                                                                  10/01/2007..................     3,987,920      2,780,000
                            B+        B1         2,000,000      SD Warren Co., Series B, 12%
                                                                  due 12/15/2004..............     2,000,000      2,160,000
                            BB+       Ba3          500,000      Tembec Industries, Inc.,
                                                                  8.625% due 6/30/2009........       497,375        497,500
                                                                                                ------------   ------------
                                                                                                  19,185,372     16,603,000
---------------------------------------------------------------------------------------------------------------------------
PRINTING &                  B+        B1         4,000,000      Garden State Newspapers,
PUBLISHING--2.1%                                                  Series B, 8.75% due
                                                                  10/01/2009..................     3,976,600      3,920,000
                            BB-       Ba3        5,000,000      Hollinger International
                                                                  Publishing, Inc., 9.25% due
                                                                  2/01/2006...................     4,961,250      5,100,000
                            BB-       Ba3        2,000,000      Primedia, Inc., 7.625% due
                                                                  4/01/2008...................     1,988,500      1,910,000
                                                                                                ------------   ------------
                                                                                                  10,926,350     10,930,000
---------------------------------------------------------------------------------------------------------------------------
PRODUCT                     B-        B3         4,000,000      AmeriServe Food Distributors,
DISTRIBUTION--0.6%                                                10.125% due 7/15/2007.......     4,000,000      3,400,000
---------------------------------------------------------------------------------------------------------------------------
RESTAURANTS--0.4%           BB-       NR*        2,000,000      FM 1993A Corp., 9.75% due
                                                                  11/01/2003..................     1,972,075      2,047,500
---------------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY--0.3%      NR*       NR*        1,516,000      Cumberland Farms, Inc., 10.50%
                                                                  due 10/01/2003..............     1,483,785      1,493,260
---------------------------------------------------------------------------------------------------------------------------
STEEL--2.0%                 NR*       B2         5,000,000      CSN Iron SA, 9.125% due
                                                                  6/01/2007(e)................     4,850,000      3,812,500
                            B         B2         3,500,000      Weirton Steel Corp., 10.75%
                                                                  due 6/01/2005...............     3,346,250      3,325,000
                            BB-       B2         3,500,000      Wheeling Pittsburgh Corp.,
                                                                  9.25% due 11/15/2007........     3,473,045      3,325,000
                                                                                                ------------   ------------
                                                                                                  11,669,295     10,462,500
---------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.3%          BB        Ba3        2,000,000      Disco SA, 9.875% due
                                                                  5/15/2008...................     1,986,840      1,635,000
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                CORPORATE BONDS              COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
TELEPHONY--COMPETITIVE      B-        B2       $ 2,000,000      Cencall Communications
LOCAL EXCHANGE                                                    Corporation, 13.935% due
CARRIERS--4.6%                                                    1/15/2004(d)................  $  2,000,000   $  2,030,000
                            BBB-      A2         3,000,000      Comcast Cellular Holdings,
                                                                  9.50% due 5/01/2007.........     2,995,110      3,356,250
                            BB-       B1         3,000,000      Comtel Brasileira Ltd., 10.75%
                                                                  due 9/26/2004(e)............     3,000,000      2,670,000
                            B         B1         4,000,000      Energis PLC, 9.75% due
                                                                  6/15/2009(e)................     3,984,840      4,050,000
                            B         B2         3,000,000      Intermedia Communications
                                                                  Inc., 8.60% due 6/01/2008...     3,000,000      2,760,000
                            B         B3         3,000,000      Level 3 Communications, 9.125%
                                                                  due 5/01/2008...............     2,905,000      2,947,500
                            B         B3         3,500,000      Metronet Communications, 9.95%
                                                                  due 6/15/2008(d)............     2,382,899      2,572,500
                            NR*       B3         3,000,000      Nextlink Communications, 9.45%
                                                                  due 4/15/2008(d)............     2,113,654      1,785,000
                            BBB-      Ba3        2,000,000      Telefonica de Argentina SA,
                                                                  11.875% due 11/01/2004......     1,957,620      2,040,000
                                                                                                ------------   ------------
                                                                                                  24,339,123     24,211,250
---------------------------------------------------------------------------------------------------------------------------
TEXTILES--0.8%              B-        B3         2,800,000      Anvil Knitwear Inc., Series B,
                                                                  10.875% due 3/15/2007.......     2,906,625      1,764,000
                            B         B3         2,000,000      Galey & Lord, Inc., 9.125% due
                                                                  3/01/2008...................     2,002,500      1,310,000
                            D         Caa3       4,000,000      Polysindo International
                                                                  Finance Company BV, 9.375%
                                                                  due 7/30/2007(c)............     3,601,250      1,000,000
                                                                                                ------------   ------------
                                                                                                   8,510,375      4,074,000
---------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--3.7%        BB-       NR*        5,000,000      Autopistas del Sol SA, 10.25%
                                                                  due 8/01/2009(e)............     4,971,250      3,750,000
                            BB        Ba3        6,000,000      GS Superhighway Holdings,
                                                                  10.25% due 8/15/2007........     5,956,875      3,060,000
                            B         NR*        4,500,000      MRS Logistica SA, 10.625% due
                                                                  8/15/2005(e)................     4,449,375      2,823,750
                            BB-       B1         4,000,000      Sea Containers Ltd., 12.50%
                                                                  due 12/01/2004..............     4,380,000      4,360,000
                            B-        B2         5,700,000      Transtar Holdings LP, 11.067%
                                                                  due 12/15/2003(d)...........     5,472,437      5,643,000
                                                                                                ------------   ------------
                                                                                                  25,229,937     19,636,750
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--4.6%             BBB-      Ba1        2,000,000      AES Eastern Energy, 9% due
                                                                  1/02/2017(e)................     2,000,000      1,939,800
                            BB-       NR*        2,500,000      CIA Saneamento Basico, 10% due
                                                                  7/28/2005(e)................     2,340,000      1,887,500
                            BB        Ba3        2,000,000      CMS Energy Corp., 7.50% due
                                                                  1/15/2009...................     2,000,000      1,861,788
                            BB-       Ba2        1,000,000      Empresa Electricidad del
                                                                  Norte, 10.50% due
                                                                  6/15/2005(e)................     1,000,000        650,000
                            B+        B2         3,500,000      Espirito Santo-Escelsa, 10%
                                                                  due 7/15/2007...............     3,475,625      2,642,500
                            BB+       NR*        3,000,000      Inversora de Electrica, 9% due
                                                                  9/16/2004(e)................     3,000,000      2,092,500
                            BBB-      Ba3        4,000,000      Metrogas SA, 12% due
                                                                  8/15/2000...................     3,935,000      4,090,000
                            BBB-      Ba3        2,446,000      Niagara Mohawk Power Corp.,
                                                                  8.77% due 1/01/2018.........     2,594,010      2,555,140
                            BBB-      Baa3       2,933,205      TransGas de Occidente SA,
                                                                  9.79% due
                                                                  11/01/2010(e)(f)............     2,933,205      2,460,522
                                                                +Tucson Electric & Power
                                                                  Co.(f):
                            NR*       NR*        3,400,687      10.211% due 1/01/2009.........     3,287,974      3,686,514
                            NR*       NR*          500,000      10.732% due 1/01/2013.........       461,050        554,375
                                                                                                ------------   ------------
                                                                                                  27,026,864     24,420,639
---------------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                CORPORATE BONDS              COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT--1.5%      BB        Ba3      $ 4,000,000      Allied Waste North America,
                                                                  7.375% due 1/01/2004........  $  3,994,120   $  3,790,000
                            D         Ca         3,500,000      Mid-American Waste Systems,
                                                                  Inc., 12.25% due
                                                                  2/15/2003(c)................     1,124,239        105,000
                            B+        B2         4,000,000      Safety-Kleen Services, 9.25%
                                                                  due 6/01/2008...............     4,000,000      4,100,000
                                                                                                ------------   ------------
                                                                                                   9,118,359      7,995,000
---------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--   B-        B2        10,000,000      Nextel Communications, Inc.,
DOMESTIC PAGING &                                                 9.75% due 8/15/2004(d)......     8,478,747     10,150,000
CELLULAR--1.9%
---------------------------------------------------------------------------------------------------------------------------
WIRELESS                    NR*       B3         3,050,000      ClearNet Communications,
COMMUNICATIONS                                                    11.15% due 5/01/2004(d).....     1,737,731      1,738,500
INTERNATIONAL--3.4%         B-        Caa1       7,505,000      McCaw International Ltd.,
                                                                  12.484% due 4/15/2007(d)....     5,375,056      4,765,675
                            B-        Caa1       8,000,000      Millicom International
                                                                  Cellular, 13.31% due
                                                                  6/01/2006(d)................     6,252,897      5,960,000
                                                                Orange PLC:
                            BB-       Ba3        3,500,000      8% due 8/01/2008..............     3,386,875      3,342,500
                            BB-       Ba3        2,000,000      9% due 6/01/2009(e)...........     2,000,000      2,010,000
                                                                                                ------------   ------------
                                                                                                  18,752,559     17,816,675
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN CORPORATE
                                                                BONDS--85.5%                     514,537,298    450,773,647
---------------------------------------------------------------------------------------------------------------------------
                                                 SHARES
                                                  HELD                 PREFERRED STOCKS
---------------------------------------------------------------------------------------------------------------------------
BROADCASTING--RADIO & TV--0.5%                       2,288      Cumulus Media, Inc., Series A,
                                                                  (Preferred), 13.75%(a)(c)...     2,304,755      2,516,800
---------------------------------------------------------------------------------------------------------------------------
CABLE--DOMESTIC--1.4%                               65,781      CSC Holdings Inc. (Series
                                                                  A)(a)(c)....................     5,704,813      7,170,129
---------------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.8%                           4,002      NTL Incorporated (Series
                                                                  B)(a)(c)....................     4,075,625      4,442,220
---------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--0.3%                                  2,199      Clark Material
                                                                  Handling(a)(c)..............     2,171,050      1,869,150
---------------------------------------------------------------------------------------------------------------------------
ENERGY--0.3%                                         2,364      +Clark USA Inc.(a)(c).........     2,319,310      1,595,700
                                                                +TCR Holdings:
                                                    23,076      (Class B) (Convertible).......         1,384          1,384
                                                    12,692      (Class C) (Convertible).......           711            711
                                                    33,460      (Class D) (Convertible).......         1,773          1,773
                                                    69,227      (Class E) (Convertible).......         4,361          4,361
                                                                                                ------------   ------------
                                                                                                   2,327,539      1,603,929
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.6%                           120,000      California Federal Bank
                                                                  (Series A)..................     3,030,000      3,135,000
---------------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING--0.4%                         20,000      Primedia, Inc. (Series H).....     1,988,000      1,902,500
---------------------------------------------------------------------------------------------------------------------------
STEEL--0.6%                                        120,000      USX Capital LLC, Series A.....     3,000,000      3,015,000
---------------------------------------------------------------------------------------------------------------------------
TELEPHONY--COMPETITIVE LOCAL EXCHANGE                4,078      Intermedia Communications Inc.
CARRIERS--0.7%                                                    (Convertible)(a)(c).........     4,101,918      3,996,440
---------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--DOMESTIC PAGING &           2,495      Nextel Communications, Inc.
CELLULAR--0.5%                                                    (Series D)(a)(c)............     2,530,130      2,719,550
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN PREFERRED
                                                                STOCKS--6.1%                      31,233,830     32,370,718
---------------------------------------------------------------------------------------------------------------------------
                                                                        COMMON STOCKS
---------------------------------------------------------------------------------------------------------------------------
ENERGY--0.2%                                        86,526      CHI Energy, Inc.(c)...........     1,257,994      1,124,838
---------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.3%                                 93,747      On Command Corporation(c).....     2,744,654      1,617,136
---------------------------------------------------------------------------------------------------------------------------
GAMING--0.1%                                        54,802      JCC Holding Company (Class
                                                                  A)(c).......................       219,208        424,715
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                                 SHARES                                                           VALUE
       INDUSTRIES                                 HELD                  COMMON STOCKS               COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--DOMESTIC PAGING &           9,295      Nextel Communications, Inc.
CELLULAR--0.1%                                                    (Class A)(c)................       149,988        466,493
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN COMMON
                                                                STOCKS--0.7%                       4,371,844      3,633,182
---------------------------------------------------------------------------------------------------------------------------
                                                                      TRUSTS & WARRANTS
---------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.0%                                 29,830      On Command Corporation
                                                                  (Warrants)(b)...............       238,640        167,794
---------------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY--0.0%                              17,308      Bradlees (Warrants)(b)........     4,469,442         69,232
---------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.0%                                   2,809      Grand Union Co.
                                                                  (Warrants)(b)...............            28          4,916
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN TRUSTS &
                                                                WARRANTS--0.0%                     4,708,110        241,942
---------------------------------------------------------------------------------------------------------------------------
                                                  FACE
                                                 AMOUNT             SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**--5.3%                       $ 2,000,000      General Electric Capital
                                                                  Corp., 5.75% due
                                                                  7/01/1999...................     1,999,681      1,999,681
                                                25,702,000      General Motors Acceptance
                                                                  Corp., 5.63% due 7/01/1999..    25,697,980     25,697,980
---------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY                            10,014,000      Federal National Mortgage
OBLIGATIONS**--1.9%                                               Association, 4.79% due
                                                                  7/15/1999...................     9,994,014      9,994,014
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN SHORT-
                                                                TERM SECURITIES--7.2%             37,691,675     37,691,675
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS--99.5%......  $592,542,757    524,711,164
                                                                                                ============
                                                                OTHER ASSETS LESS
                                                                  LIABILITIES--0.5%...........                    2,539,926
                                                                                                               ------------
                                                                NET ASSETS--100.0%............                 $527,251,090
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

        *   Not Rated.
       **   Commercial Paper and certain US Government Agency
            Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
       (a) Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.
       (b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
       (c)  Non-income producing security.
       (d) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
       (e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities
            Act of 1933.
       (f)  Subject to principal paydowns.
       (g) Represents a step bond. Coupon payments are paid-in-kind, in which the Fund receives additional face amount at an annual rate of 1.75% until May 15, 2000.
            Subsequently, the Fund will receive cash coupon payments at a annual rate of 15.75% until maturity.
       (h) Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino LLC on a fiscal year basis.
       (i) The security is a perpetual bond and has no definite maturity date.
       (j)  Each $1,000 face amount contains one warrant of United
            International Holdings, Inc.
       (k) Each $1,000 face amount contains one warrant of Australis Media Ltd.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONCLUDED)
--------------------------------------------------------------------------------
+ Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $5,845,000, representing 1.1% of net assets.

                                                                                                          VALUE
ISSUE                                                         ACQUISITION DATE(s)         COST          (NOTE 1a)
------------------------------------------------------------------------------------------------------------------
Clark USA Inc...............................................  9/26/1997-3/17/1999      $ 2,319,310     $ 1,595,700
TCR Holdings (Class B) (Convertible)........................       12/10/1998                1,384           1,384
TCR Holdings (Class C) (Convertible)........................       12/10/1998                  711             711
TCR Holdings (Class D) (Convertible)........................       12/10/1998                1,773           1,773
TCR Holdings (Class E) (Convertible)........................       12/10/1998                4,361           4,361
Tucson Electric & Power Co., 10.211% due 1/01/2009..........  6/16/1993-6/01/1998        3,287,974       3,686,514
Tucson Electric & Power Co., 10.732% due 1/01/2013..........       3/01/1993               461,050         554,375
------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                  $ 6,076,563     $ 5,844,818
                                                                                       ===========     ===========
------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$592,542,757) (Note
  1a).......................................................                $524,711,164
Cash........................................................                   5,775,966
Receivables:
  Interest..................................................  $10,166,375
  Securities sold...........................................    2,036,333
  Dividends.................................................      448,941
  Capital shares sold.......................................        3,805     12,655,454
                                                              -----------
Prepaid expenses and other assets...........................                      40,463
                                                                            ------------
Total assets................................................                 543,183,047
                                                                            ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................    9,140,502
  Capital shares redeemed...................................      374,574
  Investment adviser (Note 2)...............................      220,732      9,735,808
                                                              -----------
Accrued expenses and other liabilities......................                   6,196,149
                                                                            ------------
Total liabilities...........................................                  15,931,957
                                                                            ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................                $527,251,090
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................                $  5,291,583
Paid-in capital in excess of par............................                 599,963,902
Undistributed investment income--net........................                   4,555,402
Accumulated realized capital losses on investments--net
  (Note 5)..................................................                 (12,773,884)
Accumulated distributions in excess of realized capital
  gains on investments--net (Note 1d).......................                  (1,954,320)
Unrealized depreciation on investments--net.................                 (67,831,593)
                                                                            ------------
NET ASSETS..................................................                $527,251,090
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $527,251,090 and 52,915,831
  shares outstanding........................................                $       9.96
                                                                            ============
----------------------------------------------------------------------------------------

+The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1c):
Interest and discount earned................................               $24,698,018
Dividends...................................................                 2,778,743
Other income................................................                   164,008
                                                                           -----------
Total income................................................                27,640,769
                                                                           -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $1,194,591
Accounting services (Note 2)................................      47,772
Professional fees...........................................      24,712
Printing and shareholder reports............................      23,802
Custodian fees..............................................      23,239
Directors' fees and expenses................................       5,971
Pricing services............................................       4,753
Transfer agent fees (Note 2)................................       2,578
                                                              ----------
Total expenses..............................................                 1,327,418
                                                                           -----------
Investment income--net......................................                26,313,351
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTES
  1c & 3):
Realized gain on investments--net...........................                    70,186
Change in unrealized depreciation on investments--net.......                (7,382,502)
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $19,001,035
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
             INCREASE (DECREASE) IN NET ASSETS:                 JUNE 30, 1999    DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 26,313,351       $ 53,633,171
Realized gain (loss) on investments--net....................          70,186        (14,546,617)
Change in unrealized appreciation/depreciation on
  investments--net..........................................      (7,382,502)       (58,641,664)
                                                                ------------       ------------
Net increase (decrease) in net assets resulting from
  operations................................................      19,001,035        (19,555,110)
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1d):
Investment income--net:
  Class A...................................................     (26,256,493)       (53,722,935)
In excess of realized gain on investments--net:
  Class A...................................................              --         (1,954,320)
                                                                ------------       ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (26,256,493)       (55,677,255)
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share
  transactions..............................................      12,606,927         43,185,871
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................       5,351,469        (32,046,494)
Beginning of period.........................................     521,899,621        553,946,115
                                                                ------------       ------------
End of period*..............................................    $527,251,090       $521,899,621
                                                                ============       ============
--------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  4,555,402       $  4,498,544
                                                                ============       ============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                        CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE         -------------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                       FOR THE SIX              FOR THE YEAR ENDED DECEMBER 31,
                                                       MONTHS ENDED    --------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:               JUNE 30, 1999+    1998+         1997+         1996+          1995
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................     $  10.11      $  11.52      $  11.39      $  11.25      $  10.61
                                                         --------      --------      --------      --------      --------
Investment income--net..............................          .51          1.05          1.05          1.08          1.09
Realized and unrealized gain (loss) on
  investments--net..................................         (.14)        (1.40)          .14           .12           .65
                                                         --------      --------      --------      --------      --------
Total from investment operations....................          .37          (.35)         1.19          1.20          1.74
                                                         --------      --------      --------      --------      --------
Less dividends and distributions:
  Investment income--net............................         (.52)        (1.02)        (1.04)        (1.06)        (1.10)
  Realized gain on investments--net.................           --            --          (.02)           --            --
  In excess of realized gain on investments--net....           --          (.04)           --            --            --
                                                         --------      --------      --------      --------      --------
Total dividends and distributions...................         (.52)        (1.06)        (1.06)        (1.06)        (1.10)
                                                         --------      --------      --------      --------      --------
Net asset value, end of period......................     $   9.96      $  10.11      $  11.52      $  11.39      $  11.25
                                                         ========      ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................        3.71%++      (3.09%)       11.00%        11.27%        17.21%
                                                         ========      ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................         .52%*         .53%          .54%          .54%          .55%
                                                         ========      ========      ========      ========      ========
Investment income--net..............................       10.31%*        9.52%         9.11%         9.50%         9.92%
                                                         ========      ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............     $527,251      $521,900      $553,946      $414,615      $356,352
                                                         ========      ========      ========      ========      ========
Portfolio turnover..................................       13.29%        33.63%        53.63%        48.92%        41.60%
                                                         ========      ========      ========      ========      ========
-------------------------------------------------------------------------------------------------------------------------

* Annualized

** Total investment returns exclude insurance-related fees and expenses.

+Based on average shares outstanding.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. High Current Income Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (d) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's Prime Bond Fund at the following annual rates: 0.55% of such average daily net assets not exceeding $250 million; 0.50% of such average daily net assets in excess of $250 million but not more than $500 million; 0.45% of such average daily net assets in excess of $500 million but not more than $750 million; and 0.40% of such average daily net assets in excess of $750 million. For the six months ended June 30, 1999, the aggregate average daily net assets of the Fund and Prime Bond Fund was approximately $1,100,383,000.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

--------------------------------------------------------------------------------

  For the six months ended June 30, 1999, Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $1,798 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.
  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $65,454,645 and $63,905,837, respectively.

  Net realized gains for the six months ended June 30, 1999 and net unrealized losses as of June 30, 1999 were as follows:

------------------------------------------------------------------
                                          Realized     Unrealized
                                           Gains         Losses
------------------------------------------------------------------
Long-term investments...................  $70,186     $(67,831,593)
                                          -------     ------------
Total...................................  $70,186     $(67,831,593)
                                          =======     ============
------------------------------------------------------------------

  At June 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $67,831,593, of which $12,352,283 related to appreciated securities and $80,183,876 related to depreciated securities. June 30, 1999, the aggregate cost of investments for Federal income tax purposes was $592,542,757.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $12,606,927 and $43,185,871 for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A for the Six Months Ended                        Dollar
June 30, 1999                            Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   3,474,827    $ 34,595,632
Shares issued to shareholders in
 reinvestment of dividends...........   2,617,490      26,256,493
                                       ----------    ------------
Total issued.........................   6,092,317      60,852,125
Shares redeemed......................  (4,800,247)    (48,245,198)
                                       ----------    ------------
Net increase.........................   1,292,070    $ 12,606,927
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A for the Year Ended                              Dollar
December 31, 1998                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   6,122,173    $ 67,979,206
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   4,927,513      53,722,935
                                       ----------    ------------
Total issued.........................  11,049,686     121,702,141
Shares redeemed......................  (7,492,123)    (78,516,270)
                                       ----------    ------------
Net increase.........................   3,557,563    $ 43,185,871
                                       ==========    ============
-----------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1998, the Fund had a net capital loss carryforward of approximately $3,029,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

6. SUBSEQUENT EVENT:

On July 1, 1999, the Company's Board of Directors declared an ordinary income dividend in the amount of $.089867 per Class A Share, payable on July 1, 1999 to shareholders of record as of June 30, 1999.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES--INDEX 500 FUND
JUNE 30, 1999--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

The equity market's first quarter rally led the Standard & Poor's 500 Composite (S&P 500) Index to its first-ever close above the 1,300 level on March 15, 1999. In April, optimism regarding corporate earnings prospects powered the equity market's continued broad-based advance. During that month, the Dow Jones Industrial Average, which is heavily weighted with cyclical stocks, posted its best one-month gain since January 1987. In comparison, the S&P 500 Index produced a more modest total return of +3.87% for the same month. The market displayed evidence of a rotation out of long-favored growth stocks into value stocks. The S&P 500 Index's energy, basic industries and capital goods sectors were the best-performing groups during the month, and in direct contrast to the trend of recent history, small and mid cap stocks handily outperformed large cap issues during April.

Trading once again became choppy in May, as renewed fears of inflation began to take their toll on both the 30-year US Treasury bond and the equity market as well. While small stocks continued to advance during the month of May, the S&P 500 Index (which reached an all-time high of 1367.56 on May 13) fell back below the 1,300 level by May 26, 1999. Powered by a 20-point rally on the last day of trading for the month, the Index once again managed to finish the month just above the 1,300 level, which it had first broken through more than two months earlier.

  Mired by mixed signals regarding an uncertain inflationary outlook, the S&P 500 Index spent most of June in a narrow range around the 1,300 level. Four weeks of this trading range were all but forgotten on the last three days of the month, as renewed evidence of still moderate inflationary pressures in the economy put such fears into the background yet again. A strong rally saw the S&P 500 Index gain over 57 points in the last three days of June. This momentum was capped off by the Federal Reserve Board's modest increase of 25 basis points (0.25%) in the Federal Funds rate and its shift to a neutral bias on the last day of the month. This allowed the Index to finish the first half of 1999 at yet another record high of 1,372.71, surpassing the level reached in the middle of May. For the three-month and six-month periods ended June 30, the S&P 500 Index had total returns of +7.05% and +12.38%, respectively. However, unlike most recent periods, the latest leg of the bull market in US equities was led in the second quarter by mid-capitalization and smaller-capitalization stocks, as the unmanaged S&P MidCap Index and S&P Small Cap Index both posted double-digit advances during the second quarter of 1999.

PORTFOLIO MATTERS

For the six months ended June 30, 1999, Index 500 Fund's Class A Shares had a total return of +12.07%. Since inception (December 13, 1996) through June 30, 1999, the Fund's Class A Shares had a total return of +94.15%. The Fund's benchmark, the unmanaged S&P 500 Composite Index, produced total returns of +12.38% and +96.06% for the same six-month and since inception periods, respectively.

  Cash inflows into the Fund continued at a solid pace throughout the first half of 1999, and combined with the continuing gains in the market, the Fund's net assets grew from $403.2 million on December 31, 1998 to $591.3 million on June 30, 1999. This represents an increase of more than 46% in the Fund's net assets during this period. The principal investments of the Fund are a fully replicating portfolio of all 500 stocks in the Index, plus a long position in S&P 500 futures contracts, which are used to quickly convert most daily cash flows into the Fund into equity exposure. At the end of June, the Fund's equity portfolio was valued at $573.0 million. In addition, the Fund held a long position of 53 S&P 500 futures contracts. As always, it is the Fund's goal to be 100% invested in the S&P 500 Index at all times.

  The first half of 1999 was an active period for composition changes within the Index. In response to this activity, we initiated positions in the following stocks during the first quarter of the year: McKesson HBOC, Inc., SouthTrust Corporation, AmSouth Bancorporation, CenturyTel, Inc. and Kansas City Southern Industries, Inc. In the second quarter of 1999, we added: Watson Pharmaceutical, CMS Energy Corporation, AFLAC Incorporated, Delphi Automotive Systems Corporation, Paine Webber Group Inc., Wellpoint Health Networks Inc., Nabisco Group Holdings Corp., Florida Progress Corporation, Office Depot, Inc., Network Appliance, Inc., Best Buy Co., Inc. and Vulcan Materials Company.

--------------------------------------------------------------------------------

IN CONCLUSION

We appreciate your investment in Index 500 Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to assisting you with your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President

/s/ Eric S. Mitofsky
Eric S. Mitofsky
Senior Vice President and Portfolio Manager

July 28, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/99                                                       +22.33%
--------------------------------------------------------------------------------
Inception (12/13/96) to 6/30/99                                           +29.78
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                  +22.33%         +12.07%

--------------------------------------------------------------------------------
* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
+3Com Corporation..............   18,454  $    492,491
+The AES Corporation...........    9,708       564,277
AFLAC Incorporated.............   13,626       652,345
ALLTEL Corporation.............   14,347     1,025,810
+ALZA Corporation..............    5,141       261,548
+AMR Corporation...............    7,831       534,466
ASARCO Incorporated............    2,022        38,039
AT&T Corp. ....................  162,270     9,056,694
Abbott Laboratories............   77,532     3,527,706
Adobe Systems Incorporated.....    3,107       255,162
Adolph Coors Company (Class
  B)...........................    1,852        91,674
+Advanced Micro Devices,
  Inc. ........................    7,475       135,017
Aetna Inc......................    7,189       642,966
Air Products and Chemicals,
  Inc. ........................   11,702       471,005
Alberto-Culver Company (Class
  B)...........................    2,909        77,452
Albertson's, Inc. .............   21,417     1,104,315
Alcan Aluminium Ltd. ..........   11,525       368,080
Alcoa Inc. ....................   18,846     1,166,096
Allegheny Teledyne
  Incorporated.................    9,827       222,336
Allergan Inc. .................    3,396       376,956
AlliedSignal Inc. .............   28,184     1,775,592
The Allstate Corporation.......   41,152     1,476,328
Amerada Hess Corporation.......    4,631       275,544
Ameren Corporation.............    6,985       268,049
+America Online, Inc...........   55,406     6,122,363
American Electric Power
  Company, Inc.................    9,828       369,164
American Express Company.......   22,976     2,989,752
American General Corporation...   12,794       964,348
American Greetings Corporation
  (Class A)....................    3,437       103,540
American Home Products
  Corporation..................   66,787     3,840,252
American International Group,
  Inc. ........................   63,175     7,395,423
Ameritech Corporation..........   56,091     4,122,688
+Amgen Inc.....................   26,109     1,589,385
AmSouth Bancorporation.........    8,988       208,409
Anadarko Petroleum
  Corporation..................    6,169       227,096
+Andrew Corporation............    4,228        80,068
Anheuser-Busch Companies,
  Inc. ........................   24,258     1,720,802
Aon Corporation................   13,062       538,807
Apache Corporation.............    5,681       221,559
+Apple Computer, Inc. .........    8,116       375,872
+Applied Materials, Inc. ......   19,020     1,405,102
Archer-Daniels-Midland
  Company......................   29,991       462,986
Armstrong World Industries,
  Inc..........................    2,040       117,937
Ashland Inc....................    3,731       149,706
Associates First Capital
  Corporation (Class A)........   37,155     1,646,431
Atlantic Richfield Company
  (ARCO).......................   16,418     1,371,929
Autodesk, Inc..................    3,053        90,254
Automatic Data Processing,
  Inc. ........................   31,553     1,388,332
+AutoZone, Inc. ...............    7,655       230,607
Avery Dennison Corporation.....    5,799       350,115

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
Avon Products, Inc. ...........   13,353  $    741,091
BB&T Corporation...............   16,032       588,174
The B.F. Goodrich Company......    3,792       161,160
+BMC Software, Inc. ...........   12,035       649,890
Baker Hughes Incorporated......   16,677       558,679
Ball Corporation...............    1,550        65,487
Bank of America Corporation....   88,980     6,523,346
The Bank of New York Company,
  Inc. ........................   38,801     1,423,512
Bank One Corporation...........   60,223     3,587,032
BankBoston Corporation.........   15,131       773,572
Barrick Gold Corporation.......   19,886       385,291
Battle Mountain Gold Company...   11,718        28,563
Bausch & Lomb Incorporated.....    2,909       222,538
Baxter International Inc. .....   14,870       901,494
The Bear Stearns Companies
  Inc. ........................    5,937       277,555
Becton, Dickinson and Company..   12,708       381,240
Bell Atlantic Corporation......   79,190     5,177,046
BellSouth Corporation..........   96,587     4,527,516
Bemis Company, Inc. ...........    2,678       106,450
+Best Buy Co., Inc. ...........   10,489       708,007
Bestfoods......................   14,250       705,375
+Bethlehem Steel Corporation...    6,613        50,837
Biomet, Inc. ..................    5,686       226,018
The Black & Decker
  Corporation..................    4,481       282,863
The Boeing Company.............   49,672     2,194,881
Boise Cascade Corporation......    2,845       121,979
+Boston Scientific
  Corporation..................   20,177       886,527
Briggs & Stratton
  Corporation..................    1,221        70,513
Bristol-Myers Squibb Company...  101,267     7,132,994
Brown-Forman Corporation (Class
  B)...........................    3,501       228,221
Browning Ferris Industries,
  Inc. ........................    8,000       344,000
Brunswick Corporation..........    4,689       130,706
Burlington Northern Santa Fe
  Corp. .......................   23,928       741,768
Burlington Resources Inc. .....    9,053       391,542
+CBS Corporation...............   36,303     1,576,912
CIGNA Corporation..............   10,375       923,375
CMS Energy Corporation.........    5,984       250,580
C.R. Bard, Inc. ...............    2,621       125,317
CSX Corporation................   11,119       503,830
CVS Corporation................   19,930     1,011,447
+Cabletron Systems, Inc. ......    8,787       114,231
Campbell Soup Company..........   22,243     1,031,519
Capital One Financial
  Corporation..................   10,051       559,715
Cardinal Health, Inc. .........   13,885       890,376
Carnival Corporation...........   31,281     1,517,128
Carolina Power & Light
  Company......................    7,691       329,271
Case Corporation...............    3,776       181,720
Caterpillar Inc. ..............   18,145     1,088,700
+Cendant Corporation...........   39,181       803,210
Centex Corporation.............    3,026       113,664
Central & South West
  Corporation..................   10,823       252,988
CenturyTel, Inc. ..............    7,104       282,384
+Ceridian Corporation..........    7,363       240,678

                                       163
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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
Champion International
  Corporation..................    4,872  $    233,247
The Charles Schwab
  Corporation..................   20,817     2,287,268
The Chase Manhattan
  Corporation..................   43,145     3,737,436
Chevron Corporation............   33,419     3,181,071
The Chubb Corporation..........    8,245       573,027
Cincinnati Financial
  Corporation..................    8,420       316,276
Cinergy Corp. .................    8,086       258,752
Circuit City Stores -- Circuit
  City Group...................    5,104       474,672
+Cisco Systems, Inc. ..........  162,896    10,506,792
Citigroup Inc. ................  172,318     8,185,105
+Clear Channel Communications,
  Inc. ........................   16,934     1,167,388
The Clorox Company.............    6,018       642,798
The Coastal Corporation........   10,842       433,680
The Coca-Cola Company..........  125,814     7,863,375
Coca-Cola Enterprises Inc. ....   21,652       644,147
Colgate-Palmolive Company......   14,936     1,474,930
Columbia Energy Group..........    4,225       264,855
Columbia/HCA Healthcare
  Corporation..................   28,969       660,855
Comcast Corporation (Class
  A)...........................   37,745     1,450,823
Comerica Incorporated..........    7,927       471,161
Compaq Computer Corporation....   86,691     2,053,493
Computer Associates
  International, Inc. .........   27,350     1,504,250
+Computer Sciences
  Corporation..................    8,061       557,720
+Compuware Corporation.........   18,757       596,707
ConAgra, Inc. .................   24,896       662,856
Conseco, Inc. .................   16,498       502,158
Consolidated Edison, Inc. .....   11,588       524,357
Consolidated Natural Gas
  Company......................    4,846       294,394
+Consolidated Stores
  Corporation..................    5,577       150,579
Constellation Energy Group.....    7,588       224,794
Cooper Industries, Inc. .......    4,811       250,172
Cooper Tire & Rubber
  Company......................    3,865        91,311
Corning Incorporated...........   12,456       873,477
+Costco Companies, Inc. .......   11,201       896,780
Countrywide Credit Industries,
  Inc. ........................    5,744       245,556
Crane Co. .....................    3,497       109,937
Crown Cork & Seal Company,
  Inc. ........................    6,240       177,840
Cummins Engine Company, Inc. ..    2,137       122,076
Cyprus Amax Minerals Company...    4,638        70,440
DTE Energy Company.............    7,387       295,480
Dana Corporation...............    8,472       390,241
Danaher Corporation............    6,905       401,353
Darden Restaurants, Inc. ......    6,824       148,848
+Data General Corporation......    2,581        37,586
Dayton Hudson Corporation......   22,574     1,467,310
Deere & Company................   11,816       468,209
+Dell Computer Corporation.....  129,332     4,785,284
Delphi Automotive Systems
  Corporation..................   28,824       535,045
Delta Air Lines, Inc. .........    7,157       412,422
Deluxe Corporation.............    3,984       155,127

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
Dillard's, Inc. (Class A)......    5,447  $    191,326
Dollar General Corporation.....   11,289       327,381
Dominion Resources, Inc. ......    9,789       423,986
Dover Corporation..............   10,881       380,835
The Dow Chemical Company.......   11,204     1,421,508
Dow Jones & Company, Inc. .....    4,619       245,096
Duke Energy Corporation........   18,574     1,009,961
The Dun & Bradstreet
  Corporation..................    8,366       296,470
EG & G, Inc. ..................    2,328        82,935
E.I. du Pont de Nemours and
  Company......................   57,517     3,929,130
+EMC Corporation...............   51,624     2,839,320
Eastern Enterprises............    1,142        45,394
Eastman Chemical Company.......    4,034       208,759
Eastman Kodak Company..........   16,406     1,111,506
Eaton Corporation..............    3,640       334,880
Ecolab Inc. ...................    6,577       286,922
Edison International...........   17,706       473,635
Electronic Data Systems
  Corporation..................   25,136     1,421,755
Eli Lilly and Company..........   56,146     4,021,457
Emerson Electric Co. ..........   22,195     1,395,511
Engelhard Corporation..........    6,405       144,913
Enron Corp. ...................   18,033     1,474,198
Entergy Corporation............   12,562       392,562
Equifax Inc. ..................    7,366       262,874
Exxon Corporation++............  123,804     9,548,384
+FDX Corporation...............   15,168       822,864
+FMC Corporation...............    1,619       110,598
FPL Group, Inc. ...............    9,236       504,517
Federal Home Loan Mortgage
  Association..................   35,450     2,056,100
Federal National Mortgage
  Association..................   52,270     3,573,961
+Federated Department Stores,
  Inc. ........................   10,636       563,043
Fifth Third Bancorp............   13,701       911,973
First Data Corporation.........   22,026     1,077,897
First Union Corporation........   49,358     2,319,826
Firstar Corporation............   33,729       944,412
FirstEnergy Corp. .............   11,966       370,946
Fleet Financial Group, Inc. ...   29,088     1,290,780
Fleetwood Enterprises, Inc. ...    1,758        46,477
Florida Progress Corporation...    4,949       204,456
Fluor Corporation..............    3,863       156,452
Ford Motor Company.............   61,772     3,486,257
Fort James Corporation.........   11,235       425,526
Fortune Brands, Inc. ..........    8,519       352,474
Foster Wheeler Corporation.....    2,066        29,182
Franklin Resources, Inc. ......   12,883       523,372
Freeport-McMoRan Copper & Gold,
  Inc. (Class B)...............    8,336       149,527
Frontier Corporation...........    8,831       521,029
+Fruit of the Loom, Inc. (Class
  A)...........................    3,667        35,753
GPU, Inc. .....................    6,409       270,380
GTE Corporation................   49,553     3,753,640
Gannett Co., Inc. .............   14,247     1,016,880
The Gap, Inc. .................   43,825     2,207,710
+Gateway Inc. .................    7,972       470,348
General Dynamics Corporation...    6,463       442,716

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
General Electric Company++.....  166,849  $ 18,853,937
+General Instrument
  Corporation..................    8,802       374,085
General Mills, Inc. ...........    7,803       627,166
General Motors Corporation.....   33,064     2,182,224
Genuine Parts Company..........    9,175       321,125
Georgia-Pacific Group..........    8,753       414,673
The Gillette Company...........   56,586     2,320,026
Golden West Financial
  Corporation..................    2,906       284,788
The Goodyear Tire & Rubber
  Company......................    7,992       470,030
The Great Atlantic & Pacific
  Tea Company, Inc. ...........    1,945        65,765
Great Lakes Chemical
  Corporation..................    3,012       138,740
Guidant Corporation............   15,377       790,954
H & R Block, Inc. .............    4,982       249,100
+HCR Manor Care, Inc. .........    5,653       136,732
+HEALTHSOUTH Corporation.......   21,149       315,913
H.J. Heinz Company.............   18,331       918,841
Halliburton Company............   22,426     1,014,777
Harcourt General, Inc. ........    3,608       186,038
+Harrah's Entertainment,
  Inc. ........................    6,508       143,176
Harris Corporation.............    4,064       159,258
The Hartford Financial Services
  Group, Inc. .................   11,572       674,792
Hasbro, Inc....................    9,966       278,425
Helmerich & Payne, Inc. .......    2,542        60,531
Hercules Incorporated..........    5,131       201,712
Hershey Foods Corporation......    7,126       423,106
Hewlett-Packard Company........   51,804     5,206,302
Hilton Hotels Corporation......   13,170       186,849
The Home Depot, Inc. ..........   75,558     4,868,769
Homestake Mining Company.......   13,227       108,296
Honeywell Inc. ................    6,431       745,192
Household International,
  Inc. ........................   24,447     1,158,177
+Humana Inc. ..................    8,545       110,551
Huntington Bancshares
  Incorporated.................   10,710       374,850
IKON Office Solutions, Inc. ...    7,583       113,745
IMS Health Incorporated........   16,155       504,844
ITT Industries, Inc. ..........    4,483       170,914
Illinois Tool Works Inc. ......   12,772     1,047,304
Inco Limited...................    9,789       176,202
Ingersoll-Rand Company.........    8,418       544,013
Intel Corporation..............  169,200    10,067,400
International Business Machines
  Corporation..................   92,547    11,961,700
International Flavors &
  Fragrances Inc. .............    5,454       242,021
International Paper Company....   20,916     1,056,258
The Interpublic Group of
  Companies, Inc. .............    7,167       620,841
J.C. Penney Company, Inc. .....   13,450       653,166
J.P. Morgan & Co.,
  Incorporated.................    9,045     1,270,823
Jefferson-Pilot Corporation....    5,408       357,942
Johnson & Johnson..............   68,629     6,725,642
Johnson Controls, Inc. ........    4,314       299,014
Jostens, Inc. .................    1,802        37,955
+KLA-Tencor Corporation........    4,496       291,678
Kansas City Southern
  Industries, Inc. ............    5,583       356,265

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
Kaufman and Broad Home
  Corporation..................    2,444  $     60,795
Kellogg Company................   20,674       682,242
Kerr-McGee Corporation.........    4,424       222,030
KeyCorp........................   22,838       733,671
Kimberly-Clark Corporation.....   27,150     1,547,550
+King World Productions,
  Inc. ........................    3,649       127,031
+Kmart Corporation.............   25,246       414,981
Knight Ridder, Inc. ...........    4,015       220,574
+Kohl's Corporation............    8,297       640,425
+The Kroger Co. ...............   42,124     1,176,839
+LSI Logic Corporation.........    7,295       336,482
Laidlaw Inc. ..................   16,820       124,048
Lehman Brothers Holdings
  Inc. ........................    6,058       377,111
The Limited, Inc. .............   10,884       493,862
Lincoln National Corporation...   10,254       536,412
Liz Claiborne, Inc. ...........    3,215       117,348
Lockheed Martin Corporation....   20,108       749,023
Loews Corporation..............    5,571       440,805
Longs Drug Stores
  Corporation..................    1,979        68,399
Louisiana-Pacific
  Corporation..................    5,477       130,079
Lowe's Companies, Inc. ........   18,949     1,074,171
Lucent Technologies Inc. ......  155,016    10,453,898
MBIA, Inc. ....................    5,062       327,765
MBNA Corporation...............   40,872     1,251,705
+MCI WorldCom, Inc. ...........   94,884     8,160,024
MGIC Investment Corporation....    5,585       271,571
Mallinckrodt Inc. .............    3,637       132,296
Marriott International, Inc.
  (Class A)....................   12,724       475,560
Marsh & McLennan Companies,
  Inc. ........................   13,424     1,013,512
Masco Corporation..............   17,182       496,130
Mattel, Inc. ..................   21,246       561,691
The May Department Stores
  Company......................   17,040       696,510
Maytag Corporation.............    4,509       314,221
McDermott International,
  Inc. ........................    3,017        85,230
McDonald's Corporation.........   69,248     2,860,808
The McGraw-Hill Companies,
  Inc. ........................   10,044       541,748
McKesson HBOC, Inc. ...........   14,141       454,280
The Mead Corporation...........    5,197       216,975
+MediaOne Group, Inc. .........   30,879     2,296,626
Medtronic, Inc. ...............   29,800     2,320,675
Mellon Bank Corporation........   26,572       966,557
Mercantile Bancorporation
  Inc. ........................    8,026       458,485
Merck & Co., Inc. .............  120,376     8,907,824
Meredith Corporation...........    2,685        92,968
Merrill Lynch & Co., Inc.++....   18,759     1,499,548
+Micron Technology, Inc. ......   12,769       514,750
+Microsoft Corporation++.......  260,270    23,473,101
Milacron Inc. .................    1,888        34,928
Millipore Corporation..........    2,217        89,927
Minnesota Mining and
  Manufacturing Company (3M)...   20,532     1,785,001
+Mirage Resorts,
  Incorporated.................   10,138       169,812
Mobil Corporation..............   39,905     3,950,595
Monsanto Company...............   32,202     1,269,966
Morgan Stanley Dean Witter &
  Co...........................   29,096     2,982,340

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
Motorola, Inc..................   30,750  $  2,913,563
NACCO Industries, Inc. (Class
  A)...........................      414        30,429
NICOR, Inc. ...................    2,433        92,606
Nabisco Group Holdings
  Corp. .......................   16,558       323,916
Nalco Chemical Company.........    3,355       174,041
National City Corporation......   16,034     1,050,227
+National Semiconductor
  Corporation..................    8,566       216,827
National Service Industries,
  Inc. ........................    2,111        75,996
+Navistar International
  Corporation..................    3,415       170,750
+Network Appliance, Inc. ......    3,652       204,056
New Century Energies, Inc. ....    5,830       226,277
The New York Times Company
  (Class A)....................    9,001       331,349
Newell Rubbermaid Inc. ........   14,369       668,159
Newmont Mining Corporation.....    8,502       168,977
+Nextel Communications, Inc.
  (Class A)....................   15,092       757,430
+Niagara Mohawk Holdings
  Inc. ........................    9,531       153,092
Nike, Inc. (Class B)...........   14,342       908,028
Nordstrom, Inc. ...............    7,251       242,909
Norfolk Southern Corporation...   19,375       583,672
Nortel Networks Corporation....   33,869     2,940,253
Northern States Power Company..    7,833       189,461
Northern Trust Corporation.....    5,673       550,281
Northrop Grumman Corporation...    3,509       232,691
+Novell, Inc. .................   17,158       454,687
Nucor Corporation..............    4,468       211,951
ONEOK, Inc. ...................    1,574        49,975
Occidental Petroleum
  Corporation..................   17,746       374,884
+Office Depot, Inc. ...........   19,012       419,452
Omnicom Group Inc. ............    9,122       729,760
+Oracle Corporation............   73,406     2,725,198
Owens Corning..................    2,753        94,634
+Owens-Illinois, Inc. .........    7,921       258,918
PACCAR Inc. ...................    3,982       212,539
PE Corp-PE Biosystems Group....    2,601       298,465
PECO Energy Company............    9,781       409,579
PG&E Corporation...............   19,560       635,700
PNC Bank Corp. ................   15,502       893,303
PP&L Resources, Inc. ..........    8,042       247,292
PPG Industries, Inc. ..........    8,858       523,176
PacifiCorp. ...................   15,153       278,436
Paine Webber Group Inc. .......    7,447       348,147
Pall Corporation...............    6,325       140,336
+Parametric Technology
  Corporation..................   13,806       191,558
Parker-Hannifin Corporation....    5,553       254,050
Paychex, Inc. .................   12,510       398,756
Peoples Energy Corporation.....    1,787        67,348
+PeopleSoft, Inc. .............   12,277       211,778
The Pep Boys-Manny, Moe &
  Jack.........................    2,658        57,479
PepsiCo, Inc. .................   75,319     2,913,904
Pfizer Inc. ...................   66,001     7,243,610
Pharmacia & Upjohn, Inc. ......   25,842     1,468,149
Phelps Dodge Corporation.......    2,983       184,760
Philip Morris Companies
  Inc.++.......................  123,037     4,944,549
Phillips Petroleum Company.....   12,877       647,874

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
Pioneer Hi-Bred International,
  Inc. ........................   12,221  $    475,855
Pitney Bowes Inc. .............   13,698       880,097
Placer Dome Inc. ..............   16,590       195,969
Polaroid Corporation...........    2,245        62,018
Potlatch Corporation...........    1,469        64,544
Praxair, Inc. .................    8,061       394,485
The Procter & Gamble Company...   67,765     6,048,026
The Progressive Corporation....    3,718       539,110
Provident Companies, Inc. .....    6,892       275,680
Providian Financial
  Corporation..................    7,258       678,623
Public Service Enterprise Group
  Incorporated.................   11,197       457,677
Pulte Corporation..............    2,198        50,691
The Quaker Oats Company........    6,877       456,461
R. R. Donnelley & Sons
  Company......................    6,670       247,207
Ralston-Ralston Purina Group...   16,609       505,536
Raychem Corporation............    3,951       146,187
Raytheon Company (Class B).....   17,188     1,209,606
+Reebok International Ltd. ....    2,849        53,063
Regions Financial
  Corporation..................   11,426       439,187
Reliant Energy, Inc. ..........   15,111       417,441
Republic New York
  Corporation..................    5,364       365,758
Reynolds Metals Company........    3,287       193,933
Rite Aid Corporation...........   13,205       325,173
Rockwell International
  Corporation..................    9,685       588,364
Rohm and Haas Company..........   10,834       464,503
+Rowan Companies, Inc. ........    4,275        78,820
Royal Dutch Petroleum Company
  (NY Registered Shares).......  109,348     6,588,217
Russell Corporation............    1,741        33,950
Ryder System, Inc. ............    3,655        95,030
SAFECO Corporation.............    6,949       306,625
SBC Communications Inc. .......  100,145     5,808,410
SLM Holding Corporation........    8,306       380,519
SUPERVALU INC. ................    6,123       157,285
SYSCO Corporation..............   16,878       503,175
+Safeway Inc. .................   25,324     1,253,538
Sara Lee Corporation...........   46,073     1,045,281
Schering-Plough Corporation....   75,070     3,978,710
Schlumberger Limited...........   27,847     1,773,506
Scientific-Atlanta, Inc. ......    3,824       137,664
+Seagate Technology, Inc. .....   11,357       291,023
The Seagram Company Ltd. ......   21,845     1,100,442
+Sealed Air Corporation........    4,240       275,070
Sears, Roebuck & Co. ..........   19,426       865,671
Sempra Energy..................   12,271       277,631
Service Corporation
  International................   13,912       267,806
Shared Medical Systems
  Corporation..................    1,312        85,608
The Sherwin-Williams Company...    8,674       240,704
Sigma-Aldrich Corporation......    5,127       176,561
+Silicon Graphics, Inc. .......    9,608       157,331
Snap-On Incorporated...........    3,354       121,373
+Solectron Corporation.........   12,837       856,067
Sonat Inc. ....................    5,611       185,864
SouthTrust Corporation.........    8,533       327,454
The Southern Company...........   35,546       941,969
Southwest Airlines Co. ........   17,129       533,140

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
Springs Industries, Inc. (Class
  A)...........................      935  $     40,789
Sprint Corp. (FON Group).......   44,115     2,329,823
Sprint Corp. (PCS Group).......   22,434     1,281,542
+St. Jude Medical, Inc. .......    4,282       152,546
The St. Paul Companies,
  Inc. ........................   11,540       367,116
The Stanley Works..............    4,527       145,713
+Staples, Inc. ................   23,703       733,312
State Street Corporation.......    8,181       698,453
Summit Bancorp.................    8,733       365,149
+Sun Microsystems, Inc. .......   39,463     2,718,014
Sunoco, Inc. ..................    4,612       139,225
SunTrust Banks, Inc. ..........   16,357     1,135,789
Synovus Financial Corp. .......   13,823       274,732
The TJX Companies, Inc. .......   16,406       546,525
TRW Inc. ......................    6,108       335,177
Tandy Corporation..............    9,870       482,396
Tektronix, Inc. ...............    2,384        71,967
+Tellabs, Inc. ................   19,967     1,349,020
Temple-Inland, Inc. ...........    2,834       193,421
+Tenet Healthcare
  Corporation..................   15,796       293,213
Tenneco Inc. ..................    8,656       206,662
Texaco Inc. ...................   27,312     1,707,000
Texas Instruments
  Incorporated.................   19,989     2,898,405
Texas Utilities Company........   14,312       590,370
Textron, Inc.  ................    7,689       632,901
+Thermo Electron Corporation...    8,051       161,523
Thomas & Betts Corporation.....    2,893       136,694
Time Warner Inc. ..............   60,829     4,470,932
The Times Mirror Company (Class
  A)...........................    3,687       218,455
The Timken Company.............    3,176        61,932
Torchmark Corporation..........    6,801       232,084
+Toys "R" Us, Inc. ............   12,674       262,193
Transamerica Corporation.......    6,377       478,275
Tribune Company................    6,057       527,716
+Tricon Global Restaurants,
  Inc. ........................    7,829       423,745
Tupperware Corporation.........    2,943        75,047
Tyco International Ltd. .......   41,849     3,965,193
U S WEST, Inc. ................   25,637     1,506,174
+US Airways Group, Inc. .......    3,765       164,013
US Bancorp.....................   37,068     1,260,312
UST Inc. ......................    8,980       262,665
USX-Marathon Group.............   15,740       512,534
USX-U.S. Steel Group...........    4,495       121,365
Unicom Corporation.............   11,058       426,424
Unilever NV (NY Registered
  Shares)......................   29,132     2,031,957
Union Carbide Corporation......    6,778       330,428
Union Pacific Corporation......   12,593       734,329
Union Pacific Resources Group
  Inc. ........................   12,858       209,746
Union Planters Corporation.....    7,273       325,012
+Unisys Corporation............   13,750       535,391
United HealthCare
  Corporation..................    8,829       552,916
United Technologies
  Corporation..................   24,594     1,763,082
Unocal Corporation.............   12,302       487,467

                                 SHARES      VALUE
         COMMON STOCKS            HELD     (Note 1a)
------------------------------------------------------
+Unum Provident Corporation....    7,047  $    385,823
V. F. Corporation..............    6,117       261,502
+Viacom, Inc. (Class B)........   35,207     1,549,108
Vulcan Materials Company.......    5,232       252,444
+W.R. Grace & Co...............    3,526        64,790
W. W. Grainger, Inc. ..........    4,759       256,094
Wachovia Corporation...........   10,341       884,802
Wal-Mart Stores, Inc. .........  226,964    10,951,013
Walgreen Co. ..................   51,075     1,500,328
The Walt Disney Company........  105,014     3,235,744
Warner-Lambert Company.........   43,378     3,009,349
Washington Mutual, Inc. .......   30,334     1,073,065
Waste Management, Inc. ........   31,059     1,669,421
+Watson Pharmaceutical.........    4,879       171,070
+Wellpoint Health Networks
  Inc. ........................    3,435       291,546
Wells Fargo Company............   84,285     3,603,184
Wendy's International, Inc. ...    6,293       178,171
Westvaco Corporation...........    5,108       148,132
Weyerhaeuser Company...........   10,230       703,313
Whirlpool Corporation..........    3,854       285,196
Willamette Industries, Inc. ...    5,656       260,530
The Williams Companies,
  Inc. ........................   22,049       938,461
Winn-Dixie Stores, Inc. .......    7,575       279,802
Wm. Wrigley Jr. Company........    5,910       531,900
Worthington Industries,
  Inc. ........................    4,716        77,225
Xerox Corporation..............   33,723     1,991,765
------------------------------------------------------
TOTAL COMMON STOCKS
(COST--$435,525,288)--96.9%                572,998,090
------------------------------------------------------

SHORT-TERM OBLIGATIONS--            FACE
COMMERCIAL PAPER*                 AMOUNT
------------------------------------------------------
General Motors Acceptance
  Corp., 5.63% due
  7/01/1999................  $15,200,000    15,200,000
------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(COST--$15,200,000)--2.6%                   15,200,000
------------------------------------------------------
TOTAL INVESTMENTS
  (COST--$450,725,288)--99.5%...........   588,198,090
VARIATION MARGIN ON FINANCIAL FUTURES
  CONTRACTS**--0.1%.....................       331,250
OTHER ASSETS LESS LIABILITIES--0.4%.....     2,804,636
                                          ------------
NET ASSETS--100.0%......................  $591,333,976
                                          ============
------------------------------------------------------

--------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

** Financial futures contracts purchased as of June 30, 1999 were as follows:

----------------------------------------------------------------
NUMBER OF                          EXPIRATION         VALUE
CONTRACTS          ISSUE              DATE       (Notes 1a & 1b)
----------------------------------------------------------------
   53       S&P 500 Stock Index  September 1999    $18,307,525
----------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED
(CONTRACT PRICE--$17,712,133)                      $18,307,525
                                                   ===========
----------------------------------------------------------------

+ Non-income producing security.

++ Portion of holdings pledged as collateral for financial futures contracts.

++ An affiliate of the Fund.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$450,725,288) (Note
  1a).......................................................               $588,198,090
Cash........................................................                    265,195
Receivables:
  Securities sold...........................................  $3,156,129
  Capital shares sold.......................................     528,252
  Dividends.................................................     505,842
  Variation margin (Note 1b)................................     331,250      4,521,473
                                                              ----------
Deferred organization expenses (Note 1f)....................                      6,083
Prepaid expenses and other assets...........................                     24,126
                                                                           ------------
Total assets................................................                593,014,967
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................     944,875
  Capital shares redeemed...................................     198,108
  Investment adviser (Note 2)...............................     151,258      1,294,241
                                                              ----------
Accrued expenses and other liabilities......................                    386,750
                                                                           ------------
Total liabilities...........................................                  1,680,991
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $591,333,976
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................               $  3,333,933
Paid-in capital in excess of par............................                445,825,179
Undistributed investment income--net........................                  2,940,308
Undistributed realized capital gains on investments--net....                  1,166,362
Unrealized appreciation on investments--net.................                138,068,194
                                                                           ------------
NET ASSETS..................................................               $591,333,976
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $591,333,976 and 33,339,330
  shares outstanding........................................               $      17.74
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $49,717 foreign withholding tax)..........               $ 3,147,443
Interest and discount earned................................                   641,904
                                                                           -----------
Total income................................................                 3,789,347
                                                                           -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $  739,307
Accounting services (Note 2)................................      46,124
Printing and shareholder reports............................      21,486
Custodian fees..............................................      16,394
Professional fees...........................................      16,154
Directors' fees and expenses................................       3,935
Transfer agent fees (Note 2)................................       2,237
Registration fees...........................................         984
Amortization of organization expenses (Note 1f).............         911
Pricing services............................................         122
Other.......................................................       1,381
                                                              ----------
Total expenses..............................................                   849,035
                                                                           -----------
Investment income--net......................................                 2,940,312
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET (NOTES 1b, 1e
  & 3):
Realized gain on investments--net...........................                 1,983,492
Change in unrealized appreciation on investments--net.......                52,588,366
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $57,512,170
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                              JUNE 30, 1999    DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  2,940,312       $  4,385,862
Realized gain on investments--net...........................       1,983,492          5,356,606
Change in unrealized appreciation on investments--net.......      52,588,366         65,816,752
                                                                ------------       ------------
Net increase in net assets resulting from operations........      57,512,170         75,559,220
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1g):
Investment income--net:
  Class A...................................................      (4,385,859)        (2,775,835)
Realized gain on investments--net:
  Class A...................................................      (5,594,390)       (10,487,182)
                                                                ------------       ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (9,980,249)       (13,263,017)
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share
  transactions..............................................     140,584,642        125,686,790
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................     188,116,563        187,982,993
Beginning of period.........................................     403,217,413        215,234,420
                                                                ------------       ------------
End of period*..............................................    $591,333,976       $403,217,413
                                                                ============       ============
--------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  2,940,308       $  4,385,855
                                                                ============       ============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                     CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE        ---------------------------------------------------------------
FINANCIAL STATEMENTS.                                                      FOR THE YEAR ENDED
                                                      FOR THE SIX             DECEMBER 31,           FOR THE PERIOD
                                                     MONTHS ENDED       ------------------------     DEC. 13, 1996+
INCREASE (DECREASE) IN NET ASSET VALUE:              JUNE 30, 1999        1998            1997      TO DEC. 31, 1996
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............    $  16.23         $  13.48        $  10.17        $ 10.00
                                                       --------         --------        --------        -------
Investment income--net.............................         .09              .18             .17            .02
Realized and unrealized gain on investments--net...        1.83             3.40            3.16            .15
                                                       --------         --------        --------        -------
Total from investment operations...................        1.92             3.58            3.33            .17
                                                       --------         --------        --------        -------
Less dividends and distributions:
  Investment income--net...........................        (.18)            (.17)           (.02)            --
  Realized gain on investments--net................        (.23)            (.66)             --++           --
                                                       --------         --------        --------        -------
Total dividends and distributions..................        (.41)            (.83)           (.02)            --
                                                       --------         --------        --------        -------
Net asset value, end of period.....................    $  17.74         $  16.23        $  13.48        $ 10.17
                                                       ========         ========        ========        =======
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.................      12.07%++++       28.28%          32.81%          1.68%++++
                                                       ========         ========        ========        =======
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.....................        .34%*            .36%            .34%           .00%*
                                                       ========         ========        ========        =======
Expenses...........................................        .34%*            .36%            .40%           .60%*
                                                       ========         ========        ========        =======
Investment income--net.............................       1.19%*           1.36%           2.01%          3.08%*
                                                       ========         ========        ========        =======
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...........    $591,334         $403,217        $215,234        $10,752
                                                       ========         ========        ========        =======
Portfolio turnover.................................       1.76%           11.92%          36.85%           .04%
                                                       ========         ========        ========        =======
--------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

++ Amount is less than $.01 per share.

++++ Aggregate total investment return.

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc.("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Index 500 Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last sale price prior to the time of valuation. Securities traded in the NASDAQ National Market System are valued at the last sale price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are

--------------------------------------------------------------------------------

recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

  (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.30% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $131,522,261 and $8,284,504, respectively.

  Net realized gains for the six months ended June 30, 1999 and net unrealized gains as of June 30, 1999 were as follows:

--------------------------------------------------------------------
                                       Realized         Unrealized
                                        Gains             Gains
--------------------------------------------------------------------
Long-term investments.............    $1,191,628       $137,472,802
Financial futures contracts.......       791,864            595,392
                                      ----------       ------------
Total.............................    $1,983,492       $138,068,194
                                      ==========       ============
--------------------------------------------------------------------

  At June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $137,472,802, of which $146,380,610 related to appreciated securities and $8,907,808 related to depreciated securities. At June 30, 1999, the aggregate cost of investments for Federal income tax purposes was $450,725,288.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $140,584,642 and $125,686,790 for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

--------------------------------------------------------------------------------

  Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
             June 30, 1999                 Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    8,450,047    $140,382,869
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................      631,734       9,980,249
                                         ----------    ------------
Total issued..........................    9,081,781     150,363,118
Shares redeemed.......................     (587,855)     (9,778,476)
                                         ----------    ------------
Net increase..........................    8,493,926    $140,584,642
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
  Class A Shares for the Year Ended                     Dollar
          December 31, 1998              Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  13,011,352    $183,963,924
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,043,297      13,263,016
                                       ----------    ------------
Total issued.........................  14,054,649     197,226,940
Shares redeemed......................  (5,178,470)    (71,540,150)
                                       ----------    ------------
Net increase.........................   8,876,179    $125,686,790
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
JUNE 30, 1999--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

Once again we are looking back upon a period of remarkable events in the world's equity markets. Over the six months ended June 30, 1999, the unmanaged Morgan Stanley Capital International (MSCI) World (Ex-US) Index, returned +4.5% in US dollar terms. Over the same period, the unmanaged MSCI Emerging Markets Free Index returned +39.9% in US dollar terms.

  However, these results mask wide divergences between some of the world's equity markets. Within the developed market universe, the Pacific Basin, excluding Japan, rose by 26.0%, while Japan itself gained 20.8%. These advances were exceeded by the Asian Emerging markets, which collectively rose by 54.3%. (References to markets are measured by Morgan Stanley indexes for the six months ended June 30, 1999 and are in US dollar terms.) Outside Japan, the gains marked the early stages of recovery from the crises that had severely hit these markets over the previous 18 months. The economies in the region continued to benefit from global monetary easing, initiated in the United States with two interest rate cuts in October 1998, and followed by similar cuts in nearly all other major countries.

  Within the Asian region, improving trade figures, greater currency stability and falling interest rates formed a base for recovery. The recovery was also assisted by International Monetary Fund (IMF) funding and, in many countries, a clear political will to adhere to the conditions set by the IMF for improving the domestic financial systems. Most notable among the successes were Indonesia, South Korea and Malaysia Free. These markets rose by 110.9%, 77.9% and 77.5%, respectively, during the six months ended June 30, 1999. In South Korea, the government's efforts were also rewarded with a significant re-rating of its sovereign risk. Among the largest gains in the developed markets were the 60.4% and 31.5% increases recorded by Singapore and Hong Kong, respectively. Notwithstanding the outperformance produced by Asian stock markets, we believe that problems remain in that there is still too much production capacity and the ever-present threat of deflation. These issues hang over the whole region, including Japan. However, Japan has also been showing some sporadic signs of recovery, such as the housing sector, triggered by the various stimulative packages implemented by the government. However, first quarter gross domestic product figures showing growth at an annualized rate of 7.9% probably exaggerate the pace of recovery.

  In contrast with Asia, equity markets in other major regions performed relatively poorly over the six-month period ended June 30, 1999. Continental European developed markets actually fell by 4.4% over the six months, while the United Kingdom rose by only 2.6%. Eastern European and Middle Eastern emerging markets appeared to demonstrate a strong recovery with the unmanaged International Finance Corporation Investables Europe and Middle East Index rising by 29.4%. However, this figure masked a mixed picture with Russia bouncing back dramatically (up 133.7%) from a very low base following last year's bond default. Other emerging European markets were not so fortunate, for example, Hungary fell 8.8%.

  In January 1999, Europe saw the introduction of the euro as a common currency for 11 countries, including Germany, France, Italy, the Netherlands and Spain. This region had performed particularly well in the 12 months leading up to the launch of the new currency and had reached extremely high valuation levels amid great optimism regarding the benefits of the single currency. However, the collapse of the Russian financial markets in August 1998 led to massive losses for many European banks and sharp falls on European markets. The region's stock markets have underperformed consistently for the six months ended June 30, 1999, a trend that has been exacerbated for US-dollar based investors by a near 12% depreciation of the euro since its launch.

  The Latin American equity markets were overshadowed at the beginning of the calendar year by their current account deficits. Defaults on some Brazilian local government bonds impacted both currencies (Brazil was forced to float the real in January) and equity markets at the start of 1999. However, Latin American markets rallied sharply after the real's devaluation, aided by signs that the recession in Brazil may be a brief one. The Latin America Index rose by 31.0% over the first half of 1999.

  Throughout all of these events, the US economy continued to grow and prosper. The strength of the US equity market underpinned the US consumer-spending boom--a boom so strong that for the first time in over 20 years the US savings ratio became negative. Until recently, the absence of tangible signs of inflation, combined with the need for the US economic engine to power the rest of the world, helped keep US bond yields on a flat to

--------------------------------------------------------------------------------

downward trend. However, this downward bias was reversed by May and June with the Federal Reserve Board raising interest rates by 0.25% on June 30, 1999.

PORTFOLIO MATTERS

During the six-months ended June 30, 1999, the Fund experienced a sharp improvement in performance relative to its benchmark. The Fund's Class A Shares had a total return of +10.6% for the six months ended June 30, 1999, while the Fund's benchmark MSCI World (Ex-US) Index returned +4.5% for the same period.

  For the six-months ended June 30, 1999, the Fund was underweighted in Continental Europe, which benefited performance. In the last half of the six-month period, we reduced the scale of the underweighting to approximately 1.5% relative to the benchmark, from about 6% at the beginning of the calendar year.

  The Fund started the six month period overweight in the UK market relative to the benchmark, having raised the exposure in late 1998 on the belief that investors had underestimated both the scope of interest rate cuts and the impact these cuts would have on ensuring that the UK economy would avoid recession. In May we reversed this position as it became clear that investors had caught up with the reality of a stronger economy. At the same time, we increased the Fund's exposure to Germany on the belief that pessimism toward the German economy was overdone considering the weaker currency, lower interest rates and less tight fiscal policy at a time of rising expectations of global demand.

  We were almost neutral in Japan for most of the period relative to the benchmark (although the Fund had a much higher weighting than many international funds) and moved to an overweight position in March, just as the market began a period of outperformance. We believed that investor perceptions toward the Japanese market would begin to improve, despite the many well-known pressures that are faced there. The yen proved the strongest of the major currencies over this period.

  The change in Federal Reserve Board policy in October sparked a major rally in global markets in late 1998, which has been extended in 1999 by consistent upgrading of forecasts for the world economy. The recent change of direction by the Federal Reserve Board has been carefully staged and timed to limit any risk of cutting off this global rally. We consistently held low cash levels during this period to ensure that the Fund benefited from this strong performance.

  In the first quarter of 1999, we became positive on the prospects of the global economy, which influenced our decisions to raise exposure to commodity stocks and regions; to emerging markets; to value stocks in preference to growth stocks and also to smaller stocks around the world. All of these decisions added to the performance of the Fund.

IN CONCLUSION

The improvement in the Fund's performance relative to its benchmark also coincided with the completion of various changes in the management of the Fund that were initiated in April 1998. These changes included the resetting of the Fund's benchmark. We are now placing greater emphasis on combining the bottom-up stock selection process with top-down asset allocation. We believe that this strategy has helped improve the Fund's investment returns.

  Over recent months some trends have started to emerge in global equity markets. The emerging markets of Asia have already started their recoveries. There are also signs that commodity markets are beginning to pick up.

  We appreciate your investment in Merrill Lynch International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President

/s/ Clive D. Lang
Clive D. Lang
Portfolio Manager

August 2, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/99                                                        +7.76%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                                                   +4.80
--------------------------------------------------------------------------------
Inception (7/01/93) through 6/30/99                                        +6.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +7.76%         +10.58%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999                      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                         SHARES                                                      VALUE       PERCENT OF
     AFRICA            INDUSTRY           HELD                INVESTMENTS              COST        (NOTE 1A)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA     FINANCIAL SERVICES         80,000    ABSA Group Limited.........  $    444,494   $    452,768       0.3%
                 ------------------------------------------------------------------------------------------------------
                 GOLD MINES                 17,500    AngloGold Limited
                                                        (ADR)(a).................       369,047        376,250       0.2
                                            11,750    Anglo American PLC(d)......       388,858        549,138       0.3
                                                                                   ------------   ------------     -----
                                                                                        757,905        925,388       0.5
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN AFRICA     1,202,399      1,378,156       0.8
---------------------------------------------------------------------------------------------------------------------------
     NORTH
    AMERICA
---------------------------------------------------------------------------------------------------------------------------
CANADA           AEROSPACE & MILITARY       22,960    Bombardier Inc. 'B'........       346,511        349,574       0.2
                 TECHNOLOGY
                 ------------------------------------------------------------------------------------------------------
                 BANKING                    10,910    Bank of Nova Scotia........       233,354        233,991       0.1
                                             5,960    Royal Bank of Canada.......       308,758        262,146       0.2
                                                                                   ------------   ------------     -----
                                                                                        542,112        496,137       0.3
                 ------------------------------------------------------------------------------------------------------
                 BEVERAGES & TOBACCO        10,000    Seagram Company............       459,851        496,346       0.3
                 ------------------------------------------------------------------------------------------------------
                 BROADCASTING &             14,860    Rogers Communications, Inc.
                 PUBLISHING                             'B'(d)...................       252,568        237,812       0.1
                 ------------------------------------------------------------------------------------------------------
                 BUSINESS & PUBLIC          28,840    Laidlaw Inc................       220,450        208,816       0.1
                 SERVICES
                 ------------------------------------------------------------------------------------------------------
                 ELECTRICAL &                5,350    Newbridge Networks
                 ELECTRONICS                            Corporation(d)...........       191,371        152,050       0.1
                 ------------------------------------------------------------------------------------------------------
                 ENERGY SOURCES              7,100    Alberta Energy Company
                                                        Ltd. ....................       207,068        227,250       0.1
                                            16,330    Anderson Exploration
                                                        Ltd.(d)..................       211,517        213,822       0.1
                                            14,610    Renaissance Energy
                                                        Ltd.(d)..................       167,435        195,749       0.1
                                             6,200    Suncor Energy, Inc. .......       219,336        253,194       0.2
                                                                                   ------------   ------------     -----
                                                                                        805,356        890,015       0.5
                 ------------------------------------------------------------------------------------------------------
                 FOREST PRODUCTS &          17,710    Abitibi-Consolidated
                 PAPER                                  Inc. ....................       175,940        202,530       0.1
                 ------------------------------------------------------------------------------------------------------
                 GOLD MINES                 15,060    Placer Dome Inc............       191,999        174,263       0.1
                 ------------------------------------------------------------------------------------------------------
                 MERCHANDISING               5,380    Canadian Tire Corp. 'A'....       150,512        156,544       0.1
                 ------------------------------------------------------------------------------------------------------
                 METALS--NONFERROUS          5,130    Alcan Aluminum Ltd. .......       169,133        162,287       0.1
                                            12,180    Inco Limited...............       172,026        216,764       0.1
                                                                                   ------------   ------------     -----
                                                                                        341,159        379,051       0.2
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS          6,740    BCE Inc. ..................       293,745        327,240       0.2
                                            12,770    Nortel Networks
                                                        Corporation..............       747,033      1,088,794       0.6
                                                                                   ------------   ------------     -----
                                                                                      1,040,778      1,416,034       0.8
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN CANADA     4,718,607      5,159,172       2.9
---------------------------------------------------------------------------------------------------------------------------
UNITED STATES    EQUITY BASKET              69,392    Webs-Malaysia..............       429,774        477,070       0.3
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN THE
                                                      UNITED STATES                     429,774        477,070       0.3
---------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN NORTH
                                                      AMERICA                         5,148,381      5,636,242       3.2
---------------------------------------------------------------------------------------------------------------------------
    PACIFIC
     BASIN
---------------------------------------------------------------------------------------------------------------------------
AUSTRALIA        BANKING                    26,500    National Australia Bank
                                                        Limited..................       414,782        438,509       0.2
                                            37,500    Westpac Banking Corporation
                                                        Limited..................       231,918        243,248       0.1
                                                                                   ------------   ------------     -----
                                                                                        646,700        681,757       0.3
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
     BASIN                               SHARES                                                      VALUE       PERCENT OF
  (CONTINUED)          INDUSTRY           HELD                INVESTMENTS              COST        (NOTE 1A)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
AUSTRALIA        BEVERAGES & TOBACCO        36,000    Foster's Brewing Group
(CONCLUDED)                                             Limited..................  $    105,539   $    101,461       0.1%
                 ------------------------------------------------------------------------------------------------------
                 BROADCASTING &             75,000    The News Corporation
                 PUBLISHING                             Limited..................       509,471        639,892       0.4
                                            25,500    The News Corporation
                                                        Limited (Preferred)......       142,606        194,271       0.1
                                            15,000    Publishing & Broadcasting
                                                        Limited..................       100,999         98,987       0.1
                                                                                   ------------   ------------     -----
                                                                                        753,076        933,150       0.6
                 ------------------------------------------------------------------------------------------------------
                 BUILDING MATERIALS &       67,500    Pioneer International
                 COMPONENTS                             Limited..................       155,101        172,011       0.1
                 ------------------------------------------------------------------------------------------------------
                 BUSINESS & PUBLIC           4,900    Brambles Industries
                 SERVICES                               Limited..................       103,203        129,084       0.1
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS                  25,500    Orica Limited..............       137,697        139,264       0.1
                 ------------------------------------------------------------------------------------------------------
                 ENERGY SOURCES             33,000    Broken Hill Proprietary
                                                        Company Limited..........       261,364        382,247       0.2
                                            18,700    Woodside Petroleum
                                                        Limited..................       104,617        126,622       0.1
                                                                                   ------------   ------------     -----
                                                                                        365,981        508,869       0.3
                 ------------------------------------------------------------------------------------------------------
                 GOLD MINES                114,000    Newcrest Mining(d).........       200,710        255,949       0.1
                                            75,000    Normandy Mining Limited....        70,603         49,940       0.0
                                                                                   ------------   ------------     -----
                                                                                        271,313        305,889       0.1
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE                  27,200    AMP Limited(d).............       326,208        297,349       0.2
                                            33,800    National Mutual Holdings
                                                        Limited..................        61,461         50,338       0.0
                                            27,000    QBE Insurance Group
                                                        Limited..................        99,414        102,760       0.1
                                                                                   ------------   ------------     -----
                                                                                        487,083        450,447       0.3
                 ------------------------------------------------------------------------------------------------------
                 MERCHANDISING              15,000    Coles Myer Limited.........        75,543         87,272       0.0
                                            28,000    Woolworths Limited.........        97,070         93,129       0.1
                                                                                   ------------   ------------     -----
                                                                                        172,613        180,401       0.1
                 ------------------------------------------------------------------------------------------------------
                 METALS--NONFERROUS        300,000    M.I.M. Holdings Limited....       168,699        212,470       0.1
                                            52,500    WMC Limited................       198,938        225,526       0.1
                                                                                   ------------   ------------     -----
                                                                                        367,637        437,996       0.2
                 ------------------------------------------------------------------------------------------------------
                 REAL ESTATE                19,100    Lend Lease Corporation
                                                        Limited..................       239,558        262,239       0.1
                                            15,000    Westfield Holdings
                                                        Limited..................        71,203         91,938       0.1
                                                                                   ------------   ------------     -----
                                                                                        310,761        354,177       0.2
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS         94,000    Telstra Corporation
                                                        Limited(d)...............       392,560        538,626       0.3
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      AUSTRALIA                       4,269,264      4,933,132       2.8
---------------------------------------------------------------------------------------------------------------------------
CHINA            TELECOMMUNICATIONS          9,500    China Telecom (Hong Kong)
                                                        Limited (ADR)(a)(d)......       445,187        541,500       0.3
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN CHINA        445,187        541,500       0.3
---------------------------------------------------------------------------------------------------------------------------
INDONESIA        EQUITY BASKET              18,000    MSCI Indonesian OPALS
                                                        'B'(f)...................       356,580        356,580       0.2
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      INDONESIA                         356,580        356,580       0.2
---------------------------------------------------------------------------------------------------------------------------
JAPAN            APPLIANCES &                8,100    Sony Corporation...........       720,225        873,740       0.5
                 HOUSEHOLD DURABLES
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
     BASIN                             SHARES HELD/                                                   VALUE       PERCENT OF
  (CONTINUED)          INDUSTRY        FACE AMOUNT             INVESTMENTS              COST        (NOTE 1A)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
JAPAN            AUTOMOBILES                95,000     Fuji Heavy Industries,
                                                         Ltd. ....................  $    484,752   $    733,427       0.4%
(CONTINUED)                                 34,000     Toyota Motor Corporation...       912,442      1,076,376       0.6
                                                                                    ------------   ------------     -----
                                                                                       1,397,194      1,809,803       1.0
                 ------------------------------------------------------------------------------------------------------
                 BANKING                   117,000     The Asahi Bank, Ltd. ......       533,184        560,919       0.3
                 ------------------------------------------------------------------------------------------------------
                 BEVERAGES & TOBACCO            58     Japan Tobacco, Inc. .......       423,294        642,420       0.4
                 ------------------------------------------------------------------------------------------------------
                 BROADCASTING &              1,400     Avex Inc. .................       138,536        218,714       0.1
                 PUBLISHING
                                            14,000     Nippon Broadcasting System,
                                                         Incorporated.............       733,416        694,330       0.4
                                             1,000     Nippon Television Network
                                                         Corp. ...................       300,910        413,291       0.2
                                                                                    ------------   ------------     -----
                                                                                       1,172,862      1,326,335       0.7
                 ------------------------------------------------------------------------------------------------------
                 BUILDING MATERIALS &       64,000     Sekisui Chemical Co.,
                 COMPONENTS                              Ltd. ....................       336,861        371,367       0.2
                 ------------------------------------------------------------------------------------------------------
                 BUSINESS & PUBLIC             350     Bellsystem 24, Inc. .......       133,290        143,061       0.1
                 SERVICES
                                             1,500     Oracle Corporation Japan...       144,841        166,143       0.1
                                            62,000     Ricoh Co., Ltd.............       724,553        853,794       0.5
                                             1,000     Trend Micro
                                                         Incorporated(d)..........       130,464        166,143       0.1
                                                                                    ------------   ------------     -----
                                                                                       1,133,148      1,329,141       0.8
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS                  75,000     Kaneka Corporation.........       434,653        706,728       0.4
                                            24,000     Shin-Etsu Chemical Co.,
                                                         Ltd. ....................       571,992        803,439       0.5
                                           116,000     Toray Industries, Inc. ....       623,988        581,055       0.3
                                                                                    ------------   ------------     -----
                                                                                       1,630,633      2,091,222       1.2
                 ------------------------------------------------------------------------------------------------------
                 CONSTRUCTION &            127,000     Nishimatsu Construction
                 HOUSING                                 Co., Ltd. ...............       625,597        728,534       0.4
                 ------------------------------------------------------------------------------------------------------
                 DATA PROCESSING &          64,000     Fujitsu Limited............       861,705      1,288,147       0.7
                 REPRODUCTION
                 ------------------------------------------------------------------------------------------------------
                 ELECTRICAL &               73,000     Hitachi Ltd. ..............       595,546        684,865       0.4
                 ELECTRONICS
                                            22,000     Square Co., Ltd. ..........       802,298        792,858       0.4
                                             3,900     Sumida Electric Co.,
                                                         Ltd. ....................       105,177        117,664       0.1
                                                                                    ------------   ------------     -----
                                                                                       1,503,021      1,595,387       0.9
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONIC                  4,200     Keyence Corporation........       474,236        735,295       0.4
                 COMPONENTS &
                 INSTRUMENTATION

                                            12,000     Murata Manufacturing Co.,
                                                         Ltd. ....................       361,035        789,552       0.5
                                                31     NTT Mobile Communications
                                                         Network, Inc.(d)(e)......     1,151,127        420,235       0.2
                                               124     NTT Mobile Communications
                                                         Network, Inc.(d)(e)......             0      1,660,440       0.9
                                             4,000     Rohm Company Ltd. .........       401,186        626,550       0.4
                                                                                    ------------   ------------     -----
                                                                                       2,387,584      4,232,072       2.4
                 ------------------------------------------------------------------------------------------------------
                 FINANCIAL INVESTMENT       13,000     Jafco Co., Ltd. ...........       786,284        870,392       0.5
                 COMPANY
                 ------------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES         99,000     Daiwa Securities Group
                                                         Inc. ....................       457,127        654,654       0.4
                                       US$  905,000    MBL International Finance
                                                         (Bermuda), 3% due
                                                         11/30/2002...............     1,104,100      1,018,125       0.6
                                        96,000,000     Sanwa International Finance
                                                         Ltd. (Convertible
                                                         Preferred)(d)............       819,448        831,212       0.4
                                               360     Shohkoh Fund & Co., Ltd. ..       209,437        258,291       0.1
                                             9,800     Takefuji Corporation.......       721,925      1,013,374       0.6
                                                                                    ------------   ------------     -----
                                                                                       3,312,037      3,775,656       2.1
                 ------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
     BASIN                               SHARES                                                      VALUE       PERCENT OF
  (CONTINUED)          INDUSTRY           HELD                INVESTMENTS              COST        (NOTE 1A)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
JAPAN            FOOD & HOUSEHOLD            2,000    Hokuto Corporation.........  $     79,344   $    107,456       0.1%
(CONCLUDED)      PRODUCTS
                                             5,400    Nissin Co., Ltd. ..........       182,375        258,439       0.1
                                             2,000    Q'sai Co., Ltd. ...........        68,603         74,558       0.0
                                                                                   ------------   ------------     -----
                                                                                        330,322        440,453       0.2
                 ------------------------------------------------------------------------------------------------------
                 HEALTH & PERSONAL          49,000    Fujisawa Pharmacturical
                 CARE                                   Co., Ltd. ...............       543,501        797,900       0.5
                                            24,000    Sankyo Company, Ltd. ......       558,969        605,059       0.3
                                            15,000    Takeda Chemical
                                                        Industries...............       507,540        695,570       0.4
                                                                                   ------------   ------------     -----
                                                                                      1,610,010      2,098,529       1.2
                 ------------------------------------------------------------------------------------------------------
                 INDUSTRIAL                 23,000    Bridgestone Corp. .........       524,255        695,817       0.4
                 COMPONENTS                114,000    NSK Limited................       540,942        625,690       0.3
                                                                                   ------------   ------------     -----
                                                                                      1,065,197      1,321,507       0.7
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE                 129,000    Mitsui Marine and Fire
                                                        Insurance Company,
                                                        Ltd. ....................       694,278        634,444       0.4
                 ------------------------------------------------------------------------------------------------------
                 LEISURE & TOURISM         166,000    Mizuno Corporation.........       676,978        628,434       0.3
                                             2,600    People Co., Ltd. ..........       103,705        120,351       0.1
                                             3,300    Roland Corporation.........       110,573        106,381       0.1
                                                28    Round One Corporation......       107,550        196,495       0.1
                                                                                   ------------   ------------     -----
                                                                                        998,806      1,051,661       0.6
                 ------------------------------------------------------------------------------------------------------
                 MACHINERY &                95,000    Komatsu Ltd. ..............       545,382        607,001       0.3
                 ENGINEERING                 5,300    THK Co., Ltd. .............        95,145        122,665       0.1
                                                                                   ------------   ------------     -----
                                                                                        640,527        729,666       0.4
                 ------------------------------------------------------------------------------------------------------
                 MERCHANDISING               3,000    Art Vivant Co., Ltd. ......        77,174        100,430       0.1
                                            14,000    FamilyMart Co., Ltd. ......       648,227        642,255       0.4
                                            10,000    Ito-Yokado Co., Ltd. ......       471,237        669,532       0.4
                                               500    Ryohin Keikaku Company
                                                        Limited..................       110,904        125,847       0.1
                                             3,100    Sunkus & Associates
                                                        Inc. ....................       104,813        102,753       0.1
                                            36,000    Uny Co., Ltd. .............       542,451        541,577       0.3
                                             2,000    Yamada Denki...............        87,416        107,456       0.1
                                                                                   ------------   ------------     -----
                                                                                      2,042,222      2,289,850       1.5
                 ------------------------------------------------------------------------------------------------------
                 METALS--STEEL             263,000    Nippon Steel Corporation...       634,109        610,870       0.3
                 ------------------------------------------------------------------------------------------------------
                 MULTI-INDUSTRY             62,000    Ibiden Co., Ltd. ..........       904,963      1,024,963       0.6
                 ------------------------------------------------------------------------------------------------------
                 NON INDEX                 463,474    Nikkei (Warrants)(c).......       366,489        332,262       0.2
                 ------------------------------------------------------------------------------------------------------
                 REAL ESTATE                 3,000    Able Inc. .................       116,558        149,033       0.1
                                            67,000    Mitsui Fudosan Co.,
                                                        Ltd. ....................       724,583        542,734       0.3
                                                                                   ------------   ------------     -----
                                                                                        841,141        691,767       0.4
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS..           68    Nippon Telegraph &
                                                        Telephone Corporation
                                                        (NTT)....................       638,585        792,528       0.4
                 ------------------------------------------------------------------------------------------------------
                 TRANSPORTATION--              104    East Japan Railway
                 ROAD & RAIL                            Company..................       487,097        558,770       0.3
                                            86,000    Nippon Express Co.,
                                                        Ltd. ....................       562,288        515,374       0.3
                                                                                   ------------   ------------     -----
                                                                                      1,049,385      1,074,144       0.6
                 ------------------------------------------------------------------------------------------------------
                 WHOLESALE &                92,000    Mitsubishi Corporation.....       667,548        623,574       0.3
                 INTERNATIONAL TRADE
                                             5,100    Softbank Corporation.......       688,170      1,033,237       0.6
                                                                                   ------------   ------------     -----
                                                                                      1,355,718      1,656,811       0.9
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN JAPAN     29,995,381     36,244,590      20.5
---------------------------------------------------------------------------------------------------------------------------
MALAYSIA++       FINANCIAL SERVICES            285    Rashid Hussain BHD
                                                        (Warrants)(c)............           376            145       0.0
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      MALAYSIA                              376            145       0.0
---------------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
     BASIN                               SHARES                                                      VALUE       PERCENT OF
  (CONCLUDED)          INDUSTRY           HELD                INVESTMENTS              COST        (NOTE 1A)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND      ENERGY SOURCES            120,940    Fletcher Challenge
                                                        Energy...................  $    302,670   $    326,654       0.2%
                 ------------------------------------------------------------------------------------------------------
                 FOREST PRODUCTS &         123,360    Fletcher Challenge Paper...       118,883         92,117       0.0
                 PAPER
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        104,040    Telecom Corporation of New
                                                        Zealand Limited..........       503,207        446,307       0.3
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN NEW
                                                      ZEALAND                           924,760        865,078       0.5
---------------------------------------------------------------------------------------------------------------------------
PHILIPPINES      EQUITY BASKET              15,000    MSCI Philippines OPALS
                                                        'B'(e)(f)................       679,350        747,900       0.4
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN THE
                                                      PHILIPPINES                       679,350        747,900       0.4
---------------------------------------------------------------------------------------------------------------------------
SINGAPORE        EQUITY BASKET              38,000    MSCI Singapore OPALS
                                                        'B'(f)...................     1,564,230      1,936,100       1.1
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        125,000    Singapore
                                                        Telecommunications,
                                                        Ltd. ....................       182,925        214,517       0.1
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      SINGAPORE                       1,747,155      2,150,617       1.2
---------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA      APPLIANCES &                  404    Samsung Electronics
                 HOUSEHOLD DURABLES                     (GDR)(b)(d)(e)...........         9,019         21,533       0.0
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS            668    SK Telecom Co. Ltd.
                                                        (ADR)(a)(e)..............        10,284         11,363       0.0
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN SOUTH
                                                      KOREA                              19,303         32,896       0.0
---------------------------------------------------------------------------------------------------------------------------
THAILAND         EQUITY BASKET               9,000    MSCI Thailand OPALS(f).....       967,725      1,043,820       0.6
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      THAILAND                          967,725      1,043,820       0.6
---------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN THE
                                                      PACIFIC BASIN                  39,405,081     46,916,258      26.5
---------------------------------------------------------------------------------------------------------------------------
WESTERN EUROPE
---------------------------------------------------------------------------------------------------------------------------
AUSTRIA          BANKING                     6,000    Bank Austria AG............       356,307        315,364       0.2
                 ------------------------------------------------------------------------------------------------------
                 BUILDING MATERIALS &        7,200    Wienerberger
                 COMPONENTS                             Baustoffindustrie AG.....       166,662        186,324       0.1
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      AUSTRIA                           522,969        501,688       0.3
---------------------------------------------------------------------------------------------------------------------------
BELGIUM          EQUITY BASKET              30,300    MSCI Belgium OPALS
                                                        'B'(f)...................     2,469,081      2,413,395       1.4
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      BELGIUM                         2,469,081      2,413,395       1.4
---------------------------------------------------------------------------------------------------------------------------
DENMARK          EQUITY BASKET               4,900    MSCI Denmark OPALS
                                                        'B'(e)(f)................       684,873        680,610       0.4
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      DENMARK                           684,873        680,610       0.4
---------------------------------------------------------------------------------------------------------------------------
FINLAND          EQUITY BASKET               6,900    MSCI Finland OPALS
                                                        'B'(f)...................     1,571,282      2,204,136       1.2
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      FINLAND                         1,571,282      2,204,136       1.2
---------------------------------------------------------------------------------------------------------------------------
FRANCE           AEROSPACE & MILITARY        8,000    Thomson CSF................       256,207        277,850       0.2
                 TECHNOLOGY
                 ------------------------------------------------------------------------------------------------------
                 AUTOMOBILES                 2,017    PSA Peugeot Citroen........       380,380        318,044       0.2
                 ------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                              SHARES                                                      VALUE       PERCENT OF
  (CONTINUED)          INDUSTRY           HELD                INVESTMENTS              COST        (NOTE 1A)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
FRANCE           BANKING                     5,500    Banque Nationale de Paris
(CONCLUDED)                                             (BNP)....................  $    487,835   $    457,999       0.3%
                                             5,600    Compagnie Financiere de
                                                        Paribas (CFP)............       455,983        627,347       0.3
                                             2,000    Societe Generale 'A'.......       379,110        352,259       0.2
                                                                                   ------------   ------------     -----
                                                                                      1,322,928      1,437,605       0.8
                 ------------------------------------------------------------------------------------------------------
                 BUILDING MATERIALS &        3,900    Compagnie de Saint
                 COMPONENTS                             Gobain...................       614,733        620,988       0.4
                                             4,500    Lafarge SA (Ordinary)......       436,776        427,596       0.2
                                                                                   ------------   ------------     -----
                                                                                      1,051,509      1,048,584       0.6
                 ------------------------------------------------------------------------------------------------------
                 BUSINESS & PUBLIC           3,100    Cap Gemini SA..............       479,719        486,897       0.3
                 SERVICES
                                             5,500    Suez Lyonnaise des Eaux....     1,044,854        991,386       0.6
                                            13,800    Vivendi....................     1,043,131      1,117,160       0.6
                                                                                   ------------   ------------     -----
                                                                                      2,567,704      2,595,443       1.5
                 ------------------------------------------------------------------------------------------------------
                 ELECTRICAL &                4,000    Alcatel....................       488,600        562,708       0.3
                 ELECTRONICS
                                             7,000    Schneider SA...............       406,146        392,813       0.3
                                                                                   ------------   ------------     -----
                                                                                        894,746        955,521       0.6
                 ------------------------------------------------------------------------------------------------------
                 ENERGY EQUIPMENT &          4,800    Coflexip...................       374,804        411,828       0.2
                 SERVICES
                 ------------------------------------------------------------------------------------------------------
                 ENERGY SOURCES              5,400    Elf Aquitaine SA...........       742,449        791,934       0.4
                                             9,400    Total SA 'B'(d)............     1,057,034      1,211,924       0.7
                                                                                   ------------   ------------     -----
                                                                                      1,799,483      2,003,858       1.1
                 ------------------------------------------------------------------------------------------------------
                 FOOD & HOUSEHOLD            1,700    Groupe Danone SA...........       436,030        438,005       0.2
                 PRODUCTS
                 ------------------------------------------------------------------------------------------------------
                 HEALTH & PERSONAL             650    L'Oreal SA.................       326,510        439,113       0.2
                 CARE
                                             6,100    Rhone-Poulenc SA...........       293,117        278,562       0.2
                                                                                   ------------   ------------     -----
                                                                                        619,627        717,675       0.4
                 ------------------------------------------------------------------------------------------------------
                 INDUSTRIAL                  5,000    Compagnie Generale des
                 COMPONENTS                             Etablissements Michelin
                                                        'B'......................       233,420        204,420       0.1
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE                  11,000    Axa........................     1,305,960      1,341,120       0.8
                 ------------------------------------------------------------------------------------------------------
                 MANUFACTURING              13,000    Sanofi-Synthelabo SA(d)....       523,704        551,319       0.3
                 ------------------------------------------------------------------------------------------------------
                 MERCHANDISING               5,400    Carrefour SA...............       632,158        793,047       0.5
                                             4,300    Pinault-Printemps-Redoute
                                                        SA.......................       674,097        737,415       0.4
                                               330    Promodes...................       198,677        216,472       0.1
                                                                                   ------------   ------------     -----
                                                                                      1,504,932      1,746,934       1.0
                 ------------------------------------------------------------------------------------------------------
                 METALS--STEEL              24,000    Usinor SA..................       300,200        357,412       0.2
                 ------------------------------------------------------------------------------------------------------
                 RECREATION/OTHER            1,200    LVMH (Louis Vuitton Moet
                 CONSUMER GOODS                         Hennessy)................       296,462        351,105       0.2
                                             1,200    LVMH (Louis Vuitton Moet
                                                        Hennessy) (Rights)(g)....             0         35,061       0.0
                                                                                   ------------   ------------     -----
                                                                                        296,462        386,166       0.2
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS         13,982    France Telecom SA..........       927,959      1,055,521       0.6
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                        FRANCE...................    14,796,055     15,847,305       9.0
---------------------------------------------------------------------------------------------------------------------------
GERMANY          AUTOMOBILES                23,000    DaimlerChrysler AG.........     1,896,883      1,991,119       1.1
                                             8,200    Volkswagen AG..............       530,508        524,802       0.3
                                                                                   ------------   ------------     -----
                                                                                      2,427,391      2,515,921       1.4
                 ------------------------------------------------------------------------------------------------------
                 BANKING                    18,811    Deutsche Bank AG...........     1,298,264      1,146,718       0.6
                                            12,200    HypoVereinsbank............       894,284        792,119       0.4
                                                                                   ------------   ------------     -----
                                                                                      2,192,548      1,938,837       1.0
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                              SHARES                                                      VALUE       PERCENT OF
  (CONTINUED)          INDUSTRY           HELD                INVESTMENTS              COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
GERMANY          CHEMICALS                  17,300    BASF AG....................  $    796,578   $    763,989       0.4%
(CONCLUDED)
                                            19,450    Bayer AG...................       790,574        809,825       0.5
                                             6,800    Hoechst AG.................       303,274        307,655       0.2
                                                                                   ------------   ------------     -----
                                                                                      1,890,426      1,881,469       1.1
                 ------------------------------------------------------------------------------------------------------
                 ELECTRICAL &               17,400    Siemens AG.................     1,208,026      1,341,347       0.8
                 ELECTRONICS
                 ------------------------------------------------------------------------------------------------------
                 EQUITY BASKET               4,500    MSCI German OPALS 'B'(f)...     1,349,333      1,390,545       0.8
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE                   4,925    Allianz AG (Registered
                                                        Shares)..................     1,411,227      1,365,365       0.8
                                             4,000    Axa Colonia Konzern AG.....       437,600        383,383       0.2
                                                                                   ------------   ------------     -----
                                                                                      1,848,827      1,748,748       1.0
                 ------------------------------------------------------------------------------------------------------
                 METALS--STEEL              38,000    Thyssen Krupp AG(d)........       816,262        835,343       0.5
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS         36,147    Deutsche Telekom AG........     1,205,500      1,516,199       0.9
                                             9,500    Mannesmann AG..............     1,111,990      1,416,714       0.8
                                                                                   ------------   ------------     -----
                                                                                      2,317,490      2,932,913       1.7
                 ------------------------------------------------------------------------------------------------------
                 TRANSPORTATION--           18,500    Deutsche Lufthansa AG
                 AIRLINES                               (Registered Shares)......       455,773        335,182       0.2
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRICAL      21,000    RWE AG.....................     1,001,372        971,536       0.5
                 & GAS
                                             7,700    RWE AG (Preferred).........       230,868        267,430       0.2
                                            13,000    Veba AG....................       813,721        763,675       0.4
                                                                                   ------------   ------------     -----
                                                                                      2,045,961      2,002,641       1.1
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      GERMANY                        16,552,037     16,922,946       9.6
---------------------------------------------------------------------------------------------------------------------------
HUNGARY          BANKING                    18,527    OTP Bank Rt. (GDR)(b)......       842,637        759,607       0.4
                 ------------------------------------------------------------------------------------------------------
                 ENERGY SOURCES             34,294    MOL Magyar Olaj-es Gazipari
                                                        Rt. (GDR)(b).............       820,074        814,483       0.5
                 ------------------------------------------------------------------------------------------------------
                 HEALTH & PERSONAL           2,690    EGIS Rt....................        95,700         64,442       0.0
                 CARE
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      HUNGARY                         1,758,411      1,638,532       0.9
---------------------------------------------------------------------------------------------------------------------------
IRELAND          BANKING                    22,500    Bank of Ireland............       490,610        379,448       0.2
                 ------------------------------------------------------------------------------------------------------
                 BUILDING MATERIALS &       15,603    CRH PLC....................       170,576        276,248       0.2
                 COMPONENTS
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      IRELAND                           661,186        655,696       0.4
---------------------------------------------------------------------------------------------------------------------------
ITALY            BANKING                    70,000    Istituto Bancario San Paolo
                                                        di Torino................     1,106,091        952,274       0.5
                                           160,000    Unicredito Italiano SpA....       893,000        702,457       0.4
                                                                                   ------------   ------------     -----
                                                                                      1,999,091      1,654,731       0.9
                 ------------------------------------------------------------------------------------------------------
                 ENERGY SOURCES            215,000    ENI SpA....................     1,462,697      1,282,942       0.7
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE                  33,000    Assicurazioni Generali.....     1,422,416      1,142,729       0.7
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        170,000    Telecom Italia Mobile (TIM)
                                                        SpA......................     1,020,144      1,014,420       0.6
                                           120,000    Telecom Italia SpA.........     1,276,262      1,246,614       0.7
                                                                                   ------------   ------------     -----
                                                                                      2,296,406      2,261,034       1.3
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN ITALY      7,180,610      6,341,436       3.6
---------------------------------------------------------------------------------------------------------------------------
NETHERLANDS      APPLIANCES &               10,560    Koninklijke (Royal) Philips
                 HOUSEHOLD DURABLES                     Electronics NV(d)........       699,145      1,040,972       0.6
                 ------------------------------------------------------------------------------------------------------
                 BANKING                    58,500    ABN AMRO Holding NV........     1,235,950      1,266,092       0.7
                 ------------------------------------------------------------------------------------------------------
                 BUSINESS & PUBLIC          15,000    TNT Post Group NV..........       439,536        357,876       0.2
                 SERVICES
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                              SHARES                                                      VALUE       PERCENT OF
  (CONTINUED)          INDUSTRY           HELD                INVESTMENTS              COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
NETHERLANDS      ENERGY SOURCES             34,900    Royal Dutch Petroleum
(CONCLUDED)                                             Company..................  $  1,720,174   $  2,042,979       1.2%
                 ------------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES         17,000    ING Groep NV...............       995,891        919,811       0.5
                 ------------------------------------------------------------------------------------------------------
                 FOOD & HOUSEHOLD            8,839    Unilever NV 'A'............       795,530        595,304       0.3
                 PRODUCTS
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE                  11,500    AEGON NV...................       882,081        833,781       0.5
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS         17,000    KPN NV.....................       793,019        797,169       0.4
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN THE
                                                      NETHERLANDS                     7,561,326      7,853,984       4.4
---------------------------------------------------------------------------------------------------------------------------
NORWAY           EQUITY BASKET              12,300    MSCI Norway OPALS
                                                        'B'(e)(f)................     1,078,203      1,072,806       0.6
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN NORWAY     1,078,203      1,072,806       0.6
---------------------------------------------------------------------------------------------------------------------------
POLAND           BANKING                     8,500    Bank Rozwoju Eksportu SA
                                                        (BRE)....................       281,710        267,725       0.2
                 ------------------------------------------------------------------------------------------------------
                 MULTI-INDUSTRY              6,000    Elektrim Spolka Akcyjna
                                                        SA.......................        83,019         84,927       0.0
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN POLAND       364,729        352,652       0.2
---------------------------------------------------------------------------------------------------------------------------
PORTUGAL         EQUITY BASKET              18,800    MSCI Portugal OPALS
                                                        'B'(e)(f)................     1,496,368      1,218,616       0.7
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      PORTUGAL                        1,496,368      1,218,616       0.7
---------------------------------------------------------------------------------------------------------------------------
SPAIN            BANKING                   101,000    Banco Santander Central
                                                        Hispano SA...............       946,242      1,051,315       0.6
                 ------------------------------------------------------------------------------------------------------
                 CONSTRUCTION &              3,250    Fomento de Construcciones y
                 HOUSING                                Contratas SA.............       199,206        185,894       0.1
                                            17,700    Grupo Dragados SA..........       191,884        207,407       0.1
                                                                                   ------------   ------------     -----
                                                                                        391,090        393,301       0.2
                 ------------------------------------------------------------------------------------------------------
                 ENERGY SOURCES             20,700    Repsol SA..................       381,357        422,402       0.2
                 ------------------------------------------------------------------------------------------------------
                 EQUITY BASKET              12,200    MSCI Spain OPALS
                                                        'B'(e)(f)................     1,506,694      1,452,044       0.8
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS         21,848    Telefonica SA(d)...........       960,556      1,051,748       0.6
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRICAL      45,000    Endesa SA..................     1,105,502        959,076       0.6
                 & GAS
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                        SPAIN....................     5,291,441      5,329,886       3.0
---------------------------------------------------------------------------------------------------------------------------
SWEDEN           APPLIANCES &               27,298    Electrolux AB 'B'..........       313,524        573,169       0.3
                 HOUSEHOLD DURABLES
                 ------------------------------------------------------------------------------------------------------
                 AUTOMOBILES                11,000    Volvo AB 'B'...............       290,209        319,847       0.2
                 ------------------------------------------------------------------------------------------------------
                 BANKING                    34,000    Skandinaviska Enskilda
                                                        Banken (SEB) 'A'.........       419,853        397,051       0.2
                                            48,000    Svenska Handelsbanken AB...       673,081        577,529       0.4
                                                                                   ------------   ------------     -----
                                                                                      1,092,934        974,580       0.6
                 ------------------------------------------------------------------------------------------------------
                 ELECTRICAL &               60,000    Telefonaktiebolaget LM
                 ELECTRONICS                            Ericsson 'B'.............     1,601,127      1,928,635       1.1
                 ------------------------------------------------------------------------------------------------------
                 EQUITY BASKET               4,000    MSCI Sweden OPALS
                                                        'B'(e)(f)................       861,800        958,960       0.5
                 ------------------------------------------------------------------------------------------------------
                 FOREST PRODUCTS &          15,500    Svenska Cellulosa AB (SCA)
                 PAPER                                  'B'......................       405,987        402,241       0.2
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN SWEDEN     4,565,581      5,157,432       2.9
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                            SHARES HELD/                                                   VALUE       PERCENT OF
  (CONTINUED)          INDUSTRY        FACE AMOUNT             INVESTMENTS              COST        (NOTE 1a)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
SWITZERLAND      BANKING                     3,000     Credit Suisse Group
                                                         (Registered Shares)......  $    444,156   $    519,740       0.3%
                                             2,500     UBS AG (Registered
                                                         Shares)..................       626,620        747,086       0.4
                                                                                    ------------   ------------     -----
                                                                                       1,070,776      1,266,826       0.7
                 ------------------------------------------------------------------------------------------------------
                 FOOD & HOUSEHOLD              450     Nestle SA (Registered
                 PRODUCTS                                Shares)..................       995,805        811,779       0.5
                 ------------------------------------------------------------------------------------------------------
                 HEALTH & PERSONAL             770     Novartis AG (Registered
                 CARE                                    Shares)..................     1,475,147      1,125,716       0.6
                                               110     Roche Holding AG...........     1,296,106      1,132,092       0.6
                                                                                    ------------   ------------     -----
                                                                                       2,771,253      2,257,808       1.2
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE                     160     Schweizerische
                                                         Rueckversicherungs-
                                                         Gesellschaft (Swiss Re)
                                                         (Registered Shares)......       400,706        305,017       0.2
                                               525     Zurich Allied AG...........       340,253        298,899       0.2
                                                                                    ------------   ------------     -----
                                                                                         740,959        603,916       0.4
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS            800     Swisscom AG (Registered
                                                         Shares)(d)...............       285,453        301,410       0.2
                 ------------------------------------------------------------------------------------------------------
                 TEXTILES & APPAREL          6,500     Charles Voegele Holding
                                                         AG(d)....................       948,690        983,770       0.5
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN
                                                       SWITZERLAND                     6,812,936      6,225,509       3.5
----------------------------------------------------------------------------------------------------------------------------
UNITED           AEROSPACE &                84,000     British Aerospace PLC......       615,615        544,884       0.3
KINGDOM          MILITARY              US$  270,000    British Aerospace PLC,
                 TECHNOLOGY                            3.75% due 7/21/2006........       426,114        435,992       0.2
                                            82,000     Rolls-Royce PLC............       378,283        346,856       0.2
                                                                                    ------------   ------------     -----
                                                                                       1,420,012      1,327,732       0.7
                 ------------------------------------------------------------------------------------------------------
                 BANKING                    21,600     Abbey National PLC.........       491,188        405,281       0.2
                                            30,000     Bank of Scotland...........       293,108        397,001       0.2
                                            20,800     Barclays PLC...............       624,643        604,903       0.3
                                            22,911     HSBC Holdings PLC..........       610,676        810,671       0.5
                                            55,600     Lloyds TSB Group PLC.......       666,842        753,293       0.4
                                            24,000     National Westminster Bank
                                                         PLC......................       500,110        508,539       0.3
                                                                                    ------------   ------------     -----
                                                                                       3,186,567      3,479,688       1.9
                 ------------------------------------------------------------------------------------------------------
                 BEVERAGES & TOBACCO        36,000     Cadbury Schweppes PLC......       273,608        229,126       0.1
                                            96,000     Diageo PLC.................     1,021,433      1,001,954       0.6
                                                                                    ------------   ------------     -----
                                                                                       1,295,041      1,231,080       0.7
                 ------------------------------------------------------------------------------------------------------
                 BROADCASTING &             54,000     WPP Group PLC..............       454,193        456,409       0.3
                 PUBLISHING
                 ------------------------------------------------------------------------------------------------------
                 BUILDING MATERIALS &       50,400     RMC Group PLC..............       504,547        811,073       0.5
                 COMPONENTS
                 ------------------------------------------------------------------------------------------------------
                 BUSINESS & PUBLIC          64,000     Securicor PLC..............       578,469        561,094       0.3
                 SERVICES
                                            90,000     Shanks & McEwan Group
                                                         PLC......................       288,558        330,361       0.2
                                                                                    ------------   ------------     -----
                                                                                         867,027        891,455       0.5
                 ------------------------------------------------------------------------------------------------------
                 CONSTRUCTION &             32,000     The Berkeley Group PLC.....       303,109        384,650       0.2
                 HOUSING
                 ------------------------------------------------------------------------------------------------------
                 DATA PROCESSING &          54,000     Computacenter PLC..........       386,424        421,104       0.2
                 REPRODUCTION
                 ------------------------------------------------------------------------------------------------------
                 ENERGY                     54,000     British Energy PLC.........       562,638        459,387       0.3
                 ------------------------------------------------------------------------------------------------------
                 ENERGY SOURCES            149,200     BP Amoco PLC...............     2,215,916      2,672,515       1.5
                                            50,000     Enterprise Oil PLC.........       332,554        325,320       0.2
                                                                                    ------------   ------------     -----
                                                                                       2,548,470      2,997,835       1.7
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                              SHARES                                                      VALUE       PERCENT OF
  (CONCLUDED)          INDUSTRY           HELD                INVESTMENTS              COST        (NOTE 1a)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
UNITED           FINANCIAL SERVICES         31,080    Halifax PLC(d).............  $    440,172   $    370,653       0.2%
KINGDOM
(CONCLUDED)

                 ------------------------------------------------------------------------------------------------------
                 FOOD & HOUSEHOLD          123,600    Unilever PLC...............     1,241,534      1,099,191       0.6
                 PRODUCTS
                 ------------------------------------------------------------------------------------------------------
                 HEALTH & PERSONAL          21,600    AstraZeneca Group PLC......       914,779        835,063       0.5
                 CARE
                                            31,840    Glaxo Wellcome PLC.........       871,289        884,334       0.5
                                            80,800    Nycomed Amersham PLC.......       549,693        561,359       0.3
                                            66,400    SmithKline Beecham PLC.....       774,392        862,481       0.5
                                                                                   ------------   ------------     -----
                                                                                      3,110,153      3,143,237       1.8
                 ------------------------------------------------------------------------------------------------------
                 INDUSTRIAL                 68,000    BBA Group PLC..............       430,198        521,709       0.3
                 COMPONENTS
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE                  32,000    Allied Zurich..............       404,607        402,016       0.2
                                            39,200    Prudential Corporation
                                                        PLC......................       582,207        576,798       0.3
                                           116,363    Royal & Sun Alliance
                                                        Insurance Group PLC......     1,082,334      1,043,081       0.6
                                                                                   ------------   ------------     -----
                                                                                      2,069,148      2,021,895       1.1
                 ------------------------------------------------------------------------------------------------------
                 LEISURE & TOURISM          37,200    Bass PLC...................       533,722        539,458       0.3
                                            60,000    Carlton Communications
                                                        PLC......................       610,837        497,196       0.3
                                           100,000    Hilton Group PLC...........       432,065        396,213       0.2
                                                                                   ------------   ------------     -----
                                                                                      1,576,624      1,432,867       0.8
                 ------------------------------------------------------------------------------------------------------
                 MERCHANDISING              72,000    ASDA Group PLC.............       168,918        246,424       0.2
                                            35,000    The Great University Stores
                                                        PLC......................       390,041        387,627       0.2
                                            60,000    J Sainsbury PLC............       378,444        378,096       0.2
                                           502,000    Tesco PLC..................     1,458,856      1,291,064       0.7
                                                                                   ------------   ------------     -----
                                                                                      2,396,259      2,303,211       1.3
                 ------------------------------------------------------------------------------------------------------
                 MISCELLANEOUS              90,000    Rexam PLC..................       297,447        364,390       0.2
                 MATERIALS &
                 COMMODITIES
                 ------------------------------------------------------------------------------------------------------
                 MULTI-INDUSTRY             81,016    BTR Siebe PLC..............       594,508        383,217       0.2
                 ------------------------------------------------------------------------------------------------------
                 REAL ESTATE                32,000    The British Land Company
                                                        PLC......................       261,357        267,440       0.2
                 ------------------------------------------------------------------------------------------------------
                 TECHNOLOGY                 46,000    SEMA Group PLC.............       439,178        443,506       0.3
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS         92,000    British Telecommunications
                                                        PLC......................     1,528,024      1,540,678       0.9
                                            16,000    Cable & Wireless PLC.......       177,948        203,794       0.1
                                            22,000    Cable & Wireless
                                                        Communications PLC.......       199,975        211,419       0.1
                                            68,000    Vodafone Group PLC.........     1,283,056      1,339,090       0.8
                                                                                   ------------   ------------     -----
                                                                                      3,189,003      3,294,981       1.9
                 ------------------------------------------------------------------------------------------------------
                 TRANSPORTATION--           32,000    British Airways PLC........       200,039        220,682       0.1
                 AIRLINES
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRICAL     112,000    BG PLC.....................       651,241        683,724       0.4
                 & GAS
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN THE
                                                      UNITED KINGDOM                 28,424,889     29,011,116      16.4
---------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN
                                                      WESTERN EUROPE                101,791,977    103,427,745      58.5
---------------------------------------------------------------------------------------------------------------------------
LATIN
AMERICA
---------------------------------------------------------------------------------------------------------------------------
BRAZIL           EQUITY BASKET              23,000    MSCI Brazil OPALS(f).......     1,003,720        913,560       0.5
                 ------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN BRAZIL     1,003,720        913,560       0.5
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

     LATIN
    AMERICA                            SHARES HELD/                                                   VALUE       PERCENT OF
  (CONCLUDED)          INDUSTRY        FACE AMOUNT             INVESTMENTS              COST        (NOTE 1a)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
CHILE            FINANCIAL SERVICES         18,000     Genesis Chile Fund(d)......  $    482,310   $    522,000       0.3%
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN CHILE        482,310        522,000       0.3
----------------------------------------------------------------------------------------------------------------------------
MEXICO           EQUITY BASKET               4,500     MSCI Mexican OPALS(f)......       401,670        430,920       0.2
                 ------------------------------------------------------------------------------------------------------
                 FOREIGN GOVERNMENT      1,538,000     Mexican Par Bond
                 BONDS                                   (Rights)(h)..............             0              0       0.0
                                         1,000,000     United Mexican States, 'C',
                                                         5.87438% due
                                                         12/31/2019(j)............       823,386        840,015       0.5
                                                                                    ------------   ------------     -----
                                                                                         823,386        840,015       0.5
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN MEXICO     1,225,056      1,270,935       0.7
----------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN LATIN
                                                       AMERICA                         2,711,086      2,706,495       1.5
----------------------------------------------------------------------------------------------------------------------------
   SHORT-TERM                              FACE
   SECURITIES                             AMOUNT
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                             US$  2,008,000  General Electric Capital
PAPER*                                                   Corp., 5.75% due
                                                         7/01/1999................     2,007,679      2,007,679       1.1
                                         7,000,000     General Motors Acceptance
                                                         Corp., 5.63% due
                                                         7/01/1999................     6,998,905      6,998,905       4.0
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN
                                                       COMMERCIAL PAPER                9,006,584      9,006,584       5.1
----------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                                          US Treasury Bills:
OBLIGATIONS*                           US$  1,000,000  4.62% due 9/02/1999(i).....       991,787        992,250       0.5
                                           500,000     4.52% due 9/09/1999(i).....       495,543        495,665       0.3
                                           500,000     4.64% due 9/23/1999........       494,522        494,705       0.3
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN
                                                       US GOVERNMENT OBLIGATIONS       1,981,852      1,982,620       1.1
----------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN SHORT-
                                                       TERM SECURITIES                10,988,436     10,989,204       6.2
----------------------------------------------------------------------------------------------------------------------------
    OPTIONS                   NOMINAL VALUE COVERED                                   PREMIUMS
   PURCHASED                   BY OPTIONS PURCHASED               ISSUE                 PAID
----------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS                                33,000     DBS, expiring March 2000 at
PURCHASED                                                US$0.01..................       182,399        352,770       0.2
                                            35,797     Nikkei 225 OTC, expiring
                                                         December 1999 at
                                                         US$190...................       138,031        148,144       0.1
                                            38,000     OCBC, expiring March 2000
                                                         at US$0.01...............       179,716        251,940       0.1
                                            41,000     SIA, expiring March 2000 at
                                                         US$0.01..................       179,943        356,290       0.2
                                            41,000     UOB, expiring March 2000 at
                                                         US$0.01..................       181,528        312,830       0.2
----------------------------------------------------------------------------------------------------------------------------
CURRENCY PUT                             8,000,000     Japanese Yen, expiring
OPTIONS                                                  October 1999 at Y150.....        71,600             80       0.0
PURCHASED
----------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS                                    850     FTSE 6325, expiring
PURCHASED                                                September 1999 at
                                                         US$632...................       314,503        353,520       0.2
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL OPTIONS PURCHASED         1,247,720      1,775,574       1.0
----------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS             162,495,080    172,829,674      97.7
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

   OPTIONS            NOMINAL VALUE COVERED                                          PREMIUMS        VALUE       PERCENT OF
    WRITTEN              BY OPTIONS WRITTEN                                  ISSUE    RECEIVED      (NOTE 1a)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS                                   850     FTSE 7000, expiring
WRITTEN                                                  September 1999 at
                                                         US$700...................  $   (107,045)  $    (54,233)      0.0%
----------------------------------------------------------------------------------------------------------------------------
CURRENCY CALL                            8,000,000     Japanese Yen, expiring
OPTIONS WRITTEN                                          October 1999 at
                                                         US$96.45.................       (71,600)        (4,000)      0.0
----------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS                                    850     FTSE 5625, expiring
WRITTEN                                                  September 1999 at
                                                         US$562...................      (120,442)      (123,866)     (0.1)
                 ------------------------------------------------------------------------------------------------------
                                                       TOTAL OPTIONS WRITTEN            (299,087)      (182,099)     (0.1)
----------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS, NET OF
                                                         OPTIONS WRITTEN..........  $162,195,993    172,647,575      97.6
                                                                                    ============
                                                       INTEREST RATE SWAPS........                       45,657       0.0
                                                       VARIATION MARGIN ON
                                                         FINANCIAL FUTURES
                                                         CONTRACTS**..............                      (46,918)      0.0
                                                       UNREALIZED DEPRECIATION ON
                                                         FORWARD FOREIGN EXCHANGE
                                                         CONTRACTS***.............                      (23,104)      0.0
                                                       OTHER ASSETS LESS
                                                         LIABILITIES..............                    4,189,251       2.4
                                                                                                   ------------     -----
                                                       NET ASSETS.................                 $176,812,461     100.0%
                                                                                                   ============     =====
----------------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(d) Non-income producing security.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) Optimized Portfolio As Listed Securities (OPALS) are investments that are exchange quoted and provide an equivalent investment exposure to that of the specific Morgan Stanley Capital International (MSCI) country index.

(g) The rights may be exercised until 9/21/1999.

(h)
The rights may be exercised until 6/30/2003.

(i)
Securities held as collateral in connection with open financial futures contracts.

(j)
Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default ratio of commercial bank loans by countries issuing these securities.

++ Effective February 16, 1999, the Company's Board of Directors adopted a change in valuation for Malaysian securities. The Company will utilize a Malaysian exchange rate of 3.80 and record an estimated exit tax on the value of any investments made before February 15, 1999, based upon its value as of August 31, 1998, in the amount of 30% through March 31, 1999, 20% from April 1, 1999 through May 31, 1999 and 10% from June 1, 1999 through August 31, 1999. These changes are due to the capital controls implemented by the Malaysian government, which froze the Malaysian ringgit at 3.80 until September 1, 1999 and initiated a tax at various rates, as described above, on any funds repatriated from Malaysia.

* Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

** Financial futures contracts purchased as of June 30, 1999 were as follows:

--------------------------------------------------------------------------------
NUMBER OF                                          EXPIRATION         VALUE
CONTRACTS            ISSUE            EXCHANGE        DATE       (NOTES 1a & 1b)
--------------------------------------------------------------------------------
            Taiwan MSCI                SIMEX       July 1999
   19                                                              $  707,180
            Nikkei 225 Index Future    SIMEX     September 1999
   62                                                               4,497,024
            OMX Index Future            OML        July 1999
   47                                                                 458,773
            TSE--35 Index Future        TSE      September 1999
   10                                                               1,374,510
--------------------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED (TOTAL CONTRACT
  PRICE--$6,766,821)                                               $7,037,487
                                                                   ==========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONCLUDED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

**
Financial futures contracts sold as of June 30, 1999 were as follows:

--------------------------------------------------------------------------------
NUMBER OF                                          EXPIRATION         VALUE
CONTRACTS            ISSUE            EXCHANGE        DATE       (NOTES 1a & 1b)
--------------------------------------------------------------------------------
            DAX                         DTB      September 1999
    6                                                              $  833,008
            MIB--30                     FIB      September 1999
   16                                                               2,885,103
            All Ordinaries Futures      SFE      September 1999
   26                                                               1,280,810
--------------------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS SOLD (TOTAL CONTRACT
  PRICE--$5,000,047)                                               $4,998,921
                                                                   ==========
--------------------------------------------------------------------------------

*** Forward foreign exchange contracts as of June 30, 1999 were as follows:

                                                UNREALIZED
                                               APPRECIATION
                                              (DEPRECIATION)
FOREIGN CURRENCY PURCHASED  EXPIRATION DATE     (NOTE 1b)
------------------------------------------------------------
Y            416,734,500
                              July 1999          $(50,411)
------------------------------------------------------------
(US$ COMMITMENT--$3,500,000)                      (50,411)
                                                 --------
------------------------------------------------------------
FOREIGN CURRENCY SOLD
------------------------------------------------------------
Y            453,040,000
                              July 1999          $ 37,846
PHP           22,908,000
                             August 1999              (90)
THB           29,784,000
                            September 1999        (10,449)
------------------------------------------------------------
(US$ COMMITMENT--$5,187,960)                       27,307
                                                 --------
------------------------------------------------------------
UNREALIZED DEPRECIATION ON FORWARD FOREIGN       $(23,104)
  EXCHANGE CONTRACTS--NET
                                                 ========
------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$161,247,360) (Note
  1a).......................................................              $171,054,100
Options purchased, at value (cost--$1,247,720) (Notes 1a &
  1b).......................................................                 1,775,574
Interest rate swaps, at value (Notes 1b & 3)................                    45,657
Cash........................................................                   122,102
Foreign cash (Note 1c)......................................                 1,982,385
Receivables:
  Securities sold...........................................  $5,277,624
  Dividends.................................................     662,763
  Capital shares sold.......................................     331,847
  Options written (Note 1b).................................     227,487
  Forward foreign exchange contracts (Note 1b)..............      27,991
  Interest..................................................      10,149     6,537,861
                                                              ----------
Prepaid expenses and other assets...........................                 1,316,713
                                                                          ------------
Total assets................................................               182,834,392
                                                                          ------------
--------------------------------------------------------------------------------------
LIABILITIES:
Options written, at value (premiums received--$299,087)
  (Notes 1a & 1b)...........................................                   182,099
Unrealized depreciation on forward foreign exchange
  contracts (Note 1b).......................................                    23,104
Payables:
  Securities purchased......................................   4,806,687
  Options purchased (Note 1b)...............................     314,503
  Capital shares redeemed...................................     309,034
  Investment adviser (Note 2)...............................     119,113
  Variation margin (Note 1b)................................      46,918
  Interest rate swap contracts (Note 1b & 3)................      17,642
  Forward foreign exchange contracts (Note 1b)..............         689     5,614,586
                                                              ----------
Accrued expenses............................................                   202,142
                                                                          ------------
Total liabilities...........................................                 6,021,931
                                                                          ------------
--------------------------------------------------------------------------------------
NET ASSETS..................................................              $176,812,461
                                                                          ============
--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................              $  1,555,450
Paid-in capital in excess of par............................               182,304,869
Undistributed investment income--net........................                 1,419,643
Accumulated distributions in excess of realized capital
  gains on investments and foreign currency
  transactions--net (Note 1f)...............................               (19,303,127)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                10,835,626
                                                                          ------------
NET ASSETS..................................................              $176,812,461
                                                                          ============
--------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $176,812,461 and 15,554,499
  shares outstanding........................................              $      11.37
                                                                          ============
--------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $228,183 foreign withholding tax).........                 $ 1,924,427
Interest and discount earned................................                     285,408
Other income................................................                     531,955
                                                                             -----------
Total income................................................                   2,741,790
                                                                             -----------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $   676,167
Custodian fees..............................................       95,123
Accounting services (Note 2)................................       18,253
Interest rate swap expense (Notes 1b & 3)...................       17,642
Pricing services............................................       14,563
Professional fees...........................................       11,844
Printing and shareholder reports............................       10,658
Transfer agent fees (Note 2)................................        2,692
Directors' fees and expenses................................        2,174
Other.......................................................        5,283
                                                              -----------
Total expenses..............................................                     854,399
                                                                             -----------
Investment income--net......................................                   1,887,391
                                                                             -----------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized gain (loss) from:
  Investments--net..........................................   12,414,678
  Foreign currency transactions--net........................      (96,009)    12,318,669
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................    3,621,575
  Foreign currency transactions--net........................      205,433      3,827,008
                                                              -----------    -----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                  16,145,677
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $18,033,068
                                                                             ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
             INCREASE (DECREASE) IN NET ASSETS:                 JUNE 30, 1999    DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------

OPERATIONS:
Investment income--net......................................    $  1,887,391       $  6,431,295
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................      12,318,669        (25,283,812)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........       3,827,008         53,994,815
                                                                ------------       ------------
Net increase in net assets resulting from operations........      18,033,068         35,142,298
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1f):
Investment income--net:
  Class A...................................................      (7,349,905)        (3,758,390)
Realized gain on investments--net:
  Class A...................................................              --         (1,207,095)
In excess of realized gain on investments--net..............
  Class A...................................................              --        (30,361,238)
                                                                ------------       ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (7,349,905)       (35,326,723)
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net decrease in net assets derived from capital share
  transactions..............................................     (27,327,505)      (231,581,631)
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (16,644,342)      (231,766,056)
Beginning of period.........................................     193,456,803        425,222,859
                                                                ------------       ------------
End of period*..............................................    $176,812,461       $193,456,803
                                                                ============       ============
--------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  1,419,643       $  6,882,157
                                                                ============       ============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.
\

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN                                  CLASS A
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL      -------------------------------------------------------------
STATEMENTS.
                                                         FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
                                                         MONTHS ENDED    --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                 JUNE 30, 1999+    1998+       1997+       1996+        1995
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................       $  10.68      $  10.80    $  11.63    $  11.06    $  10.90
                                                           --------      --------    --------    --------    --------
Investment income--net..............................            .11           .21         .20         .23         .20
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net............            .99           .56        (.71)        .49         .37
                                                           --------      --------    --------    --------    --------
Total from investment operations....................           1.10           .77        (.51)        .72         .57
                                                           --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net............................           (.41)         (.09)       (.23)       (.15)       (.01)
  Realized gain on investments--net.................             --          (.03)       (.09)         --        (.17)
  In excess of realized gain on investments--net....             --          (.77)         --          --        (.23)
                                                           --------      --------    --------    --------    --------
Total dividends and distributions...................           (.41)         (.89)       (.32)       (.15)       (.41)
                                                           --------      --------    --------    --------    --------
Net asset value, end of period......................       $  11.37      $  10.68    $  10.80    $  11.63    $  11.06
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................         10.58%++       7.80%      (4.55%)      6.62%       5.48%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................           .95%*         .89%        .90%        .89%        .89%
                                                           ========      ========    ========    ========    ========
Investment income--net..............................          2.09%*        2.03%       1.69%       1.96%       1.95%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............       $176,812      $193,457    $425,223    $349,080    $265,602
                                                           ========      ========    ========    ========    ========
Portfolio turnover..................................         79.44%       126.23%     127.96%      49.87%     100.02%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. International Equity Focus Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Interest rate swaps--The Fund is authorized to enter into equity swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate of the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

--------------------------------------------------------------------------------

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.75% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $4,834 in commissions on the execution of portfolio security transactions.

  For the six months ended June 30, 1999, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $18 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

--------------------------------------------------------------------------------

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $137,112,928 and $174,326,958, respectively.

  Net realized gains (losses) for the six months ended June 30, 1999 and net unrealized gains (losses) as of June 30, 1999 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)
---------------------------------------------------------------------
Investments:
 Long-term..........................   $12,351,502      $ 9,805,972
 Short-term.........................            --              768
 Financial futures contracts........       194,723          271,792
 Interest rate swaps................            --           45,657
 Options written....................            --           49,388
 Options purchased..................      (131,547)         599,374
                                       -----------      -----------
Total investments...................    12,414,678       10,772,951
                                       -----------      -----------
Currency transactions:
 Options written....................            --           67,600
 Options purchased..................       (60,885)         (71,520)
 Foreign currency transactions......      (323,783)          89,699
 Forward foreign exchange
   contracts........................       288,659          (23,104)
                                       -----------      -----------
Total currency transactions.........       (96,009)          62,675
                                       -----------      -----------
Total...............................   $12,318,669      $10,835,626
                                       ===========      ===========
---------------------------------------------------------------------

  The Fund has entered into the following equity swaps as of June 30, 1999:

----------------------------------------------------------------
                                   Interest Paid
                                --------------------
 Notional         Return        Current               Expiration
  Amount         Received        Rate        Type        Date
----------------------------------------------------------------
$  500,000   Price return+      6.495%    Variable*   10/28/1999
$3,280,275   Price return plus
             net dividends++    3.081%    Variable**  11/22/1999
----------------------------------------------------------------

 + The Fund receives the price return of the Hang Seng China Affiliated
   Corporations Index.

++ The Fund receives the price return plus net dividends of the European ex UK
   Small-Cap Basket.

 * 3-month US$ LIBOR plus 1.50% at reset date.

** 3-month 1 Euribor plus 0.50% at reset date.

  Transactions in options written for the six months ended June 30, 1999 were as follows:

---------------------------------------------------------------------
                                          Nominal Value
                                        Covered by Written   Premiums
         Call Options Written                Options         Received
---------------------------------------------------------------------
Outstanding call options written,
 beginning of period..................      8,000,000        $ 71,600
Options written.......................            850         107,045
                                            ---------        --------
Outstanding call options written,
 end of period........................      8,000,850        $178,645
                                            =========        ========
---------------------------------------------------------------------

---------------------------------------------------------------------
                                          Nominal Value
                                        Covered by Written   Premiums
         Put Options Written                 Options         Received
---------------------------------------------------------------------
Outstanding put options written,
 beginning of period..................          --                 --
Options written.......................         850           $120,442
                                               ---           --------
Outstanding put options written,
 end of period........................         850           $120,442
                                               ===           ========
---------------------------------------------------------------------

  At June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $10,455,502, of which $17,346,990 related to appreciated securities and $6,891,488 related to depreciated securities. At June 30, 1999, the aggregate cost of investments, net of options for Federal income tax purposes was $162,195,993.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $27,327,505 and $231,581,631 for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
  Class A Shares for the Six Months                     Dollar
         Ended June 30, 1999             Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,051,782    $ 22,001,295
Shares issued to shareholders in
 reinvestment of dividends...........     701,327       7,349,905
                                       ----------    ------------
Total issued.........................   2,753,109      29,351,200
Shares redeemed......................  (5,310,034)    (56,678,705)
                                       ----------    ------------
Net decrease.........................  (2,556,925)   $(27,327,505)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
 Class A Shares for the Year Ended                     Dollar
         December 31, 1998             Shares          Amount
-----------------------------------------------------------------
Shares sold........................    3,679,012    $  38,581,146
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.....................    3,547,854       35,326,722
                                     -----------    -------------
Total issued.......................    7,226,866       73,907,868
Shares redeemed....................  (28,489,652)    (305,489,499)
                                     -----------    -------------
Net decrease.......................  (21,262,786)   $(231,581,631)
                                     ===========    =============
-----------------------------------------------------------------

5. COMMITMENTS:

At June 30, 1999, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it agreed to purchase and sell various foreign currencies with values of approximately $299,000 and $32,000, respectively.

6. CAPITAL LOSS CARRYFORWARD:

At December 31, 1998, the Fund had a net capital loss carryforward of approximately $28,034,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
JUNE 30, 1999--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

The Fund's performance rebounded during the first half of 1999. Commodity prices and the stocks of resource companies continued to enjoy strong recoveries from the lows reached following the recessions in Asian and other emerging markets. All commodity groups delivered double-digit gains 1999 year-to-date, with the only exception being the gold sector, which is suffering from the lack of inflationary pressures and central bank selling.

  During the six months ended June 30, 1999, the Fund's Class A Shares had a total return of +25.79%. The Fund outperformed the +18.14% total return of the unmanaged Morgan Stanley Capital International (MSCI) Natural Resource Fund Index, and on a trailing 12-month basis ended June 30, 1999, the Fund's Class A Shares' total return exceeded that of the Lipper Natural Resources Fund Average of +2.50%.

  The recovery in resource stocks and strong Fund performance confirmed our belief that resource stock prices had discounted problems facing the sector. As world economic conditions continued to show signs of improvement, resource investments continued to offer the potential for positive returns. This is particularly true in selected energy and paper/forest product investments.

  Increased exposure to energy investments, particularly North American natural gas producers and oil service stocks, helped the Fund's investment results. Ten of our independent oil and gas production and oil service stocks delivered exceptionally strong total returns. The surplus of natural gas in storage resulting from the historically warm winter has continued to decline, and storage is similar to levels in 1998. Production continues to decline from the low level of drilling, so we believe that gas prices could rebound if normal winter weather patterns prevail in the upcoming heating season. We continued to add to our holdings of natural gas stocks since we believe that natural gas prices could rise sharply given current industry supply and demand dynamics, while we continued to reduce holdings of large-capitalization international oil companies. Consolidation activity in the group has pushed valuation levels to the high end of historic ranges. This provides an element of risk given our less favorable near-term outlook for their refining and chemical operations. While we have added to our oil service holdings, we are reluctant to add to current positions given the lack of earnings visibility, as well as concerns that oil industry consolidation may mute overall service activity. Proceeds from the sale of our larger oil positions were directed to domestic integrated oil companies, independent gas producers and natural gas pipelines with exploration programs.

  We continued to increase our exposure to the paper and forest products industry. Positive supply and demand fundamentals continued to evolve in the forest and paper products area, as capital spending has been pared in the wake of the Asian crisis. In addition, merger and acquisition activity continues in the group which has resulted in further capacity closures. Containerboard prices currently are approaching the levels seen in 1997, prior to the onset of the Asian recession. In addition, the increase in pulp prices may filter into the pricing of other grades.

  We dramatically increased our paper weighting over the past six months. We initiated holdings in St. Laurent Paperboard Inc. and Tembec Inc., two low-cost Canadian producers of containerboard and pulp. We also initiated holdings in Abitibi-Consolidated Inc., Westvaco Corporation and Smurfit Jefferson Group PLC. Assets for the purchase of these holdings came from the sale of Champion International Corp., Consolidated Paper, Bowater Inc. and the partial sale of Riverside Forest Products Limited. Appreciation in these stocks had eroded their valuation support. The larger-capitalization paper stocks have appreciated over 50% off their lows of last year. However, past cyclical moves in the group suggest the possibility for additional significant gains.

  Chemical stocks have rebounded with the improvement in international economic conditions. However, we continue to be concerned about new capacity additions scheduled to start production, as well as the impact of rising energy-based feedstock costs. Therefore, we have further underweighted the Fund's exposure to the chemical group. We sold our E.I. duPont de Nemours & Co. position since we believed that the stock price reflected the potential of its life-sciences division. We also sold our fertilizer producer IMC Global Inc. The dramatic decline in farm income may have dimmed near-term prospects, and new capacity additions are becoming visible on the investment horizon. We are in the process of reviewing our chemical weighting in light of improved global commodities; however, we believe that this area could lag investments in other resource sectors.

  We have continued to be selective sellers of metal and mining issues, but returned Freeport McMoRan Copper & Gold Inc. to our metals

--------------------------------------------------------------------------------

holdings. We also added to our holding in Australian copper producer M.I.M. Holdings Limited The base metals group has rebounded in sympathy with optimism about recovering economies. However, a number of temporary capacity closures have resulted in a commodity short-squeeze. Should prices continue to rise, we fear that these idled mines could return to production and mute a recovery in the sector. We eliminated many of our Japanese mining holdings when their stock prices recovered with the overall market rally in Japan, although in hindsight we could have let the positions run further.

  While gold stocks did not hurt Fund performance in relative terms in 1998, the group began to diverge from other resource stocks in 1999. A two-day rally in early May, sparked by inflationary fears from remarks by Federal Reserve Board Chairman Alan Greenspan, was stopped cold upon the announcement the United Kingdom would sell half its gold reserves. Given fears of further central bank sales, we dramatically sold the bulk of our gold holdings. The current weighting of 2% of net assets puts the Fund closer to gold's weighting in the unmanaged MSCI Natural Resource Index, and below the weighting held by most of our competitors in the resource fund universe. The reduced gold exposure helped to improve our performance.

  Should the trend in improving global economic conditions persist, we believe that continued positive investment results are possible during the remainder of the year. However, we expect our strong concentrations in natural gas and selected forest and paper stocks to deliver strong results that are somewhat insulated from global market conditions. Our investment focus on companies subject to improving supply and demand conditions have generated strong relative and absolute returns. With the process of restructuring the Fund nearly complete, we are optimistic that resource investments will deliver a positive contribution to a diversified investment portfolio.

IN CONCLUSION

We appreciate your investment in Natural Resources Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Robert Shearer
Robert M. Shearer
Senior Vice President and Portfolio Manager

July 28, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/99                                                        +9.60%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                                                   +4.03
--------------------------------------------------------------------------------
Ten Years Ended 6/30/99                                                    +3.86
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +9.60%          +25.79%
------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

                                SHARES                                                            VALUE      PERCENT OF
INDUSTRY                         HELD                  COMMON STOCKS                COST        (NOTE 1a)    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
ALUMINUM                            2,978      Alcoa Inc. ...................    $    81,282   $   184,264       1.1%
-----------------------------------------------------------------------------------------------------------------------
CANADIAN INDEPENDENTS              10,800      Alberta Energy Company
                                                 Ltd. .......................        234,892       345,676       2.2
                                   35,900      +Canadian Hunter Exploration
                                                 Ltd. .......................        248,636       539,302       3.4
                                    8,509      +Northrock Resources Ltd. ....         70,100        89,247       0.6
                                   12,100      +Rio Alto Exploration Ltd. ...        114,277       182,998       1.2
                                                                                 -----------   -----------     -----
                                                                                     667,905     1,157,223       7.4
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                           5,400      Air Products and Chemicals,
                                                 Inc. .......................        154,427       217,350       1.4
                                    5,300      Imperial Chemical Industries
                                                 PLC (ADR)*..................        259,138       210,675       1.3
                                                                                 -----------   -----------     -----
                                                                                     413,565       428,025       2.7
-----------------------------------------------------------------------------------------------------------------------
COAL                                7,900      +CONSOL Energy Inc. ..........        115,950        94,800       0.6
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED RESOURCES              20,000      Asahi Glass Company, Limited..        240,000       129,774       0.8
COMPANIES
                                    4,800      Ashland Inc. .................        203,468       192,600       1.2
                                                                                 -----------   -----------     -----
                                                                                     443,468       322,374       2.0
-----------------------------------------------------------------------------------------------------------------------
GOLD                              130,837      Acacia Resources Limited......        207,179       151,552       1.0
                                   17,500      Ashanti Goldfields Company
                                                 Ltd. (GDR)**................        434,367       119,000       0.7
                                   66,500      Delta Gold NL.................        119,815        94,635       0.6
                                  119,000      Normandy Mining Limited.......        134,688        79,239       0.5
                                                                                 -----------   -----------     -----
                                                                                     896,049       444,426       2.8
-----------------------------------------------------------------------------------------------------------------------
INTEGRATED OIL COMPANIES            3,300      Amerada Hess Corporation......        179,969       196,350       1.2
                                    1,409      BP Amoco PLC (ADR)*...........         53,760       152,876       1.0
                                    5,200      Chevron Corporation...........        438,789       494,975       3.1
                                    6,000      ENI SpA (ADR)*................        280,500       360,000       2.3
                                    2,300      Elf Aquitaine SA (ADR)*.......         84,245       169,194       1.1
                                    1,900      Exxon Corporation.............        135,582       146,537       0.9
                                    2,500      Mobil Corporation.............        196,925       247,500       1.5
                                    5,400      Phillips Petroleum Company....        241,954       271,687       1.7
                                    2,900      Royal Dutch Petroleum Company
                                                 (NY Registered Shares)......        160,724       174,725       1.1
                                    3,900      +Total, SA 'B'................        238,317       502,819       3.2
                                    8,900      USX-Marathon Group............        263,630       289,806       1.8
                                                                                 -----------   -----------     -----
                                                                                   2,274,395     3,006,469      18.9
-----------------------------------------------------------------------------------------------------------------------
METALS & MINING                   323,741      +Centaur Mining and
                                                 Exploration Limited.........        445,291        56,785       0.4
                                   10,225      +Freeport-McMoRan Copper &
                                                 Gold, Inc. (Class B)........        149,620       183,411       1.2
                                  215,200      M.I.M. Holdings Limited.......        263,853       152,412       1.0
                                   47,225      +Minsur, SA...................        111,555       100,569       0.6
                                   15,700      Noranda, Inc. ................        197,084       206,104       1.3
                                   14,800      Outokumpu Oyj.................        263,036       166,256       1.0
                                    1,500      Phelps Dodge Corporation......         87,489        92,906       0.6
                                      150      +Stillwater Mining Company....          3,369         4,903       0.0
                                   44,300      WMC Limited...................        271,967       190,301       1.2
                                   26,300      +Zimbabwe Platinum Mines
                                                 Limited.....................         14,555         5,919       0.0
                                                                                 -----------   -----------     -----
                                                                                   1,807,819     1,159,566       7.3
-----------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS                 5,700      Anadarko Petroleum
                                                 Corporation.................        152,633       209,831       1.3
                                    9,000      Apache Corporation............        253,191       351,000       2.2
                                    4,500      +Barrett Resources
                                                 Corporation.................         72,131       172,687       1.1
                                    5,812      Burlington Resources Inc. ....        166,711       251,369       1.6
                                   15,400      Cabot Oil & Gas Corporation
                                                 (Class A)...................        238,777       286,825       1.8

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                            VALUE      PERCENT OF
INDUSTRY                         HELD                  COMMON STOCKS                COST        (NOTE 1a)    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS                10,400      +Chieftain International,
(CONCLUDED)                                      Inc. .......................    $   233,254   $   182,000       1.1%
                                   10,325      Devon Energy Corporation......        303,528       369,119       2.3
                                   15,300      Enron Oil & Gas Company.......        314,632       309,825       1.9
                                    7,366      Kerr-McGee Corporation........        334,093       369,681       2.3
                                   11,200      +Meridian Resource
                                                 Corporation.................         68,028        43,400       0.3
                                    4,800      Texaco Inc. ..................        267,484       300,000       1.9
                                   16,100      Union Pacific Resources Group
                                                 Inc. .......................        179,912       262,631       1.6
                                    7,900      Unocal Corporation............        285,787       313,038       2.0
                                    6,700      Vastar Resources, Inc. .......        282,902       351,331       2.2
                                                                                 -----------   -----------     -----
                                                                                   3,153,063     3,772,737      23.6
-----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                        5,400      Baker Hughes Incorporated.....        160,027       180,900       1.1
                                    4,000      Coastal Corporation...........        160,711       160,000       1.0
                                    4,700      Coflexip, SA (ADR)*...........         91,760       205,625       1.3
                                    4,700      +Cooper Cameron Corporation...        170,601       174,194       1.1
                                    5,300      Equitable Resources, Inc. ....        160,696       200,075       1.3
                                    6,200      Helmerich & Payne, Inc. ......        154,637       147,637       0.9
                                    4,900      McDermott International,
                                                 Inc. .......................        171,287       138,425       0.9
                                    5,900      +Noble Drilling Corporation...        185,985       116,156       0.7
                                    8,200      +Stolt Comex Seaway, SA.......        203,059        88,662       0.5
                                    4,100      +Stolt Comex Seaway, SA
                                                 (ADR)*......................         50,429        43,563       0.3
                                    3,400      Transocean Offshore Inc. .....        109,394        89,250       0.6
                                    6,400      +Weatherford International,
                                                 Inc. .......................        273,186       234,400       1.5
                                                                                 -----------   -----------     -----
                                                                                   1,891,772     1,778,887      11.2
-----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS            19,000      Abitibi-Consolidated Inc. ....        199,698       217,282       1.4
                                    8,466      Aracruz Celulose SA (ADR)*....        135,818       186,252       1.2
                                   38,804      Nexfor Inc. ..................        171,465       238,947       1.5
                                   39,600      +Slocan Forest Products
                                                 Ltd. .......................        401,080       286,724       1.8
                                  144,700      Smurfit Jefferson Group PLC...        386,469       341,941       2.1
                                   17,480      +Smurfit-Stone Container
                                                 Corporation.................        219,080       358,340       2.2
                                   30,400      +St. Laurent Paperboard
                                                 Inc. .......................        268,762       384,680       2.4
                                   19,700      +Tembec Inc. 'A'..............        125,565       157,968       1.0
                                    5,400      Westvaco Corporation..........        148,696       156,600       1.0
                                                                                 -----------   -----------     -----
                                                                                   2,056,633     2,328,734      14.6
-----------------------------------------------------------------------------------------------------------------------
PLANTATIONS                       136,000      Golden Hope Plantations
                                                 Berhad++....................        240,608       116,674       0.7
                                   90,000      Kuala Lumpur Kepong Berhad++..        120,553       123,158       0.8
                                                                                 -----------   -----------     -----
                                                                                     361,161       239,832       1.5
-----------------------------------------------------------------------------------------------------------------------
REFINING                            3,700      Sun Co. ......................        103,215       111,694       0.7
-----------------------------------------------------------------------------------------------------------------------
STEEL                              26,000      LTV Corporation...............        149,458       173,875       1.1
-----------------------------------------------------------------------------------------------------------------------
WOOD PRODUCTS                      18,000      +Riverside Forest Products
                                                 Limited.....................        236,109       211,328       1.3
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS                14,651,844    15,414,234      96.8
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE                                                             VALUE      PERCENT OF
                                AMOUNT             SHORT-TERM SECURITIES            COST        (NOTE 1a)    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***              $527,000      General Motors Acceptance
                                                 Corp., 5.63% due
                                                 7/01/1999...................    $   526,918   $   526,918       3.3%
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES           526,918       526,918       3.3
-----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS.............    $15,178,762    15,941,152     100.1
                                                                                 ===========
                                               LIABILITIES IN EXCESS OF OTHER
                                                 ASSETS......................                      (14,977)     (0.1)
                                                                                               -----------     -----
                                               NET ASSETS....................                  $15,926,175     100.0%
                                                                                               ===========     =====
-----------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Global Depositary Receipts (GDR).

*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

++ Effective February 16, 1999, the Fund's Board of Directors adopted a change in valuation for Malaysian securities. The Fund will utilize a Malaysian exchange rate of 3.80 and record an estimated exit tax on the value of any investments made before February 15, 1999, based upon its value as of August 31, 1998, by 30% through March 31, 1999, 20% from April 1, 1999 through May 31, 1999 and 10% from June 1, 1999 through August 31, 1999. These changes are due to the capital controls implemented by the Malaysian government, which froze the Malaysian ringgit at 3.80 until September 1, 1999 and initiated a tax at various rates, as described above, on any funds repatriated from Malaysia.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$15,178,762) (Note
  1a).......................................................           $15,941,152
Cash........................................................                   347
Foreign cash (Note 1c)......................................                   632
Dividends receivable........................................                29,129
Prepaid expenses and other assets...........................                 1,405
                                                                       -----------
Total assets................................................            15,972,665
                                                                       -----------
----------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser (Note 2)...............................  $9,410
  Capital shares redeemed...................................   3,230        12,640
                                                              ------
Accrued expenses and other liabilities......................                33,850
                                                                       -----------
Total liabilities...........................................                46,490
                                                                       -----------
----------------------------------------------------------------------------------
NET ASSETS..................................................           $15,926,175
                                                                       ===========
----------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................           $   168,000
Paid-in capital in excess of par............................            18,838,976
Undistributed investment income--net........................                75,809
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................            (1,591,737)
Accumulated distributions in excess of realized gains on
  investments and foreign currency transactions--net (Note
  1f).......................................................            (2,308,824)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................               743,951
                                                                       -----------
NET ASSETS..................................................           $15,926,175
                                                                       ===========
----------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $15,926,175 and 1,680,001
  shares outstanding........................................           $      9.48
                                                                       ===========
----------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1E):
Dividends (net of $9,051 foreign withholding tax)...........                $   136,933
Interest and discount earned................................                     10,579
                                                                            -----------
Total income................................................                    147,512
                                                                            -----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $    49,258
Custodian fees..............................................        9,838
Professional fees...........................................        2,678
Accounting services (Note 2)................................        2,625
Pricing services............................................        2,625
Transfer agent fees (Note 2)................................        2,604
Printing and shareholder reports............................          964
Directors' fees and expenses................................          175
Other.......................................................          253
                                                              -----------
Total expenses..............................................                     71,020
                                                                            -----------
Investment income--net......................................                     76,492
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized loss from:
  Investments--net..........................................   (1,589,917)
  Foreign currency transactions--net........................       (1,821)   (1,591,738)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................    4,998,966
  Foreign currency transactions--net........................      (18,738)    4,980,228
                                                              -----------   -----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                  3,388,490
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $ 3,464,982
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
             INCREASE (DECREASE) IN NET ASSETS:                 JUNE 30, 1999    DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................     $    76,492       $    282,701
Realized loss on investments and foreign currency
  transactions--net.........................................      (1,591,738)        (2,061,246)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........       4,980,228         (1,338,941)
                                                                 -----------       ------------
Net increase (decrease) in net assets resulting from
  operations................................................       3,464,982         (3,117,486)
                                                                 -----------       ------------
--------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1f):
Investment income--net:
  Class A...................................................        (232,680)          (450,433)
Realized gain on investments--net:
  Class A...................................................              --         (1,396,020)
In excess of realized gain on investments--net:
  Class A...................................................              --         (2,282,798)
                                                                 -----------       ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................        (232,680)        (4,129,251)
                                                                 -----------       ------------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net decrease in net assets derived from capital share
  transactions..............................................      (2,846,205)        (4,192,551)
                                                                 -----------       ------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................         386,097        (11,439,288)
Beginning of period.........................................      15,540,078         26,979,366
                                                                 -----------       ------------
End of period*..............................................     $15,926,175       $ 15,540,078
                                                                 ===========       ============
--------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................     $    75,809       $    231,997
                                                                 ===========       ============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                     CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE          ------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                        FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
                                                        MONTHS ENDED    -------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                JUNE 30, 1999+    1998+       1997        1996        1995
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................     $  7.65       $ 10.66     $ 13.12     $ 11.95     $ 10.82
                                                          -------       -------     -------     -------     -------
Investment income--net...............................         .04           .12         .14         .18         .20
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net.............        1.90         (1.50)      (1.68)       1.40        1.15
                                                          -------       -------     -------     -------     -------
Total from investment operations.....................        1.94         (1.38)      (1.54)       1.58        1.35
                                                          -------       -------     -------     -------     -------
Less dividends and distributions:
  Investment income--net.............................        (.11)         (.18)       (.06)       (.20)       (.19)
  Realized gain on investments--net..................          --          (.55)       (.86)       (.21)       (.03)
  In excess of realized gain on investments--net.....          --          (.90)         --          --          --
                                                          -------       -------     -------     -------     -------
Total dividends and distributions....................        (.11)        (1.63)       (.92)       (.41)       (.22)
                                                          -------       -------     -------     -------     -------
Net asset value, end of period.......................     $  9.48       $  7.65     $ 10.66     $ 13.12     $ 11.95
                                                          =======       =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...................      25.79%++     (15.30%)    (12.52%)     13.52%      12.65%
                                                          =======       =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................        .94%*         .88%        .81%        .78%        .78%
                                                          =======       =======     =======     =======     =======
Investment income--net...............................       1.01%*        1.36%        .99%       1.43%       1.75%
                                                          =======       =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............     $15,926       $15,540     $26,979     $45,197     $43,102
                                                          =======       =======     =======     =======     =======
Portfolio turnover...................................      31.40%        29.65%      20.93%      31.11%      30.15%
                                                          =======       =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Natural Resources Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term investments are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses.

--------------------------------------------------------------------------------

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.
2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $1,931 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $4,583,097 and $5,997,797, respectively.

  Net realized losses for the six months ended June 30, 1999 and net unrealized gains (losses) as of June 30, 1999 were as follows:

-------------------------------------------------------------------
                                       Realized        Unrealized
                                        Losses       Gains (Losses)
-------------------------------------------------------------------
Long-term investments...............  $(1,589,917)      $762,390
Foreign currency transactions.......       (1,821)       (18,439)
                                      -----------       --------
Total...............................  $(1,591,738)      $743,951
                                      ===========       ========
-------------------------------------------------------------------

--------------------------------------------------------------------------------

  At June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $762,390, of which $2,781,621 related to appreciated securities and $2,019,231 related to depreciated securities. At June 30, 1999, the aggregate cost of investments for Federal income tax purposes was $15,178,762.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $2,846,205 and $4,192,551 for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

  Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Six Months Ended                 Dollar
June 30, 1999                              Shares       Amount
-----------------------------------------------------------------
Shares sold.............................     7,223    $    61,998
Shares issued to shareholders in
 reinvestment of dividends..............    30,616        232,680
                                          --------    -----------
Total issued............................    37,839        294,678
Shares redeemed.........................  (388,775)    (3,140,883)
                                          --------    -----------
Net decrease............................  (350,936)   $(2,846,205)
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1998                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    15,178    $   129,809
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................   456,271      4,129,251
                                          --------    -----------
Total issued............................   471,449      4,259,060
Shares redeemed.........................  (971,059)    (8,451,611)
                                          --------    -----------
Net decrease............................  (499,610)   $(4,192,551)
                                          ========    ===========
-----------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1998, the Fund had a net capital loss carryforward of approximately $1,939,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
JUNE 30, 1999--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

There were some conflicting signals regarding the future direction of the US economy during the six months ended June 30, 1999. However, on balance the economic outlook continued to be positive. The US economic expansion is ongoing, especially in the consumer sector. Economic growth is not occurring at inflationary rates, although the Organization of Petroleum Exporting Countries
(OPEC) successfully engineered a near-term increase in the price of crude oil. Against this backdrop, the US Federal Reserve Board raised the Federal Funds rate 0.25% at its June 30, 1999 meeting. Outside of the United States, signs of growth are less apparent in other major industrial economies. European equity markets have entered a period of consolidation, and investors are looking for evidence of an economic pickup. In Japan, there are not yet clear signs that Japan's economy is improving. There were growing signs of improvement in some emerging economies (most notably South Korea and Mexico), although concerns remain for others (such as Brazil and Argentina).

  In the US capital markets, long-term interest rates rose during the June quarter. While the spread between yields on Treasury securities and corporate issues of similar maturities has narrowed somewhat, it remains wide by historic standards. Although the US stock market exhibited greater price volatility, its advances broadened beyond relatively few growth stocks to the previously languishing cyclical sectors.

MARKET OVERVIEW

During the six months ended June 30, 1999, the US fixed-income market was characterized by a shift in investor psychology that saw a flight-to-quality mentality transformed into a flight-from-quality bias. Specifically, interest rates trended higher and the yield curve flattened as investors priced in the possibility that the Federal Reserve Board would seek to tighten monetary policy by mid-year. The Federal Reserve Board's shift in policy toward a tightening bias was being driven by its concern that the domestic economy was growing at a pace sufficient to rekindle the inflationary fires. Furthermore, many investors were convinced that the liquidity problems that had developed as a result of both the deterioration of the emerging market economies and the excessive amount of financial leverage in the system were now behind us. On June 30, 1999, the Federal Reserve Board raised its overnight funds rate by 0.25% to 5.00% and simultaneously shifted to a neutral posture.

  As we entered the six-month period ended June 30, 1999, the overall tone of the Treasury market was relatively upbeat since most investors were expecting technical conditions to remain strong and the Federal Reserve Board to continue on an accommodative road as the domestic economy began to feel the negative impact of the rising trade deficit. Although the Federal Reserve Board had moved from an accommodative bias to a neutral posture, investors still believed it was possible for the Federal Funds rate to reach 4% by mid-year since the economic environment slowed down. However, this optimism would not last as first quarter US gross domestic product growth rose an unexpectedly strong 4.5%, spurred on by consumer spending, which jumped 6.7%. Clearly, consumers were benefiting from a low unemployment rate and the wealth effect generated from a booming stock market.

  Overseas, Asian countries, which had been at the heart of the crises in 1998, exhibited the beginnings of economic recovery. This global recovery led to fears of a rekindling of inflation. Commodities, such as copper, gained in price. More importantly, the price of oil surged, spurred on mainly by an agreement by the OPEC Countries to limit production, but also on expectations of increased demand by recovering economies. While the reported producer price index for April showed only a 0.2% increase (excluding food and energy), the core consumer price index (CPI) rose a greater-than-expected 0.7%, well above expectations and the largest increase since April 1989. At this point, most investors believed the Federal Reserve Board would raise short-term interest rates by at least 25 basis points (0.25%) at the late June Federal Open Market Committee (FOMC) meeting.

  Although investors were relieved to see a complete reversal of April's inflationary picture in May and June (particularly as the CPI was unchanged), most investors still believed the Federal Reserve Board would remain committed to a course of tighter monetary policy. The forward market, which had priced in approximately 120 basis points (1.20%) prior to the most recent inflationary release, still projected a 50 basis point--75 basis point aggregate move by the Federal Reserve Board at mid-month. The yield on the 30-year Treasury bond, which began the year at 5%, traded to a high of 6.17% in June. At that time we were not surprised by the Federal Reserve Board's increase of 25 basis points at its June 30, 1999 FOMC meeting, followed by a wait and see attitude to gauge the

--------------------------------------------------------------------------------

strength of the economy and any inflationary pressures that may build.

PORTFOLIO MATTERS

The Fund's investment strategy can best be labeled as cautiously optimistic. From a duration perspective, we have maintained a slightly lower (0.05 year--0.20 year) profile than the benchmark Merrill Lynch Corporate Master
(C0A0) Index considering the bias toward higher interest rates during much of the six-month period. Given the negative prevailing investor sentiment, we raised our yield expectations relative to the trading band for the 30-year bond to 5.75%--6.25% by the second quarter. If the yield of the bond reached the higher end of our range, we expected to go slightly long relative to the Index since we were not looking for interest rates to trend higher over the long term. In essence, we believed that the foundation for a slowdown in the economy had already been laid given the higher prevailing interest rates and the impact exacted by recent stock market activity on the relationship of wealth to spending.

  Consistent with recent strategy, we continued to seek higher coupon issues with a spread to US Treasury Securities given our outlook for the near-term direction of interest rates. We also remained committed to bigger, more liquid issues. Our Treasury holdings have been kept to a minimum as we have focused on the need to build current income. Furthermore, productivity and the correlation to corporate profitability should be sufficient enough to sustain the overall trend toward tighter yield spreads, although spreads during May exhibited approximately 25 basis points of widening. Subsequent to the Federal Reserve Board move, spreads had begun to trend inward, although spreads will widen in the third quarter as new underwritings increase significantly. Corporate issuance remained very active, with investor demand enthusiastic. In fact, the majority of the new transactions have been significantly oversubscribed and well received.

  With respect to security-specific issues, we began to add to several sectors including energy-related issuers, paper producers and chemical companies. We also added asset-backed securities and commercial mortgage-backed securities. These sectors experienced improved economics yet still retained very attractive yield advantages relative to Treasury securities. It was our intent to bring these sectors up to a neutral benchmark weighting, although finding securities has lately proved a challenge as a result of small supply and sporadic new issuance in these sectors. During the later part of the period, we slightly reduced the Fund's position in real estate investment trusts given the strong performance this group experienced during early 1999. However, we still have an overweighted position relative to the Index since we believe this sector will continue to perform well, although we expect to bring this position closer to a neutral posture as spreads compress. Retailing is another sector we have moved to overweight, given the strong economic fundamentals characterizing that industry.

INVESTMENT OUTLOOK

Going forward, we have formulated an investment strategy around our belief that while the Federal Reserve Board may find it necessary to tighten interest rates one more time in 1999, the long-term trend will be toward lower interest rates as the economy slows. In line with this, we would expect to extend duration if bond yields were to move toward the high end of our expected trading range. However, given the high level of investor nervousness, we will continue to emphasize higher coupons and liquid issues and corporate sectors trading at or near the wide side of the historic spread relationships.

IN CONCLUSION

We appreciate your investment in Prime Bond Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategy with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President

/s/ Christopher G. Ayoub
Christopher G. Ayoub
Senior Vice President and Portfolio Manager

July 28, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/99                                                        +0.96%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                                                   +7.13
--------------------------------------------------------------------------------
Ten Years Ended 6/30/99                                                    +7.63
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +0.96%          -2.48%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999                      (IN US DOLLARS)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
INDUSTRY                   RATINGS   RATINGS     AMOUNT            CORPORATE BONDS & NOTES          COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED                AAA       Aaa      $ 3,000,000      Aames Mortgage Trust, 5.912%
SECURITIES+--8.1%                                                 due 9/15/2028...............  $  3,000,000   $  2,985,360
                            NR*       Aaa        5,000,000      Bear Stearns Commercial
                                                                  Mortgage Securities,
                                                                  1999-WF2-A2, 7.08%
                                                                  due 6/15/2009...............     4,999,351      4,998,437
                            NR*       Baa2       6,000,000      Bistro Trust 1998-1000, 6.58%
                                                                  due 3/26/2001++.............     5,999,760      5,838,120
                            AA+       Aa3        5,000,000      Continental Airlines, 7.056%
                                                                  due 9/15/2009...............     5,000,000      5,018,150
                            NR*       Aaa        3,000,000      DLJ Commercial Mortgage Corp.,
                                                                  6.46%
                                                                  due 1/10/2009...............     3,044,531      2,901,300
                                                                Federal Home Loan Mortgage
                                                                  Corporation:
                            AAA       Aaa        8,000,000      6% due 10/15/2018.............     8,126,875      7,960,000
                            AAA       Aaa        5,962,155      6.30% due 5/15/2026...........     5,881,107      5,814,949
                            A         A3         6,000,000      First Dominion Funding I,
                                                                  5.71% due 7/10/2013++.......     5,977,422      5,653,125
                            AAA       Aaa        5,500,000      IMC Home Equity Loan Trust,
                                                                  6.36% due 8/20/2022.........     5,498,934      5,469,915
                                                                                                ------------   ------------
                                                                                                  47,527,980     46,639,356
---------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--7.2%                                           Bank of New York Co., Inc.:
                            A         A2         4,000,000      7.625% due 7/15/2002..........     4,306,000      4,136,200
                            A         A2         2,000,000      7.875% due 11/15/2002.........     2,213,400      2,087,160
                            A         Aa3          500,000      Boatman's Bancshares, 9.25%
                                                                  due 11/01/2001..............       547,990        530,160
                            A+        A1         2,000,000      First Interstate, 11.25% due
                                                                  3/27/2001...................     2,354,060      2,162,440
                            BBB+      a1         1,000,000      First Union Institution
                                                                  Capital I, 8.04% due
                                                                  12/01/2026..................     1,060,960      1,006,620
                            BBB+      a2         8,000,000      Fleet Capital Trust II, 7.92%
                                                                  due 12/11/2026..............     7,922,070      7,859,760
                            BBB+      A3         3,000,000      Great Western Bank, 9.875% due
                                                                  6/15/2001...................     3,325,350      3,193,920
                            BBB+      a2         1,000,000      HSBC Americas Capital Trust,
                                                                  7.808% due 12/15/2026++.....       988,460        937,318
                            A-        A3         3,000,000      HSBC Americas Inc., 7% due
                                                                  11/01/2006..................     2,974,800      2,949,630
                            A-        A2         1,750,000      Key Bank NA, 7.55% due
                                                                  9/15/2006...................     1,899,572      1,802,780
                            A-        a2         3,000,000      Mellon Capital II, 7.995% due
                                                                  1/15/2027...................     2,860,410      3,019,800
                                                                Merita Bank Ltd.:
                            A-        A2         1,500,000          6.50% due 1/15/2006.......     1,454,700      1,446,450
                            A-        A2         2,500,000          6.50% due 4/01/2009.......     2,498,975      2,368,600
                            A         Aa3        5,000,000      NationsBank NA, 6.50% due
                                                                  8/15/2003...................     4,755,150      5,007,600
                            BBB-      Baa3       3,000,000      Providian National Bank, 6.65%
                                                                  due 2/01/2004...............     2,995,980      2,900,190
                                                                                                ------------   ------------
                                                                                                  42,157,877     41,408,628
---------------------------------------------------------------------------------------------------------------------------
FINANCE--11.9%              BBB       Baa3       3,500,000      AT&T Capital Corp., 7.50% due
                                                                  11/15/2000..................     3,496,745      3,526,040
                            AA-       Aa3       10,000,000      Associates Corporation of
                                                                  North America, 6.45% due
                                                                  10/15/2001..................    10,269,000     10,047,700
                            A-        aa3        6,100,000      CIT Capital Trust I, 7.70% due
                                                                  2/15/2027...................     6,072,184      5,745,572
                            A+        Aa3        4,490,000      CIT Group Holdings, Inc.,
                                                                  7.125% due 6/17/2002........     4,704,083      4,574,636
                            A+        Aa3        4,350,000      Commercial Credit Co., 10% due
                                                                  5/15/2009...................     5,569,174      5,239,488
                            BBB+      Baa2       5,000,000      Erac USA Finance Company,
                                                                  6.375% due 5/15/2003++......     4,996,550      4,893,185
                            A-        Baa1       2,500,000      Finova Capital Corp., 6.25%
                                                                  due 11/01/2002..............     2,490,425      2,476,525

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
INDUSTRY                   RATINGS   RATINGS     AMOUNT            CORPORATE BONDS & NOTES          COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
FINANCE                     A         A1       $ 2,000,000      Ford Motor Company, 8.90% due
(CONCLUDED)                                                       1/15/2032...................  $  2,471,480   $  2,340,860
                                                                Ford Motor Credit Company:
                            A         A1         3,000,000      8.20% due 2/15/2002...........     3,197,310      3,129,270
                            A         A1         2,500,000      7.75% due 3/15/2005...........     2,497,725      2,615,800
                            AAA       Aaa        3,245,000      General Electric Capital
                                                                  Corp., 8.125% due
                                                                  5/15/2012...................     3,449,052      3,637,223
                                                                General Motors Acceptance
                                                                  Corp.:
                            A         A2         5,000,000      7.70% due 4/15/2016...........     5,455,750      5,152,250
                            A         A2         4,000,000      8.80% due 3/01/2021...........     4,689,040      4,596,440
                            A         A2         1,500,000      Household Finance Corp., 6%
                                                                  due 5/01/2004...............     1,499,670      1,453,354
                            BBB       Baa3       3,000,000      Newcourt Credit Group, 6.875%
                                                                  due 2/16/2005++.............     2,989,830      2,902,197
                            A+        Aa3        6,000,000      Norwest Corp., 6.50% due
                                                                  6/01/2005...................     5,878,860      5,900,460
                                                                                                ------------   ------------
                                                                                                  69,726,878     68,231,000
---------------------------------------------------------------------------------------------------------------------------
FINANCE--                   A         aa3        2,000,000      Citigroup Capital II, 7.75%
OTHER--10.1%                                                      due 12/01/2036..............     2,003,400      2,005,868
                            AA-       Aa2        1,000,000      Citigroup Inc., 9.50% due
                                                                  3/01/2002...................     1,084,200      1,074,064
                            BBB-      Baa2       3,000,000      Commercial Net Lease Realty,
                                                                  7.125% due 3/15/2008........     2,991,870      2,725,470
                            A+        Aa3        3,500,000      Dean Witter, Discover & Co.,
                                                                  6.75% due 8/15/2000.........     3,486,805      3,526,250
                            A-        A3         4,500,000      Donaldson Lufkin & Jenrette
                                                                  Inc., 6.875%
                                                                  due 11/01/2005..............     4,477,950      4,438,530
                            A         A2         1,500,000      Equitable Life Assurance
                                                                  Society of the US, 7.70%
                                                                  due 12/01/2015++............     1,489,740      1,550,137
                            AAA       Aaa        1,600,000      Florida Windstorm Under,
                                                                  7.125% due 2/25/2019++......     1,591,216      1,535,037
                            BBB-      Baa3       2,000,000      Hospitality Properties Trust,
                                                                  7% due 3/01/2008............     1,996,400      1,792,560
                                                                Lehman Brothers Holdings,
                                                                  Inc.:
                            A         Baa1       4,000,000      6.50% due 10/01/2002..........     3,996,200      3,946,640
                            A         Baa1       1,000,000      7.125% due 9/15/2003..........     1,016,680      1,000,980
                            A         Baa1       1,000,000      6.625% due 2/05/2006..........       977,960        973,700
                            A         Baa1       1,500,000      7.20% due 8/15/2009...........     1,532,580      1,452,930
                            AA        Aa2        5,500,000      MBIA, Inc., 7.15% due
                                                                  7/15/2027...................     5,486,525      5,254,700
                            A+        Aa3          500,000      Morgan Stanley, Dean Witter,
                                                                  Discover & Co., 6.125%
                                                                  due 10/01/2003..............       503,710        492,710
                                                                Paine Webber Group Inc.:
                            BBB+      Baa1       3,000,000      9.25% due 12/15/2001..........     3,501,570      3,173,100
                            BBB+      Baa1       2,000,000      8.875% due 3/15/2005..........     2,012,540      2,164,120
                            A+        A2         4,500,000      Prudential Insurance Co.,
                                                                  6.375% due 7/23/2006++......     4,480,110      4,309,911
                                                                Salomon Smith Barney Holdings,
                                                                  Inc.:
                            A         Aa3        2,000,000      5.875% due 2/01/2001..........     1,993,680      1,990,184
                            A         Aa3        2,000,000      6.625% due 11/15/2003.........     1,988,320      1,992,312
                            BBB+      Baa1       4,250,000      Simon Debartolo Group LP,
                                                                  7.375% due 6/15/2018........     4,233,735      3,883,880
                            BBB       Baa2       6,200,000      Spieker Properties LP, 7.35%
                                                                  due 12/01/2017..............     6,255,658      5,723,146
                            BBB       Baa3       3,000,000      Storage USA, 7.45% due
                                                                  7/01/2018...................     2,996,460      2,645,121
                                                                                                ------------   ------------
                                                                                                  60,097,309     57,651,350
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
INDUSTRY                   RATINGS   RATINGS     AMOUNT            CORPORATE BONDS & NOTES          COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--CONSUMER                                            Anheuser-Busch Companies Inc.:
GOODS--5.3%
                            A+        A1       $ 2,500,000      8.75% due 12/01/1999..........  $  2,839,090   $  2,532,275
                            A+        A1         5,000,000      7.375% due 7/01/2023..........     5,127,300      4,794,100
                            A         A2         5,500,000      Avon Products Inc., 6.25% due
                                                                  5/01/2018++++...............     5,493,180      5,431,437
                            BBB-      Baa3       4,000,000      Flowers Industries Inc., 7.15%
                                                                  due 4/15/2028...............     3,978,800      3,542,120
                            A+        A1         3,500,000      Hershey Foods Co., 8.80% due
                                                                  2/15/2021...................     4,690,735      4,049,955
                            A         A1         3,000,000      Pepsico, Inc., 5.75% due
                                                                  1/02/2003...................     2,984,820      2,927,748
                            A         A2         4,000,000      Phillip Morris Companies,
                                                                  Inc., 9% due 1/01/2001......     4,071,540      4,153,560
                            BBB-      Baa2       3,000,000      RJ Reynolds Tobacco Holdings,
                                                                  7.75% due 5/15/2006++.......     2,908,350      2,878,953
                                                                                                ------------   ------------
                                                                                                  32,093,815     30,310,148
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--ENERGY--6.6%    BBB+      Baa1       7,000,000      Apache Finance Property Ltd.,
                                                                  7% due 3/15/2009............     6,953,590      6,840,589
                            A         A2         1,500,000      Atlantic Richfield, 5.90% due
                                                                  4/15/2009...................     1,494,885      1,404,300
                            AA+       Aa1        2,000,000      BP America Inc., 9.375% due
                                                                  11/01/2000..................     2,204,960      2,086,240
                                                                CMS Panhandle Holding Co.++:
                            BBB-      Baa3       3,000,000      6.125% due 3/15/2004..........     2,990,520      2,918,301
                            BBB-      Baa3       2,000,000      7% due 7/15/2029..............     1,980,680      1,848,276
                            BBB       Baa2       2,500,000      Coastal Corp., 6.375% due
                                                                  2/01/2009...................     2,492,600      2,349,160
                            AA-       Aa3        3,000,000      Dresser Industries, Inc.,
                                                                  7.60% due 8/15/2096.........     2,991,270      3,025,860
                            A-        A3         2,000,000      Murphy Oil Corporation, 7.05%
                                                                  due 5/01/2029...............     1,993,580      1,884,820
                                                                Occidental Petroleum Corp.:
                            BBB       Baa3       4,500,000      6.50% due 4/01/2005...........     4,474,350      4,343,220
                            BBB       Baa3       4,000,000      7.65% due 2/15/2006...........     3,993,080      4,042,280
                            BBB       Baa3       2,000,000        (MOPPRS), 6.40% due
                                                                    4/01/2013++...............     1,997,860      1,949,284
                                                                Texaco Capital Inc.:
                            A+        A1         1,500,000      9% due 12/15/1999.............     1,731,670      1,521,840
                            A+        A1         1,000,000      5.50% due 1/15/2009...........       991,330        917,046
                            BBB+      Baa1       1,500,000      Union Oil Company of
                                                                  California, 7.50% due
                                                                  2/15/2029...................     1,477,155      1,457,733
                            BBB+      Baa1       1,500,000      Vastar Resources Inc., 6.50%
                                                                  due 4/01/2009...............     1,537,080      1,452,885
                                                                                                ------------   ------------
                                                                                                  39,304,610     38,041,834
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                A         A2         3,500,000      AlliedSignal Inc., 6.20% due
MANUFACTURING--5.7%                                               2/01/2008...................     3,495,310      3,316,670
                            BBB+      A3         5,500,000      Applied Materials Inc., 7.125%
                                                                  due 10/15/2017..............     5,462,380      5,062,860
                            A-        Baa1       2,000,000      The B.F. Goodrich Company, 7%
                                                                  due 4/15/2038...............     1,988,220      1,785,480
                            A+        A2         2,000,000      Danaher Corp., 6% due
                                                                  10/15/2008..................     1,989,260      1,858,860
                            BBB-      Baa3       2,000,000      Equistar Chemicals LP, 8.75%
                                                                  due 2/15/2009++.............     2,060,300      2,021,414
                            BBB-      Baa2       1,500,000      Georgia-Pacific Group, 7.25%
                                                                  due 6/01/2028...............     1,492,545      1,404,900
                            A+        A1         2,000,000      International Business
                                                                  Machines Corp., 6.50% due
                                                                  1/15/2028...................     2,062,680      1,849,400
                            BBB-      Baa2       3,000,000      Jones Apparel Group, 7.875%
                                                                  due 6/15/2006++.............     2,989,680      3,009,339

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
INDUSTRY                   RATINGS   RATINGS     AMOUNT            CORPORATE BONDS & NOTES          COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                BBB+      Baa1     $ 2,500,000      Martin Marietta Corp., 6.50%
MANUFACTURING                                                     due 4/15/2003...............  $  2,515,325   $  2,468,850
(CONCLUDED)                 BBB       Baa1       3,500,000      Raytheon Company, 6.50% due
                                                                  7/15/2005...................     3,536,820      3,458,588
                            A-        A3         4,610,000      Rohm & Haas Company, 6.95% due
                                                                  7/15/2004++.................     4,601,379      4,601,379
                            BBB       Baa2       2,000,000      Union Carbide Corp., 6.25% due
                                                                  6/15/2003...................     1,970,040      1,950,880
                                                                                                ------------   ------------
                                                                                                  34,163,939     32,788,620
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                BBB-      Baa3       6,445,000      CBS Corporation, 7.15% due
SERVICES--13.5%                                                   5/20/2005...................     6,713,885      6,428,888
                            A         A2         4,000,000      Carnival Corp., 7.70% due
                                                                  7/15/2004...................     4,208,480      4,174,000
                                                                Comcast Cable Communications:
                            BBB       Baa3       3,000,000      6.20% due 11/15/2008..........     2,992,050      2,790,360
                            BBB       Baa3       2,000,000      8.875% due 5/01/2017..........     2,230,060      2,244,456
                            A-        Baa1       8,000,000      Computer Associates
                                                                  International, 6.25% due
                                                                  4/15/2003...................     7,984,960      7,735,440
                                                                Dillard's Inc.:
                            BBB       Baa1       3,000,000      9.125% due 8/01/2011..........     3,240,150      3,308,640
                            BBB       Baa1       1,500,000      7.85% due 10/01/2012..........     1,677,420      1,519,050
                            A         A2         1,707,016      +Disney Custom Repackaged
                                                                  Asset Vehicle-403, 6.85% due
                                                                  1/10/2007++.................     1,705,872      1,702,236
                            A+        A1         7,000,000      Electronic Data Systems Corp.,
                                                                  6.85% due 5/15/2000++.......     6,994,470      7,040,327
                            A-        A3         1,500,000      Hertz Corporation, 6.50% due
                                                                  5/15/2006...................     1,497,435      1,455,585
                            AAA       Aaa        3,000,000      Johnson & Johnson, 8.72% due
                                                                  11/01/2024..................     3,000,000      3,391,590
                            A         A1           615,000      May Department Stores Co.,
                                                                  8.30% due 7/15/2026.........       702,742        651,642
                            BBB-      Baa3       4,000,000      News America Inc., 7.25% due
                                                                  5/18/2018...................     4,186,640      3,729,584
                            A         A2         4,000,000      Nordstrom, Inc., 6.95% due
                                                                  3/15/2028...................     4,051,840      3,757,520
                            A-        A2         7,000,000      Sears Roebuck Acceptance
                                                                  Corp., 6.82% due
                                                                  10/17/2002..................     7,014,280      7,092,750
                            AA-       A2         2,500,000      TCI Communications Inc., 8.75%
                                                                  due 8/01/2015...............     2,932,650      2,832,325
                            BBB       Baa2       4,000,000      Time Warner Entertainment Co.,
                                                                  8.375% due 3/15/2023........     4,618,120      4,332,680
                            BBB       Baa3       5,500,000      Time Warner Inc., 6.625% due
                                                                  5/15/2029...................     5,448,245      4,852,100
                            BBB+      Baa2       1,000,000      USA Waste Services, 7% due
                                                                  7/15/2028...................       988,870        935,140
                            AA        Aa2        7,000,000      Wal-Mart Stores, Inc., 8.50%
                                                                  due 9/15/2024...............     7,036,810      7,660,590
                                                                                                ------------   ------------
                                                                                                  79,224,979     77,634,903
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                BBB+      Baa2       2,750,000      Burlington North Santa Fe,
TRANSPORTATION--3.6%                                              6.75% due 3/15/2029.........     2,732,455      2,507,973
                            BBB       Baa2       5,500,000      CSX Corp., 7.90% due
                                                                  5/01/2017...................     6,252,895      5,670,225
                            BBB-      Baa3       3,500,000      Delta Airlines, 9.75% due
                                                                  5/15/2021...................     4,372,620      4,141,690
                                                                Southwest Airlines Co.:
                            A-        A3         3,000,000      9.40% due 7/01/2001...........     3,420,210      3,163,470
                            A-        A3         4,000,000      8% due 3/01/2005..............     3,980,450      4,195,680
                            A-        A3         1,000,000      7.875% due 9/01/2007..........       992,600      1,046,970
                                                                                                ------------   ------------
                                                                                                  21,751,230     20,726,008
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
INDUSTRY                   RATINGS   RATINGS     AMOUNT            CORPORATE BONDS & NOTES          COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL**--0.3%       AAA       Aaa      $ 1,500,000      International Bank for
                                                                  Reconstruction &
                                                                  Development, 5.625% due
                                                                  3/17/2003(1)................  $  1,494,975   $  1,470,465
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--                 AA+       Aa3        2,450,000      Ameritech Capital Funding,
COMMUNICATIONS--6.6%                                              6.45% due 1/15/2018.........     2,572,745      2,280,460
                            BB        Ba2        7,725,000      Frontier Corp., 6% due
                                                                  10/15/2013++................     7,873,444      7,233,999
                            AA-       A2         6,000,000      GTE California, Inc., 8.07%
                                                                  due 4/15/2024...............     6,412,380      6,119,640
                                                                GTE Corp.:
                            A         Baa1       1,500,000      9.375% due 12/01/2000.........     1,647,090      1,567,740
                            A         Baa1       1,500,000      6.84% due 4/15/2018...........     1,541,970      1,431,450
                            AAA       Aa1        3,000,000      Indiana Bell Telephone Co.,
                                                                  Inc., 7.30% due 8/15/2026...     3,030,280      3,018,120
                                                                MCI WorldCom Inc.:
                            A-        A3         2,500,000      7.75% due 4/01/2007...........     2,722,350      2,618,125
                            A-        A3         5,300,000      6.125% due 4/15/2012++........     5,285,849      5,264,808
                                                                Southwestern Bell
                                                                  Telecommunications Corp.:
                            AA        Aa3        1,000,000      6.125% due 3/01/2000..........     1,005,000      1,002,550
                            AA        Aa3        1,000,000      6.625% due 4/01/2005..........       958,450      1,007,400
                            AA        Aa3        2,000,000      6.375% due 11/15/2007.........     2,009,520      1,956,180
                                                                Sprint Capital Corporation:
                            BBB+      Baa1       1,500,000      5.70% due 11/15/2003..........     1,499,745      1,437,555
                            BBB+      Baa1       3,000,000      6.125% due 11/15/2008.........     2,888,100      2,768,670
                                                                                                ------------   ------------
                                                                                                  39,446,923     37,706,697
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC--5.6%   AAA       Aaa        8,000,000      Cleveland Electric/Toledo
                                                                  Edison, 7.13% due
                                                                  7/01/2007...................     8,392,720      7,996,640
                            BBB+      Baa1       2,000,000      Conectiv Inc., 6.73% due
                                                                  6/01/2006...................     2,000,000      1,991,040
                            AA-       Aa3        5,950,000      Florida Power Corp., 6.875%
                                                                  due 2/01/2008...............     6,504,481      5,977,608
                            A         A1         3,000,000      Mississippi Power Co., 6.05%
                                                                  due 5/01/2003...............     3,067,440      2,961,990
                            AA-       A1         1,500,000      Pacific Gas and Electric
                                                                  Company, 6.25% due
                                                                  8/01/2003...................     1,527,975      1,480,170
                            A-        A3         2,000,000      Pennsylvania Power & Light
                                                                  Co., 6.125% due
                                                                  5/01/2006++.................     1,998,800      2,001,240
                            BBB       Baa3       2,000,000      Texas Utilities Company, 5.94%
                                                                  due 10/15/2011++............     2,000,000      1,979,220
                            A         A2         7,500,000      Virginia Electric & Power Co.,
                                                                  8.625% due 10/01/2024.......     7,416,540      7,831,200
                                                                                                ------------   ------------
                                                                                                  32,907,956     32,219,108
---------------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES**--9.9%   BBB-      Baa3       5,000,000      Abitibi-Consolidated Inc.,
                                                                  6.95% due 4/01/2008(3)......     4,990,300      4,730,750
                            BBB       A3         1,500,000      AmVescap PLC, 6.375% due
                                                                  5/15/2003(1)................     1,497,285      1,476,570
                            A+        A1         6,000,000      Australia & New Zealand
                                                                  Banking Group Ltd., 7.55%
                                                                  due 9/15/2006(1)............     5,990,880      6,095,460
                            A-        Baa1       3,000,000      Enersis SA, 6.90% due
                                                                  12/01/2006(3)...............     2,992,260      2,714,340
                                                                Fairfax Financial Holdings
                                                                  Ltd.(1):
                            BBB+      Baa3       7,000,000      7.375% due 3/15/2006..........     6,963,110      6,778,611
                            BBB+      Baa3       4,000,000      7.375% due 4/15/2018..........     3,991,280      3,603,440
                            A         A1         2,000,000      Ford Capital BV, 9.50% due
                                                                  6/01/2010(1)................     2,217,880      2,317,160
                            A-        A3         4,000,000      Israel Electric Corp. Ltd.,
                                                                  7.75% due 3/01/2009(3)++....     3,995,880      3,955,640

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE                                                            VALUE
INDUSTRY                   RATINGS   RATINGS     AMOUNT            CORPORATE BONDS & NOTES          COST        (NOTE 1a)
---------------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES**                                             Korea Development Bank(1):
(CONCLUDED)                 BBB-      Baa3     $ 3,000,000      7.125% due 4/22/2004..........  $  2,978,100   $  2,929,065
                            BBB-      Baa3       2,500,000      7.375% due 9/17/2004..........     2,501,175      2,428,000
                            A         A2         5,000,000      Norsk Hydro A/S, 6.70% due
                                                                  1/15/2018(3)................     4,974,400      4,512,905
                            BBB       Baa3       5,000,000      Petro Geo-Services ASA, 7.125%
                                                                  due 3/30/2028(3)............     4,633,800      4,477,750
                            A+        Aa3        2,000,000      Sony Corporation, 6.125% due
                                                                  3/04/2003(3)................     1,995,760      1,986,440
                            BBB       Baa2       1,000,000      Telecom de Puerto Rico, 6.15%
                                                                  due 5/15/2002++(3)..........       999,770        989,617
                            A-        A2         1,000,000      Trans-Canada Pipelines, 6.43%
                                                                  due 3/15/2029(3)............     1,021,740        990,440
                                                                Tyco International
                                                                  Group SA(3):
                            A-        Baa1       2,500,000      5.875% due 11/01/2004.........     2,498,975      2,412,545
                            A-        Baa1       3,500,000      7% due 6/15/2028..............     3,474,765      3,249,995
                            A         A2         1,000,000      WMC Finance (USA) Ltd., 6.75%
                                                                  due 12/01/2006(1)...........     1,014,800        972,430
                                                                                                ------------   ------------
                                                                                                  58,732,160     56,621,158
---------------------------------------------------------------------------------------------------------------------------
YANKEE SOVEREIGN**--1.6%    AA-       Aa3        1,000,000      Province of Manitoba, 5.50%
                                                                  due 10/01/2008(2)...........       993,620        914,480
                            AA-       Aa3        1,000,000      Province of Ontario, 5.50% due
                                                                  10/01/2008(2)...............       994,080        920,240
                                                                Province of Quebec(2):
                            A+        A2         3,500,000      8.80% due 4/15/2003...........     3,944,780      3,764,810
                            A+        A2         3,500,000      7.125% due 2/09/2024..........     3,645,635      3,407,565
                                                                                                ------------   ------------
                                                                                                   9,578,115      9,007,095
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL CORPORATE BONDS &
                                                                NOTES--96.0%                     568,208,746    550,456,370
---------------------------------------------------------------------------------------------------------------------------
                                                                  US GOVERNMENT OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                                                   US Treasury Bonds & Notes:
OBLIGATIONS--0.9%           AAA       Aaa        1,000,000      4.75% due 2/15/2004...........       983,906        961,870
                            AAA       Aaa        2,000,000      5.25% due 5/15/2004...........     1,951,719      1,965,320
                            AAA       Aaa        1,000,000      7.25% due 5/15/2004...........     1,107,188      1,061,870
                            AAA       Aaa        1,000,000      6.125% due 11/15/2027.........     1,107,344        993,280
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL US GOVERNMENT
                                                                OBLIGATIONS--0.9%                  5,150,157      4,982,340
---------------------------------------------------------------------------------------------------------------------------
                                                                    SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE                                      13,861,000      Warburg Dillon Read LLC,
AGREEMENTS***--2.4%                                               purchased on 6/30/1999 to
                                                                  yield 4.80% to 7/01/1999....    13,861,000     13,861,000
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL SHORT-TERM
                                                                SECURITIES--2.4%                  13,861,000     13,861,000
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS--99.3%......  $587,219,903    569,299,710
                                                                                                ============
                                                                OTHER ASSETS LESS
                                                                  LIABILITIES--0.7%...........                    4,257,113
                                                                                                               ------------
                                                                NET ASSETS--100.0%............                 $573,556,823
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

       * Not Rated.
       ** Corresponding industry groups for foreign securities,
          which are denominated in US dollars:
       (1) Financial Institution
       (2) Government Entity
       (3) Industrial
       *** Repurchase Agreements are fully collateralized by US
           Government & Agency Obligations.
       + Subject to principal paydowns.
       ++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities
          Act of 1933.
       ++ Floating rate note.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$587,219,903) (Note
  1a).......................................................                $569,299,710
Cash........................................................                         138
Receivables:
  Securities sold...........................................  $19,878,652
  Interest..................................................    9,486,201
  Capital shares sold.......................................       25,454     29,390,307
                                                              -----------
Prepaid expenses and other assets...........................                      45,578
                                                                            ------------
Total assets................................................                 598,735,733
                                                                            ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   24,561,748
  Capital shares redeemed...................................      306,413
  Investment adviser (Note 2)...............................      216,606     25,084,767
                                                              -----------
Accrued expenses and other liabilities......................                      94,143
                                                                            ------------
Total liabilities...........................................                  25,178,910
                                                                            ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................                $573,556,823
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................                $  4,951,349
Paid-in capital in excess of par............................                 595,506,999
Undistributed investment income--net........................                   3,417,689
Accumulated realized capital losses on investments--net
  (Note 5)..................................................                 (12,399,021)
Unrealized depreciation on investments--net.................                 (17,920,193)
                                                                            ------------
NET ASSETS..................................................                $573,556,823
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $573,556,823 and 49,513,493
  shares outstanding........................................                $      11.58
                                                                            ============
----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1d):
Interest and discount earned................................               $ 19,923,014
Other income................................................                     11,078
                                                                           ------------
Total income................................................                 19,934,092
                                                                           ------------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $1,214,753
Accounting services (Note 2)................................      56,928
Professional fees...........................................      26,811
Printing and shareholder reports............................      25,062
Custodian fees..............................................      24,767
Directors' fees and expenses................................       6,274
Pricing services............................................       5,497
Transfer agent fees (Note 2)................................       2,430
Registration fees...........................................         476
Other.......................................................       2,800
                                                              ----------
Total expenses..............................................                  1,365,798
                                                                           ------------
Investment income--net......................................                 18,568,294
                                                                           ------------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS--NET (NOTES 1d &
  3):
Realized loss on investments--net...........................                 (3,568,767)
Change in unrealized appreciation/depreciation on
  investments--net..........................................                (29,196,463)
                                                                           ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $(14,196,936)
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
             INCREASE (DECREASE) IN NET ASSETS:                 JUNE 30, 1999    DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 18,568,294       $ 35,431,023
Realized gain (loss) on investments--net....................      (3,568,767)         7,560,501
Change in unrealized appreciation/depreciation on
  investments--net..........................................     (29,196,463)        (1,000,179)
                                                                ------------       ------------
Net increase (decrease) in net assets resulting from
  operations................................................     (14,196,936)        41,991,345
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1e):
Investment income--net:
  Class A...................................................     (18,230,325)       (35,531,406)
                                                                ------------       ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................     (18,230,325)       (35,531,406)
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase in net assets derived from capital share
  transactions..............................................      11,683,526         60,070,576
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................     (20,743,735)        66,530,515
Beginning of period.........................................     594,300,558        527,770,043
                                                                ------------       ------------
End of period*..............................................    $573,556,823       $594,300,558
                                                                ============       ============
--------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  3,417,689       $  3,079,720
                                                                ============       ============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                   CLASS A
    BEEN DERIVED FROM INFORMATION PROVIDED IN THE       -------------------------------------------------------------
                FINANCIAL STATEMENTS.
                                                         FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
                                                         MONTHS ENDED    --------------------------------------------
       INCREASE (DECREASE) IN NET ASSET VALUE:          JUNE 30, 1999      1998        1997        1996        1995
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................      $  12.25      $  12.11    $  11.91    $  12.45    $  11.12
                                                           --------      --------    --------    --------    --------
Investment income--net...............................           .38           .77         .78         .80         .82
Realized and unrealized gain (loss) on
  investments--net...................................          (.68)          .15         .20        (.55)       1.34
                                                           --------      --------    --------    --------    --------
Total from investment operations.....................          (.30)          .92         .98         .25        2.16
                                                           --------      --------    --------    --------    --------
Less dividends from investment income--net...........          (.37)         (.78)       (.78)       (.79)       (.83)
                                                           --------      --------    --------    --------    --------
Net asset value, end of period.......................      $  11.58      $  12.25    $  12.11    $  11.91    $  12.45
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...................        (2.48%)+       7.85%       8.64%       2.21%      20.14%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................          .47%*         .48%        .47%        .49%        .50%
                                                           ========      ========    ========    ========    ========
Investment income--net...............................         6.39%*        6.35%       6.62%       6.67%       7.00%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............      $573,557      $594,301    $527,770    $538,394    $489,838
                                                           ========      ========    ========    ========    ========
Portfolio turnover...................................        37.76%       103.24%      89.22%      91.88%      90.12%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A Shares and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Prime Bond Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's High Current Income Fund at the following annual rates:
0.50% of such average daily net assets not exceeding $250 million; 0.45% of such average daily net assets in excess of $250 million but not more than $500 million; 0.40% of such average daily net assets in excess of $500 million but not more than $750 million; and 0.35% of such average daily net assets in excess of $750 million. For the six months ended June 30, 1999, the aggregate average daily net assets of the Fund and the Company's High Current Income Fund was approximately $1,100,383,000.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund,

--------------------------------------------------------------------------------

exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1999, the Fund paid Merrill Lynch Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith, Incorporated, $4,213 for providing security price quotations to compute the net asset value of the Fund.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.
  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.
3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $224,387,767 and $213,507,659, respectively.

  Net realized losses for the six months ended June 30, 1999 and net unrealized losses as of June 30, 1999 were as follows:

--------------------------------------------------------------------
                                         Realized       Unrealized
                                          Losses          Losses
--------------------------------------------------------------------
Long-term investments.................  $(3,568,767)   $(17,920,193)
                                        -----------    ------------
Total.................................  $(3,568,767)   $(17,920,193)
                                        ===========    ============
--------------------------------------------------------------------

  At June 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $17,920,193, of which $3,406,177 related to appreciated securities and $21,326,370 related to depreciated securities. At June 30, 1999, the aggregate cost of investments for Federal income tax purposes was $587,219,903.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $11,683,526 and $60,070,576 for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

  Transactions in capital shares were as follows:

--------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 1999                              Shares         Amount
--------------------------------------------------------------------
Shares sold............................   1,582,248    $ 18,786,649
Shares issued to shareholders in
 reinvestment of dividends.............   1,530,430      18,230,325
                                         ----------    ------------
Total issued...........................   3,112,678      37,016,974
Shares redeemed........................  (2,130,739)    (25,333,448)
                                         ----------    ------------
Net increase...........................     981,939    $ 11,683,526
                                         ==========    ============
--------------------------------------------------------------------

--------------------------------------------------------------------
Class A Shares for the Year Ended                         Dollar
December 31, 1998                          Shares         Amount
--------------------------------------------------------------------
Shares sold............................   5,551,338    $ 67,504,987
Shares issued to shareholders in
 reinvestment of dividends.............   2,934,639      35,531,406
                                         ----------    ------------
Total issued...........................   8,485,977     103,036,393
Shares redeemed........................  (3,540,230)    (42,965,817)
                                         ----------    ------------
Net increase...........................   4,945,747    $ 60,070,576
                                         ==========    ============
--------------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31,1998, the Fund had a net capital loss carryforward of approximately $8,649,000, of which $7,112,000 expires in 2002, $856,000 expires in 2003 and $681,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

6. SUBSEQUENT EVENT:

On July 1, 1999, the Company's Board of Directors declared an ordinary income dividend in the amount of $.069025 per Class A Share payable on July 1, 1999 to shareholders of record as of June 30, 1999.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
JUNE 30, 1999--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

There were some conflicting signals regarding the future direction of the US economy during the six months ended June 30, 1999. However, on balance the economic outlook continued to be positive. The US economic expansion is ongoing, especially in the consumer sector. Economic growth is not occurring at inflationary rates, although the Organization of Petroleum Exporting Countries
(OPEC) successfully engineered a near-term increase in the price of crude oil. Against this backdrop, the US Federal Reserve Board raised the Federal Funds rate 0.25% at its June 30, 1999 meeting. Outside of the United States, signs of growth are less apparent in other major industrial economies. European equity markets have entered a period of consolidation, and investors are looking for evidence of an economic pickup. In Japan, there are not yet clear signs that Japan's economy is improving. There were growing signs of improvement in some emerging economies (most notably South Korea and Mexico), although concerns remain for others (such as Brazil and Argentina).

  In the US capital markets, long-term interest rates rose during the June quarter. While the spread between yields on Treasury securities and corporate issues of similar maturities has narrowed somewhat, it remains wide by historic standards. Although the US stock market exhibited greater price volatility, its advances broadened beyond relatively few growth stocks to the previously languishing cyclical sectors.

PORTFOLIO MATTERS

As of June 30, 1999, the Fund's asset allocation was: US stocks, 91% of net assets and foreign stocks, 11%.

  We modestly expanded the Fund's allocation to US equities from 89% of net assets to 91% during the six months ended June 30, 1999. We continue to believe that investors may favor the shares of companies that offer a high degree of earnings visibility in a steady growth/low inflation economy. On this basis, technology remained the largest single group represented among our US equity commitments. Positions established in the technology sector during the past three months include Sun Microsystems, Inc., Xerox Corporation and Siebel Systems, Inc. Consumer staples, including healthcare and financial services, also continued to account for a significant proportion of US equity assets. New positions in the consumer staples group included Merck & Co., Inc., while Citigroup Inc. and The Goldman Sachs Group, Inc. are examples of new positions in the financial services sector.

  We increased the Fund's foreign equity representation from 10% of net assets to 11% during the first half of 1999. Our approach continues to reflect a concentration on the shares of companies that we believe could add value to a primarily US portfolio. The shares of Canadian and European companies continued to predominate, although we also maintained commitments in Japanese, Asian and Australian companies.

IN CONCLUSION

We appreciate your investment in Quality Equity Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Thomas R. Robinson
Thomas R. Robinson
Senior Vice President and Portfolio Manager

July 28, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/99                                                       +13.92%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                                                  +19.38
--------------------------------------------------------------------------------
Ten Years Ended 6/30/99                                                   +15.11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH        6 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +13.92%         +13.20%
------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

                               SHARES                                                               VALUE       PERCENT OF
INDUSTRY                         HELD                    STOCKS                       COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE            98,525      United Technologies Corporation....    $  3,685,936   $  7,063,011       0.8%
--------------------------------------------------------------------------------------------------------------------------
APPLICATION DEVELOPMENT
SOFTWARE                      166,000      +Siebel Systems, Inc. .............       6,208,108     10,997,500       1.3
--------------------------------------------------------------------------------------------------------------------------
AUTO & TRUCK                  310,700      Delphi Automotive Systems
                                             Corporation......................       5,443,713      5,767,369       0.7
--------------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL & LEASING    94,450      The Hertz Corporation (Class A)....       3,774,774      5,855,900       0.7
--------------------------------------------------------------------------------------------------------------------------
BANKING                       205,836      Bank of America Corporation........      11,887,016     15,090,352       1.7
                              194,400      The Bank of New York Company,
                                             Inc. ............................       1,664,550      7,132,050       0.8
                                                                                  ------------   ------------     -----
                                                                                    13,551,566     22,222,402       2.5
--------------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL           367,000      Mellon Bank Corporation............      11,814,177     13,349,625       1.5
--------------------------------------------------------------------------------------------------------------------------
BEVERAGES                     295,300      PepsiCo, Inc. .....................      11,551,644     11,424,419       1.3
--------------------------------------------------------------------------------------------------------------------------
BROADCASTING--CABLE           412,684      AT&T Corp.--Liberty Media Group
                                             (Class A)........................       4,242,727     15,166,137       1.7
--------------------------------------------------------------------------------------------------------------------------
BROADCASTING--MEDIA            49,800      +Clear Channel Communications,
                                             Inc. ............................       3,517,387      3,433,087       0.4
--------------------------------------------------------------------------------------------------------------------------
CAPITAL EQUIPMENT              99,700      Eaton Corporation..................       7,034,799      9,172,400       1.0
                               25,200      Hewlett-Packard Company............       1,849,625      2,532,600       0.3
                                                                                  ------------   ------------     -----
                                                                                     8,884,424     11,705,000       1.3
--------------------------------------------------------------------------------------------------------------------------
CHEMICALS                      93,800      E.I. du Pont de Nemours and
                                             Company..........................       5,888,460      6,407,712       0.7
                              215,000      Rohm and Haas Company..............       8,152,984      9,218,125       1.1
                                                                                  ------------   ------------     -----
                                                                                    14,041,444     15,625,837       1.8
--------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES              80,200      +America Online, Inc. .............       7,720,174      8,862,100       1.0
                              309,400      +Cisco Systems, Inc. ..............       6,261,728     19,936,962       2.3
                                                                                  ------------   ------------     -----
                                                                                    13,981,902     28,799,062       3.3
--------------------------------------------------------------------------------------------------------------------------
COMPUTERS                     120,250      +Dell Computer Corporation.........       3,737,851      4,441,734       0.5
                               93,900      +EMC Corporation...................       3,375,985      5,164,500       0.6
                              139,200      International Business Machines
                                             Corporation......................       8,816,597     17,991,600       2.1
                               30,700      +Sun Microsystems, Inc. ...........       1,880,553      2,114,463       0.2
                              249,600      Tandy Corporation..................       7,020,482     12,199,200       1.4
                                                                                  ------------   ------------     -----
                                                                                    24,831,468     41,911,497       4.8
--------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS             399,900      The Dial Corporation...............       8,328,619     14,871,281       1.7
--------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT          174,300      General Electric Company...........      16,551,691     19,695,900       2.3
                               91,400      PECO Energy Company................       3,115,343      3,827,375       0.4
                               37,400      W. W. Grainger, Inc. ..............       2,011,263      2,012,587       0.2
                                                                                  ------------   ------------     -----
                                                                                    21,678,297     25,535,862       2.9
--------------------------------------------------------------------------------------------------------------------------
ELECTRONICS                   168,000      Intel Corporation..................      10,120,037      9,985,500       1.1
                               77,700      +Lattice Semiconductor
                                             Corporation......................       3,903,205      4,817,400       0.6
                                                                                  ------------   ------------     -----
                                                                                    14,023,242     14,802,900       1.7
--------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT                 350,300      Premier Parks Inc. ................      10,205,816     12,873,525       1.5
                               91,900      Royal Caribbean Cruises Ltd. ......       2,206,109      4,020,625       0.5
                               73,100      The Walt Disney Company............       2,566,569      2,252,394       0.2
                                                                                  ------------   ------------     -----
                                                                                    14,978,494     19,146,544       2.2
--------------------------------------------------------------------------------------------------------------------------
FINANCE                        60,600      +The Goldman Sachs Group, Inc. ....       3,211,800      4,378,350       0.5
                              116,950      +TD Waterhouse Group, Inc. ........       2,806,800      2,931,059       0.3
                                                                                  ------------   ------------     -----
                                                                                     6,018,600      7,309,409       0.8
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES            328,000      Associates First Capital
                                             Corporation (Class A)............      12,746,247     14,534,500       1.7
                               87,000      Citigroup Inc. ....................       3,990,342      4,132,500       0.5
                               51,000      Providian Financial Corporation....       3,040,790      4,768,500       0.5
                              210,400      Wells Fargo Company................       8,467,822      8,994,600       1.0
                                                                                  ------------   ------------     -----
                                                                                    28,245,201     32,430,100       3.7
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                               SHARES                                                               VALUE       PERCENT OF
INDUSTRY                         HELD                    STOCKS                       COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--
CONSUMER                      308,800      Household International, Inc. .....    $ 13,528,850   $ 14,629,400       1.7%
--------------------------------------------------------------------------------------------------------------------------
FOODS                         203,300      +Keebler Foods Company.............       5,912,109      6,175,238       0.7
--------------------------------------------------------------------------------------------------------------------------
FOREIGN--AUSTRALIA*           117,400      The News Corporation Limited
                                             (Convertible Preferred)
                                             (ADR)**(9).......................       3,940,100      3,705,438       0.4
--------------------------------------------------------------------------------------------------------------------------
FOREIGN--CANADA*              278,300      +ATI Technologies Inc.(4)..........       4,359,273      4,491,443       0.5
                              128,000      Domtar, Inc.(7)....................         957,605      1,203,952       0.2
                               80,800      Nortel Networks Corporation(2).....       4,352,211      7,014,450       0.8
                                                                                  ------------   ------------     -----
                                                                                     9,669,089     12,709,845       1.5
--------------------------------------------------------------------------------------------------------------------------
FOREIGN--FINLAND*              88,600      Nokia Oyj(2).......................       4,067,131      7,761,449       0.9
                               68,900      UPM-Kymmene Oyj(7).................       1,792,427      1,974,032       0.2
                                                                                  ------------   ------------     -----
                                                                                     5,859,558      9,735,481       1.1
--------------------------------------------------------------------------------------------------------------------------
FOREIGN--FRANCE*               79,200      STMicroelectronics NV (NY
                                             Registered Shares)(8)............       3,413,696      5,494,500       0.6
--------------------------------------------------------------------------------------------------------------------------
FOREIGN--JAPAN*                   321      Nippon Telegraph & Telephone
                                             Corporation (NTT)(9).............       2,525,888      3,741,197       0.4
                               94,500      Sony Corporation (ADR)**(1)........       8,796,163     10,430,438       1.2
                                                                                  ------------   ------------     -----
                                                                                    11,322,051     14,171,635       1.6
--------------------------------------------------------------------------------------------------------------------------
FOREIGN--NETHERLANDS*          52,600      +ASM Lithography Holding NV(4).....       2,113,636      3,041,156       0.4
--------------------------------------------------------------------------------------------------------------------------
FOREIGN--SINGAPORE*           130,400      +Flextronics International
                                             Ltd.(4)..........................       4,559,214      7,204,600       0.8
--------------------------------------------------------------------------------------------------------------------------
FOREIGN--SWEDEN*              235,800      Telefonaktiebolaget LM Ericsson
                                             (ADR)**(9).......................       5,884,960      7,751,925       0.9
--------------------------------------------------------------------------------------------------------------------------
FOREIGN--UNITED KINGDOM*      102,400      AstraZeneca Group PLC(3)...........       4,050,536      3,958,816       0.5
                              914,500      BP Amoco PLC(6)....................      14,510,344     16,380,797       1.9
                              214,500      Shell Transport & Trading Company
                                             (ADR)**(5).......................       7,812,014      9,947,438       1.1
                                                                                  ------------   ------------     -----
                                                                                    26,372,894     30,287,051       3.5
--------------------------------------------------------------------------------------------------------------------------
HARDWARE & TOOLS               71,675      The Black & Decker Corporation.....       3,698,094      4,524,484       0.5
--------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS            124,550      Colgate-Palmolive Company..........      11,924,530     12,299,312       1.4
--------------------------------------------------------------------------------------------------------------------------
INFORMATION PROCESSING        259,400      +Unisys Corporation................       8,348,040     10,100,388       1.1
                              100,000      Xerox Corporation..................       5,726,743      5,906,250       0.7
                                                                                  ------------   ------------     -----
                                                                                    14,074,783     16,006,638       1.8
--------------------------------------------------------------------------------------------------------------------------
INSTRUMENTS--SCIENTIFIC        90,500      Millipore Corporation..............       1,881,378      3,670,906       0.4
--------------------------------------------------------------------------------------------------------------------------
INSURANCE                      66,000      American International Group,
                                             Inc. ............................       7,821,940      7,726,125       0.9
                               56,900      The Equitable Companies
                                             Incorporated.....................       3,006,378      3,812,300       0.4
                                                                                  ------------   ------------     -----
                                                                                    10,828,318     11,538,425       1.3
--------------------------------------------------------------------------------------------------------------------------
LASER SYSTEMS & COMPONENTS     42,300      +JDS Uniphase Corporation..........       4,222,515      7,021,800       0.8
--------------------------------------------------------------------------------------------------------------------------
MACHINERY                      57,200      Case Corporation...................       1,630,799      2,752,750       0.3
                              274,700      Ingersoll-Rand Company.............       8,261,132     17,752,488       2.0
                                                                                  ------------   ------------     -----
                                                                                     9,891,931     20,505,238       2.3
--------------------------------------------------------------------------------------------------------------------------
MACHINERY & EQUIPMENT          35,300      Caterpillar Inc. ..................       1,958,945      2,118,000       0.2
--------------------------------------------------------------------------------------------------------------------------
MANUFACTURING                 143,600      Tyco International Ltd. ...........       7,513,076     13,606,100       1.6
--------------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY            146,950      Johnson & Johnson..................      12,178,382     14,401,100       1.6
--------------------------------------------------------------------------------------------------------------------------
METALS                        136,700      Alcoa Inc. ........................       5,415,745      8,458,312       1.0
--------------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS           202,500      Enron Corp. .......................       9,281,192     16,554,375       1.9
--------------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED               129,400      Mobil Corporation..................      10,731,792     12,810,600       1.5
--------------------------------------------------------------------------------------------------------------------------
OIL SERVICES                   96,200      Schlumberger Limited...............       5,906,508      6,126,738       0.7
--------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS        83,800      International Paper Company........       4,067,170      4,231,900       0.5
--------------------------------------------------------------------------------------------------------------------------
PETROLEUM                     271,000      Unocal Corporation.................      10,503,446     10,738,375       1.2
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                               SHARES                                                               VALUE       PERCENT OF
INDUSTRY                         HELD                    STOCKS                       COST        (NOTE 1a)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS               213,000      American Home Products
                                             Corporation......................    $ 12,485,613   $ 12,247,500       1.4%
                              284,000      Bristol-Myers Squibb Company.......      13,499,186     20,004,250       2.3
                              157,800      Cardinal Health, Inc. .............      10,928,524     10,118,925       1.1
                               55,400      Merck & Co., Inc. .................       3,881,324      4,099,600       0.5
                               98,400      Pfizer Inc. .......................      12,826,039     10,799,400       1.2
                              126,200      Pharmacia & Upjohn, Inc. ..........       7,439,859      7,169,738       0.8
                                                                                  ------------   ------------     -----
                                                                                    61,060,545     64,439,413       7.3
--------------------------------------------------------------------------------------------------------------------------
RADIO & TELEVISION            564,300      +Capstar Broadcasting Corporation
                                             (Class A)........................      10,842,368     15,447,712       1.8
--------------------------------------------------------------------------------------------------------------------------
RETAIL                         68,600      +Best Buy Co., Inc. ...............       3,439,224      4,630,500       0.5
                              117,200      Dayton Hudson Corporation..........       8,135,726      7,618,000       0.9
                               36,700      +Federated Department Stores,
                                             Inc. ............................       1,947,302      1,942,806       0.2
                              197,500      +Safeway Inc. .....................       6,156,977      9,776,250       1.1
                              273,200      Wal-Mart Stores, Inc. .............       5,638,693     13,181,900       1.5
                                                                                  ------------   ------------     -----
                                                                                    25,317,922     37,149,456       4.2
--------------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY              145,100      Lowe's Companies, Inc. ............       5,281,869      8,225,356       0.9
--------------------------------------------------------------------------------------------------------------------------
SAVINGS & LOAN ASSOCIATIONS   222,200      GreenPoint Financial Corp. ........       8,915,775      7,290,938       0.8
--------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                 99,500      +Applied Materials, Inc. ..........       6,544,098      7,350,562       0.8
                              148,800      Motorola, Inc. ....................       8,746,883     14,098,800       1.6
                                                                                  ------------   ------------     -----
                                                                                    15,290,981     21,449,362       2.4
--------------------------------------------------------------------------------------------------------------------------
SERVICES                      260,400      +Quintiles Transnational Corp. ....      11,353,230     10,920,525       1.2
--------------------------------------------------------------------------------------------------------------------------
SOFTWARE                      358,600      +Microsoft Corporation.............      27,996,803     32,318,825       3.7
                               50,000      +Transaction Systems Architects,
                                             Inc. (Class A)...................       2,008,125      1,950,000       0.2
                                                                                  ------------   ------------     -----
                                                                                    30,004,928     34,268,825       3.9
--------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS            242,979      AT&T Corp. ........................       5,223,112     13,561,265       1.6
                              229,200      +American Tower Corporation (Class
                                             A)...............................       5,760,411      5,500,800       0.6
                              183,200      GTE Corporation....................       9,434,382     13,877,400       1.6
                              126,000      Lucent Technologies Inc. ..........       6,948,009      8,497,125       1.0
                              240,200      +MCI WorldCom, Inc. ...............       7,793,628     20,657,200       2.3
                                                                                  ------------   ------------     -----
                                                                                    35,159,542     62,093,790       7.1
--------------------------------------------------------------------------------------------------------------------------
TOBACCO                       186,600      Philip Morris Companies Inc. ......       8,146,592      7,498,988       0.9
--------------------------------------------------------------------------------------------------------------------------
UTILITIES--COMMUNICATION      230,400      Ameritech Corporation..............      11,146,172     16,934,400       1.9
--------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC           176,400      Public Service Enterprise Group
                                             Incorporated.....................       6,853,768      7,210,350       0.8
--------------------------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT              193,000      Waste Management, Inc. ............       8,189,493     10,373,750       1.2
--------------------------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENTS..................    $673,018,870    890,238,379     101.4
                                                                                  ============
                                           UNREALIZED APPRECIATION ON FORWARD
                                             FOREIGN EXCHANGE
                                             CONTRACTS--NET***................                        161,152       0.0
                                           LIABILITIES IN EXCESS OF OTHER
                                             ASSETS...........................                    (12,196,278)     (1.4)
                                                                                                 ------------     -----
                                           NET ASSETS.........................                   $878,203,253     100.0%
                                                                                                 ============     =====
--------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

* Corresponding industry groups for foreign securities:

(1) Appliances

(2) Communications Equipment

(3) Drugs

(4) Electronics Components

(5) Oil--Integrated

(6) Oil--Related

(7) Paper & Forest Products

(8) Semiconductors

(9) Telecommunications

** American Depositary Receipts (ADR).

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

*** Forward foreign exchange contracts as of June 30, 1999 were as follows:

----------------------------------------------------------------------------------------------------------------------
                                                                                                           UNREALIZED
                                                                                                          APPRECIATION
FOREIGN CURRENCY SOLD                          EXPIRATION DATE                                             (NOTE 1b)
----------------------------------------------------------------------------------------------------------------------
C$   15,800,000                                   July 1999                                                 $161,152
----------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET
(US$ COMMITMENT--$10,856,122)                                                                               $161,152
                                                                                                            ========
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$673,018,870) (Note
  1a).......................................................                $890,238,379
Unrealized appreciation on forward foreign exchange
  contracts (Note 1b).......................................                     161,152
Foreign cash (Note 1c)......................................                      37,499
Receivables:
  Securities sold...........................................  $16,799,405
  Dividends.................................................      482,283
  Forward foreign exchange contracts (Note 1b)..............      397,220     17,678,908
                                                              -----------
Prepaid expenses and other assets...........................                      57,492
                                                                            ------------
Total assets................................................                 908,173,430
                                                                            ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................   16,020,414
  Securities purchased......................................   11,648,515
  Custodian bank (Note 1g)..................................    1,694,143
  Investment adviser (Note 2)...............................      337,041
  Forward foreign exchange contracts (Note 1b)..............      129,049     29,829,162
                                                              -----------
Accrued expenses and other liabilities......................                     141,015
                                                                            ------------
Total liabilities...........................................                  29,970,177
                                                                            ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................                $878,203,253
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized+........................................                $  2,266,255
Paid-in capital in excess of par............................                 583,052,018
Undistributed investment income--net........................                   2,148,819
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................                  73,355,782
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                 217,380,379
                                                                            ------------
NET ASSETS..................................................                $878,203,253
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $878,203,253 and 22,662,553
  shares outstanding........................................                $      38.75
                                                                            ============
----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1d & 1e):
Dividends (net of $88,619 foreign withholding tax)..........                $  4,069,412
Interest and discount earned................................                     186,084
                                                                            ------------
Total income................................................                   4,255,496
                                                                            ------------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $ 1,856,444
Accounting services (Note 2)................................       86,925
Custodian fees..............................................       47,400
Printing and shareholder reports............................       46,639
Professional fees...........................................       39,387
Directors' fees and expenses................................        9,321
Transfer agent fees (Note 2)................................        2,673
Pricing services............................................        1,075
Other.......................................................        5,058
                                                              -----------
Total expenses..............................................                   2,094,922
                                                                            ------------
Investment income--net......................................                   2,160,574
                                                                            ------------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
Realized gain from:
  Investments--net..........................................   72,932,185
  Foreign currency transactions--net........................      423,622     73,355,807
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   31,549,998
  Foreign currency transactions--net........................      255,662     31,805,660
                                                              -----------   ------------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................                 105,161,467
                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $107,322,041
                                                                            ============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                              JUNE 30, 1999    DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  2,160,574       $   8,231,369
Realized gain on investments and foreign currency
  transactions--net.........................................      73,355,807          80,712,384
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........      31,805,660          36,226,100
                                                                ------------       -------------
Net increase in net assets resulting from operations........     107,322,041         125,169,853
                                                                ------------       -------------
--------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1f):
Investment income--net:
  Class A...................................................      (7,727,398)         (8,061,972)
Realized gain on investments--net:
  Class A...................................................     (80,017,893)       (115,958,721)
                                                                ------------       -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (87,745,291)       (124,020,693)
                                                                ------------       -------------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net decrease in net assets derived from capital share
  transactions..............................................      (4,270,574)        (13,316,065)
                                                                ------------       -------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................      15,306,176         (12,166,905)
Beginning of period.........................................     862,897,077         875,063,982
                                                                ------------       -------------
End of period*..............................................    $878,203,253       $ 862,897,077
                                                                ============       =============
--------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  2,148,819       $   7,715,643
                                                                ============       =============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                       CLASS A+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE            ------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                          FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
                                                         MONTHS ENDED    --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                  JUNE 30, 1999     1998        1997        1996        1995
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $  38.12      $  38.42    $  32.83    $  32.76    $  27.74
                                                           --------      --------    --------    --------    --------
Investment income--net.................................         .09           .34         .41         .58         .58
Realized and unrealized gain on investments and foreign
  currency transactions--net...........................        4.42          4.80        6.94        4.44        5.48
                                                           --------      --------    --------    --------    --------
Total from investment operations.......................        4.51          5.14        7.35        5.02        6.06
                                                           --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net...............................        (.34)         (.35)       (.22)       (.66)       (.45)
  Realized gain on investments--net....................       (3.54)        (5.09)      (1.54)      (4.29)       (.59)
                                                           --------      --------    --------    --------    --------
Total dividends and distributions......................       (3.88)        (5.44)      (1.76)      (4.95)      (1.04)
                                                           --------      --------    --------    --------    --------
Net asset value, end of period.........................    $  38.75      $  38.12    $  38.42    $  32.83    $  32.76
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................      13.20%++      15.58%      23.70%      17.90%      22.61%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................        .49%*         .49%        .48%        .49%        .51%
                                                           ========      ========    ========    ========    ========
Investment income--net.................................        .51%*         .95%       1.16%       1.89%       1.94%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............    $878,203      $862,897    $875,064    $794,275    $644,551
                                                           ========      ========    ========    ========    ========
Portfolio turnover.....................................      47.40%       100.29%     100.08%      88.30%     140.32%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Quality Equity Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a

--------------------------------------------------------------------------------

withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from management's estimate of available cash.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds.
  For such services, the Fund pays a monthly fee at the following annual rates:
0.500% of the Fund's average daily net assets not exceeding $250 million; 0.450% of average daily net assets in excess of $250 million but not exceeding $300 million; 0.425% of average daily net assets in excess of $300 million but not exceeding $400 million; and 0.400% of average daily net assets in excess of $400 million.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $69,922 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $405,724,558 and $481,079,092, respectively.

  Net realized gains (losses) for the six months ended June 30, 1999 and net unrealized gains (losses) as of June 30, 1999 were as follows:

--------------------------------------------------------------------
                                       Realized         Unrealized
                                    Gains (Losses)    Gains (Losses)
--------------------------------------------------------------------
Long-term investments.............   $72,932,185       $217,219,509
Forward foreign exchange
 contracts........................       511,314            161,152
Foreign currency transactions.....       (87,692)              (282)
                                     -----------       ------------
Total.............................   $73,355,807       $217,380,379
                                     ===========       ============
--------------------------------------------------------------------

  At June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $217,219,509, of which $225,191,522 related to appreciated securities and $7,972,013 related to depreciated securities. At June 30, 1999, the aggregate cost of investments for Federal income tax purposes was $673,018,870.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $4,270,574 and $13,316,065 for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

--------------------------------------------------------------------------------

  Transactions in capital shares were as follows:

--------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
             June 30, 1999                 Shares         Amount
--------------------------------------------------------------------
Shares sold..........................       125,697    $   4,416,160
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     2,570,914       87,745,291
                                         ----------    -------------
Total issued.........................     2,696,611       92,161,451
Shares redeemed......................    (2,668,034)     (96,432,025)
                                         ----------    -------------
Net increase (decrease)..............        28,577    $  (4,270,574)
                                         ==========    =============
--------------------------------------------------------------------

-----------------------------------------------------------------
 Class A Shares for the Year Ended                     Dollar
         December 31, 1998              Shares         Amount
-----------------------------------------------------------------
Shares sold.........................     384,573    $  13,339,188
Shares issued to shareholders in
 reinvestment of dividends and
 distributions......................   3,754,789      124,020,693
                                      ----------    -------------
Total issued........................   4,139,362      137,359,881
Shares redeemed.....................  (4,278,868)    (150,675,946)
                                      ----------    -------------
Net decrease........................    (139,506)   $ (13,316,065)
                                      ==========    =============
-----------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
JUNE 30, 1999--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

For the six-month period ended June 30, 1999, Reserve Assets Fund's net annualized yield for Class A Shares was 4.47%. The Fund's 7-day yield as of June 30, 1999 was 4.44%. The average portfolio maturity was 71 days at June 30, 1999, compared to 69 days at December 31, 1998.

THE ENVIRONMENT

There were some conflicting signals regarding the future direction of the US economy during the six months ended June 30, 1999. However, on balance the economic outlook continued to be positive. The US economic expansion is ongoing, especially in the consumer sector. Economic growth is not occurring at inflationary rates, although the Organization of Petroleum Exporting Countries
(OPEC) successfully engineered a near-term increase in the price of crude oil. Against this backdrop, the US Federal Reserve Board raised the Federal Funds rate 0.25% at its June 30, 1999 meeting. Outside of the United States, signs of growth are less apparent in other major industrial economies. European equity markets have entered a period of consolidation, and investors are looking for evidence of an economic pickup. Meanwhile, Japan reported its first quarter of positive economic growth in more than a year. Some other emerging economies (most notably South Korea and Mexico) are also showing some signs of improvement, although concerns remain for others (such as Brazil and Argentina).

  In the US capital markets, long-term interest rates rose during the June quarter. While the spread between yields on Treasury securities and corporate issues of similar maturities has narrowed somewhat, it remains wide by historic standards. Although the US stock market exhibited greater price volatility, its advances broadened beyond relatively few growth stocks to the previously languishing cyclical sectors.

  We continue to concentrate Fund investments in one-month commercial paper, 10-month--12-month intermediate-term notes and floating rate money market instruments. We believe that this barbell strategy, coupled with one-third of the Fund's assets in floating rate paper, is appropriate at this time. We employed this strategy as we consider the possibility of an additional Federal Reserve Board tightening in the near term but with low probability of significant intervention as the year 2000 approaches.

  Longer term, we are slightly positive on the outlook for interest rates and believe that current yields have sufficiently discounted negative news. In the near term, we will continue to evaluate economic data as it becomes available, responding accordingly to any necessary shifts.

  The Fund's composition at the end of June and as of our last report is detailed below:

----------------------------------------------------------------
                                            6/30/99     12/31/98
----------------------------------------------------------------
Bank Notes................................    13.7%       13.1%
Certificates of Deposit...................     1.2          --
Certificates of Deposit--Yankee...........     2.8          --
Commercial Paper..........................    34.8        34.5
Corporate Notes...........................    35.2        24.7
Funding Agreements........................     4.7         4.7
Repurchase Agreements.....................      --         3.0
US Government, Agency & Instrumentality
 Obligations--Discount....................     2.1         6.6
US Government, Agency & Instrumentality
 Obligations--Non-Discount................     6.2        12.9
Other Assets Less Liabilities.............      --         0.5
Liabilities in Excess of Other Assets.....    (0.7)         --
                                             -----       -----
TOTAL.....................................   100.0%      100.0%
                                            ========    ========
----------------------------------------------------------------

IN CONCLUSION

We appreciate your investment in Reserve Assets Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook with you in our next report to shareholders.

Sincerely,

/a/ Terry K. Glenn
Terry K. Glenn
President

/s/ Jacqueline Rogers
Jacqueline Rogers
Vice President and Portfolio Manager

July 28, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

                              FACE                                                     INTEREST    MATURITY      VALUE
                             AMOUNT                          ISSUE                      RATE*        DATE      (NOTE 1a)
-------------------------------------------------------------------------------------------------------------------------
BANK NOTES--13.7%          $  100,000      First USA Bank NA+........................   6.50 %    12/23/1999  $   100,267
                              250,000      First USA Bank NA+........................   5.35       1/21/2000      250,320
                              500,000      First Union National Bank+................   4.91       8/20/1999      499,889
                              100,000      First Union National Bank+................   5.15       8/30/1999      100,000
                              200,000      First Union National Bank+................   5.15       9/01/1999      200,000
                              500,000      Harris Trust & Savings+...................   4.91       4/06/2000      500,090
                              200,000      NationsBank NA+...........................   4.92       3/16/2000      199,992
                              250,000      NationsBank NA+...........................   4.91       4/05/2000      249,925
                              300,000      PNC Bank NA+..............................   5.01      11/03/1999      299,894
-------------------------------------------------------------------------------------------------------------------------
                                           TOTAL BANK NOTES (COST--$2,400,797)                                  2,400,377
-------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF               250,000      Fleet National Bank NA+...................   4.90       4/17/2000      249,905
DEPOSIT--1.2%
-------------------------------------------------------------------------------------------------------------------------
                                           TOTAL CERTIFICATES OF DEPOSIT (COST--$249,906)                         249,905
-------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF               250,000      Bayerische Hypo-und Vereinsbank AG+.......   5.27       3/03/2000      248,965
DEPOSIT--YANKEE--2.8%         250,000      Commerzbank AG, NY+.......................   5.085      2/17/2000      248,765
                              100,000      Societe Generale, NY+.....................   5.18       2/28/2000       99,536
-------------------------------------------------------------------------------------------------------------------------
                                           TOTAL CERTIFICATES OF DEPOSIT--YANKEE (COST--$599,794)                 597,266
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--34.8%       354,000      Alpine Securitization Corporation.........   5.17       7/01/1999      354,000
                              398,000      Alpine Securitization Corporation.........   5.17       7/06/1999      397,714
                              387,000      American Honda Finance Corp. .............   4.98       7/07/1999      386,679
                              250,000      Amsterdam Funding Corp....................   5.35       7/27/1999      249,034
                              500,000      Apreco, Inc. .............................   4.83       7/28/1999      498,162
                              250,000      Atlantis One Funding Corp. ...............   4.88       8/13/1999      248,539
                              679,000      Countrywide Home Loans, Inc. .............   5.05       7/07/1999      678,428
                              164,000      Den Norske Bank ASA.......................   4.85       7/07/1999      163,868
                              615,000      Den Norske Bank ASA.......................   4.90       7/07/1999      614,505
                              100,000      Finova Capital Corp. .....................   4.98       8/20/1999       99,308
                              200,000      Finova Capital Corp. .....................   4.90      10/07/1999      197,054
                              450,000      Finova Capital Corp. .....................   4.88      10/15/1999      442,824
                              250,000      Grand Funding Corp. ......................   4.88       7/09/1999      249,729
                              525,000      International Securitization Corp. .......   5.05       7/21/1999      523,527
                            1,000,000      Lehman Brothers Holdings Inc. ............   4.97       7/07/1999      999,172
                              342,000      Lexington Parker Capital Company, LLC.....   4.84      10/07/1999      336,962
                              449,000      Park Avenue Receivables Corp. ............   5.85       7/01/1999      449,000
                              480,000      Thames Asset Global Securitization........   4.83       7/07/1999      479,614
-------------------------------------------------------------------------------------------------------------------------
                                           TOTAL COMMERCIAL PAPER (COST--$7,369,662)                            7,368,119
-------------------------------------------------------------------------------------------------------------------------
CORPORATE                   1,000,000      Abbey National Treasury Services PLC+.....   4.94       8/17/1999      999,898
NOTES--35.2%                  100,000      Associates Corporation of North America...   6.625      7/15/1999      100,053
                              100,000      Associates Corporation of North America...   6.75      10/15/1999      100,275
                              250,000      Associates Corporation of North America...   7.45       3/28/2000      252,585
                              150,000      Associates Corporation of North America...   6.375      6/15/2000      150,655
                              500,000      Bank America Corporation+.................   5.04      10/15/1999      500,176
                              150,000      Bear Stearns Companies, Inc.+.............   5.124      1/20/2000      150,009
                              100,000      Beneficial Corp...........................   8.375     12/29/1999      101,214
                              300,000      CIT Group Holdings, Inc. (The)............   6.10       8/09/1999      300,166
                              250,000      CIT Group Holdings, Inc. (The)............   6.70       5/02/2000      251,254
                              500,000      Caterpillar Inc.+.........................   5.03       1/20/2000      499,977
                              250,000      Deutsche Pfandbrief und Hypotheknbank.....   7.00       7/10/2000      252,382
                              550,000      Ford Motor Credit Company.................   8.375      1/15/2000      557,133
                              200,000      Ford Motor Credit Company+................   4.95       5/05/2000      200,000
                              250,000      General Electric Capital Corp.+...........   4.845      4/17/2000      249,732
                              250,000      General Electric Capital Corp.+...........   4.945      5/03/2000      249,907
                              100,000      General Electric Capital Corp.+...........   4.95       5/12/2000       99,944

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

                              FACE                                                     INTEREST    MATURITY      VALUE
                             AMOUNT                          ISSUE                      RATE*        DATE      (NOTE 1a)
-------------------------------------------------------------------------------------------------------------------------

CORPORATE
NOTES
(CONCLUDED)                $  150,000      General Motors Acceptance Corp.+..........   4.96 %     7/20/2000  $   149,944
                              100,000      General Motors Acceptance Corp.+..........   5.201     12/01/2000       99,952
                              100,000      General Motors Acceptance Corp.+..........   5.077      2/27/2001      100,094
                              100,000      Goldman Sachs Group, Inc.+................   5.00       7/12/2000      100,000
                              200,000      Household Finance Corp.+..................   5.28       3/13/2000      199,089
                              250,000      Liberty Lighthouse US Capital Co. LLC+....   4.98      10/08/1999      249,980
                              200,000      PepsiCo, Inc..............................   5.875      6/01/2000      199,628
                            1,000,000      Restructured Asset Securities with
                                             Enhanced Returns, Series 1998-MM-7-1+...   4.99       8/13/1999    1,000,000
                              500,000      Toyota Motor Credit Corp.+................   5.011      9/23/1999      499,854
                              250,000      Wells Fargo & Co..........................   5.225      4/10/2000      248,700
                              100,000      Xerox Credit Corp.+.......................   4.87       4/06/2000       99,940
-------------------------------------------------------------------------------------------------------------------------
                                           TOTAL CORPORATE NOTES (COST--$7,970,795)                             7,962,541
-------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--4.7%    1,000,000      Jackson National Life Insurance Co. ......   4.95       5/01/2000    1,000,000
-------------------------------------------------------------------------------------------------------------------------
                                           TOTAL FUNDING AGREEMENTS (COST--$1,000,000)                          1,000,000
-------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT OBLIGATIONS--  400,000       US Treasury Bills.........................   3.80      10/14/1999      394,587
DISCOUNT--2.1%                 50,000      US Treasury Bills.........................   3.81      10/14/1999       49,323
-------------------------------------------------------------------------------------------------------------------------
                                           TOTAL US GOVERNMENT OBLIGATIONS--DISCOUNT
                                           (COST--$445,011)                                                       443,910
-------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &       100,000      Federal Home Loan Bank+...................   5.419      9/02/1999       99,991
INSTRUMENTALITY
  OBLIGATIONS--               100,000      Federal Home Loan Mortgage Corporation+...   5.25       1/19/2001       99,166
NON-DISCOUNT--6.2%            200,000      Federal National Mortgage Association+....   5.294      7/30/1999      199,987
                              200,000      Federal National Mortgage Association+....   5.07      12/14/2000      197,908
                               75,000      Federal National Mortgage Association+....   5.21       1/26/2001       74,277
                              100,000      Student Loan Marketing Association+.......   4.50       8/02/1999       99,941
                              250,000      Student Loan Marketing Association+.......   5.334      2/04/2000      249,964
                              100,000      US Treasury Notes.........................   4.625     11/30/2000       98,875
                              100,000      US Treasury Notes.........................   4.625     12/31/2000       98,781
                              100,000      US Treasury Notes.........................   4.50       1/31/2001       98,500
-------------------------------------------------------------------------------------------------------------------------
                                           TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                           OBLIGATIONS--NON-DISCOUNT (COST--$1,324,872)                         1,317,390
-------------------------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENTS
                                             (COST--$21,360,837)--100.7%.............                          21,339,508
                                           LIABILITIES IN EXCESS OF OTHER
                                             ASSETS--(0.7)%..........................                            (142,420)
                                                                                                              -----------
                                           NET ASSETS--100.0%........................                         $21,197,088
                                                                                                              ===========
-------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at June 30, 1999.

+ Variable rate notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$21,360,837*) (Note
  1a).......................................................             $21,339,508
Cash........................................................                     212
Receivables:
  Interest..................................................  $145,718
  Capital shares sold.......................................    31,030       176,748
                                                              --------
Prepaid expenses and other assets...........................                   1,774
                                                                         -----------
Total assets................................................              21,518,242
                                                                         -----------
------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   307,639
  Investment adviser (Note 2)...............................     8,637
  Capital shares redeemed...................................       848       317,124
                                                              --------
Accrued expenses and other liabilities......................                   4,030
                                                                         -----------
Total liabilities...........................................                 321,154
                                                                         -----------
------------------------------------------------------------------------------------
NET ASSETS..................................................             $21,197,088
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 500,000,000
  shares authorized+........................................             $ 2,121,842
Paid-in capital in excess of par............................              19,096,575
Unrealized depreciation on investments--net.................                 (21,329)
                                                                         -----------
NET ASSETS..................................................             $21,197,088
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $21,197,088 and 21,218,417
  shares outstanding........................................             $      1.00
                                                                         ===========
------------------------------------------------------------------------------------

* Cost for Federal income tax purposes. As of June 30, 1999, net unrealized depreciation for Federal income tax purposes amounted to $21,329, of which $524 related to appreciated securities and $21,853 related to depreciated securities.

+ The Fund is also authorized to issue 500,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1d):
Interest and discount earned................................            $523,582
--------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $51,589
Custodian fees..............................................    4,936
Professional fees...........................................    3,116
Transfer agent fees (Note 2)................................    2,674
Accounting services (Note 2)................................    2,210
Printing and shareholder reports............................      692
Directors' fees and expenses................................      251
Other.......................................................      268
                                                              -------
Total expenses..............................................              65,736
                                                                        --------
Investment income--net......................................             457,846
                                                                        --------
--------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTE
  1d):
Realized gain on investments--net...........................               1,062
Change in unrealized appreciation/depreciation on
  investments--net..........................................             (21,364)
                                                                        --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $437,544
                                                                        ========
--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                              JUNE 30, 1999    DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................     $   457,846       $  1,083,752
Realized gain on investments--net...........................           1,062              6,717
Change in unrealized appreciation/depreciation on
  investments--net..........................................         (21,364)              (453)
                                                                 -----------       ------------
Net increase in net assets resulting from operations........         437,544          1,090,016
                                                                 -----------       ------------
--------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1e):
Investment income--net:
  Class A...................................................        (457,846)        (1,083,752)
Realized capital gain on investments--net:
  Class A...................................................          (1,062)            (6,717)
                                                                 -----------       ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................        (458,908)        (1,090,469)
                                                                 -----------       ------------
--------------------------------------------------------------------------------------------------
CLASS A CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares............................       4,897,667          9,448,388
Net asset value of shares issued to shareholders in
  reinvestment of dividends and distributions (Note 1e).....         459,089          1,090,589
                                                                 -----------       ------------
                                                                   5,356,756         10,538,977
Cost of shares redeemed.....................................      (5,476,430)       (10,302,620)
                                                                 -----------       ------------
Net increase (decrease) in net assets derived from capital
  share transactions........................................        (119,674)           236,357
                                                                 -----------       ------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................        (141,038)           235,904
Beginning of period.........................................      21,338,126         21,102,222
                                                                 -----------       ------------
End of period...............................................     $21,197,088       $ 21,338,126
                                                                 ===========       ============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                        CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE             -----------------------------------------------------------
FINANCIAL STATEMENTS.
                                                           FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
                                                          MONTHS ENDED    -------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                   JUNE 30, 1999    1998        1997        1996        1995
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................     $  1.00      $  1.00     $  1.00     $  1.00     $  1.00
                                                             -------      -------     -------     -------     -------
Investment income--net..................................       .0216        .0496       .0506       .0501       .0543
Realized and unrealized gain (loss) on
  investments--net......................................      (.0009)       .0003       .0001      (.0005)      .0018
                                                             -------      -------     -------     -------     -------
Total from investment operations........................       .0207        .0499       .0507       .0496       .0561
                                                             -------      -------     -------     -------     -------
Less dividends and distributions:
  Investment income--net................................      (.0216)      (.0496)     (.0506)     (.0501)     (.0543)
  Realized gain on investments--net.....................      (.0001)      (.0003)     (.0001)     (.0001)     (.0004)
                                                             -------      -------     -------     -------     -------
Total dividends and distributions.......................      (.0217)      (.0499)     (.0507)     (.0502)     (.0547)
                                                             -------      -------     -------     -------     -------
Net asset value, end of period..........................     $  1.00      $  1.00     $  1.00     $  1.00     $  1.00
                                                             =======      =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......................       4.51%*       5.10%       5.19%       5.13%       5.61%
                                                             =======      =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................................        .64%*        .68%        .62%        .61%        .61%
                                                             =======      =======     =======     =======     =======
Investment income and realized gain on
  investments--net......................................       4.45%*       4.96%       5.06%       4.96%       5.47%
                                                             =======      =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................     $21,197      $21,338     $21,102     $22,885     $25,550
                                                             =======      =======     =======     =======     =======
---------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Reserve Assets Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and back-up withholding tax) in additional shares of beneficial interest at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the following annual rates: 0.500% of the Fund's average daily net assets not exceeding $500 million; 0.425% of average daily net assets in excess of $500 million but not exceeding $750 million; 0.375% of average daily net assets in excess of $750 million but not exceeding $1 billion; 0.350% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; 0.325% of average daily net assets in excess of $1.5 billion but not exceeding $2 billion; 0.300% of average daily net assets in excess of $2 billion but not exceeding $2.5 billion and 0.275% of average daily net assets in excess of $2.5 billion.

--------------------------------------------------------------------------------

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
JUNE 30, 1999--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

There were some conflicting signals regarding the future direction of the US economy during the six months ended June 30, 1999. However, on balance the economic outlook continued to be positive. The US economic expansion is ongoing, especially in the consumer sector. Economic growth is not occurring at inflationary rates, although the Organization of Petroleum Exporting Countries
(OPEC) successfully engineered a near-term increase in the price of crude oil. Against this backdrop, the US Federal Reserve Board raised the Federal Funds rate 0.25% at its June 30, 1999 meeting. Outside of the United States, signs of growth are less apparent in other major industrial economies. European equity markets have entered a period of consolidation, and investors are looking for evidence of an economic pickup. In Japan, there are not yet clear signs that Japan's economy is improving. There were growing signs of improvement in some emerging economies (most notably South Korea and Mexico), although concerns remain for others (such as Brazil and Argentina).

  In the US capital markets, long-term interest rates rose during the June quarter. While the spread between yields on Treasury securities and corporate issues of similar maturities has narrowed somewhat, it remains wide by historic standards. Although the US stock market exhibited greater price volatility, its advances broadened beyond relatively few growth stocks to the previously languishing cyclical sectors.

PORTFOLIO MATTERS

During the first half of 1999, the environment for small-capitalization stocks gradually improved with the pace of US economic activity. Recent economic indicators, including employment data and the Producer Price Index (PPI), seemed to confirm a strengthening in the US economy. Accordingly, the yield on the 30-year US Government bond has increased by about 100 basis points (1.00%), causing a steepening of the yield curve. A strengthening economy is generally favorable for small cap stocks, particularly small cap value stocks. The steepening yield curve is a positive indicator for the value style of investing because it often serves as an implied inflation forecast. To the extent that the Federal Reserve Board is able to sustain the economic expansion with modest interest rate increases, we anticipate further gains for small cap stocks.

  During the six-month period ended June 30, 1999, the Fund substantially outperformed the unmanaged Russell 2000 Index. Total returns for the Fund's Class A and Class B Shares were +19.58% and +19.48%, respectively, compared to the total return of +9.28% for the Russell 2000 Index. Eleven out of twelve economic sectors within the Russell 2000 benchmark index posted positive returns in the first half of the year. The utility, energy, and transportation sectors marked the sharpest gains, while the consumer staples sector declined. The Fund's investment performance benefited from overweighted investments in the energy and transportation sectors, and from underweighted investments in financial services stocks. Sector positioning modestly benefited performance in the six-month period; however, performance in excess of the Russell 2000 Index resulted primarily from specific stock selection, as individual stocks sharply outperformed their respective sectors in the benchmark index.

  Individual stocks that most benefited the Fund's investment results included one medical device company and two telecommunications related stocks. Shares of VISX Incorporated, a developer of proprietary technologies and systems for laser vision correction, appreciated sharply based on strong growth in laser procedures. Rapid share price appreciation and the large size of the position combined to make VISX, Inc. a leading contributor to Fund results during the six-month period. We significantly reduced the Fund's holdings in VISX since the shares exceeded our valuation target. Shares of DSP Communications also rallied in the first half of 1999. Asian market demand rebounded and the company announced several important new customer wins. The company designs chip sets used in wireless devices. Shares of Triquint Semiconductor, Inc., a manufacturer of high performance integrated circuits, were also strong as earnings surpassed the range of analysts' estimates and demand for the company's specialized manufacturing capacity increased. Fund performance in the period was hindered by an investment in CHS Electronics, Inc., an international distributor of microcomputers and related products. Shares of CHS Electronics declined abruptly in the period on concerns about the company's accounting for vendor rebates and general weakness among computer distribution stocks. We sold the Fund's entire position in CHS Electronics, Inc. based on deteriorating fundamentals.

  As small-capitalization stocks surged late in the six-month period, we realized gains in stocks that had reached our internal price objectives, and reinvested the proceeds in

--------------------------------------------------------------------------------

stocks where we believed the risk-adjusted returns would be greater. In general, we further increased the level of Fund diversification, realizing gains in overweighted technology and economically sensitive industries, and investing some of the proceeds in underweighted financial services stocks and other interest rate sensitive areas.

IN CONCLUSION

We thank you for your continued investment in Special Value Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Daniel V. Szemis
Daniel V. Szemis
Senior Vice President and Co-Portfolio Manager

/s/ R. Elise Baum
R. Elise Baum
Senior Vice President and Co-Portfolio Manager

July 28, 1999

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/99                                                       + 1.87%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                                                  +15.59
--------------------------------------------------------------------------------
Ten Years Ended 6/30/99                                                   +11.08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/99                                                        +1.68%
--------------------------------------------------------------------------------
Inception (10/23/97) through 6/30/99                                       -0.47
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                12 MONTH       6 MONTH
                                                              TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +1.87%         +19.58%
-----------------------------------------------------------------------------------------
Class B Shares                                                   +1.68          +19.48
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

                                SHARES                                                           VALUE       PERCENT OF
          SECTOR*                HELD                COMMON STOCKS                 COST        (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
AUTO & TRANSPORTATION             218,000    Air Express International
                                               Corporation.................    $  4,506,503   $  5,477,250       1.2%
                                  255,400    Circle International Group,
                                               Inc. .......................       6,554,445      5,586,875       1.2
                                  151,600    +Forward Air Corporation......       1,107,749      4,254,275       0.9
                                    9,000    +Gentex Corporation...........         111,690        252,000       0.1
                                   11,100    +Keystone Automotive
                                               Industries, Inc. ...........         176,209        191,475       0.0
                                  208,300    +Landair Corporation..........       1,315,580        833,200       0.2
                                   67,700    Meritor Automotive, Inc. .....       1,468,358      1,726,350       0.4
                                  894,700    +Miller Industries, Inc. .....       6,775,980      3,522,881       0.8
                                                                               ------------   ------------     -----
                                                                                 22,016,514     21,844,306       4.8
-----------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY          1,107,700    +APAC Customer Services
                                               Inc. .......................       8,357,955      3,600,025       0.8
                                  620,600    +Boise Cascade Office Products
                                               Corp. ......................       8,702,093      7,292,050       1.6
                                  265,000    +Boron, LePore & Associates,
                                               Inc. .......................       3,558,431      2,219,375       0.5
                                  390,000    +Buffets, Inc.................       3,859,006      4,460,625       1.0
                                  331,200    +Caribiner International,
                                               Inc.........................       3,245,791      2,049,300       0.4
                                  122,800    +The Cheesecake Factory
                                               Incorporated................       2,577,975      3,730,050       0.8
                                  858,000    +Danka Business Systems PLC
                                               (ADR)**.....................       6,589,610      4,638,563       1.0
                                  560,650    +HA-LO Industries, Inc........       7,221,899      5,536,419       1.2
                                  715,700    Heilig-Meyers Company.........       9,893,330      4,875,706       1.1
                                  100,400    +ITI Technologies, Inc........       2,581,454      2,259,000       0.5
                                  118,100    +Micro Warehouse, Inc.........       1,644,588      2,081,513       0.4
                                  763,167    +Midway Games Inc.............      11,855,735      9,873,473       2.2
                                  758,900    +Paxson Communications
                                               Corporation.................       8,204,931     10,245,150       2.2
                                  178,400    Pier 1 Imports, Inc...........       1,350,720      2,007,000       0.4
                                  256,000    +SITEL Corporation............       2,288,618        752,000       0.2
                                  147,400    +Sodak Gaming, Inc............       1,633,824      1,381,875       0.3
                                  172,300    +Stein Mart, Inc..............       1,608,135      1,561,469       0.3
                                   60,600    +Suiza Foods Corporation......       2,290,271      2,537,625       0.6
                                  139,900    +Veterinary Centers of
                                               America, Inc................       1,896,454      1,888,650       0.4
                                  520,500    WMS Industries Inc............       3,258,147      8,848,500       1.9
                                                                               ------------   ------------     -----
                                                                                 92,618,967     81,838,368      17.8
-----------------------------------------------------------------------------------------------------------------------
ENERGY                             79,100    +Barrett Resources
                                               Corporation.................       2,003,166      3,035,462       0.7
                                  210,000    +Basin Exploration, Inc.......       3,278,690      4,213,125       0.9
                                   32,800    +Evergreen Resources, Inc.....         721,600        826,150       0.2
                                  100,500    +Louis Dreyfus Natural Gas
                                               Corp. ......................       1,916,997      2,167,031       0.5
                                   79,900    +Newpark Resources, Inc.......         474,530        709,113       0.2
                                   50,000    +Plains Resources Inc.........         748,212        950,000       0.2
                                   59,100    +Stone Energy Corporation.....       1,752,851      2,504,363       0.5
                                  129,000    +Tom Brown, Inc. .............       1,603,086      1,999,500       0.4
                                                                               ------------   ------------     -----
                                                                                 12,499,132     16,404,744       3.6
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                 47,350    American National Insurance
                                               Company.....................       4,420,316      3,373,687       0.7
                                   51,600    +BARRA, Inc...................       1,272,449      1,283,550       0.3
                                  266,900    +Billing Concepts Corp. ......       2,561,541      2,969,262       0.7
                                  109,000    Brandywine Reality Trust......       1,939,138      2,159,562       0.5
                                   74,800    Camden Property Trust.........       1,925,656      2,075,700       0.5
                                  240,900    Capitol Federal Financial.....       2,386,338      2,484,281       0.5
                                  264,178    Charter One Financial, Inc....       6,710,749      7,330,939       1.6
                                   50,500    Commerce Bancorp, Inc.........       2,033,160      2,158,875       0.5
                                   67,800    FelCor Lodging Trust Inc......       1,471,401      1,406,850       0.3
                                   99,400    Frontier Insurance Group,
                                               Inc. .......................       1,454,889      1,528,275       0.3

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                           VALUE       PERCENT OF
          SECTOR*                HELD                COMMON STOCKS                 COST        (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                 63,000    HCC Insurance Holdings, Inc...    $  1,196,544   $  1,429,312       0.3%
(CONCLUDED)
                                   30,100    Investment Technology Group,
                                               Inc.........................         860,524        974,487       0.2
                                   15,100    Jeffreries Group, Inc.........         233,596        453,000       0.1
                                   40,500    Kimco Realty Corporation......       1,491,148      1,584,563       0.3
                                   62,400    Meditrust Companies...........         937,772        815,100       0.2
                                   17,600    National Data Corporation.....         616,990        752,400       0.2
                                  187,100    PXRE Corporation..............       4,954,722      3,391,188       0.7
                                  174,000    Peoples Heritage Financial
                                               Group, Inc..................       3,450,922      3,273,375       0.7
                                  195,800    +Primark Corporation..........       4,787,912      5,494,638       1.2
                                                                               ------------   ------------     -----
                                                                                 44,705,767     44,939,044       9.8
-----------------------------------------------------------------------------------------------------------------------
HEALTHCARE                        137,300    +COR Therapeutics, Inc........       1,501,776      2,008,012       0.4
                                  110,000    +Covance Inc..................       2,276,949      2,633,125       0.6
                                   31,600    +DVI, Inc.....................         552,671        541,150       0.1
                                   23,600    +Datascope Corp. .............         644,544        758,150       0.2
                                  317,600    +EndoSonics Corporation.......       1,994,809      2,203,350       0.5
                                   31,000    +Gilead Sciences, Inc.........         849,148      1,615,875       0.3
                                  425,600    +HCIA Inc.....................       5,221,652      3,644,200       0.8
                                1,221,400    +MedPartners, Inc.............       9,012,554      9,236,838       2.0
                                  195,000    Mentor Corporation............       3,012,650      3,631,875       0.8
                                  291,000    +Nabi.........................       2,103,909        800,250       0.2
                                   41,700    +NeoRx Corporation............         269,850         63,853       0.0
                                   67,700    +Neurogen Corporation.........         904,431        981,650       0.2
                                  278,800    +Orthodontic Centers of
                                               America, Inc................       3,336,283      3,938,050       0.9
                                   88,600    +Pharmacopeia, Inc............       1,460,048        963,525       0.2
                                  175,000    +Scios Inc....................       1,232,798        568,750       0.1
                                  423,400    Scottish Annuity & Life
                                               Holdings, Ltd. .............       5,440,528      4,551,550       1.0
                                   15,000    +Sepracor Inc.................       1,098,921      1,215,000       0.3
                                   85,500    +Sierra Health Services,
                                               Inc.........................       1,774,125      1,234,406       0.3
                                   42,800    +VISX, Incorporated...........         279,434      3,391,900       0.7
                                                                               ------------   ------------     -----
                                                                                 42,967,080     43,981,509       9.6
-----------------------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING            190,300    A.M. Castle & Company.........       3,976,657      3,235,100       0.7
                                  330,000    Apogee Enterprises, Inc.......       3,836,541      4,475,625       1.0
                                   37,000    Carpenter Technology
                                               Corporation.................       1,105,467      1,056,812       0.2
                                  110,100    +Citation Corporation.........       1,577,950      1,768,481       0.4
                                  354,600    Commonwealth Industries,
                                               Inc.........................       6,572,961      4,432,500       1.0
                                   39,600    +Dan River Inc. (Class A).....         598,499        292,050       0.1
                                    8,300    +Foamex International Inc.....         109,575         46,169       0.0
                                  101,900    +Giant Cement Holding, Inc....       2,179,103      2,299,119       0.5
                                  152,800    Gibraltar Steel Corporation...       3,132,208      3,743,600       0.8
                                  178,600    +Insituform Technologies, Inc.
                                               (Class A)...................       1,435,706      3,828,737       0.8
                                  382,000    Intermet Corporation..........       5,350,284      5,730,000       1.2
                                  124,800    +Novamerican Steel, Inc.......       1,448,747      1,372,800       0.3
                                  246,000    +Paxar Corporation............       3,532,266      2,214,000       0.5
                                   99,000    Quanex Corporation............       2,305,623      2,821,500       0.6
                                  562,776    Ryerson Tull, Inc.............       9,514,748     12,697,634       2.8
                                  464,600    +Shiloh Industries, Inc.......       8,067,380      6,678,625       1.5
                                  238,000    +Wolverine Tube, Inc..........       6,032,065      5,979,750       1.3
                                                                               ------------   ------------     -----
                                                                                 60,775,780     62,672,502      13.7
-----------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS                     629,800    +Metromedia International
                                               Group, Inc..................       7,216,277      4,723,500       1.0
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                                SHARES                                                           VALUE       PERCENT OF
          SECTOR*                HELD                COMMON STOCKS                 COST        (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
PRODUCER DURABLES                 101,000    AGCO Corporation..............    $  3,164,545   $  1,142,562       0.3%
                                   38,400    +ANTEC Corporation............       1,092,083      1,224,000       0.3
                                  125,700    +Allen Telecom Inc............       2,050,371      1,351,275       0.3
                                  287,250    Applied Industrial
                                               Technologies, Inc...........       5,964,982      5,457,750       1.2
                                  116,000    +BI, Incorporated.............       1,089,284        978,750       0.2
                                  400,600    +Brown & Sharpe Manufacturing
                                               Company (Class A)...........       5,138,075      2,178,262       0.5
                                   90,000    +DONCASTERS PLC (ADR)**.......       2,167,473      1,575,000       0.3
                                  249,300    +ESCO Electronics
                                               Corporation.................       4,362,030      3,194,156       0.7
                                  323,800    +Kent Electronics
                                               Corporation.................       3,837,080      6,415,287       1.4
                                  251,700    Oakwood Homes Corporation.....       4,828,912      3,303,563       0.7
                                   66,600    The Ryland Group, Inc.........       1,084,834      1,977,188       0.4
                                   67,300    +Toll Brothers, Inc...........       1,625,992      1,442,744       0.3
                                   63,000    +Triumph Group, Inc...........       1,777,749      1,606,500       0.3
                                                                               ------------   ------------     -----
                                                                                 38,183,410     31,847,037       6.9
-----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY                        245,700    +Anixter International Inc....       3,439,727      4,484,025       1.0
                                  500,200    +Aspen Technology, Inc........       5,887,785      5,814,825       1.3
                                  264,900    Bell Industries, Inc..........       2,382,050      1,175,494       0.3
                                  194,800    +Black Box Corporation........       5,638,287      9,764,350       2.1
                                   60,226    +Brite Voice Systems, Inc.....         496,747        839,400       0.2
                                  100,000    +C.P. Clare Corporation.......       1,272,312        531,250       0.1
                                  164,100    +Cognos, Inc..................       3,894,667      3,569,175       0.8
                                  171,600    +The DII Group, Inc...........       3,871,462      6,359,925       1.4
                                  592,700    +DSP Communications, Inc......       8,864,539     17,114,212       3.7
                                  231,700    +Harbinger Corporation........       1,369,493      2,881,769       0.6
                                  852,900    +Mentor Graphics Corporation..       9,321,032     10,874,475       2.4
                                  120,000    +NetManage, Inc...............         310,699        255,000       0.1
                                  359,800    +Phoenix Technologies Ltd. ...       4,884,764      6,386,450       1.4
                                  374,900    +Planar Systems Inc...........       3,970,037      2,858,613       0.6
                                   45,200    +Rational Software
                                               Corporation.................         668,612      1,488,775       0.3
                                  191,000    +Read-Rite Corporation........       2,245,023      1,181,813       0.3
                                  282,600    Sensormatic Electronics
                                               Corporation.................       2,495,833      3,938,738       0.9
                                  126,500    +Sterling Commerce, Inc.......       3,797,408      4,617,250       1.0
                                   31,000    +Storage Technology
                                               Corporation.................       1,050,357        705,250       0.2
                                  463,951    +Structural Dynamics Research
                                               Corporation.................       7,840,419      8,438,109       1.8
                                   29,300    +Summit Technology, Inc.......         469,679        644,600       0.1
                                  633,900    +Sybase, Inc..................       8,675,349      6,933,281       1.5
                                  318,200    Telxon Corporation............       6,157,585      2,525,713       0.5
                                   64,500    +TriQuint Semiconductor,
                                               Inc.........................       1,239,085      3,664,406       0.8
                                                                               ------------   ------------     -----
                                                                                 90,242,951    107,046,898      23.4
-----------------------------------------------------------------------------------------------------------------------
UTILITIES                         316,600    +Applied Digital Access,
                                               Inc.........................       2,460,145      1,404,912       0.3
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS                413,686,023    416,702,820      90.9
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE                                                            VALUE       PERCENT OF
                                AMOUNT           SHORT-TERM SECURITIES             COST        (NOTE 1a)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***           $ 7,000,000    CSW Credit Inc., 5.20% due
                                               7/12/1999...................    $  6,987,867   $  6,987,867       1.5%
                               15,000,000    Formosa Plastics Corporation,
                                               4.89% due 7/21/1999.........      14,957,213     14,957,213       3.3
                               19,067,000    General Motors Acceptance
                                               Corp., 5.63% due
                                               7/01/1999...................      19,064,018     19,064,018       4.1
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL SHORT-TERM SECURITIES         41,009,098     41,009,098       8.9
-----------------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENTS.............    $454,695,121    457,711,918      99.8
                                                                               ============
                                             OTHER ASSETS LESS
                                               LIABILITIES.................                        814,343       0.2
                                                                                              ------------     -----
                                             NET ASSETS....................                   $458,526,261     100.0%
                                                                                              ============     =====
-----------------------------------------------------------------------------------------------------------------------

* Holdings are classified into the economic sectors found in the Russell 2000 Index.

** American Depositary Receipts (ADR).

*** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$454,695,121) (Note
  1a).......................................................               $457,711,918
Receivables:
  Securities sold...........................................  $4,499,134
  Dividends.................................................      96,389
  Capital shares sold.......................................      75,261      4,670,784
                                                              ----------
Prepaid expenses and other assets...........................                     31,776
                                                                           ------------
Total assets................................................                462,414,478
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   3,224,746
  Investment adviser (Note 2)...............................     303,137
  Capital shares redeemed...................................     292,799
  Distributor (Note 2)......................................         251      3,820,933
                                                              ----------
Accrued expenses and other liabilities......................                     67,284
                                                                           ------------
Total liabilities...........................................                  3,888,217
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $458,526,261
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized.........................................               $  2,132,759
Class B Shares of Common Stock, $0.10 par value, 100,000,000
  shares authorized.........................................                      9,338
Paid-in capital in excess of par............................                458,984,918
Undistributed investment income--net........................                    753,646
Accumulated realized capital losses on investments--net.....                 (6,371,197)
Unrealized appreciation on investments--net.................                  3,016,797
                                                                           ------------
NET ASSETS..................................................               $458,526,261
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $456,527,567 and 21,327,590
  shares outstanding........................................               $      21.41
                                                                           ============
Class B--Based on net assets of $1,998,694 and 93,385 shares
  outstanding...............................................               $      21.40
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTES 1c & 1d):
Interest and discount earned................................               $ 1,295,689
Dividends...................................................                 1,176,588
                                                                           -----------
Total income................................................                 2,472,277
                                                                           -----------
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)...........................  $1,583,899
Accounting services (Note 2)................................      46,978
Custodian fees..............................................      27,860
Printing and shareholder reports............................      26,289
Professional fees...........................................      22,279
Directors' fees and expenses................................       5,061
Transfer agent fees (Note 2)................................       2,712
Distribution fees--Class B (Note 2).........................       1,069
Pricing services............................................         253
Other.......................................................       2,233
                                                              ----------
Total expenses..............................................                 1,718,633
                                                                           -----------
Investment income--net......................................                   753,644
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET (NOTES
  1b, 1d & 3):
Realized loss on investments--net...........................                (5,243,974)
Change in unrealized appreciation/depreciation on
  investments--net..........................................                81,588,534
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $77,098,204
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                              JUNE 30, 1999    DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $    753,644       $     625,435
Realized gain (loss) on investments--net....................      (5,243,974)         44,232,014
Change in unrealized appreciation/depreciation on
  investments--net..........................................      81,588,534         (71,727,863)
                                                                ------------       -------------
Net increase (decrease) in net assets resulting from
  operations................................................      77,098,204         (26,870,414)
                                                                ------------       -------------
--------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1e):
Investment income--net:
  Class A...................................................        (624,748)         (1,476,063)
  Class B...................................................            (670)               (726)
Realized gain on investments--net:
  Class A...................................................     (44,936,283)       (109,791,778)
  Class B...................................................        (128,283)            (56,535)
                                                                ------------       -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (45,689,984)       (111,325,102)
                                                                ------------       -------------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net increase (decrease) in net assets derived from capital
  share transactions........................................     (20,666,514)        104,118,352
                                                                ------------       -------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................      10,741,706         (34,077,164)
Beginning of period.........................................     447,784,555         481,861,719
                                                                ------------       -------------
End of period*..............................................    $458,526,261       $ 447,784,555
                                                                ============       =============
--------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $    753,646       $     625,420
                                                                ============       =============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                       CLASS A+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE            ------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                          FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
                                                         MONTHS ENDED    --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                  JUNE 30, 1999     1998        1997        1996        1995
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $  19.95      $  27.75    $  26.22    $  27.98    $  19.26
                                                           --------      --------    --------    --------    --------
Investment income--net.................................         .03           .03         .09         .13         .17
Realized and unrealized gain (loss) on
  investments--net.....................................        3.47         (1.41)       2.80        1.84        8.64
                                                           --------      --------    --------    --------    --------
Total from investment operations.......................        3.50         (1.38)       2.89        1.97        8.81
                                                           --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net...............................        (.03)         (.09)       (.08)       (.14)       (.09)
  Realized gain on investments--net....................       (2.01)        (6.33)      (1.28)      (3.59)         --
                                                           --------      --------    --------    --------    --------
Total dividends and distributions......................       (2.04)        (6.42)      (1.36)      (3.73)       (.09)
                                                           --------      --------    --------    --------    --------
Net asset value, end of period.........................    $  21.41      $  19.95    $  27.75    $  26.22    $  27.98
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................      19.58%++      (6.50%)     11.72%       8.11%      45.90%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................        .81%*         .81%        .80%        .81%        .81%
                                                           ========      ========    ========    ========    ========
Investment income--net.................................        .36%*         .13%        .32%        .50%        .72%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............    $456,527      $446,510    $481,614    $453,029    $339,921
                                                           ========      ========    ========    ========    ========
Portfolio turnover.....................................      38.10%        56.29%     147.06%      80.84%      96.79%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                  CLASS B++
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE              ----------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE              FOR THE SIX          FOR THE            FOR THE PERIOD
FINANCIAL STATEMENTS.                                     MONTHS ENDED        YEAR ENDED        OCTOBER 23, 1997+ TO
INCREASE (DECREASE) IN NET ASSET VALUE:                   JUNE 30, 1999    DECEMBER 31, 1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................     $19.94             $ 27.74               $ 31.23
                                                             ------             -------               -------
Investment income--net..................................        .02                  --+++               (.01)
Realized and unrealized gain (loss) on
  investments--net......................................       3.46               (1.39)                (3.48)
                                                             ------             -------               -------
Total from investment operations........................       3.48               (1.39)                (3.49)
                                                             ------             -------               -------
Less dividends and distributions:
  Investment income--net................................       (.01)               (.08)                   --
  Realized gain on investments--net.....................      (2.01)              (6.33)                   --
                                                             ------             -------               -------
Total dividends and distributions.......................      (2.02)              (6.41)                   --
                                                             ------             -------               -------
Net asset value, end of period..........................     $21.40             $ 19.94               $ 27.74
                                                             ======             =======               =======
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......................     19.48%++            (6.52%)              (11.18%)++
                                                             ======             =======               =======
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses................................................       .96%*               .97%                  .96%*
                                                             ======             =======               =======
Investment income (loss)--net...........................       .21%*               .02%                 (.24%)*
                                                             ======             =======               =======
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................     $1,999             $ 1,275               $   248
                                                             ======             =======               =======
Portfolio turnover......................................     38.10%              56.29%               147.06%
                                                             ======             =======               =======
--------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Commencement of operations.

++ Based on average shares outstanding.

+++ Amount is less than $.01 per share.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SPECIAL VALUE FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 18 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Special Value Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc.

--------------------------------------------------------------------------------

("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLAM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 0.75% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of 0.15% of the average daily value of the Fund's Class B net assets.

  MLAM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $67,894 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLAM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1999 were $144,292,359 and $174,302,051, respectively.

  Net realized losses for the six months ended June 30, 1999 and net unrealized gains as of June 30, 1999 were as follows:

-----------------------------------------------------------------
                                         Realized      Unrealized
                                          Losses         Gains
-----------------------------------------------------------------
Long-term investments.................  $(5,243,895)   $3,016,797
Short-term investments................          (79)           --
                                        -----------    ----------
Total.................................  $(5,243,974)   $3,016,797
                                        ===========    ==========
-----------------------------------------------------------------

  At June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $3,016,797, of which $67,806,222 related to appreciated securities and $64,789,425 related to depreciated securities. At June 30, 1999, the aggregate cost of investments for Federal income tax purposes was $454,695,121.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions were $(20,666,514) and $104,118,352 for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

  Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 1999                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      497,554    $  9,747,537
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................    2,558,171      45,561,031
                                         ----------    ------------
Total issued..........................    3,055,725      55,308,568
Shares redeemed.......................   (4,109,303)    (76,530,403)
                                         ----------    ------------
Net decrease..........................   (1,053,578)   $(21,221,835)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1998                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   3,050,526    $ 58,185,991
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   5,216,495     111,267,844
                                       ----------    ------------
Total issued.........................   8,267,021     169,453,835
Shares redeemed......................  (3,241,298)    (66,488,266)
                                       ----------    ------------
Net increase.........................   5,025,723    $102,965,569
                                       ==========    ============
-----------------------------------------------------------------

-------------------------------------------------------------------
Class B Shares for the Six Months Ended                   Dollar
June 30, 1999                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................       31,353    $    595,779
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................        7,236         128,953
                                         ----------    ------------
Total issued..........................       38,589         724,732
Shares redeemed.......................       (9,097)       (169,411)
                                         ----------    ------------
Net increase..........................       29,492    $    555,321
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                       Dollar
December 31, 1998                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................      66,283    $  1,367,600
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................       2,686          57,259
                                       ----------    ------------
Total issued.........................      68,969       1,424,859
Shares redeemed......................     (14,012)       (272,076)
                                       ----------    ------------
Net increase.........................      54,957    $  1,152,783
                                       ==========    ============
-----------------------------------------------------------------

---------------------------------------------------------
MERRILL LYNCH
VARIABLE SERIES FUNDS, INC.
---------------------------------------------------------
PRINCIPAL OFFICE OF THE FUNDS
Box 9011
Princeton, NJ 08543-9011
DISTRIBUTOR
Princeton Funds Distributor, Inc.
CUSTODIAN
For all Funds except Developing Capital
Markets Focus Fund:
The Bank of New York
110 Washington Street
New York, NY 10286
For Developing Capital Markets Focus Fund:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863
--------------------------------------

After more than 20 years of service,
Arthur Zeikel recently retired as
Chairman of Merrill Lynch Asset
Management, L.P. (MLAM). Mr. Zeikel
served as President of MLAM from 1977
to 1997 and as Chairman since December
1997. Mr. Zeikel is one of the
country's most respected leaders in
asset management and presided over the
growth of Merrill Lynch's asset
management business. During his
tenure, client assets under management
grew from $300 million to over $500
billion. Mr. Zeikel will remain on
Merrill Lynch Variable Series Funds,
Inc.'s Board of Directors. We are
pleased to announce that Terry K.
Glenn has been elected President and
Director of the Fund. Mr. Glenn has
held the position of Executive Vice
President of MLAM since 1983.
Mr. Zeikel's colleagues at MLAM join
the Company's Board of Directors in
wishing him well in his retirement
from Merrill Lynch and are pleased
that he will continue as a member of
the Company's Board of Directors.

--------------------------------------

DIRECTORS AND OFFICERS

Terry K. Glenn

President

Joe Grills

Director

Walter Mintz

Director

Robert S. Salomon Jr.

Director

Melvin R. Seiden

Director

Stephen B. Swensrud

Director

Arthur Zeikel

Director

Christopher G. Ayoub

Senior Vice President

R. Elise Baum

Senior Vice President

Lawrence R. Fuller

Senior Vice President

Vincent T. Lathbury III

Senior Vice President

Kevin J. McKenna

Senior Vice President

Eric S. Mitofsky

Senior Vice President

Joseph T. Monagle Jr.

Senior Vice President

Grace Pineda

Senior Vice President

Kevin M. Rendino

Senior Vice President

Thomas R. Robinson

Senior Vice President

Walter D. Rogers

Senior Vice President

Kurt Schansinger

Senior Vice President

Robert M. Shearer

Senior Vice President

Daniel V. Szemis

Senior Vice President

David Chesney

Vice President

Robert F. Murray

Vice President

Jacqueline L. Rogers

Vice President

Donald C. Burke

Vice President and

Treasurer

Allan J. Oster

Secretary

                                         ---------------------------------------

                                         Gerald M. Richard, Treasurer and Norman
                                         R. Harvey, Senior Vice President of
                                         Merrill Lynch, Variable Series Funds,
                                         Inc. have recently retired. Their
                                         colleagues at Merrill Lynch Asset
                                         Management, L.P. join the Company's
                                         Board of Directors in wishing Mr.
                                         Richard and Mr. Harvey well in their
                                         retirements.

                                         ---------------------------------------

--------------------------------------------------------------------------------

  This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the Domestic Money Market Fund and Reserve Assets Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other Government agency or MLAM. Although the money market Funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the Funds. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Variable Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011
                                                                     #16897-6/99